UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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OAK STREET HEALTH, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholders:

You are cordially invited to attend a special meeting of stockholders of Oak Street Health, Inc., a Delaware corporation (“Oak Street Health” or the “Company”), which will be held virtually on Friday, April 28, 2023 at 8:30 AM Central time (including any adjournments or postponements thereof, the “Special Meeting”). Stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting using the control number included on your proxy card or the voting instruction form you received from your bank, broker or other nominee. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement to “present in person,” “in person” or “attend” will mean virtually present at or to attend virtually the Special Meeting.

At the Special Meeting, you will be asked to consider and vote upon (i) a proposal to adopt the Agreement and Plan of Merger, dated as of February 7, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Oak Street Health, CVS Pharmacy, Inc., a Rhode Island corporation (“CVS Pharmacy”), Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of CVS Pharmacy (“Merger Sub”) and, solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation (“CVS Health”, and as the context requires, this proxy statement also refers to CVS Health, CVS Pharmacy and Merger Sub, collectively, or any one of them, as “CVS Health”), which provides for the merger of Merger Sub with and into Oak Street Health, with Oak Street Health being the surviving corporation in the merger (the “Merger”) on the terms and conditions set forth in the Merger Agreement, (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the named executive officers of Oak Street Health in connection with the Merger, and (iii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

If the Merger is completed, you will be entitled to receive $39.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), for each share of common stock, par value $0.001 per share, of Oak Street Health (referred to as “Oak Street Health common stock”) that you own as of immediately prior to the effective time of the Merger (the “Effective Time”), unless you seek and perfect your statutory appraisal rights under Delaware law.

After careful consideration, the Board of Directors of Oak Street Health (the “Oak Street Health Board”) unanimously: (1) determined that it is fair to, and in the best interests of, Oak Street Health and its stockholders, and declared it was advisable, to enter into the Merger Agreement upon the terms and subject to the conditions set forth therein; (2) approved the execution and delivery of the Merger Agreement by Oak Street Health, the performance by Oak Street Health of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (3) resolved to recommend that holders of shares of Oak Street Health common stock (“Oak Street Health stockholders”) adopt the Merger Agreement in accordance with the General Corporation Law of the State of Delaware; and (4) directed that the adoption of the Merger Agreement be submitted for consideration by Oak Street Health stockholders at the Special Meeting. Accordingly, the Oak Street Health Board unanimously recommends a vote “FOR” the proposal to adopt the Merger Agreement and “FOR” each of the other proposals to be voted on at the Special Meeting.

The proxy statement accompanying this letter provides you with more specific information concerning the Special Meeting, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to the proxy statement accompanying this letter. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference into the proxy statement carefully and in their entirety.

Your vote is important, regardless of the number of shares of Oak Street Health common stock you own. The Merger cannot be completed unless the Merger Agreement is adopted by stockholders holding a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, to ensure your representation at the Special Meeting, we urge you to vote your shares of Oak Street Health common stock as soon as possible. Specific instructions for voting your shares of Oak Street Health common stock are included on your physical proxy card or the voting instructions form you received from your bank, broker or other nominee.

If you are an Oak Street Health stockholder of record, you may vote your shares of Oak Street Health common stock over the Internet by visiting www.proxydocs.com/OSH and using the control number included on your proxy card or by telephone at 1-866-892-1716 by following the instructions on the physical proxy card you received in the mail and which are also provided on that website; or by signing, voting and returning the enclosed proxy card by mail in the prepaid reply envelope. You will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance using the control number included on your proxy card. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting. If you attend the Special Meeting, you may vote electronically at the Special Meeting even if you have previously returned your proxy card or have voted over the Internet or by telephone and your electronic vote at the Special Meeting will revoke any proxy that you have previously submitted.

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” please refer to the voting instruction form forwarded by your bank, broker or other nominee to see which voting methods are available to you. Your bank, broker or other nominee cannot vote on any of the proposals to be voted on at the Special Meeting, including the proposal to adopt the Merger Agreement, without your instructions.

If you have any questions or need assistance voting your shares of Oak Street Health common stock, please contact Oak Street Health’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (877) 732-3613

Banks and Brokers may call collect: (212) 269-5550

Email: OSH@dfking.com

On behalf of the Oak Street Health Board, I thank you for your ongoing support and appreciate your consideration of these matters.

Very truly yours,

Mike Pykosz

Chairman of our Board and Chief Executive Officer

The accompanying proxy statement is dated March 30, 2023. The accompanying proxy statement and proxy card are first being mailed to Oak Street Health stockholders of record on or about March 30, 2023.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 8:30 AM, Central time, on Friday, April 28, 2023

To the stockholders of Oak Street Health, Inc.:

Notice is hereby given that a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Oak Street Health, Inc., a Delaware corporation (the “Company” or “Oak Street Health”), will be held virtually, via live audio webcast, on Friday, April 28, 2023, at 8:30 AM, Central time, for the following purposes:

1.

To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of February 7, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Oak Street Health, CVS Pharmacy, Inc., a Rhode Island corporation (“CVS Pharmacy”), Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of CVS Pharmacy (“Merger Sub”), and, solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation (“CVS Health”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Oak Street Health, with Oak Street Health continuing as the surviving corporation and a wholly owned subsidiary of CVS Pharmacy (the “Merger”) (the “Merger Proposal”);

2.

To consider and vote on a proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or may become payable to the named executive officers of Oak Street Health in connection with the Merger (the “Compensation Proposal”); and

3.

To consider and vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Only holders of shares of common stock, par value $0.001 per share, of Oak Street Health (“Oak Street Health common stock”, and holders of shares of Oak Street Health common stock, “Oak Street Health stockholders”), as of the close of business on March 20, 2023, are entitled to notice of, and to vote at, the Special Meeting.

All Oak Street Health stockholders are cordially invited to attend the Special Meeting. Similar to annual stockholder meetings, Oak Street Health is pleased to conduct the Special Meeting solely online via the Internet through a live audio webcast and online stockholder tools. Oak Street Health continues to use the virtual meeting format to facilitate stockholder attendance and participation by leveraging technology to communicate more effectively and efficiently with stockholders. This format empowers Oak Street Health stockholders to participate fully from any location around the world, at no cost. Oak Street Health stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting by entering the control number included on their proxy card or their voting instruction forwarded by their bank, broker or other nominee. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person,” “in person” or “attend” will mean virtually present at or to attend virtually the Special Meeting.

The Board of Directors of Oak Street Health unanimously recommends that stockholders vote “FOR” the Merger Proposal, “FOR” the advisory, non-binding Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.

Under Delaware law, Oak Street Health stockholders who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares of Oak Street Health common stock, as determined by the Delaware Court of Chancery, if the Merger is completed. The appraisal amount could be more than, the same as or less than the amount an Oak Street Health stockholder would be entitled to receive under the terms of the Merger Agreement. To exercise appraisal rights under Delaware law, an Oak Street Health stockholder must submit a written demand for appraisal to Oak Street Health prior to the vote on the proposal to adopt the Merger Agreement, must not vote in favor of the proposal to adopt the Merger Agreement and must continue to hold the shares of Oak Street Health common stock of record through the effective time of the Merger. Failure to comply strictly with the Delaware law procedures for exercising statutory appraisal rights set forth in Section 262 of the Delaware General Corporation Law (the “DGCL”), which are summarized in the section of this proxy statement titled “Appraisal Rights”, will result in the loss of appraisal rights. A copy of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. You are encouraged to read these provisions carefully and in their entirety.

Whether or not you plan to attend the Special Meeting virtually, to ensure your representation at the Special Meeting, we urge you to vote your shares of Oak Street Health common stock as soon as possible. Specific instructions for voting your shares of Oak Street Health common stock are included on your physical proxy card or the voting instruction form you received from your bank, broker or other nominee.

If you are an Oak Street Health stockholder of record, you may vote your shares of Oak Street Health common stock over the Internet by visiting www.proxydocs.com/OSH and using the control number included on your proxy card or by telephone at 1-866-892-1716 by following the instructions on the physical proxy card you received in the mail and which are also provided on that website; or by signing, voting and returning the enclosed proxy card by mail in the prepaid reply envelope. You will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance using the control number included on your proxy card. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting. If you attend the Special Meeting, you may vote electronically at the Special Meeting even if you have previously returned your proxy card or have voted over the Internet or by telephone and your electronic vote at the Special Meeting will revoke any proxy that you have previously submitted.

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” please refer to the voting instruction form forwarded by your bank, broker or other nominee to see which voting methods are available to you. Your bank, broker or other nominee cannot vote on any of the proposals to be voted on at the Special Meeting, including the proposal to adopt the Merger Agreement, without your instructions.

If you properly sign, date and mail your proxy card without indicating how you wish to vote on one or more proposals to be brought before the Special Meeting, the shares represented by your proxy will be counted as a vote “FOR” the Merger Proposal, “FOR” the non-binding, advisory Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.

By order of the Oak Street Health Board of Directors,

Rob Guenthner

Chief Legal Officer and Secretary

Chicago, Illinois

March 30, 2023

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YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Special Meeting virtually, please submit your proxy as soon as possible. Specific instructions for voting by proxy over the Internet or by telephone or mail are included on your physical proxy card or the voting instruction form you received from your bank, broker or other nominee. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.

If you hold your shares of Oak Street Health common stock in “street name,” please refer to the voting instruction form forwarded by your bank, broker or other nominee to see which voting methods are available to you. Your broker or other agent cannot vote on any of the proposals to be voted on at the Special Meeting, including the proposal to adopt the Merger Agreement, without your instructions.

If you are an Oak Street Health stockholder of record, voting electronically at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares of Oak Street Health common stock through a bank, broker or other nominee, you must obtain a “legal proxy” in order to vote electronically at the Special Meeting.

If you fail to return your proxy card, grant your proxy electronically over the Internet or by telephone or vote electronically at the Special Meeting, your shares of Oak Street Health common stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the other proposals.

You should carefully read and consider the entire proxy statement and the accompanying annexes, including the Merger Agreement attached as Annex A, along with all of the documents incorporated by reference into this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, the Special Meeting or this proxy statement, would like additional copies of this proxy statement, or need help submitting a proxy to have your shares of Oak Street Health common stock voted, please contact Oak Street Health’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (877) 732-3613

Banks and Brokers may call collect: (212) 269-5550

Email: OSH@dfking.com

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SUMMARY

This summary highlights selected information in this proxy statement and may not contain all of the information about the Merger Agreement (as defined below), the Merger (as defined below) and the other transactions contemplated by the Merger Agreement that are important to you. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the Special Meeting (as defined below). You may obtain, without charge, copies of any of the documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions under the section of this proxy statement titled “Where You Can Find Additional Information.”

In this proxy statement: (1) the terms “we,” “us,” “our,” the “Company” and “Oak Street Health” refer to Oak Street Health, Inc.; (2) the term “CVS Pharmacy” refers to CVS Pharmacy, Inc.; (3) the term “CVS Health” refers to CVS Health Corporation, and as the context requires, this proxy statement also refers to CVS Health, CVS Pharmacy and Merger Sub, collectively, or any one of them, as “CVS Health”; (4) the term “Merger Sub” refers to Halo Merger Sub Corp.; (5) the term “Merger Agreement” refers to the Agreement and Plan of Merger, dated as of February 7, 2023, by and among Oak Street Health, CVS Pharmacy, Merger Sub and, solely for the limited purposes set forth therein, CVS Health, as the same may be amended, supplemented or otherwise modified from time to time; (6) the term “Merger” refers to the merger of Merger Sub with and into Oak Street Health, with Oak Street Health continuing as the surviving corporation and as a wholly owned subsidiary of CVS Pharmacy as described in the Merger Agreement; (7) the term “Oak Street Health Board” refers to the Board of Directors of Oak Street Health; (8) the term “Oak Street Health common stock” refers to the common stock, par value $0.001 per share, of Oak Street Health; (9) the terms “Oak Street Health stockholders” or “stockholders of Oak Street Health” refers to the holders of shares of Oak Street Health common stock; (10) the term “Special Meeting” refers to the special meeting of Oak Street Health stockholders described in this proxy statement, including any adjournments or postponements thereof; and (11) the term “Transactions” means the Merger and the other transactions contemplated by the Merger Agreement.

The Parties (page 13)

Oak Street Health, Inc.

Founded in 2012, Oak Street Health operates a network of primary care centers within the United States serving Medicare beneficiaries. Oak Street Health, through its centers and management services organization, combines an innovative care model with superior patient experience. Oak Street Health integrates population health analytics, social support services and primary care into the care model to drive improved outcomes. Oak Street Health contracts with health plans and the Center for Medicare & Medicaid Services to generate medical costs savings and realize a return on its investment in primary care. Oak Street Health currently operates more than 170 centers across 21 states.

Shares of Oak Street Health common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “OSH”. Our principal executive office is located at 30 W. Monroe Street, Suite 1200, Chicago, Illinois 60603, our telephone number is (844) 871-5650, and our website is https://www.oakstreethealth.com/. Information on Oak Street Health’s website is not incorporated by reference into or otherwise part of this proxy statement. Additional information about Oak Street Health is contained in our public filings. See the section of this proxy statement titled “Where You Can Find Additional Information.”

CVS Health Corporation

CVS Health is a leading diversified health solutions company reshaping health care to help make healthier happen for more Americans. In an increasingly connected and digital world, CVS Health is meeting people

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wherever they are and changing health care to meet their needs. CVS Health has more than 9,000 retail locations, more than 1,100 walk-in medical clinics, a leading pharmacy benefits manager with over 110 million plan members with expanding specialty pharmacy solutions and a dedicated senior pharmacy care business serving more than one million patients per year. CVS Health also serves an estimated 35 million people through traditional, voluntary and consumer-directed health insurance products and related services, including expanding Medicare Advantage offerings and a leading standalone Medicare Part D prescription drug plan. CVS Health believes its integrated health care model increases access to quality care, delivers better health outcomes and lowers overall health care costs.

Shares of CVS Health common stock are listed on the NYSE under the ticker symbol “CVS”. The principal executive offices of CVS Health are located at One CVS Drive, Woonsocket, RI 02895, its telephone number is (401) 765-1500, and its website is www.cvshealth.com. Information on CVS Health’s website is not incorporated by reference into or otherwise part of this proxy statement.

CVS Pharmacy, Inc.

CVS Pharmacy is a direct, wholly owned subsidiary of CVS Health and CVS Health’s primary operating subsidiary. The principal executive offices of CVS Pharmacy are located at One CVS Drive, Woonsocket, RI 02895 and its telephone number is (401) 765-1500, and its website is www.cvshealth.com.

Halo Merger Sub Corp.

Merger Sub is a wholly owned subsidiary of CVS Pharmacy and was formed on January 19, 2023 solely for the purpose of engaging in the Transactions and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Merger, Merger Sub will cease to exist with Oak Street Health continuing as the surviving corporation in the Merger and a wholly owned subsidiary of CVS Pharmacy. The registered office of Merger Sub is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware 19801.

The Merger (page 25)

Oak Street Health, CVS Pharmacy, Merger Sub and, solely for the limited purposes set forth in the Merger Agreement, CVS Health entered into the Merger Agreement on February 7, 2023. A copy of the Merger Agreement is included as Annex A to this proxy statement. On the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into Oak Street Health, the separate corporate existence of Merger Sub will thereupon cease, and Oak Street Health will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of CVS Pharmacy. From time to time in this proxy statement, we refer to Oak Street Health as it will exist after the completion of the Merger as the “surviving corporation.”

At the Effective Time, and without any action by any Oak Street Health stockholder, each share of Oak Street Health common stock that is issued and outstanding as of immediately prior to the Effective Time (other than shares of Oak Street Health common stock (i) (A) held by Oak Street Health as treasury stock or (B) owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), in each case, as of immediately prior to the Effective Time, (ii) as to which holders thereof have properly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL or (iii) subject to outstanding Oak Street Health restricted stock awards (each, an “RSA”)) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $39.00, without interest and less any applicable withholding taxes (the “Merger Consideration”).

The Special Meeting (page 15)

Date, Time and Place

The Special Meeting will be held virtually on Friday, April 28, 2023, at 8:30 AM, Central time. At the Special Meeting, Oak Street Health stockholders will be asked to, among other things, vote for the adoption of the Merger Agreement. All Oak Street Health stockholders are cordially invited to attend the Special Meeting. Oak Street Health is conducting the Special Meeting solely online via the Internet through a live audio webcast and online stockholder tools. Oak Street Health stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting using the control number included in their proxy materials. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person,” “in person” or “attend” will mean virtually present at or to attend virtually the Special Meeting.

Record Date and Stockholders Entitled to Vote

Only Oak Street Health stockholders of record as of the close of business on March 20, 2023 (the “Record Date”), the record date for the Special Meeting, are entitled to receive notice of and to vote the shares of Oak Street Health common stock they held as of the Record Date at the Special Meeting. As of the close of business on the Record Date, 244,257,022 shares of Oak Street Health common stock were issued and outstanding and entitled to vote at the Special Meeting.

Quorum

The representation in person or by proxy of at least a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting, or 122,128,512 shares of Oak Street Health common stock, is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Vote Required

On each of the proposals presented at the Special Meeting, each Oak Street Health stockholder is entitled to one vote for each share of Oak Street Health common stock held by such stockholder as of the close of business on the Record Date. The adoption of the Merger Agreement by Oak Street Health stockholders requires the affirmative vote of stockholders holding a majority of the outstanding shares of Oak Street Health common stock entitled to vote as of the close of business on the Record Date. The approval of the Compensation Proposal and Adjournment Proposal each requires the affirmative vote of a majority of the shares of Oak Street Health common stock present, in person or represented by proxy, and voting on such matter. The approval of the Compensation Proposal is advisory and non-binding and is not a condition to the completion of the Merger.

Recommendation of the Oak Street Health Board and Reasons for the Merger (page 38)

After careful consideration, the Oak Street Health Board unanimously: (1) determined that it is fair to, and in the best interests of, Oak Street Health and its stockholders, and declared it advisable, to enter into the Merger Agreement upon the terms and subject to the conditions set forth therein; (2) approved the execution and delivery of the Merger Agreement by Oak Street Health, the performance by Oak Street Health of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (3) resolved to recommend that Oak Street Health stockholders adopt the Merger Agreement in accordance with the DGCL; and (4) directed that the adoption of the Merger Agreement be submitted for consideration by Oak Street Health stockholders at the Special Meeting. Accordingly, the Oak Street Health Board unanimously recommends that stockholders vote “FOR” the Merger Proposal, “FOR” the advisory, non-binding Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.

For a discussion of the material factors that the Oak Street Health Board considered in determining to recommend the adoption of the Merger Agreement, please see the section of this proxy statement titled “The Merger — Recommendation of the Oak Street Health Board and Reasons for the Merger.”

Opinion of Centerview Partners LLC (page 43)

The Company retained Centerview Partners LLC (“Centerview”) as financial advisor in connection with the Merger and the other Transactions. In connection with this engagement, the Oak Street Health Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of shares of Oak Street Health common stock (other than shares of Oak Street Health common stock (i) (A) held by Oak Street Health as treasury stock or (B) owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), in each case, as of immediately prior to the Effective Time, (ii) as to which holders thereof have properly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL, (iii) subject to outstanding RSAs and (iv) held by any affiliate of Oak Street Health or CVS Pharmacy (clauses (i) - (iv) collectively, “Excluded Shares”)) of the Merger Consideration proposed to be paid to such holders pursuant to the Merger Agreement. On February 7, 2023, Centerview rendered to the Oak Street Health Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 7, 2023 that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of shares of Oak Street Health common stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated February 7, 2023, which describes the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Oak Street Health Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Oak Street Health common stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions and does not constitute a recommendation to any stockholder of Oak Street Health or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.

The summary of Centerview’s opinion set forth herein is qualified in its entirety by reference to the full text of the opinion. The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

For a description of the opinion that the Oak Street Health Board received from Centerview, see the section of this proxy statement titled “The Merger — Opinion of Centerview Partners LLC.”

Certain Effects of the Merger (page 54)

Upon the consummation of the Merger, Merger Sub will be merged with and into Oak Street Health, the separate corporate existence of Merger Sub will thereupon cease, and Oak Street Health will continue to exist as the surviving corporation of the Merger and as a wholly owned subsidiary of CVS Pharmacy.

Following the consummation of the Merger, shares of Oak Street Health common stock will be delisted from the NYSE, and the registration of shares of Oak Street Health common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.

Effects on Oak Street Health if the Merger Is Not Completed (page 56)

In the event that the proposal to adopt the Merger Agreement does not receive the required approval from Oak Street Health stockholders, or if the Merger is not completed for any other reason, Oak Street Health stockholders will continue to own their shares of Oak Street Health common stock and will not receive any payment for their shares of Oak Street Health common stock in connection with the Merger. Instead, Oak Street Health will remain an independent public company, with Oak Street Health common stock continuing to be listed and traded on the NYSE and registered under the Exchange Act, and Oak Street Health will continue to file periodic reports under the Exchange Act with the SEC. Under certain circumstances, if the Merger Agreement is terminated, Oak Street Health may be obligated to pay to CVS Pharmacy a termination fee of $300 million. Under certain circumstances, if the Merger Agreement is terminated, CVS Pharmacy may be obligated to pay to Oak Street Health a termination fee of $500 million. Please see the section of this proxy statement titled “The Merger Agreement — Termination Fees.”

Treatment of Equity-Based Awards and the Oak Street Health ESPP (page 58)

Each outstanding and unexercised option to purchase shares of Oak Street Health common stock (each, an “Option”) with an exercise price per share less than $39.00 that is vested or that, as a result of the Merger, would become vested as of the Effective Time (with any performance conditions applicable to such Option determined in accordance with the applicable award agreement as of immediately prior to the Effective Time), will, at the Effective Time, automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the per share exercise price of such Option. At the Effective Time, each outstanding and unexercised Option with an exercise price per share equal to or greater than $39.00, whether vested or unvested, will be automatically cancelled for no consideration.

Each Option that is unvested at the Effective Time and not cancelled pursuant to the provisions described in the preceding paragraph will, at the Effective Time, automatically be cancelled and converted into the contractual right to receive a payment in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the exercise price per share of such Option (each, a “Converted Option Cash Award”), and each Converted Option Cash Award will be subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Option immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Option, except that each Converted Option Cash Award will provide that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Each RSA that is outstanding as of immediately prior to the Effective Time will, at the Effective Time, automatically be assumed by CVS Pharmacy and converted into a corresponding CVS Health restricted stock award (each, an “Assumed RSA”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSA immediately prior to the Effective Time, except that each Assumed RSA will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSA as of immediately prior to the Effective Time

v

and (ii) the Equity Award Exchange Ratio (as defined below), and such Assumed RSA will provide that the unvested portion, if any, of such Assumed RSA will immediately vest and settle upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Each Oak Street Health restricted stock unit award (each, an “RSU”) that is outstanding as of immediately prior to the Effective Time that is vested or, as a result of the Merger, would become vested as of the Effective Time (in each case, with any performance conditions applicable to such RSU determined in accordance with the applicable award agreement as of immediately prior to the Effective Time), will, at the Effective Time, automatically be cancelled and converted into the right to receive, an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) $39.00 and (ii) the number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time (a “Cash-Out RSU”).

Each RSU granted on or after February 7, 2023 that is outstanding and unvested as of the Effective Time will, at the Effective Time, automatically be assumed by CVS Pharmacy and converted into a corresponding CVS Health restricted stock unit award (each, an “Assumed RSU Award”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSU immediately prior to the Effective Time, except that each Assumed RSU Award will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSU as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio.

Each RSU (other than Cash-Out RSUs and RSUs granted on or after February 7, 2023) that is outstanding and unvested as of the Effective Time will, at the Effective Time, automatically be cancelled and converted into the contractual right to receive a payment in an amount of cash (without interest and subject to applicable tax withholdings) equal to the product of (i) $39.00 and (ii) the total number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time (each, a “Converted RSU Cash Award”), and each Converted RSU Cash Award will be subject to the same terms and conditions (including time-based vesting) as applied to such RSU immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding RSU, except that each Converted RSU Cash Award will provide that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

For purposes of this proxy statement, the “Equity Award Exchange Ratio” means the quotient obtained by dividing (i) $39.00 by (ii) the volume weighted average closing sale price (rounded to the nearest cent) of one share of CVS Health common stock as reported on the NYSE as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the parties) for the 10 consecutive trading days ending on (and including) the date that is two trading days immediately preceding the Effective Time (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events), rounded to the nearest 0.0001.

The consideration described above is collectively referred to as the “Equity Award Consideration” and the Equity Award Consideration, together with the aggregate per share Merger Consideration payable pursuant to the Merger Agreement, is referred to collectively as the “aggregate Merger Consideration.”

Pursuant to the Merger Agreement, Oak Street Health will take all actions necessary pursuant to the terms of the Oak Street Health, Inc. Employee Stock Purchase Plan (the “Oak Street Health ESPP”) to ensure that (i) the commencement of any future offering period under the Oak Street Health ESPP will be suspended following February 7, 2023 unless and until the Merger Agreement is terminated, (ii) there will be no increase in the amount of participants’ payroll deduction elections under the Oak Street Health ESPP during the current offering period from those in effect as of February 7, 2023, (iii) except to the extent required by applicable law, no individual participating in the Oak Street Health ESPP will be permitted to make separate non-payroll contributions to the Oak Street Health ESPP, (iv) no individuals will commence participation in the Oak Street Health ESPP during the period from February 7, 2023 through the Effective Time, (v) each purchase right issued pursuant to the Oak Street Health ESPP will be fully exercised on the earlier of (x) the scheduled purchase date for such offering period and (y) the date that is no later than five business days prior to the Effective Time (with any participant payroll deductions not applied to the purchase of shares of Oak Street Health common stock returned to the participant), and (vi) the Oak Street Health ESPP is terminated effective immediately prior to the Effective Time.

Interests of Oak Street Health’s Directors and Executive Officers in the Merger (page 57)

Oak Street Health’s directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Oak Street Health stockholders generally. The Oak Street Health Board was aware of and considered these interests in reaching the determination to approve the Merger Agreement and deem the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement to be advisable, fair to and in the best interests of Oak Street Health and its stockholders, and in recommending that stockholders vote for the adoption of the Merger Agreement. These interests include:

•

the executive officers and directors of Oak Street Health hold equity-based awards that will be afforded the treatment described immediately above under “ — Treatment of Equity-Based Awards and the Oak Street Health ESPP”;

•	the executive officers of Oak Street Health are party to existing agreements with the Company that provide for severance benefits; and

•

the executive officers and directors of Oak Street Health are entitled to continued indemnification and insurance coverage following the Merger under the Merger Agreement. Please see the section of this proxy statement titled “The Merger Agreement — Indemnification of Directors and Officers and Insurance.”

Oak Street Health Common Stock Ownership of Directors and Executive Officers (page 100)

As of March 3, 2023, the directors and executive officers of Oak Street Health beneficially owned in the aggregate approximately 28,935,630 shares, or approximately 11.55% of the outstanding shares, of Oak Street Health common stock.

Voting and Support Agreements (page 98)

In connection with the execution of the Merger Agreement, certain Oak Street Health stockholders, including certain affiliates of General Atlantic Service Company, L.P. (“General Atlantic”), Newlight Partners LP (“Newlight”) and certain members of the Oak Street Health Board (collectively, the “Specified Stockholders”) have each entered into a voting and support agreement with Oak Street Health and CVS Pharmacy (collectively, the “Voting Agreements”). Under the Voting Agreements, the Specified Stockholders agreed to vote their shares of Oak Street Health common stock (i) in favor of the adoption of the Merger Agreement and (ii) against any action or agreement that would reasonably be expected to prevent or materially delay the ability of Oak Street Health to consummate the Transactions. The Specified Stockholders also agreed not to directly or indirectly transfer any or all of their shares of Oak Street Health common stock until the earlier to occur of (x) the termination of the Voting Agreements or (y) the adoption of the Merger Agreement by Oak Street Health stockholders.

The Voting Agreements will automatically terminate upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement, (iii) as to any Specified Stockholder, any amendment of the

Merger Agreement that (x) reduces, changes the form of, or imposes any material restrictions or additional conditions on the payment of the Merger Consideration or (y) extends the Termination Date (aside from extensions contemplated by the Merger Agreement), (iv) mutual written consent of the parties thereto and (v) the Oak Street Health Board making an Oak Street Health Board Recommendation Change (as defined below in the section of this proxy statement titled “The Merger Agreement — No-Shop; Oak Street Health Board Recommendation Change”).

As of the close of business on the Record Date, the Specified Stockholders in the aggregate beneficially owned 111,864,630 shares of Oak Street Health common stock entitled to vote at the Special Meeting, representing approximately 45.80% of the total shares of Oak Street Health common stock outstanding as of such date. The Voting Agreements are substantially in the form of the Form of Voting Agreement attached as Annex C to this proxy statement.

Conditions of the Merger (page 93)

The obligations of Oak Street Health, CVS Pharmacy and Merger Sub to consummate the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver of the following conditions on or prior to the Effective Time:

•	the adoption of the Merger Agreement by Oak Street Health stockholders at the Special Meeting;

•

the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) (see the section of this proxy statement titled “The Merger — Regulatory Approvals Required for the Merger”); and.

•

no law, judgment, decision, injunction or order from any governmental authority in the United States having jurisdiction over any party to the Merger Agreement (whether temporary, preliminary or permanent) prohibiting, enjoining or otherwise making illegal the consummation of the Merger has been enacted, entered, promulgated and be continuing in effect.

Each party’s obligation to consummate the Merger is also subject to the satisfaction or, to the extent permitted by applicable law, waiver of the following conditions:

•

subject to certain materiality and other qualifiers, the accuracy of the representations and warranties of the applicable party on the closing date (except to the extent that any such representation and warranty speaks as of a specific date, in which case, such representation and warranty shall be true and correct only as of such specified date);

•

the other applicable party having performed or compiled in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by such party at or prior to the closing;

•	the delivery of a customary closing certificate signed on behalf of the respective party by an authorized executive officer of such party certifying certain conditions have been satisfied; and

•

in the case of the obligations of CVS Pharmacy and Merger Sub, the absence of an Oak Street Health Material Adverse Effect (which term is described in the section of this proxy statement titled “The Merger Agreement — Representations and Warranties”) since February 7, 2023.

The consummation of the Merger is not conditioned upon CVS Pharmacy’s ability to obtain financing. Before the closing, each of Oak Street Health and CVS Pharmacy may waive any of the conditions to its obligation to consummate the Merger even though one or more of the conditions described above has not been met, except where waiver is not permissible under applicable law.

Regulatory Approvals Required for the Merger (page 69)

The consummation of the Merger is subject to review under the HSR Act. As described above in the section of this proxy statement titled “The Merger Agreement — Conditions of the Merger,” the obligations of CVS

Pharmacy, Merger Sub and Oak Street Health to consummate the Merger are subject to the expiration or termination of any waiting period applicable to the Merger under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the Merger may not be completed until notifications have been filed and certain information has been furnished to the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) and the specified waiting period has expired or been terminated. Oak Street Health and CVS Health each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on February 24, 2023. The waiting period under the HSR Act expired at 11:59 PM EDT on March 27, 2023. Both before and after the expiration of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the Merger on antitrust grounds.

Oak Street Health, CVS Pharmacy, CVS Health and Merger Sub have agreed, subject to the limitations set forth in the Merger Agreement, to use reasonable best efforts to take all actions necessary to obtain all regulatory approvals applicable to the Merger. For more information, please see the sections of this proxy statement titled “The Merger Agreement — Regulatory Approvals Required for the Merger” and “The Merger Agreement —Reasonable Best Efforts; Antitrust Filings.”

No-Shop; Oak Street Health Board Recommendation Change (page 82)

The Merger Agreement generally restricts the Company and its subsidiaries’ ability to (and requires the Company and its subsidiaries to instruct and use their respective reasonable best efforts to cause their respective representatives not to) directly or indirectly:

•

solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to, an Acquisition Proposal (as defined below in the section of this proxy statement titled “The Merger Agreement — No-Shop; Oak Street Health Board Recommendation Change”);

•

furnish to any person (other than CVS Pharmacy or any of its designees) any non-public information relating to Oak Street Health, any of its subsidiaries or its affiliated practices, or to afford access to the business, properties, assets, books, records or personnel of Oak Street Health, any of its subsidiaries or its affiliated practices, in connection with the making, submission or announcement of, or to knowingly encourage, induce or facilitate, a proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•

subject to certain exceptions, participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal (or inquiries, proposals or offers that could reasonably be expected to lead to an inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal);

•	approve, endorse or recommend an Acquisition Proposal; or

•	enter into any Alternative Acquisition Agreement (as defined below in the section of this proxy statement titled “The Merger Agreement — No-Shop; Oak Street Health Board Recommendation Change”).

Prior to the earlier to occur of the termination of the Merger Agreement or the adoption of the Merger Agreement by Oak Street Health stockholders, if the Oak Street Health Board receives an Acquisition Proposal that did not result from a breach of the Company’s no-shop obligations (other than a de minimis breach) and the Oak Street Health Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal (as defined below in the section of this proxy statement titled “The Merger Agreement — No-Shop; Oak Street Health Board Recommendation Change”) or would reasonably be expected to lead to a Superior Proposal and that failure to take such action would be inconsistent with the Oak Street Health Board’s fiduciary duties under applicable law, Oak Street

Health is entitled to participate or engage in discussions or negotiations with, furnish any non-public information relating to, and afford access to the business and personnel of, Oak Street Health or any of its subsidiaries to the person making such Acquisition Proposal.

The Oak Street Health Board generally is not permitted under the Merger Agreement to make an Oak Street Health Board Recommendation Change. However, prior to the earlier to occur of the termination of the Merger Agreement and the adoption of the Merger Agreement by Oak Street Health stockholders, the Oak Street Health Board is permitted to make an Oak Street Health Board Recommendation Change in response to (i) an Intervening Event (as defined below in the section titled “The Merger Agreement — No-Shop; Oak Street Health Board Recommendation Change”) or (ii) to accept an Acquisition Proposal that did not result from a breach of the Company’s no-shop obligations (other than a de minimis breach) and the Oak Street Health Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal, if, in either case, the Oak Street Health Board determines in good faith (after consultation with its outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under applicable law. Any such Oak Street Health Board Recommendation Change is subject to the procedures set forth in the Merger Agreement, including that Oak Street Health negotiates in good faith with CVS Pharmacy, if so desired by CVS Pharmacy, for four business days (or two business days following an amended Acquisition Proposal) to make amendments to the terms and conditions of the Merger Agreement and related documents so that, as applicable, the Oak Street Health Board’s fiduciary duties no longer require it to make an Oak Street Health Board Recommendation Change in response to the Intervening Event or the Acquisition Proposal.

Termination (page 94)

The Merger Agreement may be terminated at any time prior to the Effective Time in the following circumstances:

•	by mutual written agreement of Oak Street Health and CVS Pharmacy;

•	by either CVS Pharmacy or Oak Street Health if:

•

the Merger is not consummated by 11:59 p.m., New York City time, on February 7, 2024, subject to an automatic extension until August 7, 2024 and a further automatic extension until December 23, 2024, in each case under certain specified circumstances;

•

(i) any final and non-appealable judgment, injunction or order issued by any court of competent jurisdiction in the United States, preventing or enjoining the consummation of the Merger is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger or (ii) any law has been enacted, entered or enforced that prohibits, makes illegal or enjoins the Merger; or

•	the holders of a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting fail to adopt the Merger Agreement at the Special Meeting;

•	by CVS Pharmacy if:

•

subject to cure rights, the Company breaches or fails to perform any representation, warranty, covenant or other agreement contained in the Merger Agreement that would result in a condition to the closing of the Merger not being satisfied and such breach has not been timely cured; provided that the right to terminate the Merger Agreement pursuant to the foregoing will not be available to CVS Pharmacy if it, CVS Health or Merger Sub is then in material breach of any representations, warranties, covenants or other agreements contained in the Merger Agreement that would result in a condition to the closing of the Merger not being satisfied; or

x

•	prior to adoption of the Merger Agreement by Oak Street Health stockholders, after being notified that the Oak Street Health Board has effected an Oak Street Health Board Recommendation Change.

•	by Oak Street Health if:

•

subject to cure rights, CVS Health breaches or fails to perform any representation, warranty, covenant or other agreement contained in the Merger Agreement that would result in a condition to the closing of the Merger not being satisfied and such breach has not been timely cured; provided that the right to terminate the Merger Agreement pursuant to the foregoing will not be available to Oak Street Health if it is then in material breach of any representations, warranties, covenants or other agreements contained in the Merger Agreement that would result in a condition to the closing of the Merger not being satisfied; or

•

prior to the adoption of the Merger Agreement by Oak Street Health stockholders, in order to substantially concurrently enter into an Alternative Acquisition Agreement with respect to a Superior Proposal received after February 7, 2023, if Oak Street Health has not breached its obligations under the no-shop provisions in the Merger Agreement with respect to such Superior Proposal (other than a de minimis breach) and substantially concurrently with such termination, Oak Street Health pays CVS Pharmacy a termination fee of $300 million.

Termination Fees (page 96)

Oak Street Health will be required to pay CVS Pharmacy a termination fee of $300 million if the Merger Agreement is terminated under certain circumstances. CVS Pharmacy will be required to pay Oak Street Health a termination fee of $500 million if the Merger Agreement is terminated under certain circumstances. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fees.”

Appraisal Rights (page 103)

If the Merger is consummated, shares of Oak Street Health common stock held by Oak Street Health stockholders who do not vote in favor of the adoption of the Merger Agreement, who continuously hold such shares through the Effective Time and who properly demand appraisal of such shares (and who do not withdraw or otherwise lose their appraisal rights), and who otherwise comply with the procedures of Section 262 of the DGCL will not be converted into the right to receive the Merger Consideration, but Oak Street Health stockholders will be entitled to receive such consideration as will be determined pursuant to Section 262 of the DGCL. This means that Oak Street Health stockholders will be entitled to have their shares of Oak Street Health common stock appraised by the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) and to receive payment in cash of the “fair value” of the shares of Oak Street Health common stock if the Merger is completed, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid upon the amount determined to be fair value, if any, as determined by the Delaware Court of Chancery. Oak Street Health stockholders who wish to seek appraisal of their shares of Oak Street Health common stock are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process.

Stockholders considering seeking appraisal should be aware that the fair value of their shares of Oak Street Health common stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Oak Street Health common stock.

The right to seek appraisal will be lost if an Oak Street Health stockholder votes “FOR” the proposal to adopt the Merger Agreement. However, abstaining or voting “AGAINST” adoption of the Merger Agreement is not itself sufficient to perfect appraisal rights within the meaning of Section 262 of the DGCL because additional actions must also be taken to perfect such rights. To exercise your appraisal rights, you must, among other things, (i) submit a written demand for appraisal in accordance with Section 262 of the DGCL to Oak Street Health before the vote is taken on the adoption of the Merger Agreement, (ii) not vote (in person or by proxy) in favor of the Merger Proposal, and (iii) continue to hold your shares of Oak Street Health common stock through the Effective Time and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Failure to comply strictly with the Delaware law procedures for exercising statutory appraisal rights set forth in Section 262 of the DGCL, which are summarized in the section of this proxy statement titled “Appraisal Rights”, will result in the loss of appraisal rights. A copy of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. You are encouraged to read these provisions carefully and in their entirety.

Accounting Treatment (page 66)

The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Considerations (page 67)

The receipt of cash by an Oak Street Health stockholder who is a U.S. holder (as defined below in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations”) in exchange for shares of Oak Street Health common stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, if you are a U.S. holder, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive (or are deemed to receive) in the Merger and your adjusted tax basis in the shares of Oak Street Health common stock converted into cash in the Merger. If you are an Oak Street Health stockholder who is a non-U.S. holder (as defined below in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations”), the Merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States, or Oak Street Health is, or was during the relevant period, a U.S. real property holding corporation. Further, the Merger may be a taxable transaction to you under non-U.S. tax laws, and you are encouraged to seek tax advice regarding such matters. Because individual circumstances may differ, we urge you to consult your own tax advisor to determine the particular tax effects to you.

You are urged to read the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more complete discussion of the material U.S. federal income tax consequences of the Merger.

Additional Information (page 111)

You can find more information about Oak Street Health in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. See the section of this proxy statement titled “Where You Can Find Additional Information.”

If you have any questions concerning the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, the Special Meeting or the accompanying proxy statement, would like additional copies of this proxy statement, or need help submitting a proxy to have your shares of Oak Street Health common stock voted, please contact Oak Street Health’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (877) 732-3613

Banks and Brokers may call collect: (212) 269-5550

Email: OSH@dfking.com

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting and the Merger. These questions and answers may not address all questions that may be important to you as an Oak Street Health stockholder. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Why am I receiving this proxy statement?

On February 7, 2023, Oak Street Health entered into the Merger Agreement with CVS Pharmacy, Merger Sub and, solely for the limited purposes set forth therein, CVS Health. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Oak Street Health, with Oak Street Health surviving as a wholly owned subsidiary of CVS Pharmacy.

You are receiving this proxy statement in connection with the solicitation of proxies by the Oak Street Health Board in favor of the proposal to adopt the Merger Agreement and the other matters to be voted on at the Special Meeting as described in this proxy statement because you have been identified as an Oak Street Health stockholder as of the close of business on the Record Date.

As an Oak Street Health stockholder, what will I receive in the Merger?

Each share of Oak Street Health common stock that is issued and outstanding as of immediately prior to the Effective Time (other than shares of Oak Street Health common stock (i) (A) held by Oak Street Health as treasury stock or (B) owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), in each case, as of immediately prior to the Effective Time, (ii) as to which holders thereof have properly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL or (iii) subject to outstanding RSAs) will be automatically cancelled, extinguished and converted into the right to receive $39.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

The exchange of shares of Oak Street Health common stock for cash pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax consequences of the Merger. You are urged to consult your own tax advisor for a full understanding of how the Merger will affect you for federal, state, local and/or non-U.S. tax purposes.

How does the Merger Consideration compare to the recent trading price of Oak Street Health common stock?

The Merger Consideration of $39.00 per share represents a premium of approximately 73% over Oak Street Health’s closing share price on January 9, 2023, the last full trading day prior to Bloomberg’s published article reporting that CVS Health was exploring an acquisition of Oak Street Health. On March 28, 2023, the most recent practicable date before the filing of this proxy statement, the closing price of Oak Street Health common stock was $36.25 per share.

What will happen to outstanding Oak Street Health equity awards in the Merger?

Each outstanding and unexercised option to purchase shares of Oak Street Health common stock (an “Option”) with an exercise price per share less than $39.00 that is vested or that, as a result of the Merger would become vested, as of the Effective Time (with any performance conditions applicable to such Option determined in accordance with the applicable award agreement as of immediately prior to the Effective Time), will, at the Effective Time, automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the per share exercise price of such Option. At the Effective Time, each outstanding and unexercised Option with an exercise price per share equal to or greater than the Merger Consideration, whether vested or unvested, will be automatically cancelled for no consideration.

Each Option that is unvested at the Effective Time and not cancelled pursuant to the provisions described in the preceding paragraph will, at the Effective Time, automatically be cancelled and converted into the contractual right to receive a payment in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the exercise price per share of such Option (each, a “Converted Option Cash Award”), and each Converted Option Cash Award will be subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Option immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Option, except that each Converted Option Cash Award will provide that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Each RSA that is outstanding as of immediately prior to the Effective Time will, at the Effective Time, automatically be assumed by CVS Pharmacy and converted into a corresponding CVS Health restricted stock award (each, an “Assumed RSA”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSA immediately prior to the Effective Time, except that each Assumed RSA will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSA as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio (as defined below), and such Assumed RSA will provide that the unvested portion, if any, of such Assumed RSA will immediately vest and settle upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Each Oak Street Health restricted stock unit award (each, an “RSU”) that is outstanding as of immediately prior to the Effective Time that is vested or, as a result of the Merger, would become vested as of the Effective Time (in each case, with any performance conditions applicable to such RSU determined in accordance with the applicable award agreement as of immediately prior to the Effective Time), will, at the Effective Time, automatically be cancelled and converted into the right to receive, an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) $39.00 and (ii) the number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time (a “Cash-Out RSU”).

Each RSU granted on or after February 7, 2023 that is outstanding and unvested as of the Effective Time will, at the Effective Time, automatically be assumed by CVS Pharmacy and converted into a corresponding CVS Health restricted stock unit award (each, an “Assumed RSU Award”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSU immediately prior to the Effective Time, except that each Assumed RSU Award will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSU as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio.

Each RSU (other than Cash-Out RSUs and RSUs granted on or after February 7, 2023) that is outstanding and unvested as of the Effective Time will, at the Effective Time, automatically be cancelled and converted into the contractual right to receive a payment in an amount of cash (without interest and subject to applicable tax withholdings) equal to the product of (i) $39.00 and (ii) the total number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time (each, a “Converted RSU Cash Award”), and each Converted RSU Cash Award will be subject to the same terms and conditions (including time-based vesting) as applied to such RSU immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding RSU, except that each Converted RSU Cash Award will provide that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

The “Equity Award Exchange Ratio” means the quotient obtained by dividing (i) the Merger Consideration by (ii) the volume weighted average closing sale price (rounded to the nearest cent) of one share of CVS Health common stock as reported on the NYSE as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the parties) for the 10 consecutive trading days ending on (and including) the date that is two trading days immediately preceding the Effective Time (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events), rounded to the nearest 0.0001.

When and where is the Special Meeting of our stockholders?

The Special Meeting will be held virtually on Friday, April 28, 2023, at 8:30 AM, Central time. Oak Street Health is conducting the Special Meeting solely online via the Internet through a live audio webcast and online stockholder tools. Oak Street Health stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting using the control number included in their proxy materials. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting.

Who is entitled to vote at the Special Meeting?

Only Oak Street Health stockholders as of the close of business on the Record Date, are entitled to vote the shares of Oak Street Health common stock they held as of the close of business on the Record Date at the Special Meeting. As of the close of business on the Record Date, there were 244,257,022 shares of Oak Street Health common stock issued and outstanding and entitled to vote. On each of the proposals presented at the Special Meeting, each Oak Street Health stockholder is entitled to one vote for each share of Oak Street Health common stock held by such stockholder as of the Record Date. If you are a stockholder holding your shares of Oak Street Health common stock in “street” name, you will need to contact the bank, broker or other nominee who is the Oak Street Health stockholder of record with respect to your shares of Oak Street Health common stock to obtain your control number (as described below) prior to the Special Meeting.

May I attend the Special Meeting and vote electronically at the Special Meeting?

Oak Street Health is hosting the Special Meeting virtually. There will be no physical location for stockholders to attend the Special Meeting. Oak Street Health stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting using the control number included on their proxy card or voting instruction form from their bank, broker or other nominee. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting.

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Stockholders of record: If you are a stockholder of record, in order to attend and participate in the Special Meeting, you must register in advance at www.proxydocs.com/OSH using the control number found on your proxy card. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you to attend the Special Meeting and to vote and submit questions during the Special Meeting.

•	Stockholders holding shares in “street” name: If your shares of Oak Street Health common stock are held in “street name” through a bank, broker or other nominee, in order to attend the Special

Meeting, you must register in advance at www.proxydocs.com/OSH using the control number on the voting instruction form provided to you by your bank, broker or other nominee. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you to attend the Special Meeting and to submit questions during the Special Meeting. In order to vote at the Special Meeting, you must first obtain a legal proxy from your bank, broker or other nominee reflecting the number of shares of Oak Street Health common stock you held as of the close of business on the Record Date and deliver such legal proxy to the Chief Legal Officer and Secretary of the Company in advance of the Special Meeting. Instructions to obtain a legal proxy should also be provided by your bank, or broker or other nominee.

Instructions on how to attend and participate in the Special Meeting are also posted at www.proxydocs.com/OSH. Even if you plan to attend and participate in the Special Meeting, we encourage you to vote your shares of Oak Street Health common stock over the Internet or by telephone or mail prior to the Special Meeting.

You should ensure that you have a strong Internet connection and allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Special Meeting. We encourage you to access the Special Meeting before it begins. Online access to the live audio webcast will open approximately 15 minutes prior to the start of the meeting. Beginning one hour prior to the start and during the Special Meeting, we will offer live technical support for all Oak Street Health stockholders attending the Special Meeting. A technical support number will be posted and available on the virtual-only meeting platform.

What proposals will be considered at the Special Meeting?

At the Special Meeting, Oak Street Health stockholders will be asked to consider and vote on the following proposals:

•	a proposal to adopt the Merger Agreement (the “Merger Proposal”);

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a proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or may become payable to the named executive officers of Oak Street Health in connection with the Merger (the “Compensation Proposal”); and

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a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Pursuant to Oak Street Health’s Amended and Restated Bylaws, the only business that will be transacted at the Special Meeting are the Merger Proposal, the Compensation Proposal and the Adjournment Proposal, as stated in the accompanying notice of the Special Meeting.

What constitutes a quorum for purposes of the Special Meeting?

The representation in person or by proxy of at least a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business. The inspector of election appointed for the Special Meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum. If a quorum is not present, the only business that can be transacted at the Special Meeting is the adjournment or postponement of the Special Meeting to another date or time.

What vote of our stockholders is required to approve each of the proposals?

The approval of the Merger Proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting as of the close of business on the Record Date. Accordingly, shares of Oak Street Health common stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), as well as abstentions, will have the same effect as a vote “AGAINST” the Merger Proposal.

The approval of the Compensation Proposal, on an advisory, non-binding basis, requires the affirmative vote of a majority of shares of Oak Street Health common stock present, in person or represented by proxy. Accordingly, shares of Oak Street Health common stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the outcome of the Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal. The approval of the Compensation Proposal is advisory and non-binding and is not a condition to the completion of the Merger.

The approval of the Adjournment Proposal, if necessary or appropriate, requires the affirmative vote of a majority of shares of Oak Street Health common stock present, in person or represented by proxy, and voting on such matter. Accordingly, shares of Oak Street Health common stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the outcome of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

What is a “broker non-vote”?

If a beneficial owner of shares of Oak Street Health common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds the owner’s shares with specific voting instructions, then, under applicable rules, the organization that holds the owner’s shares of Oak Street Health common stock may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of relevant shares. Oak Street Health does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no bank, broker or other nominee will be permitted to vote your shares of Oak Street Health common stock at the Special Meeting without receiving instructions from you. Failure to instruct your bank, broker or other nominee as to how to vote your shares of Oak Street Health common stock will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal.

How does the Oak Street Health Board recommend that I vote?

The Oak Street Health Board unanimously recommends a vote “FOR” the Merger Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

For a discussion of the factors that the Oak Street Health Board considered in determining to recommend that Oak Street Health stockholders adopt the Merger Agreement, please see the section of this proxy statement titled “The Merger — Recommendation of the Oak Street Health Board and Reasons for the Merger.” In addition, in considering the recommendation of the Oak Street Health Board with respect to the Merger Agreement, you should be aware that certain of Oak Street Health’s directors and executive officers have interests that may be different from, or in addition to, the interests of Oak Street Health stockholders generally. Please see the section of this proxy statement titled “The Merger — Interests of Oak Street Health’s Directors and Executive Officers in the Merger.”

Why am I being asked to cast an advisory, non-binding vote to approve the compensation that may be paid or may become payable to the named executive officers of Oak Street Health in connection with the Merger?

The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require Oak Street Health to seek an advisory (non-binding) vote with respect to certain payments that may be made to the named executive officers of Oak Street Health in connection with the Merger.

What will happen if Oak Street Health stockholders do not approve the Compensation Proposal?

The vote on the Compensation Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. Because the vote on the Compensation Proposal is advisory only, it will not be binding on Oak Street Health, the Oak Street Health Board, CVS Pharmacy or the surviving corporation. Accordingly, because Oak Street Health is contractually obligated to pay the compensation, if the Merger Agreement is adopted by Oak Street Health stockholders and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of this advisory, non-binding vote.

What happens if I sell my shares of Oak Street Health common stock before the Special Meeting?

The Record Date for the Special Meeting is earlier than the date of the Special Meeting. If you sell or transfer your shares of Oak Street Health common stock after the close of business on the Record Date, but before the Special Meeting, you will retain your right to vote such shares at the Special Meeting. However, the right to receive the Merger Consideration will pass to the person to whom you transferred your shares of Oak Street Health common stock. In order to receive the Merger Consideration in connection with the Merger, you must hold your shares of Oak Street Health common stock through the Effective Time.

What is a proxy?

A proxy is your legal designation of another person to vote your shares of Oak Street Health common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used by Oak Street stockholders of record to designate a proxy to vote their shares of Oak Street Health common stock is called a “proxy card.”

If an Oak Street Health stockholder of record gives a proxy, how are the shares voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares of Oak Street Health common stock in the way that you indicate. When voting over the Internet or by telephone or by the proxy card, you may specify whether your shares of Oak Street Health common stock should be voted “FOR” or “AGAINST” or to abstain from voting on all, some or none of the proposals presented at the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares of Oak Street Health common stock should be voted on one or more proposals to be brought before the Special Meeting, the shares represented by your properly signed proxy will be voted “FOR” the Merger Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.

How do I cast my vote if I am an Oak Street Health stockholder of record?

If your shares of Oak Street Health common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, to be the “stockholder of record.” In that case, this proxy statement and your proxy card have been sent directly to you by Oak Street Health.

If you are an Oak Street Health stockholder of record as of the close of business on the Record Date, you may vote by submitting your proxy over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. You may also vote your shares of Oak Street Health common stock electronically during the Special Meeting. Even if you plan to attend the Special Meeting, you are encouraged to submit your vote by proxy as early as possible to ensure that your shares of Oak Street Health common stock will be represented. For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement titled “The Special Meeting—Voting Procedures.”

If you are an Oak Street Health stockholder of record and you return a properly signed proxy card but do not direct how to vote your shares of Oak Street Health common stock on one or more of the proposals to be brought before the Special Meeting, the persons named as proxies will vote your shares of Oak Street Health common stock in favor of the Merger Proposal, the Compensation Proposal and, if necessary or appropriate, the Adjournment Proposal.

How do I cast my vote if my shares of Oak Street Health common stock are held in “street name” by my bank, broker or other nominee?

If your shares of Oak Street Health common stock are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of Oak Street Health common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the Oak Street Health stockholder of record.

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” you will receive a voting instruction form from your broker, bank, or other nominee seeking instruction from you as to how your shares of Oak Street Health common stock should be voted. You must follow the instructions from your bank, broker or other nominee in order to vote such shares. Your bank, broker or other nominee will vote your shares of Oak Street Health common stock only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. Without providing those instructions, your shares of Oak Street Health common stock will not be voted, which will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal.

If my shares of Oak Street Health common stock are held in “street name” by my bank, broker or other nominee, what will happen if I abstain from voting or fail to vote on any of the proposals?

If you abstain from voting, fail to cast your vote via the Internet during the Special Meeting or by proxy or fail to give voting instructions to your bank, broker or other nominee, it will have the same effect as a vote “AGAINST” the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.

Assuming a quorum is present at the Special Meeting, abstentions, failures to vote and failures to give voting instructions to your bank, broker or other nominee will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal.

Can I change my vote after I have delivered my proxy or my voting instructions?

Yes. If you are an Oak Street Health stockholder of record, you may revoke your proxy at any time prior to the time it is voted by:

•	filing with our Chief Legal Officer and Secretary a written notice of revocation bearing a later date than the proxy you wish to revoke;

•	properly casting a new vote over the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities described under “The Special Meeting —Voting Procedures”;

•	duly completing a later-dated proxy relating to the same shares and delivering it to our Chief Legal Officer and Secretary; or

•	attending the Special Meeting online and voting electronically during the Special Meeting (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our offices at Oak Street Health, Inc., 30 W. Monroe Street, Suite 1200, Chicago, Illinois 60603, Attention: Chief Legal Officer and Secretary, before the taking of the vote at the Special Meeting. If you want to revoke your proxy by sending a new proxy card or an instrument revoking your proxy to Oak Street Health, you should ensure that you send your new proxy card or instrument revoking your proxy in sufficient time for it to be received by Oak Street Health prior to the taking of the vote at the Special Meeting.

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” you must contact your bank, broker or other nominee for instructions as to how to change your vote or obtain a legal proxy to vote your shares of Oak Street Health common stock electronically at the Special Meeting.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple copies of this proxy statement and/or multiple proxy cards or voting instruction forms. For example, if you hold your shares of Oak Street Health common stock in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares of Oak Street Health common stock. If you are an Oak Street Health stockholder of record and your shares of Oak Street Health common stock are registered in more than one name, you may receive more than one proxy card. Please submit your proxy and/or voting instructions for each set of materials that you receive to ensure that all your shares of Oak Street Health common stock are voted at the Special Meeting.

If I hold my shares of Oak Street Health common stock in certificated form, should I send in my stock certificates now?

No. Promptly after the Effective Time, each holder of a certificate representing shares of Oak Street Health common stock (if any) that have been converted into the right to receive the Merger Consideration will be sent a letter of transmittal describing the procedure for surrendering his, her, its or their shares of Oak Street Health common stock in exchange for the Merger Consideration. If you hold your shares of Oak Street Health common stock in certificated form, you will receive your cash payment after the payment agent receives your stock certificates and any other documents requested in the instructions. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the payment agent without a letter of transmittal. If you hold shares of Oak Street Health common stock in uncertificated, book-entry form, you will not be required to deliver a stock certificate, and you will receive your cash payment after the payment agent receives an “agent’s message” and any other documents requested in the instructions.

Where can I find the voting results of the Special Meeting?

If available, we may announce preliminary voting results at the conclusion of the Special Meeting. We intend to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that Oak Street Health files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement titled “Where You Can Find Additional Information.”

Am I entitled to rights of appraisal under the DGCL?

If the Merger is completed, Oak Street Health stockholders who continuously hold shares of Oak Street Health common stock through the Effective Time, who do not vote in favor of the adoption of the Merger

Agreement, who properly demand appraisal of their shares of Oak Street Health common stock and do not withdraw their demands, and who otherwise comply with the applicable requirements of Section 262 of the DGCL, will be entitled to seek appraisal of their shares of Oak Street Health common stock in connection with the Merger under Section 262 of the DGCL. This means that Oak Street Health stockholders are entitled to have their shares of Oak Street Health common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of Oak Street Health common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest on the amount determined to be fair value, if any, as determined by the court (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). Oak Street Health stockholders considering seeking appraisal should be aware that the fair value of their shares of Oak Street Health common stock as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Oak Street Health common stock. Oak Street Health stockholders who wish to seek appraisal of their shares of Oak Street Health common stock are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in additional detail in this proxy statement, and a copy of Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply with the provisions of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights. See the section of this proxy statement titled “Appraisal Rights.”

When is the Merger expected to be completed?

We are working toward completing the Merger as promptly as possible, and currently expect to complete the Merger in 2023. However, the exact timing of completion of the Merger cannot be accurately predicted because the Merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to CVS Pharmacy, Merger Sub and Oak Street Health’s respective obligations to consummate the Merger, some of which are not within the parties’ control.

What effect will the Merger have on Oak Street Health?

If the Merger is consummated, Merger Sub will be merged with and into Oak Street Health, the separate corporate existence of Merger Sub will thereupon cease, and Oak Street Health will continue to exist following the Merger as a wholly owned subsidiary of CVS Pharmacy. Following completion of the Merger, shares of Oak Street Health common stock will be delisted from the NYSE, and the registration of shares of Oak Street Health common stock under the Exchange Act will be terminated.

What happens if the Merger is not completed?

If the Merger Proposal is not approved by our stockholders, or if the Merger is not completed for any other reason, Oak Street Health stockholders will not receive any payment for their shares of Oak Street Health common stock in connection with the Merger. Instead, Oak Street Health will remain an independent public company and stockholders will continue to own their shares of Oak Street Health common stock. Oak Street Health common stock will continue to be registered under the Exchange Act and listed and traded on the NYSE. Under certain circumstances, if the Merger is not completed, Oak Street Health may be obligated to pay to CVS Health a termination fee. Under certain circumstances, if the Merger is not completed, CVS Health may be obligated to pay to Oak Street Health a termination fee. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses.”

What is householding and how does it affect me?

The SEC permits companies to send a single set of proxy materials to two or more stockholders that share the same last name and household mailing address, unless contrary instructions have been received, but only if a company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate proxy card or voting instruction form. If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” you will receive your proxy materials and voting instructions from your bank, broker or other nominee and you will provide instructions to your bank, broker or other nominee as to how to vote your shares of Oak Street Health common stock at the Special Meeting. You should vote on and sign each proxy card you receive as discussed above.

Any Oak Street Health stockholder of record who would like to receive separate copies of our proxy materials may write or call us at the following address or phone number, and we will promptly deliver them. Alternatively, if you received multiple copies of our proxy materials and would like to receive combined mailings of any proxy materials in the future, please write or call us at the following address or phone number:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attention: Investor Relations

(844) 871-5650

Email: investor-relations@oakstreethealth.com

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” please contact your bank, broker or other nominee.

Who can help answer my questions?

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Oak Street Health’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (877) 732-3613

Banks and Brokers may call collect: (212) 269-5550

Email: OSH@dfking.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of Oak Street Health. This proxy statement, and any documents to which Oak Street Health refers to in this proxy statement, contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding Oak Street Health’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Statements in this proxy statement that are forward-looking may include, but are not limited to, statements regarding the benefits of the Merger and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of Oak Street Health, the expected management and governance of Oak Street Health following the Merger and expected timing of the closing of the Merger and other transactions contemplated by the Merger Agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to:

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the occurrence of any event, change or other circumstance that could give rise to the right of Oak Street Health or CVS Health to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement;

•	the failure to obtain applicable regulatory or Oak Street Health stockholder approval in a timely manner or otherwise;

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the risk that the Merger may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the Merger not being satisfied or, to the extent permitted by applicable law, waived;

•	the risk that there may be unexpected costs, charges or expenses resulting from the Merger;

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risks related to the ability of Oak Street Health and CVS Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected;

•	risks that the Merger disrupts Oak Street Health’s current plans and operations;

•	the risk that certain restrictions during the pendency of the Merger may impact Oak Street Health’s ability to pursue certain business opportunities or strategic transactions;

•	risks related to disruption of Oak Street Health’s management’s time and attention from ongoing business operations due to the Merger;

•	continued availability of capital and financing and rating agency actions;

•	the risk that any announcements relating to the Merger could have adverse effects on the market price of Oak Street Health’s common stock, credit ratings or operating results;

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the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Oak Street Health to retain and hire key personnel, to retain customers and to maintain relationships with each of its business partners, suppliers and customers and on its operating results and business generally, including with respect to Humana Inc. and its affiliates, which lease or license to Oak Street Health a majority of Oak Street Health’s primary care centers;

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the risk of litigation that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers and/or regulatory actions related to the Merger, including the effects of any outcomes related thereto;

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risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on Oak Street Health’s business, financial condition and results of operations, as well as the response thereto by Oak Street Health’s management;

•	and other business effects, including the effects of industry, market, economic, political or regulatory conditions.

Oak Street Health’s actual results may differ materially from those contemplated by these forward-looking statements for a number of additional reasons as described in Oak Street Health’s filings with the SEC, including those set forth in the Risk Factors section and under any “Forward-Looking Statements” or similar heading in Oak Street Health’s most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and Oak Street Health’s Current Reports on Form 8-K.

You are cautioned not to place undue reliance on Oak Street Health’s forward-looking statements. Oak Street Health’s forward-looking statements are and will be based upon its management’s then-current views and assumptions regarding the Merger, future events and operating performance, and are applicable only as of the dates of such statements. Oak Street Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

THE PARTIES

Oak Street Health, Inc.

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200 Chicago, Illinois 60603

(844) 871-5650

Founded in 2012, Oak Street Health operates a network of primary care centers within the United States serving Medicare beneficiaries. Oak Street Health, through its centers and management services organization, combines an innovative care model with superior patient experience. Oak Street Health integrates population health analytics, social support services and primary care into the care model to drive improved outcomes. Oak Street Health contracts with health plans and the Center for Medicare & Medicaid Services to generate medical costs savings and realize a return on its investment in primary care. Oak Street Health currently operates more than 170 centers across 21 states.

Shares of Oak Street Health common stock are listed on the NYSE under the ticker symbol “OSH”. Our principal executive office is located at 30 W. Monroe Street, Suite 1200, Chicago, Illinois 60603, our telephone number is (844) 871-5650, and our website is https://www.oakstreethealth.com/. Information on Oak Street Health’s website is not incorporated by reference into or otherwise part of this proxy statement. Additional information about Oak Street Health is contained in our public filings. See the section of this proxy statement titled “Where You Can Find Additional Information.”

CVS Health Corporation

One CVS Drive

Woonsocket, RI 02895

(401) 765-1500

CVS Health is a leading diversified health solutions company reshaping health care to help make healthier happen for more Americans. In an increasingly connected and digital world, CVS Health is meeting people wherever they are and changing health care to meet their needs. CVS Health has more than 9,000 retail locations, more than 1,100 walk-in medical clinics, a leading pharmacy benefits manager with over 110 million plan members with expanding specialty pharmacy solutions and a dedicated senior pharmacy care business serving more than one million patients per year. CVS Health also serves an estimated 35 million people through traditional, voluntary and consumer-directed health insurance products and related services, including expanding Medicare Advantage offerings and a leading standalone Medicare Part D prescription drug plan. CVS Health believes its integrated health care model increases access to quality care, delivers better health outcomes and lowers overall health care costs.

Shares of CVS Health common stock are listed on the NYSE under the ticker symbol “CVS”. The principal executive offices of CVS Health are located at One CVS Drive, Woonsocket, RI 02895, its telephone number is (401) 765-1500, and its website is www.cvshealth.com. Information on CVS Health’s website is not incorporated by reference into or otherwise part of this proxy statement.

CVS Pharmacy, Inc.

One CVS Drive

Woonsocket, RI 02895

(401) 765-1500

CVS Pharmacy is a direct, wholly owned subsidiary of CVS Health and CVS Health’s primary operating subsidiary. The principal executive offices of CVS Pharmacy are located at One CVS Drive, Woonsocket, RI 02895 and its telephone number is (401) 765-1500, and its website is www.cvshealth.com.

Halo Merger Sub Corp.

One CVS Drive

Woonsocket, RI 02895

(401) 765-1500

Merger Sub is a wholly owned subsidiary of CVS Pharmacy and was formed on January 19, 2023 solely for the purpose of engaging in the Transactions and has not engaged in any business activities other than in connection with the Transactions. Upon completion of the Merger, Merger Sub will merge with and into Oak Street Health with Oak Street Health continuing as the surviving corporation in the Merger and a wholly owned subsidiary of CVS Pharmacy. The registered office of Merger Sub is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware 19801.

THE SPECIAL MEETING

We are furnishing this proxy statement to Oak Street Health stockholders as part of the solicitation of proxies by the Oak Street Health Board for use at the Special Meeting and at any adjournments or postponements thereof.

Date, Time and Place

The Special Meeting will be held virtually on Friday, April 28, 2023, at 8:30 AM, Central time. Oak Street Health stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting using the control number included in their proxy materials. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting. Oak Street Health is conducting the Special Meeting solely online via the Internet through a live webcast and online stockholder tools. We continue to use the virtual meeting format to facilitate stockholder attendance and participation by leveraging technology to communicate more effectively and efficiently with our stockholders.

Purpose of the Special Meeting

At the Special Meeting, Oak Street Health stockholders will be asked to consider and vote on the following proposals:

•	a proposal to adopt the Merger Agreement (the “Merger Proposal”);

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a proposal to approve, on an advisory, non-binding basis, the specified compensation that may be paid or become payable to the named executive officers of Oak Street Health in connection with the Merger (the “Compensation Proposal”); and

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a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

A copy of the Merger Agreement is attached as Annex A to this proxy statement.

Oak Street Health will transact no other business at the Special Meeting except such business as may be properly brought before the Special Meeting or any adjournment or postponement thereof.

Recommendation of the Oak Street Health Board

After careful consideration, the Oak Street Health Board unanimously: (1) determined that it is fair to, and in the best interests of, Oak Street Health and its stockholders, and declared it advisable, to enter into the Merger Agreement upon the terms and subject to the conditions set forth therein; (2) approved the execution and delivery of the Merger Agreement by Oak Street Health, the performance by Oak Street Health of its covenants and other obligations thereunder, and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions set forth therein; (3) resolved to recommend that Oak Street Health stockholders adopt the Merger Agreement in accordance with the DGCL; and (4) directed that the adoption of the Merger Agreement be submitted for consideration by Oak Street Health stockholders at the Special Meeting. Accordingly, the Oak Street Health Board unanimously recommends that Oak Street Health stockholders vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the advisory, non-binding Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.

For a discussion of the material factors that the Oak Street Health Board considered in determining to recommend the adoption of the Merger Agreement, please see the section of this proxy statement titled “The Merger — Recommendation of the Oak Street Health Board and Reasons for the Merger.”

Record Date and Stockholders Entitled to Vote

Only Oak Street Health stockholders as of the close of business on the Record Date for the Special Meeting, are entitled to receive notice of and to vote the shares of Oak Street Health common stock they held as of the close of business on the Record Date at the Special Meeting. As of the close of business on the Record Date, 244,257,022 shares of Oak Street Health common stock were issued and outstanding and entitled to be voted at the Special Meeting. On each of the proposals presented at the Special Meeting, each Oak Street Health stockholder is entitled to one vote for each share of Oak Street Health common stock held by such stockholder as of the close of business on the Record Date. The adoption of the Merger Agreement by the holders of Oak Street Health common stock requires the affirmative vote of stockholders holding a majority of the outstanding shares of Oak Street Health common stock entitled to vote thereon as of the close of business on the Record Date.

A list of Oak Street Health stockholders entitled to vote at the Special Meeting will be available for examination by any Oak Street Health stockholder for any purpose germane to the Special Meeting beginning 10 days prior to the Special Meeting and ending on the date of the Special Meeting at our corporate headquarters and principal executive offices located at 30 W. Monroe Street, Suite 1200, Chicago, IL 60603.

Quorum

The representation in person or by proxy of at least a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting, or 122,128,512 shares of Oak Street Health common stock, is necessary to constitute a quorum for the transaction of business at the Special Meeting. If a quorum fails to attend the Special Meeting, the chairman of the Special Meeting or the holders of a majority of the voting power of the shares of Oak Street Health common stock entitled to vote who are present, in person or by proxy, may adjourn the Special Meeting to another time and/or place. The inspector of election appointed for the Special Meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.

If a beneficial owner of shares of Oak Street Health common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of relevant shares. Oak Street Health does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no broker will be permitted to vote your shares of Oak Street Health common stock at the Special Meeting without receiving instructions from you. Failure to instruct your bank, broker or other nominee as to how to vote your shares of Oak Street Health common stock will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.

If a quorum is not present, the only business that can be transacted at the Special Meeting is the adjournment or postponement of the Special Meeting to another date or time.

Vote Required

Adoption of the Merger Proposal

The approval of the Merger Proposal requires the affirmative vote of Oak Street Health stockholders holding a majority of the outstanding shares of Oak Street Health common stock entitled to vote as of the close of business on the Record Date. Accordingly, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), as well as abstentions, will have the same effect as a vote “AGAINST” the Merger Proposal.

Under the Merger Agreement, stockholder approval of the Merger Proposal is a condition to the consummation of the Merger.

Approval of the Compensation Proposal

Assuming a quorum is present, the approval of the Compensation Proposal, on an advisory, non-binding basis, requires the affirmative vote of a majority of shares of Oak Street Health common stock present, in person or represented by proxy. Accordingly, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the outcome of the Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal.

The vote on the Compensation Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. Because the vote on the Compensation Proposal is advisory only, it will not be binding on Oak Street Health, the Oak Street Health Board, CVS Pharmacy or the surviving corporation. Accordingly, because Oak Street Health is contractually obligated to pay the compensation, if the Merger Agreement is adopted by Oak Street Health stockholders and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory, non-binding vote.

Approval of the Adjournment Proposal

The approval of the Adjournment Proposal requires the affirmative vote of a majority of shares of Oak Street Health common stock present, in person or represented by proxy. Accordingly, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee) will have no effect on the outcome of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

The vote on the Adjournment Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. Oak Street Health does not intend to call a vote on this proposal if the Merger Proposal is approved at the Special Meeting.

Tabulation of Votes; Results

Oak Street Health will retain an independent party to receive and tabulate the proxies and ballots, and to serve as the inspector of election to certify the results of the Special Meeting.

Voting Procedures

Whether or not you plan to attend the Special Meeting virtually and regardless of the number of shares of Oak Street Health common stock you own, your careful consideration of, and vote on, the Merger Agreement is important and we encourage you to vote promptly.

If you are an Oak Street Health stockholder of record:

To ensure that your shares of Oak Street Health common stock are voted at the Special Meeting, we recommend that you promptly submit your proxy, even if you plan to attend the Special Meeting virtually, using one of the following three methods:

•	Vote via the Internet. Follow the instructions for Internet voting shown on the proxy card mailed to you.

•	Vote by Telephone. Follow the instructions for telephone voting shown on the proxy card mailed to you.

•	Vote by Proxy Card. Complete, sign, date and return the enclosed proxy card by mail in the prepaid reply envelope.

The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares of Oak Street Health common stock for the matters brought before the Special Meeting as described in this proxy statement and confirm that your proxy has been properly recorded.

Votes submitted by telephone or via the Internet for the proposals to be brought before the Special Meeting as described in this proxy statement must be received prior to the start of the Special Meeting at 8:30 AM, Central time, Friday, April 28, 2023.

If you submit your proxy over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail, the persons named as proxies will vote your shares of Oak Street Health common stock according to your instructions. If you are an Oak Street Health stockholder of record and submit your proxy but do not direct the persons named as proxies how to vote your shares of Oak Street Health common stock on one or more proposals to be brought before the Special Meeting, the persons named as proxies will vote your shares of Oak Street Health common stock in favor of the Merger Proposal, the Compensation Proposal and/or the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name” by a bank, broker or other nominee:

Please follow the instructions from your bank, broker or other nominee in order to vote your shares of Oak Street Health common stock. If you follow the instructions from your bank, broker or other nominee for voting your shares of Oak Street Health, then your bank, broker or other nominee will vote your shares of Oak Street Health common stock according to your instructions. Under applicable rules, your bank, broker or other nominee has authority to vote your shares of Oak Street Health common stock only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. If you do not provide voting instructions to your bank, broker or other nominee on a proposal to be brought before the Special Meeting, your shares of Oak Street Health common stock will not be voted on that proposal, and if you do not provide voting instructions on any of the proposals to be brought before the Special Meeting, your shares of Oak Street Health common stock will not be deemed to be in attendance at the Special Meeting.

Revocation of Proxies

If you are an Oak Street Health stockholder of record, you may revoke your proxy at any time prior to the time it is voted by:

•	filing with our Secretary a written notice of revocation bearing a later date than the proxy you wish to revoke;

•	properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities described under “The Special Meeting — Voting Procedures”;

•	duly completing a later-dated proxy relating to the same shares and delivering it to our Secretary; or

•	attending the Special Meeting online and voting electronically during the Special Meeting (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our offices at Oak Street Health, Inc., 30 W. Monroe Street, Suite 1200, Chicago, IL 60603, Attention: Chief Legal Officer and

Secretary, before the taking of the vote at the Special Meeting. If you want to revoke your proxy by sending a new proxy card or an instrument revoking the proxy to Oak Street Health, you should ensure that you send your new proxy card or instrument revoking the proxy in sufficient time for it to be received by Oak Street Health prior to the taking of the vote at the Special Meeting. If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” you must contact your bank, broker or other nominee for instructions as to how to change your vote or obtain a legal proxy to vote your shares of Oak Street Health common stock electronically at the Special Meeting.

Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.

Voting in Person

Oak Street Health is hosting the Special Meeting virtually. There will be no physical location for stockholders to attend the Special Meeting. Oak Street Health stockholders will be able to attend the Special Meeting by visiting www.proxydocs.com/OSH and registering in advance to attend the Special Meeting using the control number included on their proxy card or voting instruction form from their bank, broker or other nominee. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you access to the Special Meeting.

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Stockholders of record: If you are a stockholder of record, in order to attend and participate in the Special Meeting, you must register in advance at www.proxydocs.com/OSH using the control number found on your proxy card. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you to attend the Special Meeting and to vote and submit questions during the Special Meeting.

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Stockholders holding shares in “street” name: If your shares of Oak Street Health common stock are held in “street name” through a bank, broker or other nominee, in order to attend the Special Meeting, you must register in advance at www.proxydocs.com/OSH using the control number on the voting instruction form provided to you by your bank, broker or other nominee. Upon completing your registration, you will receive further instructions via email, including information about your unique link that will allow you to attend the Special Meeting and to submit questions during the Special Meeting. In order to vote at the Special Meeting, you must first obtain a legal proxy from your bank, broker or other nominee reflecting the number of shares of Oak Street Health common stock you held as of the close of business on the Record Date and deliver such legal proxy to the Chief Legal Officer and Secretary of the Company in advance of the Special Meeting. Instructions to obtain a legal proxy should also be provided by your bank, or broker or other nominee.

Even if you plan to attend and participate in the Special Meeting, we encourage you to vote your shares of Oak Street Health common stock over the Internet or by telephone or mail prior to the Special Meeting.

You should ensure that you have a strong Internet connection and allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Special Meeting. We encourage you to access the Special Meeting before it begins. Online access to the live audio webcast will open approximately 15 minutes prior to the start of the meeting. Beginning one hour prior to the start and during the Special Meeting, we will offer live technical support for all Oak Street Health stockholders attending the Special Meeting. Technical support will be available on the virtual-only meeting platform at www.proxydocs.com/OSH.

Please note that even if you plan to attend the Special Meeting virtually, we recommend that you vote over the Internet, by telephone or by mail, using the enclosed proxy card in advance, to ensure that your shares of Oak Street Health common stock will be represented.

Solicitation of Proxies

The Oak Street Health Board is soliciting proxies for the Special Meeting from Oak Street Health stockholders. Oak Street Health will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request banks, brokers and other nominees to solicit their customers who have Oak Street Health common stock registered in their names and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice. We may also use the services of our directors, officers and other employees to solicit proxies, personally, by telephone or by electronic means, without additional compensation. In addition, Oak Street Health has retained D.F. King & Co., Inc. to solicit stockholder proxies at a total cost to Oak Street Health of approximately $15,000 plus reasonable expenses. We have also agreed to indemnify D.F. King & Co, Inc. against certain losses, damages and expenses.

Adjournments

The Special Meeting may be adjourned from time to time to another time and/or place under our Amended and Restated By-laws by the chairman of the Special Meeting or by stockholders holding a majority of the outstanding shares of Oak Street Health common stock present or represented at the meeting and entitled to vote. Under our Amended and Restated By-laws, notice need not be given of any such adjournment of up to 30 days if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned Special Meeting, Oak Street Health may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present virtually and vote at such adjourned meeting will be given to each Oak Street Health stockholder of record entitled to receive notice of or to vote at the meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the time such proxies are voted at the reconvened meeting.

The Adjournment Proposal set forth in this proxy statement relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt the Merger Agreement. Oak Street Health retains full authority to the extent set forth in its Amended and Restated By-laws and Delaware law to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any Oak Street Health stockholder.

Voting by Oak Street Health’s Directors and Executive Officers

As of the close of business on the Record Date for the Special Meeting, the directors and executive officers of Oak Street Health beneficially owned in the aggregate 21,217,840 shares of Oak Street Health common stock entitled to vote at the Special Meeting, or approximately 8.69% of the total shares of Oak Street Health common stock outstanding as of such date. Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their respective shares of Oak Street Health common stock (1) “FOR” the Merger Proposal, (2) “FOR” the Compensation Proposal, and (3) “FOR” the Adjournment Proposal. Additionally, certain members of the Oak Street Health Board are contractually obligated to vote their shares of Oak Street Health common stock in favor of the adoption of the Merger Agreement, except as otherwise set forth in their respective Voting Agreements. For more information, please see the section of this proxy statement titled “Voting Agreements.”

Certain of Oak Street Health’s directors and executive officers have interests in the Merger that may be different from, or in addition to, those of Oak Street Health stockholders generally. For more information, please see the section of this proxy statement titled “The Merger — Interests of Oak Street Health’s Directors and Executive Officers in the Merger.”

Voting and Support Agreements

In connection with the execution of the Merger Agreement, the Specified Stockholders have each entered into a Voting Agreement. Under the Voting Agreements, the Specified Stockholders agreed to vote their shares of Oak Street Health common stock, (i) in favor of the adoption of the Merger Agreement, (ii) in favor of any proposal to adjourn or postpone any meeting of Oak Street Health stockholders at which the adoption of the Merger Agreement is submitted for the consideration and vote of Oak Street Health stockholders, and (iii) against any action or agreement that would reasonably be expected to prevent or materially delay the ability of Oak Street Health to consummate the Transactions. The Specified Stockholders also agreed not to directly or indirectly transfer any or all of their shares of Oak Street Health common stock until the earlier to occur of (x) the termination of the Voting Agreements or (y) the adoption of the Merger Agreement by Oak Street Health stockholders.

The Voting Agreements will automatically terminate upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement, (iii) as to any Specified Stockholder, any amendment of the Merger Agreement that (x) reduces, changes the form of, or imposes any material restrictions or additional conditions on the payment of the Merger Consideration or (y) extends the Termination Date (aside from extensions contemplated by the Merger Agreement), (iv) mutual written consent of the parties thereto and (v) the Oak Street Health Board makes an Oak Street Health Board Recommendation Change.

As of the close of business on the Record Date, the Specified Stockholders in the aggregate beneficially owned 111,864,630 shares of Oak Street Health common stock entitled to vote at the Special Meeting, representing approximately 45.80% of the total shares of Oak Street Health common stock outstanding as of such date. The Voting Agreements are substantially in the form of the Form of Voting Agreement attached as Annex C to this proxy statement. See the section entitled “Voting Agreements,” beginning on page 98, for further information.

Assistance; Proxy Solicitor

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Oak Street Health’s proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Stockholders may call toll free: (877) 732-3613

Banks and Brokers may call collect: (212) 269-5550

Email: OSH@dfking.com

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

As discussed elsewhere in this proxy statement, at the Special Meeting, Oak Street Health stockholders will consider and vote on a proposal to adopt the Merger Agreement (referred to as “the Merger Proposal”). The Merger cannot be completed without the adoption of the Merger Agreement by the requisite vote of Oak Street Health stockholders. You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger, including the information set forth under the sections of this proxy statement titled “The Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.

The approval of the Merger Proposal requires the affirmative vote of Oak Street Health stockholders of a majority of the outstanding shares of Oak Street Health common stock as of the close of business on the Record Date. Accordingly, shares of Oak Street Health common stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee with respect to the Merger Proposal), as well as abstentions, will have the same effect as a vote “AGAINST” the Merger Proposal.

The Oak Street Health Board unanimously recommends a vote “FOR” the approval of the Merger Proposal.

PROPOSAL 2: APPROVAL OF THE COMPENSATION ADVISORY PROPOSAL

Pursuant to Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Oak Street Health is required to submit a proposal to its stockholders to approve, on an advisory, non-binding basis, the “golden parachute” compensation payments that will or may be made by Oak Street Health to its named executive officers in connection with the Merger. This proposal, commonly known as a “say on golden parachute” proposal, gives Oak Street Health stockholders the opportunity to vote on an advisory, non-binding basis on the “golden parachute” compensation payments that will or may be paid by Oak Street Health to its named executive officers in connection with the Merger (referred to as the “Compensation Proposal”).

The “golden parachute” compensation that the named executive officers of Oak Street Health may be entitled to receive from Oak Street Health in connection with the Merger is summarized in the table that appears in the section of this proxy statement titled “The Merger — Interests of Oak Street Health’s Directors and Executive Officers in the Merger — Quantification of Payments and Benefits.” Such summary, in table form, includes the compensation and benefits that may or will be paid by Oak Street Health to its named executive officers in connection with the Merger.

The Oak Street Health Board encourages you to carefully review the “golden parachute” compensation information disclosed in this proxy statement.

The Oak Street Health Board unanimously recommends that Oak Street Health stockholders approve the following resolution:

“RESOLVED, that the stockholders approve, on an advisory (non-binding) basis, the compensation that will or may become payable by Oak Street Health to its named executive officers in connection with the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Quantification of Payments and Benefits table and the related narrative disclosures.”

The approval of the Compensation Proposal requires the affirmative vote of a majority of the shares of Oak Street Health common stock present, in person or represented by proxy. Abstentions will not count as votes cast on the Compensation Proposal. Accordingly, shares of Oak Street Health common stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee with respect to the Compensation Advisory Proposal) will have no effect on the outcome of the Compensation Proposal. Abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal.

The vote on the Compensation Proposal is a vote separate and apart from the vote on the Merger Proposal. Since the vote on the Compensation Proposal is advisory only, it will not be binding on either CVS Pharmacy or Oak Street Health. Accordingly, if the Merger Proposal is approved and the Merger is consummated, the compensation payments that are contractually required to be paid by Oak Street Health to its named executive officers will or may be paid, subject only to the conditions applicable thereto, regardless of the outcome of the advisory (non-binding) vote of Oak Street Health stockholders.

The Oak Street Health Board unanimously recommends a vote “FOR” the approval of the advisory, non-binding Compensation Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL

We are asking that you approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (referred to as the “Adjournment Proposal”).

Oak Street Health is asking stockholders to authorize the holder of any proxy solicited by the Oak Street Health Board to vote in favor of any adjournment of the Special Meeting, if necessary or appropriate, as determined by Oak Street Health, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal at the time of the Special Meeting.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of shares of Oak Street Health common stock present, in person or represented by proxy. Abstentions will not count as votes cast on the Adjournment Proposal. Accordingly, shares of Oak Street Health common stock deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee with respect to the Adjournment Proposal) will have no effect on the outcome of the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal.

The vote on the Adjournment Proposal is a vote separate and apart from the Merger Proposal. Oak Street Health does not intend to call a vote on this proposal if the Merger Proposal is approved at the Special Meeting.

The Oak Street Health Board unanimously recommends a vote “FOR” approval of the Adjournment Proposal.

THE MERGER

General Description of the Merger

Oak Street Health, CVS Pharmacy, Inc., Merger Sub and, solely for the limited purposes set forth therein, CVS Health entered into the Merger Agreement on February 7, 2023. A copy of the Merger Agreement is included as Annex A to this proxy statement. On the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub will merge with and into Oak Street Health, the separate corporate existence of Merger Sub will thereupon cease, and Oak Street Health will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of CVS Pharmacy.

At the Effective Time, and without any action by any Oak Street Health stockholder, each share of Oak Street Health common stock that is issued and outstanding as of immediately prior to the Effective Time (other than shares of Oak Street Health common stock (i) (A) held by Oak Street Health as treasury stock or (B) owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), in each case, as of immediately prior to the Effective Time, (ii) as to which holders thereof have properly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL or (iii) subject to outstanding RSAs) will be automatically cancelled, extinguished and converted into the right to receive the Merger Consideration.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Oak Street Health Board, the Transaction Committee or the representatives of Oak Street Health, CVS Health or their respective advisors and other parties.

The Oak Street Health Board, together with Oak Street Health senior management, and with the assistance of its outside legal and financial advisors, regularly reviews and assesses Oak Street Health’s financial performance and long-term strategic plans and objectives in light of developments in Oak Street Health’s business, the industries in which it operates, and economic, market and industry conditions generally. These reviews and assessments have included, among other things, engagement in strategic discussions with participants in the healthcare industry and other market participants, consideration of various potential strategic opportunities, including continuing as a standalone company with organic growth initiatives, acquisitions of other companies or businesses in, or adjacent to, the industries in which Oak Street Health operates and other potential strategic alternatives, in each case, with a view towards enhancing stockholder value and delivering the highest quality care to patients.

In connection with reviewing and assessing these possible strategic discussions and other opportunities, Oak Street Health has periodically sought the advice of Centerview, based on Centerview’s qualifications, expertise and reputation and its knowledge of Oak Street Health’s business and affairs and the industries in which it operates.

In late October 2021, at the suggestion of Centerview, an introduction of Mr. Mike Pykosz, Chief Executive Officer of Oak Street Health, and Mr. Tim Cook, Chief Financial Officer of Oak Street Health, to Mr. Shawn Guertin, Chief Financial Officer of CVS Health, was facilitated by Centerview. This introduction led to an in-person meeting on December 10, 2021, held at the headquarters of CVS Health in Woonsocket, Rhode Island, among Messrs. Pykosz, Cook, and Guertin. At this meeting, Mr. Pykosz and Mr. Cook provided a general overview of Oak Street Health’s business, the market in which it operates and potential growth opportunities for the business. Messrs. Pykosz, Cook, and Guertin also discussed, at a high level, the potential benefits of a strategic partnership between the two companies and agreed to stay in touch. No proposal was made by either CVS Health or Oak Street Health with respect to any partnership or other strategic transaction between CVS Health and Oak Street Health during the meeting.

On January 28, 2022, Mr. Guertin contacted Messrs. Pykosz and Cook to discuss Oak Street Health’s performance in light of the presentation given by Oak Street Health at the J.P. Morgan Healthcare Conference on January 10, 2022. Messrs. Pykosz, Cook, and Guertin agreed to schedule an operational discussion among representatives of both companies to continue to explore whether a potential commercial partnership or other strategic transaction would be beneficial to both companies and their respective stockholders. No proposal was made by either CVS Health or Oak Street Health with respect to any partnership or other strategic transaction between CVS Health and Oak Street Health during the discussion.

On March 21, 2022, Messrs. Pykosz and Cook attended an introductory meeting by videoconference with Tom Cowhey, Senior Vice President, Capital Markets of CVS Health. At such meeting, Messrs. Pykosz and Cook agreed to provide CVS Health with the materials prepared for Oak Street Health’s investor day hosted on March 16, 2022. No proposal was made by either CVS Health or Oak Street Health with respect to any partnership or other strategic transaction between CVS Health and Oak Street Health during the meeting.

On September 21, 2022, a meeting was held by videoconference among Mr. Cook, Geoffrey Price, Chief Innovation Officer of Oak Street Health, and certain representatives of CVS Health, during which representatives of CVS Health asked a number of questions relating to, among other things, Oak Street Health’s operating model, provider structure, growth strategy, technology capabilities (including with respect to its proprietary Canopy platform), and payor relationships. During this meeting, representatives of CVS Health expressed a potential interest in acquiring Oak Street Health. However, no proposal was made by CVS Health or Oak Street Health with respect to any acquisition or other strategic transaction between CVS Health and Oak Street Health during the meeting. The representatives of Oak Street Health and CVS Health agreed to discuss Oak Street Health’s business further at a later date, including with CVS Health’s financial advisors.

On September 26, 2022, in response to increased merger and acquisition activity in the value-based primary care market, Oak Street Health’s senior management contacted representatives of Centerview to ask them to prepare a presentation to be delivered at the Oak Street Health Board’s regularly scheduled monthly business review session to take place on September 28, 2022.

On September 28, 2022, the Oak Street Health Board held a regularly scheduled monthly business review session, during which representatives of Centerview presented an overview of current market conditions, including with respect to mergers and acquisitions activity, with a focus on primary care assets. During this meeting, the Oak Street Health Board discussed the healthcare industry broadly and the increased interest by strategic acquirors in acquiring primary care assets. During the review session, after representatives of Centerview had left the meeting, it was noted to the Oak Street Health Board that Messrs. Cook and Price had taken part in a meeting with representatives of CVS Health the week prior, in which representatives of CVS Health had expressed a potential interest in acquiring Oak Street Health, but that no proposal was made by either company.

On October 6, 2022, representatives of CVS Health contacted representatives of Centerview to schedule a discussion on October 7, 2022, to take place in advance of a discussion scheduled for the following week among representatives of Oak Street Health, CVS Health and their respective financial advisors.

On October 7, 2022, Bloomberg published an article reporting that CVS Health was in exclusive talks to acquire a different primary care provider. The scheduled call among representatives of Oak Street Health, CVS Health and their respective financial advisors was subsequently cancelled. Representatives of Centerview contacted Mr. Cowhey to confirm whether this news impacted any discussions with Oak Street Health. Mr. Cowhey indicated to representatives of Centerview that he would reach out directly to representatives of Oak Street Health to discuss this issue.

On October 10, 2022, Mr. Cowhey called Mr. Cook to inform him that CVS Health continued to be interested in a potential acquisition of Oak Street Health and that it would be mutually beneficial for both companies to further explore the opportunity. No proposal was made by either CVS Health or Oak Street Health with respect to any partnership or other strategic transaction between CVS Health and Oak Street Health during the call. Additionally, Mr. Cowhey indicated that Karen Lynch, President and Chief Executive Officer of CVS Health, would contact Mr. Pykosz to discuss CVS Health’s interest in a strategic transaction with Oak Street Health.

On October 14, 2022, Ms. Lynch called Mr. Pykosz to reiterate CVS Health’s interest in pursuing further discussions with Oak Street Health regarding a potential transaction. During this discussion, Ms. Lynch and Mr. Pykosz discussed, among other things, the potential strategic benefits of a combination of both companies. Mr. Pykosz indicated to Ms. Lynch that while the Oak Street Health Board was not actively contemplating a sale of the company, the Oak Street Health Board was open to evaluating any opportunities that create value for Oak Street Health’s stockholders. Mr. Pykosz and Ms. Lynch tentatively scheduled a site tour of an Oak Street Health primary care center located in Rhode Island for October 18, 2022. No proposal was made by either CVS Health or Oak Street Health with respect to any partnership or other strategic transaction between CVS Health and Oak Street Health during the call.

On October 18, 2022, Messrs. Pykosz and Cook provided Ms. Lynch, Mr. Cowhey and Dr. Amar Desai, President, Health Care Delivery of CVS Health, with a tour of an Oak Street Health primary care center located in Woonsocket, Rhode Island, during which Messrs. Pykosz and Cook responded to questions from the representatives of CVS Health regarding Oak Street Health’s business and potential growth opportunities. In addition, the representatives of Oak Street Health and CVS Health discussed potential strategic opportunities resulting from a combination of the businesses, but no specific terms were discussed.

On October 28, 2022, Mr. Cowhey called Mr. Cook to inform him that CVS Health and its advisors were continuing to evaluate the financial impact of a potential combination of the two companies, and indicated that CVS Health intended to submit a preliminary indication of interest to acquire Oak Street Health between November 4, 2022 and November 7, 2022, but did not propose any specific terms.

On November 1, 2022, the Oak Street Health Board held a regularly scheduled meeting by videoconference, with members of Oak Street Health’s senior management, during which, among other things, Oak Street Health’s senior management provided an update on Oak Street Health’s financial and operational performance. During the meeting, Mr. Pykosz also informed the Oak Street Health Board of the inbound interest from CVS Health, the status of the preliminary conversations among Messrs. Pykosz and Cook and members of CVS Health’s senior management, and the forthcoming indication of interest from CVS Health expected over the course of the following week. During this meeting, the Oak Street Health Board also resolved to form a special ad-hoc transaction committee (the “Transaction Committee”) for purposes of efficiency only, and not to address any actual or potential conflicts of interest. Mr. Pykosz, Robbert Vorhoff, Paul Kusserow and Kim Keck, each of whom had significant experience with mergers and acquisitions transactions, were appointed to the Transaction Committee. The Oak Street Health Board authorized the Transaction Committee to provide management and advisors with evaluation and oversight from the Transaction Committee (on behalf of the Oak Street Health Board) should an indication of interest from CVS Health be received and to provide timely input from the Transaction Committee (on behalf of the Oak Street Health Board) on any issues relating to any potential transaction on an ongoing basis; provided that any potential transaction involving Oak Street Health would need to be approved by the full Oak Street Health Board. Throughout the Transaction Committee’s evaluation of a potential strategic transaction, the Transaction Committee conducted several formal meetings, but its members were also in regular contact with Oak Street Health’s senior management and legal and financial advisors and with one another. Additionally, the Oak Street Health Board discussed Centerview’s existing relationship and familiarity with Oak Street Health, reputation as a highly regarded investment bank and advisory firm, substantial knowledge of the industry in which Oak Street Health operates and extensive experience in providing financial advice in connection with strategic transactions. The Oak Street Health Board authorized Oak Street Health’s senior management to formally engage Centerview as a financial advisor to advise on any transaction with potential strategic acquirors.

On November 2, 2022, Messrs. Pykosz and Cook called representatives of Centerview to update them on the discussions with CVS Health since October 7, 2022, and to seek to engage Centerview to advise Oak Street Health in advance of receiving an indication of interest from CVS Health in the coming days and to evaluate other strategic alternatives.

On November 7, 2022, during a meeting held by videoconference attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Messrs. Guertin and Cowhey conveyed to Messrs. Pykosz and Cook, on behalf of CVS Health, a verbal, non-binding indication of interest to acquire all of the issued and outstanding shares of Oak Street Health at a price of $28.00 per share (the “Initial Proposal”). Mr. Pykosz indicated that he would communicate this Initial Proposal to the Oak Street Health Board, but shared his view with Messrs. Guertin and Cowhey that he believed that the Initial Proposal significantly undervalued Oak Street Health’s business and expected that it was unlikely that the Oak Street Health Board would engage in discussions about a potential transaction at this price. Messrs. Guertin and Cowhey suggested that Oak Street Health consider entering into a confidentiality agreement with CVS Health to allow CVS Health to conduct additional due diligence and potentially increase its proposal.

On November 8, 2022, the Transaction Committee held a meeting by videoconference, with Mr. Cook and Robert Guenthner, Chief Legal Officer of Oak Street Health, also in attendance, to discuss the terms of the Initial Proposal. After discussing the Initial Proposal, the Transaction Committee determined that the Initial Proposal undervalued Oak Street Health’s business and it was not in the best interests of Oak Street Health’s stockholders for the Oak Street Health Board to engage with CVS Health on a potential transaction at this price, and instructed senior management to inform CVS Health accordingly.

On November 9, 2022, Mr. Cook called Mr. Cowhey to convey the message from the Transaction Committee. Mr. Cowhey reiterated that CVS Health could potentially be in a position to make a proposal at a higher price with the benefit of additional information made available pursuant to a confidentiality agreement.

On November 14, 2022, during a meeting held by videoconference attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Messrs. Guertin and Cowhey conveyed to Messrs. Pykosz and Cook, on behalf of CVS Health, a revised verbal, non-binding indication of interest to acquire all of the issued and outstanding shares of Oak Street Health for a price ranging from $34.00 to $36.00 per share (the “Second Proposal”). Messrs. Guertin and Cowhey further indicated that they were optimistic that, after signing a confidentiality agreement and conducting additional due diligence on non-public information, CVS Health hoped to be able to increase its proposal to reflect a “high $30’s per share” valuation. Mr. Pykosz indicated that he would communicate the Second Proposal to the Oak Street Health Board, but shared his view that the Second Proposal continued to undervalue Oak Street Health’s business and also expected that it was unlikely that the Oak Street Health Board would engage in discussions about a potential transaction at this price.

On November 15, 2022, the Transaction Committee held a meeting by videoconference, with Messrs. Cook and Guenthner also in attendance, to discuss the terms of the Second Proposal and CVS Health’s expressed belief that with additional due diligence on non-public information, it hoped to be able to increase its proposal to reflect a “high $30s per share” valuation of Oak Street Health. The Transaction Committee discussed the underlying rationale for the Second Proposal and potential responses to the Second Proposal. The Transaction Committee directed Oak Street Health senior management to arrange a call with Centerview to discuss potential responses to the Second Proposal.

On November 17, 2022, the Transaction Committee held another meeting by videoconference, with Messrs. Cook and Guenthner and representatives of Centerview also in attendance, to continue its discussion with respect to the terms of the Second Proposal. Representatives of Centerview discussed with the Transaction Committee potential responses to the Second Proposal and recommended that Oak Street consider simultaneously reaching out to other strategic parties who may have the resources and interest in considering a transaction with Oak Street Health. After consultation with representatives of Centerview, the Transaction Committee instructed Oak Street

Health’s senior management to inform CVS Health that the proposed valuation of Oak Street Health in the Second Proposal was insufficient, but that Oak Street Health would be willing to enter into a confidentiality agreement with CVS Health to share certain financial due diligence information and hold meetings with CVS Health to further discuss Oak Street Health’s business and any potential synergies resulting from a combination, in order to enable CVS Health to increase its proposal. The Transaction Committee also determined that it was in the best interests of Oak Street Health and its stockholders to simultaneously initiate a limited exploratory process to evaluate whether other strategic parties might also have an interest in a potential strategic transaction involving Oak Street Health. The Transaction Committee agreed with Centerview’s recommendation that Centerview, on behalf of Oak Street Health, conduct a targeted and confidential outreach to a select group of other potential strategic acquirors identified as the parties most likely to be interested in exploring a transaction with Oak Street Health based on their perceived and/or expressed interest in the primary care provider space and their financial capability to consummate a transaction involving Oak Street Health, with the proposed outreach to be further discussed at the upcoming meeting of the Oak Street Health Board.

On November 18, 2022, during a meeting held by videoconference attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Mr. Pykosz conveyed the message from the Transaction Committee to Messrs. Guertin and Cowhey. Messrs. Pykosz, Cook, Guertin and Cowhey agreed to schedule a meeting during the week of November 28, 2022, in advance of which a confidentiality agreement would be executed, to further discuss Oak Street Health’s business and any potential synergies resulting from a combination, in order to enable CVS Health to increase its proposal.

On November 19, 2022, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with an update on the discussions with CVS Health, including the terms of the Second Proposal and CVS Health’s expressed belief that with additional due diligence, it hoped to be able to increase its proposal to reflect a “high $30s per share” valuation of Oak Street Health. Representatives of Centerview reviewed with the Oak Street Health Board its recommended approach, previously discussed with the Transaction Committee, to conduct a targeted and confidential outreach, on behalf of Oak Street Health, to a select group of potential strategic acquirers, identified as the parties most likely to be interested in exploring a transaction with Oak Street Health based on their perceived and/or expressed interest in the primary care provider space and their financial capability to consummate a transaction involving Oak Street Health. The outreach would allow the Oak Street Health Board to gauge potential interest in a transaction with Oak Street Health and preliminary views of potential valuation while, at the same time, continuing discussions with CVS Health. The Oak Street Health Board approved Centerview’s outreach proposal and instructed Centerview to commence such outreach.

On November 20, 2022, at the direction of the Oak Street Health Board, representatives of Centerview contacted representatives of four potential strategic acquirors (referred to herein as “Party A”, “Party B”, “Party C” and “Party D”) by email to offer them the opportunity to enter into a confidentiality agreement and receive certain due diligence information if they were interested in a potential transaction with Oak Street Health.

Over the course of November 21, 2022 and November 22, 2022, representatives of Party A, Party B and Party C indicated that they were interested in a potential transaction involving Oak Street Health and requested a copy of the draft confidentiality agreement.

Beginning on November 21, 2022, Oak Street Health’s senior management team prepared preliminary financial projections for the remainder of fiscal year 2022 and fiscal years 2023 through 2028 for use in connection with a potential strategic process. The Oak Street Health Board reviewed and provided preliminary comments on such projections during the week of November 21, 2022.

On November 25, 2022, Oak Street Health entered into a confidentiality agreement with Party A. The confidentiality agreement included customary nondisclosure and nonuse provisions. The confidentiality agreement did not contain a standstill provision.

On November 26, 2022, Oak Street Health entered into a confidentiality agreement with CVS Health. The confidentiality agreement included customary nondisclosure and nonuse provisions and a customary standstill provision. The confidentiality agreement permitted CVS Health to make acquisition proposals at any time after Oak Street Health entered into a definitive agreement with a third party providing for a change of control transaction of Oak Street Health.

Also on November 26, 2022, Oak Street Health entered into a confidentiality agreement with Party C. The confidentiality agreement included customary nondisclosure and nonuse provisions. The confidentiality agreement did not contain a standstill provision.

On November 27, 2022, the Oak Street Health Board received, reviewed and approved the financial projections prepared by Oak Street Health’s senior management for the remainder of fiscal year 2022 and fiscal years 2023 through 2028, which reflected the feedback provided by the Oak Street Health Board (the “Projections”, as discussed further in the section titled “Certain Financial Projections” of this proxy statement) for use in the potential transaction process, including for Centerview’s financial analyses and for distribution to CVS Health and the strategic acquirors that had expressed interest in exploring a potential transaction upon execution of a confidentiality agreement. Thereafter, the Projections were provided to the parties participating in a potential transaction process who had entered into confidentiality agreements with Oak Street Health as part of their due diligence (including to CVS Health on November 27, 2022) and to Centerview for use in their financial analyses.

On November 28, 2022, Oak Street Health entered into a confidentiality agreement with Party B. The confidentiality agreement included customary nondisclosure and nonuse provisions. The confidentiality agreement did not contain a standstill provision.

Also on November 28, 2022, Oak Street Health’s senior management gave a presentation to representatives of CVS Health regarding Oak Street Health’s business and performance, with representatives of Centerview and CVS Health’s financial advisors in attendance.

Also on November 28, 2022, representatives of Party D informed Centerview that Party D did not have the bandwidth to explore a potential transaction with Oak Street Health at this time given other competing priorities.

On November 29, 2022, Oak Street Health’s senior management gave a presentation to representatives of Party A regarding Oak Street Health’s business and performance, with representatives of Centerview in attendance.

On December 2, 2022, Oak Street Health’s senior management gave a presentation to representatives of Party B regarding Oak Street Health’s business and performance, with representatives of Centerview in attendance.

Also on December 2, 2022, Mr. Cook and representatives of Centerview attended a call with representatives of CVS Health, during which they responded to CVS Health’s questions regarding Oak Street Health’s financial model and historical financial results.

On December 7, 2022, Oak Street Health’s senior management gave a presentation to representatives of Party C regarding Oak Street Health’s business and performance, with representatives of Centerview in attendance.

Also on December 7, 2022, during a meeting held by videoconference attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Messrs. Guertin and Cowhey conveyed to Messrs. Pykosz and Cook, on behalf of CVS Health, a further revised verbal, non-binding indication of interest to acquire all of the issued and outstanding shares of Oak Street Health for a price of $38.00 per share (the “Third Proposal”). Mr. Pykosz indicated that he would communicate the Third Proposal to the Oak Street Health Board, but noted that he expected that the valuation of Oak Street Health contemplated by the Third Proposal was still likely lower than a value that the Oak Street Health Board would consider acceptable.

Also on December 7, 2022, Centerview submitted a relationship disclosure letter to the Oak Street Health Board, and the Oak Street Health Board determined on this basis that there were no conflicts of interest that would affect the ability of Centerview to fulfill its responsibilities as financial advisor to Oak Street Health.

Also on December 7, 2022, discussions with representatives of Party A regarding a potential transaction involving Oak Street Health terminated due to Party A’s other competing priorities.

On December 9, 2022, the Transaction Committee held a meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland & Ellis LLP (“Kirkland”), outside counsel to Oak Street Health, in attendance. Representatives of Centerview and Oak Street Health’s senior management updated the Transaction Committee on CVS Health’s Third Proposal and on the status of engagement with Party A, Party B, Party C and Party D regarding a potential transaction (including that Party B was expected to provide an indication of valuation early during the week of December 12, 2022). The Transaction Committee, together with the other attendees, discussed the terms of the Third Proposal and various potential approaches regarding CVS Health and the other potential strategic acquirors, including timing considerations. Representatives of Centerview reviewed the terms of the Third Proposal with the Oak Street Health Board in the context of their preliminary financial analyses based on, among other things, publicly available Wall Street research analyst consensus estimates regarding Oak Street Health and the Projections, as well as proposed alternatives to respond to the Third Proposal. The Transaction Committee determined to recommend to the Oak Street Health Board that Oak Street Health’s senior management communicate a $43.00 per share counterproposal to CVS Health. The Transaction Committee, consistent with the recommendation of Centerview, requested Centerview to call Party B ahead of receiving its proposal and provide more specific guidance on expected valuation in light of CVS Health’s Third Proposal.

On December 11, 2022, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with an update on the status of ongoing discussions with CVS Health regarding a potential transaction, including receipt of the Third Proposal, and the status of Centerview’s outreach to Party A, Party B, Party C and Party D. Representatives of Kirkland reviewed with the Oak Street Health Board its fiduciary duties under Delaware law in these circumstances and discussed certain considerations for the Oak Street Health Board when evaluating a potential sale of Oak Street Health. Representatives of Centerview discussed the terms of the Third Proposal in the context of their preliminary financial analyses based on, among other things, publicly available Wall Street research analyst consensus estimates regarding Oak Street Health and the Projections. Oak Street Health’s senior management led a discussion on opportunities available to Oak Street Health for future growth and risks of continuing as a standalone business, given current market conditions and the competitive landscape for Oak Street Health. Representatives of Centerview then presented the proposed approach with respect to CVS Health and Party B as endorsed by the Transaction Committee on December 9, 2022. The Oak Street Health Board discussed these items in significant detail, as well as a number of potential scenarios and timelines for a potential transaction. Following such discussion, the Oak Street Health Board determined to deliver to CVS Health a counterproposal of $43.00 per share in response to the Third Proposal and instructed Oak Street Health’s senior management to convey the same on behalf of the Oak Street Health Board.

On December 13, 2022, representatives of Centerview delivered to the Oak Street Health Board an updated relationship disclosure letter, and Oak Street Health’s senior management determined on this basis that there were no conflicts of interest that would affect the ability of Centerview to fulfill its responsibilities as financial advisor to Oak Street Health. Also on December 13, 2022, Oak Street Health and Centerview executed an engagement letter.

On December 13, 2022, during a meeting held by videoconference attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Mr. Pykosz conveyed to Messrs. Guertin and Cowhey that the Oak Street Health Board was unwilling to transact at $38.00 per share, but would be willing to proceed to the next step of evaluating and negotiating a potential transaction at $43.00 per share. Messrs. Guertin and Cowhey agreed to review this counterproposal with CVS Health senior management and the CVS Health Board.

On December 16, 2022, Mr. Cowhey called Mr. Cook to provide an update on CVS Health’s ongoing diligence work and indicated to Mr. Cook that internal discussions regarding Oak Street Health’s counterproposal were ongoing.

On December 19, 2022, during a videoconference meeting attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Messrs. Guertin and Cowhey conveyed to Messrs. Pykosz and Cook, on behalf of CVS Health, a further revised verbal, non-binding indication of interest to acquire all of the issued and outstanding shares of Oak Street Health for $40.00 per share (the “Fourth Proposal”). Mr. Pykosz indicated that he would communicate the Fourth Proposal to the Oak Street Health Board.

Also on December 19, 2022, Party B indicated to representatives of Centerview that it would consider a transaction to acquire Oak Street Health in a range of $31.00 to $32.00 per share, but that it did not see a pathway to increasing its valuation beyond the “mid $30s” per share range.

Later on December 19, 2022, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with a detailed update on the ongoing discussions with CVS Health, including receipt of the Fourth Proposal. Representatives of Centerview provided the Oak Street Health Board with an update on discussions with Party B and shared Party B’s indication that it had limited potential for improving its offer beyond the “mid $30s” per share range. Oak Street Health’s senior management noted that while there was a possibility that through additional diligence, Party B could eventually be in a position to offer beyond the “mid $30s” per share range, it was not clear whether Party B would be in a position to offer a value comparable to the Fourth Proposal, and even if Party B were to offer a value comparable to the Fourth Proposal, Party B was considerably less advanced than CVS Health in its diligence, was advocating for a less attractive transaction structure for Oak Street Health’s business and a transaction with Party B potentially presented more regulatory risk than with CVS Health. In light of these considerations, the Oak Street Health Board instructed Centerview to convey to Party B that its preliminary proposal was not at a level that properly reflected Oak Street Health’s value and report back to the Oak Street Health Board for discussion of any response from Party B to this information. Representatives of Centerview then discussed their perspectives on the Fourth Proposal in the context of their previously discussed preliminary financial analyses and discussed potential responses to the Fourth Proposal in light of the fact that at such time no other party had expressed interest in a transaction with Oak Street Health at a comparable value. Representatives of Kirkland provided an overview of the relevant regulatory considerations for the transaction. The Oak Street Health Board aligned on conveying to CVS Health that the Oak Street Health Board would be prepared to move forward to the next step of evaluating and negotiating a potential transaction at $41.00 per share, provided that the transaction includes strong commitments from CVS Health on regulatory matters. The Oak Street Health Board instructed Oak Street Health’s senior management to convey this response to CVS Health on behalf of the Oak Street Health Board. Oak Street Health’s senior management then reviewed with the Oak Street Health Board the final terms of the engagement letter entered into with Centerview on December 13, 2022. The Oak Street Health Board agreed with the determination by Oak Street Health’s senior management, on the basis of the updated relationship disclosure letter provided by Centerview on December 13, 2022, that there were no conflicts of interest that would affect the ability of Centerview to fulfill its responsibilities as financial advisor to Oak Street Health. Following discussion, the Oak Street Health Board expressed its agreement with the terms of the engagement letter.

On December 20, 2022, during a meeting held by videoconference attended by Messrs. Pykosz, Cook, Guertin and Cowhey, Mr. Pykosz conveyed to Messrs. Guertin and Cowhey that the Oak Street Health Board would be prepared to move forward to the next step of evaluating and negotiating a potential transaction at $41.00 per share, provided that the transaction included strong commitments from CVS Health on regulatory matters. Messrs. Guertin and Cowhey indicated that they would communicate this response to the CVS Health Board.

Later on December 20, 2022, Messrs. Pykosz, Cook, Guertin and Cowhey reconvened and Messrs. Guertin and Cowhey communicated that the CVS Health Board was also prepared to move forward expeditiously to the next step of evaluating and negotiating a potential transaction at $41.00 per share contingent upon Oak Street Health entering into exclusivity with CVS Health for 45 days in order to complete due diligence and negotiate definitive transaction documents with respect to a potential acquisition. Messrs. Guertin and Cowhey indicated that the CVS Health Board would not agree to transact at any price above $41.00 per share. Mr. Pykosz noted that he would discuss the proposed exclusivity period with the Oak Street Health Board.

Later on December 20, 2022, representatives of Centerview contacted Party B to indicate that the Oak Street Health Board was not willing to proceed with a transaction at the valuation proposed by Party B.

Later on December 20, 2022, Mr. Cowhey sent Mr. Cook a draft exclusivity agreement.

On December 21, 2022, representatives of Party C contacted representatives of Centerview to inform them that Party C would not be submitting a proposal to acquire Oak Street Health, noting that an acquisition of Oak Street Health was inconsistent with its strategic priorities.

Also on December 21, 2022, the Oak Street Health Board held a regularly scheduled monthly business review session by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Cook provided the Oak Street Health Board with a business update on the financial performance of Oak Street Health. Mr. Pykosz then provided the Oak Street Health Board with a detailed update on the ongoing discussions with CVS Health, including CVS Health’s willingness to proceed to the next step of evaluating and negotiating a potential transaction at a price of $41.00 per share contingent upon Oak Street Health entering into an exclusivity agreement with CVS Health for a period of 45 days for purposes of negotiating such a transaction. Representatives of Centerview also provided an update on discussions with Party B, and the status of outreach to Party A and Party C. The Oak Street Health Board discussed the benefits and drawbacks of exclusivity (including, in light of the fact that there was currently no other interested party willing to propose a transaction at a comparable value (including following Centerview’s outreach)). Following discussion, the Oak Street Health Board approved entering into an exclusivity agreement with CVS Health for an initial 30-day exclusivity period, with an automatic extension in certain circumstances.

On December 22, 2022, Oak Street Health and CVS Health executed the exclusivity agreement reflecting the exclusivity period approved by the Oak Street Health Board during the December 21, 2022 meeting.

Also on December 22, 2022, CVS Health was provided with access to a virtual data room with additional diligence information regarding Oak Street Health.

On December 23, 2022, Kirkland provided the Oak Street Health Board a summary of the key terms of the initial draft of the Merger Agreement proposed to be sent to CVS Health. The initial draft of the Merger Agreement contemplated, among other things, a regulatory efforts covenant that required CVS Health to take all actions necessary to obtain all regulatory clearances (including divestitures and other remedies) up to the level of a material adverse effect on the combined company (measured as if the combined company was the size of Oak Street Health), restrictions on CVS Health’s ability to enter into transactions which would prevent, delay or impede obtaining regulatory clearance for the transaction, and entry into customary voting agreements with the Specified Stockholders, which collectively held approximately 45% of Oak Street Health’s shares of common stock at such time.

On December 26, 2022, Oak Street Health and CVS Health executed a separate “clean team” agreement, pursuant to which it was agreed that certain competitively sensitive information of Oak Street Health and CVS Health would only be shared with a specified subset of the representatives of Oak Street Health and CVS Health.

Also on December 26, 2022, representatives of Kirkland sent an initial draft of the Merger Agreement to representatives of Shearman & Sterling LLP (“Shearman”), outside counsel to CVS Health. Between December 23, 2022 and January 20, 2023, and again between February 3, 2023 and February 7, 2023, representatives of Kirkland, Shearman, Dechert LLP (“Dechert”), outside antitrust counsel to CVS Health, and McDermott Will & Emery LLP (“McDermott”), outside healthcare regulatory counsel to CVS Health, and members of Oak Street Health’s and CVS Health’s respective senior management teams engaged in numerous calls and exchanged revised drafts of the Merger Agreement. Among other items in the draft Merger Agreement, representatives of Oak Street Health, CVS Health and their respective legal counsel negotiated (i) the efforts required by the parties to obtain regulatory clearance, including restrictions on CVS Health entering into transactions in the same line of business as Oak Street Health that could reasonably be expected to materially delay or materially increase the risk of not obtaining the required regulatory clearance for the transaction, (ii) the quantum of the reverse termination fee payable by CVS Health to Oak Street Health if regulatory clearance for the transaction is not obtained and the circumstances in which such fee would be payable, (iii) the non-solicitation provision that prohibits Oak Street Health from soliciting and negotiating with third parties to enter into an agreement for an alternative business combination transaction and the related termination rights and termination fee payable by Oak Street Health, (iv) the treatment of outstanding Oak Street Health equity awards and covenants regarding employee benefit matters applicable to Company employees, and (iv) Oak Street Health’s representations, warranties and interim operating covenants.

On December 31, 2022, representatives of Shearman sent an initial draft of the form of Voting Agreement to representatives of Kirkland. This draft was shared by Kirkland with respective outside counsel to General Atlantic and Newlight. Between December 31, 2022 and January 20, 2023, and again between February 3, 2023 and February 7, 2023, representatives of Kirkland and Shearman engaged in numerous calls and exchanged revised drafts of the form of Voting Agreement.

On January 4, 2023, representatives of Shearman sent a revised draft of the Merger Agreement to representatives of Kirkland.

On January 6, 2023, a member of the Oak Street Health Board met with Dr. Desai for general business purposes unrelated to a potential transaction involving Oak Street Health and CVS Health. During this meeting, Dr. Desai expressed his excitement about a potential combination of the two companies and the member of Oak Street Health Board shared such member’s views on the strength of Oak Street Health’s business and the management team.

On January 7, 2023, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with a detailed update on the status of the potential transaction with CVS Health, including CVS Health’s desire to be in a position to announce a definitive transaction before the opening of the U.S. stock markets on January 23, 2023. The Oak Street Health Board then discussed a request from CVS Health to discuss post-closing continuity of leadership with Oak Street Health’s senior management. Oak Street Health’s senior management agreed that it would not have any such discussions with CVS Health until the Oak Street Health Board provided its approval. In an executive session (which Mr. Pykosz did not attend), the directors determined that the retention discussions with Oak Street Health senior management requested by CVS Health should only occur following confirmation from CVS Health that it was prepared to proceed at a specific value and alignment with CVS Health on timing to signing a definitive agreement.

On January 9, 2023, Messrs. Pykosz and Cook gave a presentation at the J.P. Morgan Healthcare Conference, during which they shared positive updates to the Company’s fiscal year 2022 results and guidance for fiscal year 2023. That same day, after close of U.S. stock markets, Bloomberg published an article reporting that CVS Health was exploring an acquisition of Oak Street Health in a deal that would value Oak Street Health at more than $10 billion, including debt. Oak Street Health’s stock opened at $29.77 per share on the morning of January 10, 2023, as compared to its closing price of $22.57 on January 9, 2023.

On January 11, 2023, representatives of Kirkland sent an initial draft of the Oak Street Health disclosure letter to representatives of Shearman. Between January 11, 2023 and February 7, 2023, representatives of Kirkland, Shearman, Dechert and McDermott and members of Oak Street Health’s and CVS Health’s respective management teams engaged in numerous calls and exchanged revised drafts of the Oak Street Health disclosure letter and other transaction documents.

On January 17, 2023, Ms. Lynch contacted Mr. Pykosz and informed him that the CVS Health Board was no longer willing to proceed at $41.00 per share and was reducing its proposed value to $38.00 per share, and indicated that such reduction was due to the concentration level of payor-affiliated centers, but that CVS Health otherwise remained committed to pursuing a transaction with Oak Street Health. Mr. Pykosz responded that he would convey the reduced price and articulated rationale for the reduction to the Oak Street Health Board.

Later on January 17, 2023, Messrs. Pykosz and Cook discussed with Messrs. Guertin and Cowhey CVS Health’s rationale for the proposed price reduction, including CVS Health’s methodology for calculating the price reduction. During the meeting, Messrs. Pykosz and Cook expressed their views that CVS Health’s concerns with respect to Oak Street Health’s payors and associated price reduction represented an unwarranted reduction in value.

Also on January 17, 2023, representatives of Centerview confirmed to representatives of Kirkland and Oak Street Health’s senior management that there were no changes to the relationship disclosure letter provided to the Oak Street Health Board on December 13, 2022.

On January 18, 2023, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with a detailed update on the status of the potential transaction with CVS Health, including CVS Health’s proposed price reduction and the views of the Transaction Committee members shared with Mr. Pykosz prior to this meeting that Oak Street Health should continue to engage in discussions with CVS Health to determine if agreement could be reached on a transaction at a value that was in the best interests of Oak Street Health stockholders. The Oak Street Health Board also discussed potential implications and risks of a deal not being completed, particularly in light of market rumors and the continuing risks to the business on a standalone basis. Representatives of Centerview delivered a presentation that contained preliminary valuation analyses with respect to Oak Street Health based on CVS Health’s latest proposal of $38.00 per share. Following discussions among the members of the Oak Street Health Board of potential responses to CVS Health and mitigation strategies to address any concerns raised by CVS Health, the Oak Street Health Board instructed senior management to convey to representatives of CVS Health that the Oak Street Health Board would consider proceeding with a transaction at $40.00 per share. Representatives of Kirkland again reviewed with the Oak Street Health Board its fiduciary duties under Delaware law in connection with the potential transaction, and summarized the key terms of the current drafts of the Merger Agreement and the form of Voting Agreement, as well as the key open issues in the then-current draft Merger Agreement, including with respect to provisions in the Merger Agreement related to regulatory efforts by CVS Health to consummate the transaction, treatment of Oak Street Health equity awards in connection with the transaction, the reverse termination fee CVS Health would be required to pay in certain instances related to receipt of regulatory clearance for the transaction and the termination fee Oak Street Health would be required to pay in certain instances relating to the termination of the Merger Agreement relating to an alternative business combination transaction involving Oak Street Health. Representatives of Kirkland also discussed potential regulatory considerations associated with a transaction of this kind.

On January 18, 2023, following the Oak Street Health Board meeting, Mr. Pykosz called Ms. Lynch to convey the counterproposal from the Oak Street Health Board. Ms. Lynch agreed to discuss this counterproposal with the CVS Health Board.

On January 20, 2023, Ms. Lynch contacted Mr. Pykosz to inform him that the CVS Health Board had certain concerns with moving forward with the potential transaction on the agreed timeline (which, at the time, contemplated an announcement on or around January 23, 2023), due to the proximity to the pending Medicare Advantage (MA) Risk Adjustment Data Validation (RADV) Program Final Rule (Final Rule) (the “RADV Final Rule”) expected to be announced by the Centers for Medicare & Medicaid Services (“CMS”) on or around February 1, 2023. Ms. Lynch communicated to Mr. Pykosz the CVS Health Board’s desire to postpone entry into any definitive transaction until after the announcement of the RADV Final Rule in light of such concerns. Mr. Pykosz and Ms. Lynch discussed the potential impact of the RADV Final Rule on Oak Street Health’s business, and Ms. Lynch proposed that any transaction subsequently entered into be at a price of $39.00 per share. Mr. Pykosz then indicated that he would communicate the revised transaction terms and timing proposed by CVS Health to the Oak Street Health Board.

Later on January 20, 2023, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with a detailed update on the status of the potential transaction with CVS Health, including the revised transaction terms proposed by Ms. Lynch earlier that day. The Oak Street Health Board instructed Mr. Pykosz to convey to Ms. Lynch that, in light of CVS Health’s revised proposal, Oak Street Health would suspend engagement with CVS Health on any potential transaction, but would be willing to revisit a potential transaction after the issuance of the RADV Final Rule, with valuation to be discussed at that time.

On January 21, 2023, Mr. Pykosz contacted Ms. Lynch to communicate the Oak Street Health Board’s views on the revised transaction terms proposed by CVS Health.

On January 30, 2023, CMS issued the RADV Final Rule.

On February 1, 2023, CMS released the 2024 Advance Notice for the Medicare Advantage (MA) and Part D Prescription Drug Programs (the “Advance Notice”).

On February 2, 2023, Ms. Lynch called Mr. Pykosz to inform him that, following the issuance of the RADV Final Rule and the Advance Notice, CVS Health was prepared to move forward with a transaction at a price of $39.00 per share. Mr. Pykosz indicated that he would communicate the proposal to the Oak Street Health Board.

Later on February 2, 2023, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. During the meeting, Mr. Pykosz provided the Oak Street Health Board with a detailed update on the status of the potential transaction with CVS Health, including CVS Health’s willingness to proceed with a transaction at $39.00 per share. Representatives of Centerview delivered a presentation that contained preliminary valuation analyses with respect to Oak Street Health based on CVS Health’s latest proposal of $39.00 share, based on, among other things, publicly available Wall Street research analyst consensus estimates regarding Oak Street Health and the Projections. The Oak Street Health Board determined that additional negotiation on price was unlikely to result in an increased offer from CVS Health and instead could put at risk the potential transaction, which represented an attractive valuation for Oak Street Health stockholders. The Oak Street Health Board further discussed a number of external risks that could impact Oak Street Health’s business going forward as well as opportunities and risks relating to growth as a standalone company, following which the Oak Street Health Board instructed Mr. Pykosz to inform Ms. Lynch that the Oak Street Health Board was prepared to proceed with a transaction at $39.00 per share.

Later on February 2, 2023, Mr. Pykosz contacted Ms. Lynch to deliver the message from the Oak Street Health Board.

On February 3, 2023, Mr. Cowhey contacted Mr. Cook to provide an overview of CVS Health’s proposed financing plans and expected sources and uses in connection with CVS Health’s financial obligations under the Merger Agreement.

Also on February 3, 2023, representatives of Shearman sent revised drafts of the Merger Agreement and the Oak Street Health disclosure letter to representatives of Kirkland.

Between February 3, 2023 and February 7, 2023, representatives of Kirkland, Shearman, Dechert and McDermott and members of Oak Street Health’s and CVS Health’s respective management teams engaged in numerous calls and exchanged revised drafts of the Merger Agreement, the Voting Agreement, the Oak Street Health disclosure letter and the other transaction documents.

On February 4, 2023 and February 5, 2023, Mr. Pykosz and representatives of CVS Health engaged in high-level discussions regarding the retention of Oak Street Health’s senior management following consummation of the transaction.

On February 6, 2023, the Wall Street Journal published an article reporting that CVS Health was close to an agreement to acquire Oak Street Health for $39.00 per share.

Later on February 6, 2023, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. Mr. Pykosz provided the Oak Street Health Board with a detailed update on the status of the potential transaction with CVS Health and indicated to the Oak Street Health Board that the key open transaction points had been resolved. Mr. Pykosz also indicated that the CVS Health Board, subject to Oak Street Health and CVS Health reaching agreement on the key open transaction points, had approved a transaction at $39.00 per share. The Oak Street Health Board then discussed various matters related to the transaction, including the underlying rationale for proceeding with a transaction, and a robust discussion ensued regarding general market dynamics, a shifting competitive and regulatory landscape and related risks and headwinds. Representatives of Centerview reviewed their financial analysis with the Oak Street Health Board. Representatives of Centerview also confirmed that there were no changes to the relationship disclosure letter provided to the Oak Street Health Board on December 13, 2022. Representatives of Kirkland provided an overview of the key terms of the draft Merger Agreement and the Voting Agreements, including key terms on which the parties had achieved resolution, including, among others (i) the efforts that CVS Health is required to take to obtain regulatory clearance, (ii) the limitations on acquisitions that could reasonably be expected to materially delay or materially increase the risk of not obtaining the required antitrust clearance for the transaction, (iii) the quantum of the reverse termination fee payable by CVS Health to Oak Street Health if regulatory clearance for the transaction is not obtained and the circumstances in which such fee would be payable, (iv) the quantum of the termination fee Oak Street Health would be required to pay in certain instances relating to the termination of the Merger Agreement relating to an alternative business combination transaction involving Oak Street Health, and (v) the treatment of Oak Street Health equity awards in connection with the transaction. The Oak Street Health Board discussed the price and other terms of the Merger Agreement and indicated its support for a transaction on those terms and instructed Oak Street Health’s senior management and its counsel to finalize the terms of the Merger Agreement and other transaction documents.

During the course of February 7, 2023, senior management of Oak Street Health and senior management of CVS Health had a number of conversations about the Advance Notice and the potential impact on Oak Street Health’s business.

On February 7, 2023, the Oak Street Health Board held a special meeting by videoconference, with members of Oak Street Health’s senior management and representatives of Centerview and Kirkland also in attendance. Representatives of Centerview reviewed with the Oak Street Health Board Centerview’s financial analysis of the Merger Consideration, and rendered to the Oak Street Health Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated February 7, 2023 that, as of such date, and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of shares of Oak Street Health common stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. Centerview’s opinion is more fully described in the section of this proxy statement titled “— Opinion of Centerview Partners LLC.” A representative of Kirkland described to the Oak Street Health Board the resolutions proposed to be adopted by the Oak Street Health Board at this meeting. Following prior discussion and consideration of the Merger Agreement and the other transactions contemplated by the Merger Agreement (including the factors described in the section titled “— Reasons for the Merger; Recommendation of the Oak Street Health Board”), the members of the Oak Street Health Board then unanimously: (1) determined that it was fair to, and in the best interests of, Oak Street Health and its stockholders, and declared it was advisable, to enter into the Merger Agreement upon the terms and subject to the conditions set forth therein; (2) approved the execution and delivery of the Merger Agreement by Oak Street Health, the performance by Oak Street Health of its covenants and other obligations thereunder, and the consummation by Oak Street Health of the merger upon the terms and subject to the conditions set forth therein; (3) recommended that the stockholders of Oak Street Health adopt the Merger Agreement in accordance with the DGCL; and (4) directed that the adoption of the Merger Agreement be submitted for consideration by the Oak Street Health stockholders at a meeting thereof. The Oak Street Health Board also approved entry into the Voting Agreements and the other documentation and matters relating to the Merger.

On the evening of February 7, 2023, Oak Street Health and CVS Health executed the Merger Agreement and together with affiliates of General Atlantic, Newlight and certain members of the Oak Street Health Board, the Voting Agreements. On the morning of February 8, 2023, prior to the commencement of trading of Oak Street Health’s and CVS Health’s common stock on the NYSE, Oak Street Health and CVS Health issued a joint press release announcing the Merger.

Recommendation of the Oak Street Health Board and Reasons for the Merger

Recommendation of the Oak Street Health Board

The Oak Street Health Board carefully reviewed and considered the proposed Merger in consultation with Oak Street Health’s senior management and legal and financial advisors and unanimously: (1) determined that it was fair to, and in the best interests of, Oak Street Health and its stockholders, and declared it was advisable, to enter into the Merger Agreement upon the terms and subject to the conditions set forth therein; (2) approved the execution and delivery of the Merger Agreement by Oak Street Health, the performance by Oak Street Health of its covenants and other obligations thereunder, and the consummation by Oak Street Health of the Merger upon the terms and subject to the conditions set forth therein; (3) recommended that the stockholders of Oak Street Health adopt the Merger Agreement in accordance with the DGCL; and (4) directed that the adoption of the Merger Agreement be submitted for consideration by the Oak Street Health stockholders at a meeting thereof. Accordingly, the Oak Street Health Board unanimously recommends that stockholders vote “FOR” adoption of the Merger Agreement at the Special Meeting.

Reasons for the Merger

In reaching their decision to approve the Merger Agreement and to recommend that Oak Street Health stockholders adopt the Merger Agreement, the Oak Street Health Board considered the following positive reasons to support its decision:

•

the current and historical market prices, volatility and trading information with respect to shares of Oak Street Health common stock, including the fact that the Merger Consideration of $39.00 per share to be received by Oak Street Health stockholders in the Merger represents a premium of:

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approximately 73% over the closing price per share as of January 9, 2023, the last full trading day prior to Bloomberg’s published article reporting that CVS Health was exploring an acquisition of Oak Street Health (the “Unaffected Date”);

•	approximately 50% over the closing price per share as of February 6, 2023, the most recent full trading day prior to the Oak Street Health Board meeting to approve the Merger Agreement;

•	approximately 82% over the 30-day trading period volume weighted average price (“VWAP”) prior to the Unaffected Date;

•	approximately 73% over the 90-day trading period VWAP prior to the Unaffected Date;

•	approximately 29% over the highest closing per share price for the 52-week trading period prior to the Unaffected Date;

•

the current and prospective business environment in which Oak Street Health operates, including economic, market, regulatory and industry conditions generally, the current regulatory and competitive environment in the healthcare industry, and the likely effect of these factors on Oak Street Health and the execution of Oak Street Health’s plans as a standalone public company, including the risks related to Oak Street Health’s reliance on third party payor relationships to continue to grow its business;

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the fact that the Merger Consideration of $39.00 per share in cash provides certainty, immediate value and liquidity to Oak Street Health stockholders, eliminating the risks and uncertainties inherent in Oak Street Health continuing as a standalone company, taking into account Oak Street Health’s business, operations, prospects, strategic, short and long-term operating plans, assets and properties, liabilities and financial condition;

•	the risks inherent in operating Oak Street Health’s business in a heavily regulated and competitive industry that is closely scrutinized by federal, state and local authorities;

•	the potential regulatory scrutiny of Oak Street Health’s payor relationships and other strategic partnerships that could adversely impact Oak Street Health’s business and operations;

•	changes in the health insurance industry generally;

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the belief that the Merger Consideration of $39.00 per share in cash was more favorable to Oak Street Health stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to Oak Street Health, based upon the Oak Street Health Board’s extensive knowledge of Oak Street Health’s business, assets, financial condition and results of operations, the challenges facing primary care providers in the current macro-economic and regulatory environment, Oak Street Health’s historical and projected financial performance, and market dynamics, and the belief that the Merger represented an attractive and comparatively certain value for Oak Street Health stockholders relative to the risk-adjusted prospects for Oak Street Health on a standalone basis and eliminating long-term business and execution risk;

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the belief that the potential values, benefits, risks and uncertainties facing Oak Street Health stockholders associated with possible strategic alternatives to the Merger (including possible alternative business combinations and scenarios involving the possibility of remaining a standalone publicly traded company), and the timing, risks and likelihood of accomplishing such alternatives, taking into account the Oak Street Health Board’s belief that there were likely no other potential strategic purchasers or other parties that would be reasonably likely to engage in a transaction in the near term at a price greater than the price being offered by CVS Health (including based on outreach conducted by Centerview and the absence of any contact from potential acquirors following the release of the articles in Bloomberg on January 9, 2023 and the Wall Street Journal on February 6, 2023 speculating about a potential strategic transaction involving CVS Health, as more fully described under the section of this proxy statement titled “— Background of the Merger”);

•

the process conducted by Oak Street Health, with the assistance of its advisors, to review other potential strategic alternatives and, in connection therewith, the engagement with numerous counterparties regarding their interest in a potential acquisition of Oak Street Health, of which only one submitted a proposal to acquire Oak Street Health that was not at a price comparable to the price being offered by CVS Health;

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the potential risk of losing the favorable opportunity with CVS Health in the event Oak Street Health continued to pursue a higher price or in the event Oak Street Health sought to pursue discussions with other third parties who may be interested in pursuing a strategic transaction with Oak Street Health prior to entry into the Merger Agreement and the potential negative effect that such a process might have on Oak Street Health’s business;

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the belief that, after negotiations with CVS Health and its representatives (as described in more detail under the section titled “— Background of the Merger”), $39.00 per share was the highest price that CVS Health was willing to pay as of the date of execution of the Merger Agreement and that the terms of the Merger Agreement include the most favorable terms to Oak Street Health, in the aggregate, to which CVS Health would be willing to agree;

•

the belief that, if Oak Street Health did not enter into the Merger Agreement with CVS Health, there could be a considerable period of time before the trading price per share of Oak Street Health’s common stock would reach and sustain the per share price of $39.00, as adjusted for present value (even assuming full realization of the Projections);

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the opinion of Centerview rendered to the Oak Street Health Board on February 7, 2023, which was subsequently confirmed by delivery of a written opinion dated February 7, 2023, that, as of such date, and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Merger Consideration to be paid to the holders of shares of Oak Street Health common stock (other than Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described under the section of this proxy statement titled “— Opinion of Centerview Partners LLC”, which full text of the written opinion of Centerview is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

•	the fact that the Merger Agreement provides Oak Street Health with sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Merger;

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the high degree of certainty that the Merger would close in a timely manner in light of the conditions to closing the Merger, which the Oak Street Health Board believes are reasonable, customary and limited in number and scope, and the other terms set forth in the Merger Agreement, and the requirement that, subject to the limits contained in the Merger Agreement, the parties use their respective reasonable best efforts to consummate the transactions contemplated by the Merger Agreement, including to obtain all necessary governmental approvals as promptly as reasonably practicable;

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the commitment made by CVS Health to take all action necessary to avoid or eliminate any impediment to the consummation of the Merger and obtain all clearances under antitrust laws up to specified thresholds and limitations set forth in the Merger Agreement, including a commitment to defend through litigation any action by any person before a governmental authority and exhausting all avenues of appeal of any adverse decision or order restraining, preventing or delaying the consummation of the Merger prior to the outside date (as extended), as more further described in the section of this proxy statement titled “The Merger — Reasonable Best Efforts; Antitrust Filings”;

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the ability of the Oak Street Health Board to furnish information to, and conduct negotiations with, third parties in certain circumstances, and to terminate the Merger Agreement to accept a superior proposal upon payment of a termination fee of $300 million by Oak Street Health (which the Oak Street Health Board believed was reasonable under the circumstances);

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the fact that, in the event the Merger Agreement is terminated prior to the consummation of the Merger in certain circumstances relating to the failure of regulatory clearance to be obtained, CVS Health will be required to pay Oak Street Health a termination fee of $500 million (which the Oak Street Health Board believed was reasonable under the circumstances);

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the initial outside date of February 7, 2024 (subject to automatic extension under certain circumstances up to December 23, 2024), allowing for time that the Oak Street Health Board believed to be sufficient to complete the Merger;

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the availability of statutory appraisal rights to Oak Street Health stockholders who do not vote in favor of the adoption of the Merger Agreement and otherwise comply with all required procedures under the DGCL;

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the fact that, taken as a whole, the comprehensive terms of the Merger Agreement, including the respective representations, warranties, covenants and termination rights and fees of the parties, as finally negotiated are reasonable and customary;

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the fact that the Merger Agreement was approved unanimously by the Oak Street Health Board, which is comprised of a majority of independent directors who are not employees of Oak Street Health or any of its subsidiaries, and which received advice from the Oak Street Health’s outside financial and legal advisors in evaluating, negotiating and recommending the terms of the Merger Agreement;

•	the fact that the consideration and negotiation of the Merger Agreement was conducted through extensive arm’s-length negotiations;

•	the fact that the consummation of the Merger is subject to the approval of Oak Street Health’s stockholders, who will have the opportunity to adopt or reject the Merger Agreement;

•	the fact that the adoption of the Merger Agreement is not subject to the approval of CVS Health’s stockholders;

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the fact that certain affiliates of General Atlantic and Newlight and certain members of the Oak Street Health Board, who collectively held approximately 45.80% of the total outstanding shares of Oak Street Health common stock, agreed to enter into voting and support agreements to vote their shares in favor of the Merger;

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the fact that the Merger is not subject to a financing condition, and that CVS Health represented to Oak Street Health in the Merger Agreement that CVS Health will have cash and other available funds sufficient to consummate the Merger and satisfy all of its obligations under the Merger Agreement;

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the fact that, in the Oak Street Health Board’s judgment, the Merger is likely to generate significant synergy value for CVS Health, which the Oak Street Health Board believed contributed to CVS Health’s willingness and ability to offer $39.00 per share, and the Oak Street Health Board’s belief that a transaction with another strategic acquiror might not generate comparable synergy value;

•	Oak Street Health’s rights to specific performance under the terms of the Merger Agreement; and

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the likelihood that the Merger would be consummated, in light of the business reputation and financial capabilities of CVS Health and its affiliates, including CVS Health’s prior track record of completing large and complex acquisitions.

In the course of its deliberations, the Oak Street Health Board also considered, among other things, the following negative factors:

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the fact that Oak Street Health stockholders will not participate in any future earnings or growth potential or benefit from any future increase in the value of Oak Street Health following completion of the Merger, particularly in light of Oak Street Health’s strong and improving financial performance;

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the fact that the potential outside date is as late as December 23, 2024 (if extended) and Oak Street Health stockholders could be asked to vote on the proposal to adopt the Merger Agreement well in advance of the completion of the Merger;

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the possibility that all conditions to the Merger will not be timely satisfied or waived and that the Merger will not be consummated, and the potential negative effects on Oak Street Health’s business, operations, financial results and stock price;

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the potential negative effects of the public announcement and pendency of the Merger on Oak Street Health’s operating results, business model transition, its ability to retain key management and other personnel, and its relationships with employees, customers, payors, suppliers and partners;

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the restrictions on the conduct of Oak Street Health’s business prior to the completion of the Merger, requiring Oak Street Health to conduct its business in the ordinary course and preventing Oak Street Health from taking certain specified actions, subject to specific limitations, all of which may delay or prevent Oak Street Health from undertaking business opportunities pending completion of the Merger;

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the significant costs involved in connection with entering into the Merger Agreement and completing the Merger (many of which are payable whether or not the Merger is consummated) and the substantial time and effort of Oak Street Health management and employees required to complete the Merger and potential diversion of their attention away from the day-to-day operations of Oak Street Health’s business as a result thereof, each of which may disrupt Oak Street Health’s business operations and have a negative effect on its financial results;

•	the conditions to the obligations of CVS Health to complete the Merger and the right of CVS Health to terminate the Merger Agreement under certain circumstances;

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the fact that the Merger Agreement precludes Oak Street Health from actively soliciting alternative acquisition proposals, and the possibility that Oak Street Health may be obligated to pay CVS Health a termination fee of $300 million in the event that Oak Street Health terminates the Merger Agreement under certain circumstances;

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the fact that, in the event the Merger Agreement is terminated prior to the consummation of the Merger in certain circumstances relating to the failure of antitrust clearance to be obtained, CVS Health will be required to pay Oak Street Health a termination fee of $500 million, which may not be sufficient to compensate Oak Street Health for losses suffered as a result of the termination of the Merger Agreement under such circumstances;

•	the risk that Oak Street Health’s stockholders may not approve the Merger;

•	the fact that completion of the Merger requires regulatory clearance, which could subject the Merger to delays and the risk that the required regulatory clearance may not be obtained at all;

•	the risk of litigation arising from stockholders in respect of the Merger Agreement or transactions contemplated by the Merger Agreement;

•	the fact that the consideration consists of cash and will therefore be taxable to Oak Street Health stockholders who are subject to taxation for U.S. federal income tax purposes;

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the interests that certain Oak Street Health directors and executive officers may have with respect to the Merger, in addition to their interests as Oak Street Health stockholders generally, as described in the section of this proxy statement titled “— Interests of Oak Street Health’s Directors and Executive Officers in the Merger”; and

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other risks and uncertainties of the nature identified in the section of this proxy statement captioned “Forward-Looking Statements” and in Oak Street Health’s filings with the SEC, including the risks set forth in “Item 1A. Risk Factors” in Oak Street Health’s Annual Report on Form 10-K for the year ended December 31, 2022. For more information, see the section of this proxy statement captioned “Where You Can Find More Information.”

After taking into account all of the factors set forth above, as well as others, the Oak Street Health Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger Agreement and the transactions contemplated thereby were outweighed by the positive factors and potential benefits associated with the Merger Agreement and the transactions contemplated thereby that supported its determination and recommendation. Accordingly, the Oak Street Health Board unanimously determined that it was fair to, and in the best interests of Oak Street Health and its stockholders, and declared it was advisable, to enter into the Merger Agreement.

The preceding discussion of the information and factors considered by the Oak Street Health Board is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with their evaluation of the Merger and the complexity of these matters, the Oak Street Health Board did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching their respective determinations. In considering the factors described above and any other factors, individual members of the Oak Street Health Board may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the Oak Street Health Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Oak Street Health Board, but rather the Oak Street Health Board conducted an overall review of the factors described above, including discussions with Oak Street Health’s senior management and legal and financial advisors.

The foregoing discussion of the reasoning of the Oak Street Health Board and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Statements.”

Opinion of Centerview Partners LLC

On February 7, 2023, Centerview rendered to the Oak Street Health Board its oral opinion, subsequently confirmed in a written opinion dated February 7, 2023, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth in Centerview’s written opinion, the Merger Consideration to be paid to holders of shares of Oak Street Health common stock (other than Excluded Shares (as defined in the section of this proxy statement titled “Opinion of Centerview Partners LLC”) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated February 7, 2023, which describes the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex B. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Oak Street Health Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of shares of Oak Street Health common stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions and does not constitute a recommendation to any stockholder of Oak Street Health or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:

•	a draft of the Merger Agreement dated February 7, 2023, referred to in this summary of Centerview’s opinion as the “Draft Merger Agreement”;

•	Annual Reports on Form 10-K of Oak Street Health for the years ended December 31, 2021 and December 31, 2020;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain publicly available research analyst reports for the Company;

•	certain other communications from Oak Street Health to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to Centerview by the Company for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts,” and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data.”

Centerview also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transactions with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Company’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Company’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the Company’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Company’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the Company’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at Oak Street Health’s direction, that the Transactions will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transactions, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the shares of Oak Street Health common stock (other than Excluded Shares) of the Merger Consideration to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Transactions, including, without limitation, the structure or form of the Transactions, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Oak Street Health or any party, or class of such persons in connection with the Transactions, whether relative to the Merger Consideration to be paid to the holders of the shares of Oak Street Health common stock (other than Excluded Shares) pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of Oak Street Health or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transactions or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Oak Street Health Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the Oak Street Health Board in connection with Centerview’s opinion, dated February 7, 2023. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Transactions. None of Oak Street Health, CVS Health or Centerview

or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 6, 2023 and is not necessarily indicative of current market conditions.

Selected Public Company Analysis

Centerview reviewed and compared certain financial information, ratios and multiples for the Company to corresponding financial information, ratios and multiples for certain publicly traded companies that Centerview deemed comparable, based on its experience and professional judgment, to the Company (which selected publicly traded companies are referred to in this summary of Centerview’s opinion as the “selected Company comparison companies”). The selected Company comparison companies consisted of:

•	Agilon Health, Inc. (NYSE: AGL)

•	Apollo Medical Holdings, Inc. (NASDAQ: AMEH)

•	Cano Health, Inc. (NYSE: CANO)

•	CareMax, Inc. (NASDAQ: CMAX)

•	Privia Health Group, Inc. (NASDAQ: PRVA)

Although none of the selected Company comparison companies used in this analysis is directly comparable to Oak Street Health, these companies were selected, among other reasons, because they are publicly traded companies with certain operational and financial characteristics, which, for purposes of its analyses, Centerview considered to be similar to those of the Company. However, because none of the selected Company comparison companies is exactly the same as the Company, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operational characteristics and prospects of the Company and the selected Company comparison companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.

Using publicly available information obtained from SEC filings, Wall Street research analyst consensus estimates and other data sources as of February 6, 2023, Centerview calculated, for each of the selected Company comparison companies the following figures, ratios and multiples, (i) enterprise value (calculated as the market value of common equity determined using the treasury stock method and taking into account outstanding in-the-money options, other equity awards and other convertible securities, as applicable, plus debt and less cash, after giving effect to certain adjustments for minority interest and contingent consideration), and (ii) enterprise value as a multiple of projected revenue for the calendar year ended 2023. These analyses resulted in a mean and median multiple of enterprise value to projected revenue for calendar year 2023 of 1.1x and 0.9x, respectively, in each case, for such selected the Company comparison companies.

The resulting data were as follows:

Enterprise Value/ 2023E Revenue
Agilon Health, Inc.	2.1x
Apollo Medical Holdings, Inc.	0.9x
Cano Health, Inc.	0.5x
CareMax, Inc.	0.8x
Privia Health Group, Inc.	1.1x
Mean	1.1x
Median	0.9x

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of enterprise value to projected revenue multiples for the calendar year 2023 of 1.8x to 2.2x. In selecting this reference range, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operational characteristics of the Company and the selected Company comparison companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related, among other things, to the differing sizes, growth prospects, and commercial profiles and degree of operational risk between the Company and such comparable companies. Centerview applied the revenue multiple reference range to the Company’s projected revenue for the calendar year 2023 of $3,289 million, as set forth in the Internal Data, to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by the number of fully-diluted shares of Oak Street Health common stock (determined using the treasury stock method and taking into account outstanding in-the-money options and restricted stock units (including performance-based restricted stock units)) as of February 3, 2023 as set forth in the Internal Data, resulting in an implied per share equity value range for the shares of Oak Street Health common stock of approximately $21.50 to $26.50 (rounded to the nearest $0.10). Centerview then compared this range to the $39.00 per share in cash, without interest, proposed to be paid to the holders of the shares of Oak Street Health common stock (other than the Excluded Shares) pursuant to the Merger Agreement.

Selected Transaction Analysis

Centerview reviewed and analyzed certain information relating to the selected transactions (as described below) that Centerview, based on its experience and professional judgment (which are referred to as the “selected transactions” in this summary of Centerview’s opinion), deemed relevant to consider in relation to the Company and the Merger.

The resulting data were as follows:

Date Announced	Acquiror	Target	EV/LTM Revenue Multiple
November 2022	Walgreens Boots Alliance, Inc.	Summit Health-CityMD	3.1x
July 2022	Amazon.com, Inc.	1Life Healthcare Inc.	4.1x
February 2022	Kinderhook Industries, LLC	Better Health Group (f.k.a. Physician Partners)	3.1x
October 2021	Walgreens Boots Alliance, Inc	Village Practice Management Company, LLC	9.9x
July 2021	Cano Health, Inc.	Doctors Medical Center of Modesto, Inc.	1.5x
June 2021	Cano Health, Inc.	University Health Care	1.7x
June 2021	1Life Healthcare Inc.	Iora Health, Inc.	9.5x
December 2017	Optum, Inc.	DaVita Inc.	0.8x
May 2012	DaVita Inc.	Health Care Partners Medical Group, P.C.	1.3x
Mean			3.9x
Median			3.1x

Although none of the selected transactions is directly comparable to the Merger, the selected transactions listed below were selected, among other reasons, based on Centerview’s experience and professional judgment, because the selected transactions have certain characteristics that, for the purposes of this analysis, may be considered similar to certain characteristics of the Merger. The reasons for and the circumstances surrounding each of the selected transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the target companies included in the selected transactions analysis. This analysis involved complex considerations and qualitative judgments concerning differences in business, operational, and/or financial characteristics and other factors that could affect the public trading, acquisition or other values of the selected target companies and the Company. However, because none of the selected transactions used in this analysis is identical or directly comparable to the Merger, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business or financial characteristics of the Company and each target company in the selected transactions as well as the Merger and the selected transactions that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.

Using publicly available information obtained from SEC filings and other data sources as of the time of the announcement of the selected transactions, Centerview calculated, for each selected transaction, among other things, the enterprise value implied by the transaction for the applicable target company based on the consideration payable in the applicable selected transaction (calculated as the offer value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities), plus the book value of debt and certain liabilities less cash and cash equivalents and excluding any contingent consideration), as a multiple of the target company’s revenue for the last 12-month period as of the time of the transaction announcement (which is referred to as “LTM”) (such multiple is referred to, with respect to the selected transaction, as the “EV/LTM Revenue Multiple”), for which financial information had been made public at the time of the announcement of such transactions, except as otherwise noted.

Based on its analysis of the relevant metrics for each of the target companies in the selected transactions and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV/LTM Revenue Multiples of 3.0x to 5.0x. In selecting this reference range, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operational characteristics and prospects of Oak Street Health and the target companies included in the selected transactions and other factors that could affect the public trading, acquisition or other values of such companies or the Company.

Centerview applied this reference range to the Company’s estimated 2022 revenue of $2,165 million as set forth in the Internal Data, to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by the number of fully-diluted outstanding shares of Oak Street Health common stock (determined using the treasury stock method and taking into account outstanding in-the-money options and restricted stock units (including performance-based restricted stock units)) as of February 3, 2023 as set forth in the Internal Data, an implied per share equity value range for the shares of Oak Street Health common stock of $23.70 to $40.00 (rounded to the nearest $0.10). Centerview then compared this range to the $39.00 per share in cash, without interest, proposed to be paid to the holders of the shares of Oak Street Health common stock (other than the Excluded Shares) pursuant to the Merger Agreement.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of the Company based on the Forecasts, as set forth in the Internal Data as further described below under the section entitled “The Merger — Certain Financial Projections” beginning on page 25 of this proxy statement and the calculations of after-tax unlevered free cash flows based thereon. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated implied enterprise values for Oak Street Health by discounting to present value as of December 31, 2022 using discount rates ranging from 11.25% to 13.50% (reflecting Centerview’s analysis of the Oak Street Health’s weighted average cost of capital), the forecasted unlevered free cash flows of the Company based on Forecasts during the period beginning the first quarter of 2023, and ending in December 2028 and extrapolation beginning the first quarter of 2029, and ending in December 2037, and forecasted use of federal and state net operating loss (“NOL”) carryforwards through 2032. The implied terminal value of Oak Street Health at the end of the forecast period was estimated by using perpetuity growth rates ranging from 2.5% to 3.5%. For purposes of this analysis, stock-based compensation was treated as a cash expense. Centerview then subtracted from the range of implied enterprise values Oak Street Health’s estimated net debt (calculated as debt less cash and investments) as of December 31, 2022 as set forth in the Internal Data, to derive a range of implied equity values for Oak Street Health.

Centerview then divided this range of implied equity values by the number of fully-diluted outstanding shares of Oak Street Health common stock (determined using the treasury stock method and taking into account outstanding in-the-money options and restricted stock units (including performance-based restricted stock units)) as set forth in the Internal Data (calculated as of February 3, 2023) to derive a range of implied values of Oak Street Health common stock of $29.50 to $48.30 (rounded to the nearest $0.10) per share, inclusive of the NOLs. Centerview then compared this range to the $39.00 per share in cash, without interest, proposed to be paid to the holders of the shares of Oak Street Health common stock (other than the Excluded Shares) pursuant to the Merger Agreement.

Other Factors

Centerview noted for the Oak Street Health Board certain additional factors solely for informational purposes, including, among other things, the following:

•

Illustrative Discounted Future Share Price Analysis: Centerview calculated and compared an illustrative implied present value of the future prices of the shares of Oak Street Health common stock based on the Internal Data. This analysis was designed to provide an indication of the present value of a theoretical future price of the Company’s equity calculated as a multiple of forward revenue. Centerview applied one-year forward revenue multiples of 1.8x, 2.0x, and 2.2x to the Company’s estimated 2024 to 2028 revenue, projected net debt based on the Internal Data to calculate the Company’s equity value, and discounted the derived equity value using a cost of equity equal to 13.5% on a present value basis to December 31, 2022. Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a one-year forward revenue multiple of 2.0x as a reference range, which implied a per share price range of $33.70 to $45.20 (rounded to the nearest $0.10). Centerview compared this range to the $39.00 per share in cash, without interest, proposed to be paid to the holders of shares of Oak Street Health common stock (other than the Excluded Shares) pursuant to the Merger Agreement.

•

Analyst Price Target Range Analysis: Centerview reviewed stock price targets for the shares of Oak Street Health common stock in publicly available Wall Street research analyst reports as of January 9, 2023 (the last trading day prior to the date on which the trading price of the shares was perceived by Centerview to be affected by a potential transaction) which indicated low and high stock price targets for the Company ranging from $22.00 to $43.00 (rounded to the nearest $0.10), and a mean of $30.62, per share.

•

Historical Stock Price Trading Analysis: Centerview reviewed historical closing trading prices of shares of Oak Street Health common stock during the LTM period ending on January 9, 2023 (the last trading day prior to the date on which the trading price of the shares was perceived by Centerview to be affected by a potential transaction), which reflected low and high stock prices for shares during such period of $14.10 to $30.30 (rounded to the nearest $0.10) per share;

•

Premiums Paid Analysis: Centerview performed an analysis of premiums paid or payable in certain change of control transactions involving publicly traded target companies occurring since 2017 and valued over $5 billion, for which premium data was available and which Centerview deemed relevant in its professional judgment and experience in order to compare the premium paid over Oak Street Health’s present and historical share prices to that paid in such past transactions. For each such transaction, Centerview calculated the premiums in this analysis by comparing the per share acquisition price in each transaction, in each case in reference to certain values as of the last trading date prior to the date on which the trading price of the target’s common stock was perceived to be affected by a potential transaction (the “Reference Date”) including the: (i) closing stock price of the target company’s common stock as of the Reference Date, (ii) 30 day volume weighted average price prior to the Reference Date, (iii) 90 day volume weighted average price prior to the Reference Date, and (iv) 52-week high prior to the Reference Date. Based on the foregoing analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview applied to the Company’s closing stock price on January 9, 2023 (the last trading date prior to the date on which the trading price of Oak Street Health common stock was perceived to be affected by a potential transaction) of $22.57 a reference range of, respectively for each of the aforementioned premium ranges in clauses (i)-(iv) above, (i) 30% to 40%, (ii) 35% to 45%, (iii) 35% to 45%, and (iv) 10% to 25%, which resulted in implied price ranges of (i) $29.30 to $31.60, (ii) $28.90 to $31.10, (iii) $30.40 to $32.70, and (iv) $33.30 to $37.90 (each rounded to the nearest $0.10), respectively, per share of Oak Street Health common stock.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Oak Street Health Board in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Oak Street Health Board or management of the Company with respect to the Merger Consideration or as to whether the Oak Street Health Board would have been willing to determine that a different consideration was fair. The consideration for the transaction was determined through arm’s-length negotiations between Oak Street Health and CVS Pharmacy and was approved by the Oak Street Health Board. Centerview provided advice to the Company during these negotiations. Centerview did not, however, recommend any specific amount of consideration to Oak Street Health or the Oak Street Health Board or that any specific amount of consideration constituted the only appropriate consideration for the transaction.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for Centerview’s current engagement in respect of the Transactions, Centerview was not engaged to provide financial advisory or other services to the Company, and Centerview did not receive any compensation from the Company during such period. Centerview is currently engaged to provide financial advisory services unrelated to the Company to a portfolio company of General Atlantic (affiliates of which own approximately 25% of the shares of Oak Street Health common stock), and Centerview may receive compensation from such company in the future. In 2022, Centerview’s restructuring team was engaged to provide financial advisory services unrelated to the Company to a portfolio company of General Atlantic in connection with certain restructuring-related matters, and Centerview received compensation from such company. In 2021, Centerview was engaged to provide financial advisory services to Landmark Health, LLC (“Landmark Health”) in connection with its sale to UnitedHealth Group, at which time General Atlantic was the majority owner of Landmark Health, and Centerview received compensation from Landmark Health for such services. In the two years prior to the date of its written opinion, Centerview received aggregate fees of between $45,000,000 and $55,000,000 in connection with the foregoing matters. In the two years prior to the date of its written opinion, Centerview was not engaged to provide financial advisory or other services to CVS Health, and Centerview did not receive any compensation from CVS Health during such period. Centerview may provide financial advisory and other services to or with respect to the Company, CVS Health, General Atlantic or their respective affiliates, including portfolio companies of General Atlantic, in the future, for which Centerview may receive compensation. Certain (i) of Centerview and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, CVS Health, General Atlantic or any of their respective affiliates, including portfolio companies of General Atlantic, or any other party that may be involved in the Transactions.

The Oak Street Health Board selected Centerview as its financial advisor in connection with the Transactions based on Centerview’s qualifications, expertise and reputation and its knowledge of Oak Street

Health’s business and affairs and the industries in which it operates. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.

In connection with Centerview’s services as the financial advisor to the Oak Street Health Board, the Company has agreed to pay Centerview an aggregate fee of approximately $79.3 million, $5 million of which was payable upon the rendering of Centerview’s opinion and approximately $74.3 million of which is payable contingent upon consummation of the Transactions. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

Certain Financial Projections

In our press releases announcing quarterly and annual results, Oak Street Health has historically prepared and provided certain public guidance as to its projected financial and operational results for its then-current fiscal quarter and fiscal year. Oak Street Health does not otherwise, as a matter of course, make long-term projections as to future performance available to the public (other than in certain limited circumstances), given, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized.

However, in connection with the evaluation of potential strategic alternatives, as described further in the section of this proxy statement titled “The Merger — Background of the Merger”, Oak Street Health’s management team prepared certain unaudited prospective financial information for Oak Street Health for the remainder of fiscal year 2022 and fiscal years 2023 through 2028 (the “Projections”). The Company’s senior management also prepared extrapolations of the Projections for fiscal years 2029 through 2037 and certain analyses related to the expected utilization of federal and state NOL carryforwards through 2032, which were provided to Centerview for purposes of its financial analyses summarized in the section above titled “— Opinion of Centerview.”

The Projections were not prepared with a view toward public disclosure, and accordingly, do not necessarily comply with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or generally accepted accounting principles (“GAAP”). The Company’s independent registered public accounting firm has not compiled, examined, audited or performed any procedures with respect to the Projections, and has not expressed any opinion or any other form of assurance regarding this information or its achievability.

The Projections summarized below are included solely to provide Oak Street Health stockholders access to financial projections that were made available to the Oak Street Health Board, the Transaction Committee, Centerview and CVS Health in connection with the proposed Merger, and are not included in this proxy statement to influence an Oak Street Health stockholder’s decision as to whether to vote to adopt the Merger Agreement or for any other purpose.

None of the Company, the Oak Street Health Board, Centerview, CVS Health or any of their respective affiliates, advisors or other representatives makes any representation to any stockholder regarding the validity, reasonableness, accuracy or completeness of the Projections or the ultimate performance of the Company relative to the Projections. The inclusion of the summary of the Projections in this proxy statement does not constitute an admission or representation of the Company, the Oak Street Health Board, Centerview, CVS Health or any of their respective affiliates, advisors or other representatives that the Projections or the information contained therein are material. The inclusion of the summary of the Projections in this proxy statement should not be regarded as an indication that Oak Street Health or anyone who receives the Projections then considered, or now considers, the Projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. In the view of Oak Street Health’s management, the Projections were prepared on a reasonable basis, reflected the best estimates and judgments available to Oak Street Health’s management at the time and presented, to the best of Oak Street Health’s management’s knowledge and belief, the expected course of action and Oak Street Health’s expected future financial performance as of the date such information was prepared.

The Projections summarized below, while presented with numerical specificity, were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond Oak Street Health’s control. In addition, the Projections reflect assumptions that are subject to change and are susceptible to multiple interpretations based on actual results, revised prospects for Oak Street Health’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Projections were prepared. Accordingly, actual results will differ, and may differ materially, from those contained in the Projections, and therefore, the Projections cannot be considered a guarantee of future operating results and should not be relied upon as such.

The Projections reflect the assumption that the Company will open 35 new primary care centers per year for fiscal years 2023 and 2024, and 40 new primary care centers per year for fiscal years 2022 and 2025 through 2028. The Projections also reflect other assumptions that are subject to change, including, but not limited to, assumptions regarding: primary care center membership mix; market share; market size and conditions; revenue; medical costs; operating expenses; capital expenditures; and net working capital. The Projections cover multiple years, and thus, by their nature, they become subject to greater uncertainty with each successive year.

The Projections assume organic company growth without business expansions from mergers and acquisitions or alternative business models. In addition, the Projections do not take into account any circumstances, transactions or events occurring after the date on which the Projections were prepared and do not give effect to any changes or expenses incurred after the date on which they were made, including as a result of the Merger or any effects of the Merger (including any failure of the Merger to be completed).

Except as required by applicable securities laws, Oak Street Health does not intend to update or otherwise revise the Projections to reflect circumstances existing after the date on which the Projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error. There can be no assurance that the financial results in the Projections will be realized, or that future actual financial results will not materially vary from those estimated in the Projections. In light of the foregoing, and the uncertainties inherent in the Projections, stockholders are cautioned not to place undue, if any, reliance on the Projections. The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Oak Street Health in its public filings with the SEC.

Important factors that may affect actual results and the achievability of the Projections include, but are not limited to: regulatory actions at the federal, state and local level, decisions of health network providers, enterprise clients and existing and potential patients, changes in the health insurance industry, general economic conditions, including COVID-19, and disruptions in the financial, debt, capital, credit or securities markets; industry and market dynamics; competition; and those risks and uncertainties described in Oak Street Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. See also the section entitled “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement.

Certain of the measures included in the Projections are financial measures that are not calculated in accordance with GAAP. Such non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with

GAAP. Financial measures provided to a financial advisor are excluded from the SEC’s rules concerning non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not prepared or relied upon by the Oak Street Health Board in connection with its consideration of the Merger Agreement or by Centerview for purposes of its financial analyses. Accordingly, the Company has not provided a reconciliation of any financial measures included in the Projections.

The following table is a summary of the Projections:

	2022E	2023E	2024E	2025E	2026E	2027E	2028E
	($ in millions)
Revenue	$2,165	$3,289	$4,768	$6,377	$8,207	$10,164	$12,256
Platform Contribution(1)	$82	$194	$379	$610	$890	$1,212	$1,541
Adj. EBITDA(2)	($285)	($233)	($123)	$35	$249	$486	$729
Unlevered Free Cash Flow(3)	($378)	($247)	($173)	($35)	$182	$409	$640

(1)

Platform Contribution is a non-GAAP financial measure which represents total revenues less the sum of medical claims expense and cost of care, excluding depreciation and amortization and equity-based compensation.

(2)

Adjusted EBITDA is a non-GAAP financial measure which represents net loss excluding interest expense; net, other income/ expense; income taxes; fair value adjustments related to assets and liabilities recorded in purchase accounting, such as earn-out liabilities and equity-method investments’ activity, including any impairment of such investments; depreciation and amortization; transaction/ offering related costs; one-time in nature litigation costs and stock and equity-based compensation.

(3)

Unlevered Free Cash Flow is a non-GAAP financial measure which represents Adjusted EBITDA less capital expenditures, less changes in net working capital, less certain transaction costs, less the contingent payments due in connection with the acquisition of RubiconMD Holdings, Inc. in 2022.

Certain Effects of the Merger

If the Merger Proposal is approved and the other conditions to the closing of the Merger are either satisfied or waived, Merger Sub will be merged with and into Oak Street Health upon the terms set forth in the Merger Agreement. As the surviving corporation in the Merger, Oak Street Health will continue to exist following the Merger and as a wholly owned subsidiary of CVS Pharmacy.

Following the Merger, all of the Oak Street Health common stock will be beneficially owned by CVS Pharmacy and none of Oak Street Health’s current stockholders will have any direct ownership interest in, or be a stockholder of, Oak Street Health, the surviving corporation or CVS Pharmacy after the consummation of the Merger. As a result, Oak Street Health’s current stockholders will no longer have the potential to benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of Oak Street Health common stock. Following the Merger, CVS Pharmacy will have the potential to benefit from any increase in Oak Street Health’s value and also will bear the risk of any decrease in Oak Street Health’s value.

At the Effective Time, and without any action by any Oak Street Health stockholder, each share of Oak Street Health common stock that is issued and outstanding as of immediately prior to the Effective Time (other than shares of Oak Street Health common stock (i) (A) held by Oak Street Health as treasury stock or (B) owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), in each case, as of immediately prior to the Effective Time, (ii) as to which holders thereof have properly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL or (iii) subject to outstanding RSAs) will be automatically cancelled, extinguished and converted into the right to receive the Merger Consideration. Please see the section of this proxy statement titled “The Merger Agreement — Consideration to be Received in the Merger.”

Pursuant to the Merger Agreement, at the Effective Time:

•

Oak Street Health Vested Options: each outstanding and unexercised Option that is vested or that, as a result of the Merger, would become vested as of the Effective Time (with any performance conditions applicable to such Option determined in accordance with the applicable award agreement as of immediately prior to the Effective Time) and has an exercise price per share less than $39.00, will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the exercise price per share of such Option;

•

Oak Street Health Options with Exercise Price Equal to or Greater than the Merger Consideration: each outstanding and unexercised Option that has an exercise price per share that is equal to or greater than $39.00 (whether vested or unvested) will be automatically cancelled for no consideration;

•

Oak Street Health Unvested Options: each Option that is unvested at the Effective Time and not cancelled pursuant to the provisions described in the preceding paragraphs will automatically be cancelled and converted into a Converted Option Cash Award equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the exercise price per share of such Option, and each Converted Option Cash Award will be subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Option immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Option, except that each Converted Option Cash Award will provide that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” (as such terms are defined in the Merger Agreement) that occurs within the 12-month period following the Effective Time;

•

Oak Street Health RSAs: each RSA that is outstanding as of immediately prior to the Effective Time will automatically be assumed by CVS Pharmacy and converted into an Assumed RSA on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSA immediately prior to the Effective Time, except that each Assumed RSA will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSA as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio, and such Assumed RSA will provide that the unvested portion, if any, of such Assumed RSA will immediately vest and settle upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time;

•

Oak Street Health Vested RSUs (Cash-Out RSUs): each RSU that is outstanding as of immediately prior to the Effective Time that is vested or, as a result of the Merger, would become vested as of the Effective Time (in each case, with any performance conditions applicable to such RSU determined in accordance with the applicable award agreement as of immediately prior to the Effective Time), will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) $39.00 and (ii) the number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time;

•

Oak Street Health RSUs Granted on or After February 7, 2023: each RSU granted on or after February 7, 2023 that is outstanding and unvested as of the Effective Time will automatically be assumed by CVS Pharmacy and converted into an Assumed RSU Award on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSU immediately prior to the Effective Time, except that each Assumed RSU Award will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSU as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio; and

•

Oak Street Health RSUs (other than Cash-Out RSUs and RSUs granted on or after February 7, 2023): each RSU (other than Cash-Out RSUs and RSUs granted on or after February 7, 2023) that is outstanding and unvested as of the Effective Time will automatically be cancelled and converted into the contractual right to receive a payment in an amount of cash (without interest and subject to applicable tax withholdings) equal to the product of (i) $39.00 and (ii) the total number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time, and each Converted RSU Cash Award will be subject to the same terms and conditions (including time-based vesting) as applied to such RSU immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding RSU, except that each Converted RSU Cash Award will provide that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Oak Street Health common stock is currently registered under the Exchange Act and trades on the NYSE under the ticker symbol “OSH”. Following the consummation of the Merger, shares of Oak Street Health common stock will be delisted from the NYSE. In addition, the registration of shares of Oak Street Health common stock under the Exchange Act will be terminated and Oak Street Health will no longer be required to file periodic and other reports with the SEC with respect to its common stock. Termination of the registration of Oak Street Health common stock under the Exchange Act will reduce the information required to be furnished by Oak Street Health to its stockholders and the SEC, and will make provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to Oak Street Health.

Effects on Oak Street Health if the Merger Is Not Completed

If the Merger Proposal is not approved by Oak Street Health stockholders, or if the Merger is not completed for any other reason, Oak Street Health stockholders will not receive any payment for their shares of Oak Street Health common stock in connection with the Merger. Instead, Oak Street Health will remain an independent public company, Oak Street Health common stock will continue to be listed and traded on the NYSE, Oak Street Health common stock will continue to be registered under the Exchange Act, Oak Street Health will continue to file periodic and other reports with the SEC with respect to its common stock and Oak Street Health stockholders will continue to own their shares of Oak Street Health common stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of Oak Street Health common stock.

If the Merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of Oak Street Health common stock, including the risk that the market price of Oak Street Health common stock may decline to the extent that the current market price of Oak Street Health common stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely affected. Under certain specified circumstances, Oak Street Health may be required to pay CVS Pharmacy a termination fee in the amount of $300 million (the “Company Termination Fee”) or CVS Pharmacy may be required to pay Oak Street Health a termination fee in the amount of $500 million (the “CVS Termination Fee”). Please see the section of this proxy statement titled “The Merger Agreement — Termination.”

Interests of Oak Street Health’s Directors and Executive Officers in the Merger

Details of the beneficial ownership of Oak Street Health common stock by Oak Street Health’s non-employee directors and executive officers are set forth in the section of this proxy statement titled “ — Security Ownership of Certain Beneficial Owners and Management.” In addition to their interests in the Merger as stockholders, Oak Street Health’s non-employee directors and executive officers have interests in the Merger that may be different from, or in addition to, the interests of Oak Street Health stockholders generally. In considering the proposals to be voted on at the Special Meeting, you should be aware of these interests. Members of the Oak Street Health Board were aware of and considered these interests in reaching the determination to approve the Merger Agreement and to declare that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement were advisable and in the best interests of Oak Street Health and its stockholders, and in recommending that Oak Street Health stockholders vote for adoption of the Merger Agreement.

Certain Assumptions

Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:

•	the relevant price per share of Oak Street Health common stock is $39.00 (also referred to as the “Merger Consideration”);

•

each non-employee director and executive officer holds the outstanding equity awards that were held by such non-employee director and such executive officer as of March 20, 2023 (the latest practicable date before the filing of this proxy statement);

•

each executive officer’s employment is terminated by Oak Street Health without “cause” or is terminated by the executive officer for “good reason”, in each case, immediately following the effective time of the Merger;

•

each of the executive officers’ performance-based RSUs, if any, that are expected to vest in accordance with their terms in March 2023 will vest and settle in accordance with their terms prior to the actual closing date of the Merger; and

•	the amounts set forth below regarding executive officer compensation are based on compensation levels as of March 20, 2023.

Oak Street Health’s current executive officers are:

•	Mike Pykosz, our Chief Executive Officer, Chairman and Director

•	Geoffrey Price, our Chief Innovation Officer and Director

•	Dr. Griffin Myers, our Chief Medical Officer of Provider Engagement and Director

•	Timothy Cook, our Chief Financial Officer

•	Brian Clem, our President and Chief Operation Officer

•	Robert Guenthner, our Chief Legal Officer

Oak Street Health’s current non-employee directors are:

•	Dr. Regina Benjamin

•	Cheryl Dorsey

•	Julie Klapstein

•	Robbert Vorhoff

•	Srdjan Vukovic

•	Dr. Mohit Kaushal

•	Kim Keck

•	Paul Kusserow

Treatment of Equity-Based Awards and the Oak Street Health ESPP

For additional information regarding beneficial ownership of Oak Street Health common stock by each of Oak Street Health’s non-employee directors and executive officers and beneficial ownership of Oak Street Health common stock by all non-employee directors and executive officers as a group, please see the section of this proxy statement titled “Security Ownership of Certain Beneficial Owners and Management.” Each of Oak Street Health’s non-employee directors and executive officers will be entitled to receive, for each share of Oak Street Health common stock he or she holds as of immediately prior to the effective time of the Merger, the same Merger Consideration in cash in the same manner as other Oak Street Health stockholders.

Certain of Oak Street Health’s non-employee directors hold time-based RSUs and time-based Options. The executive officers of Oak Street Health hold time-based RSUs, performance-based RSUs, RSAs, time-based Options and performance-based Options that will be afforded the treatment described below.

Under our equity incentive programs, we have granted Options and RSAs and we continue to grant RSUs to our employees and executive officers, to incentivize and reward them for our long-term corporate performance based on the value of Oak Street Health common stock. Certain of our non-employee directors are granted time-based RSUs under our equity incentive programs in accordance with the terms of our non-employee director compensation policy (the “Non-Employee Director Compensation Policy”). We have granted Options (including Options held by our non-employee directors), RSUs (including RSUs held by our non-employee directors), and RSAs pursuant to the Oak Street Health, Inc. Omnibus Incentive Plan (the “Omnibus Plan”). In addition, Oak Street Health maintains the Oak Street Health, Inc. 2020 Employee Stock Purchase Plan (the “Oak Street Health ESPP”).

At the Effective Time, all Oak Street Health equity awards, including awards held by our non-employee directors and executive officers, that are outstanding immediately prior to the Effective Time will generally be subject to the following treatment:

Options

The Merger Agreement provides that at the Effective Time, each outstanding and unexercised Option that is vested or that, pursuant to its terms as in effect as of February 7, 2023, would become vested as of the Effective Time (with any performance conditions applicable to such Option determined in accordance with the applicable award agreement relating thereto as of immediately prior to the Effective Time) and each Option held by a non-employee director, in each case, that has an exercise price less than $39.00, will, at the Effective Time be automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the per share exercise price of such Option (the “Option Cash Consideration”).

Each Option with an exercise price per share equal to or greater than $39.00 will be cancelled automatically at the Effective Time for no consideration.

Each Option that is unvested at the Effective Time and not cancelled pursuant to the provisions described in the preceding paragraphs will, at the Effective Time, automatically be cancelled and converted into a Converted Option Cash Award equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the exercise price per share of such Option, and each Converted Option Cash Award will be subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Option immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Option, except that each Converted Option Cash Award will provide that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

RSAs

The Merger Agreement provides that at the Effective Time, each RSA that is outstanding as of immediately prior to the Effective Time will automatically be assumed by CVS Pharmacy and converted into an Assumed RSA on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSA immediately prior to the Effective Time, except that each Assumed RSA will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSA as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio, with the result rounded down to the nearest whole number of shares of CVS Health common stock, and such Assumed RSA will provide that the unvested portion, if any, of such Assumed RSA will immediately vest and settle upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

RSUs

The Merger Agreement provides that at the Effective Time, each RSU that is outstanding as of immediately prior to the Effective Time that is vested or, as a result of the Merger, would become vested as of the Effective Time (in each case, with any performance conditions applicable to such RSU determined in accordance with the applicable award agreement as of immediately prior to the Effective Time) and each RSU held by a non-employee director, will automatically be cancelled and converted into a Cash-Out RSU equal to the product of (i) $39.00 and (ii) the number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time.

The Merger Agreement provides that at the Effective Time, each RSU granted on or after February 7, 2023 that is outstanding and unvested as of the Effective Time will automatically be assumed by CVS Pharmacy and converted into an Assumed RSU Award on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSU immediately prior to the Effective Time, except that each Assumed RSU Award will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSU as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio.

The Merger Agreement provides that at the Effective Time, each RSU (other than Cash-Out RSUs and RSUs granted on or after February 7, 2023) that is outstanding and unvested as of the Effective Time will automatically be cancelled and converted into a Converted RSU Cash Award equal to the product of (i) $39.00 and (ii) the total number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time, and each Converted RSU Cash Award will be subject to the same terms and conditions (including time-based vesting) as applied to such RSU immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding RSU, except that each Converted RSU Cash Award will provide that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Double-Trigger Equity Award Treatment

The Merger Agreement provides that all Converted Option Cash Awards, Converted RSU Cash Awards and Assumed RSAs, will be immediately earned and payable if the executive officer incurs a termination without “cause” or resigns for “good reason” (a “Qualifying Termination”) within the 12-month period following the Effective Time.

Oak Street Health ESPP

Pursuant to the Merger Agreement, Oak Street Health will take all actions necessary pursuant to the terms of the Oak Street Health ESPP to ensure that (i) the commencement of any future offering period under the Oak Street Health ESPP will be suspended following February 7, 2023 unless and until the Merger Agreement is terminated, (ii) there will be no increase in the amount of participants’ payroll deduction elections under the Oak Street Health ESPP during the current offering period from those in effect as of February 7, 2023, (iii) except to the extent required by applicable law, no individual participating in the Oak Street Health ESPP will be permitted to make separate non-payroll contributions to the Oak Street Health ESPP, (iv) no individuals will commence participation in the Oak Street Health ESPP during the period from February 7, 2023 through the Effective Time, (v) each purchase right issued pursuant to the Oak Street Health ESPP will be fully exercised on the earlier of (x) the scheduled purchase date for such offering period and (y) the date that is no later than five business days prior to the Effective Time (with any participant payroll deductions not applied to the purchase of shares of Oak Street Health common stock returned to the participant), and (vi) the Oak Street Health ESPP is terminated effective immediately prior to the Effective Time.

Quantification of Potential Payments for Equity Awards

The table below sets forth (i) the number of Options, RSAs and RSUs, as applicable, as of March 20, 2023, the assumed date of the consummation of the Merger solely for the purposes of this disclosure, and held by each executive officer of Oak Street Health and each non-employee member of the Oak Street Health Board, and (ii) the estimated value of those awards (on a pre-tax basis). These values have been calculated assuming the price of a share of Oak Street Health common stock is $39.00, which represents the per share price of the Merger Consideration. The actual value realized with respect to any Options, RSAs or RSUs cannot be determined with any certainty until the awards are settled. For purposes of this table, we have assumed that the employment of all executive officers will terminate immediately following the Merger (based on an assumed closing date of March 20, 2023).

	Shares Subject to Options (#)(1)	Estimated Value of Options ($)	Unvested RSAs (#)(2)	Estimated Value of Unvested RSAs ($)	Shares Subject to Unvested RSUs (#)(3)	Estimated Value of Unvested RSUs ($)	Total Estimated Value ($)
Oak Street Health Executive Officer
Mike Pykosz	6,700,367	128,931,410	1,522,344	59,371,416	—	—	188,302,826
Geoffrey Price	2,504,610	46,536,917	773,644	30,172,116	55,867	2,178,813	78,887,846
Dr. Griffin Myers	1,728,302	31,376,609	304,158	11,862,162	19,047	742,833	43,981,604
Timothy Cook	871,118	16,459,631	811,614	31,652,946	60,766	2,369,874	50,482,451
Brian Clem	580,353	11,351,339	210,900	8,225,100	59,089	2,304,471	21,880,910
Robert Guenthner	417,619	7,924,069	9,277	361,803	28,354	1,105,806	9,391,678

(1)

Consists of all Options held by the individual, all of which were granted under the Omnibus Plan, with performance-based Options shown assuming maximum levels of performance. Pursuant to the Merger Agreement, such Options will, to the extent vested, be converted into the Option Cash Consideration or, to the extent unvested, be converted into a Converted Option Cash Award; such Converted Option Cash Awards will become immediately earned and payable if, within 12 months following the Merger and prior to the applicable vesting determination, the executive officer incurs a Qualifying Termination.

(2)

Consists of all RSAs held by the individual. Pursuant to the Merger Agreement, such RSAs will be converted into Assumed RSAs, which will become immediately earned and payable if, within 12 months following the Merger and prior to the applicable vesting determination, the executive officer incurs a Qualifying Termination.

(3)

Consists of all RSUs held by the individual, all of which are time-based. With respect to our current executive officers, pursuant to the Merger Agreement, such RSUs will, to the extent vested, become immediately earned and payable and, to the extent not vested, be converted into Converted RSU Cash Awards, which will become immediately earned and payable upon the applicable executive officer’s Qualifying Termination if such Qualifying Termination occurs within 12 months following the Merger. For purposes of this table, we have assumed that each of the executive officers’ performance-based RSUs that are expected to vest in accordance with their terms in March 2023 will vest and settle in accordance with their terms prior to the actual closing date of the Merger.

	Shares Subject to Options (#)(1)	Estimated Value of Options ($)	Shares Subject to Unvested RSUs (#)(1)	Estimated Value of Unvested RSUs ($)	Total Estimated Value ($)
Oak Street Health Non-Employee Directors
Dr. Regina Benjamin	—	—	10,373	404,547	404,547
Cheryl Dorsey	—	—	10,373	404,547	404,547
Julia Klapstein	—	—	10,373	404,547	404,547
Robbert Vorhoff	—	—	—	—	—
Srdjan Vukovic	—	—	—	—	—
Dr. Mohit Kaushal	3,501	63,018	10,373	404,547	467,565
Kim Keck	62,374	1,122,732	27,873	1,087,047	2,209,779
Paul Kusserow	23,342	420,156	10,373	404,547	824,703

(1)	Pursuant to the Omnibus Plan and the Merger Agreement, all Options and RSUs held by non-employee directors will accelerate and fully vest “single-trigger” in connection with the Merger.

Severance Entitlements

Each of Messrs. Pykosz, Price, Cook, Guenthner and Dr. Myers is party to an employment agreement (each referred to as an “employment agreement”) that provides for certain severance payments and benefits in connection with certain terminations of employment.

Mr. Pykosz’s, Mr. Price’s and Dr. Myers’ employment agreements provide that, upon termination of employment by Oak Street Health without “cause” or upon a resignation for “good reason” (together an “Executive Qualifying Termination”), the executive officer will be entitled to receive a monthly severance payment equal to 1/12 of the annualized average of the last three years of his respective base salary plus bonus for up to three years. For Mr. Pykosz, Mr. Price and Dr. Myers, Oak Street Health may elect to pay the severance above for a period of less than three years (but no less than one year) by giving notice to the executive officer, at which point both the severance payments and the executive officer’s obligations under the non-competition and non-solicitation provisions of the employment agreement will immediately cease. Mr. Guenthner’s employment agreement provides that, upon an Executive Qualifying Termination, he will be entitled to receive severance, payable in equal monthly installments for a minimum of 12 months (and up to 36 months if Oak Street Health elects to continue his restrictive covenants beyond 12 months), in an amount equal to the sum of his then current base salary and the average of the last two discretionary bonuses paid to him prior to such termination of employment. In addition, upon an Executive Qualifying Termination, Mr. Guenthner (and his eligible dependents, if applicable) will be entitled to continued coverage under any health, medical, dental, vision or life insurance program or policy in which he participated as of the date of such termination, at the same cost to him as if he remained an active employee during the 12-month period following such an Executive Qualifying Termination.

Mr. Cook’s employment agreement provides that, upon an Executive Qualifying Termination, he will be entitled to monthly severance payments for a period of 12 months equal to 160% of his base salary then in effect.

For purposes of Mr. Pykosz’s, Mr. Price’s and Dr. Myers’ employment agreements, as modified by the Merger Agreement, “cause” means the executive officer’s (subject to certain notice and cure provisions): (i) conviction (including a guilty plea or plea of nolo contendere) of any crime or offense that constitutes a felony under federal or state law or other crime involving moral turpitude or any other act or omission involving fraud with respect to the Company; (ii) commission of an act of gross negligence or intentional misconduct, in each case, resulting in any material detriment to the Company; (iii) knowingly aiding or abetting a competitor, supplier or customer of the Company in a manner that would violate the duty of loyalty to the Company, whether or not such duty applies to the executive officer; (iv) failure to comply with the lawful direction of the Oak Street Health Board, the written company policies, or a material breach of any provision of the employment agreement (other than due to physical or mental incapacity) or (v) violation of the Company’s or CVS Pharmacy’s (or any of their respective affiliates’) code of conduct, to the extent that such a termination of employment for “cause” is consistent with CVS Pharmacy’s standard human resources policies and procedures.

For purposes of Mr. Guenthner’s and Mr. Cook’s employment agreements as modified by the Merger Agreement, “cause” is limited to the executive officer’s: (i) engagement in a felony or other crime involving dishonesty or moral turpitude; (ii) fraud, embezzlement, theft or any misappropriation of funds, money, assets or other property of the Company or any of its affiliates; (iii) willful failure to perform duties, or gross negligence in the performance of the executive officer’s duties and responsibilities to the Company and its affiliates, or willful failure to follow the lawful directive of the Oak Street Health Board or such other person or body to whom the executive office reports, which remains uncured 10 days after written notice of such failure or negligence specifying in reasonable detail the nature of such failure or negligence is given to the executive by the Company or its affiliates; (iv) material breach of the employment agreement or any other written agreement between the executive officer and the Company or its affiliates; (v) attempt to willfully obtain any personal profit from any transaction in which the executive officer has an interest not disclosed to the Oak Street Health Board which is adverse to the interests of the Company or any of its controlled affiliates or (vi) violation of the Company’s or CVS Pharmacy’s (or any of their respective affiliates’) code of conduct, to the extent that such a termination of employment for Cause is consistent with CVS Pharmacy’s standard human resources policies and procedures.

For purposes of Mr. Pykosz’s, Mr. Price’s and Dr. Myers’ employment agreements as modified by the Merger Agreement, “good reason” means occurrence of any of the following events (subject to certain notice and cure provisions): (i) a material diminution in executive officer’s duties and/or responsibilities (except that is solely a result of the consummation of the transactions contemplated by the Merger Agreement (including the fact that Oak Street Health is no longer publicly traded)); (ii) a material reduction in executive officer’s total annual compensation opportunity (which includes base salary, target annual incentive bonus opportunity and target annual long-term equity incentive opportunity); (iii) a material relocation of executive officer’s principal base of operation (other than for temporary assignments with the prior consent of the executive officer); or (iv) any other material breach of the employment agreement by the Company (except that is solely a result of the consummation of the transactions contemplated by the Merger Agreement (including the fact that Oak Street Health is no longer publicly traded)).

For purposes of Mr. Guenthner’s and Mr. Cook’s employment agreements as modified by the Merger Agreement, “good reason” is limited to (subject to certain notice and cure provisions): (i) a material reduction in the executive officer’s total annual compensation opportunity (which includes base salary, target annual incentive bonus opportunity and target annual long-term equity incentive opportunity); (ii) a material and adverse diminution in the executive officer’s title, duties and responsibilities or material change in reporting relationship (by position) (except that is solely a result of the consummation of the transactions contemplated by the Merger Agreement (including the fact that Oak Street Health is no longer publicly traded)); (iii) a relocation of the executive officer’s principal place of work in excess of 50 miles from the current location other than a relocation that is not in bad faith; or (iv) any material breach by the Company of the employment agreement (except that is solely a result of the consummation of the transactions contemplated by the Merger Agreement (including the fact that Oak Street Health is no longer publicly traded)), other than any isolated and inadvertent failure by the Company that is not in bad faith.

The foregoing severance payments and benefits under the executive agreements are subject to the delivery of an effective separation and release agreement by the executive officer containing, among other provisions, a general release of claims in favor of the Company. None of the executive agreements provide for any tax gross-up payments.

Mr. Clem is not party to an employment agreement that provides for severance or termination benefits. However, the Merger Agreement provides that, if an executive officer has no severance protection in their employment agreement, then upon a termination of employment by Oak Street Health without “cause” or upon a resignation for “good reason”, in each case, that occurs within 12 months following the closing of the Merger, the executive officer will be entitled to (i) salary continuation payments for 12 months of his base salary then in effect and (ii) payment or reimbursement of the employer portion of Consolidated Omnibus Budget Reconciliation Act (COBRA) premiums for the executive officer and his eligible dependents, based the executive officer’s coverage levels in effect immediately prior to the date of such executive officer’s termination of employment, for an amount of time equal to the 12-month period following his termination of employment. The foregoing severance payments and benefits under the Merger Agreement are subject to the delivery of an effective separation and release agreement by the executive officer containing, among other provisions, a general release of claims in favor of the Company and its subsidiaries.

For purposes of this proxy statement, “cause”, with respect to an executive officer, means: (i) if the executive officer is party to an employment agreement that defines “cause” (or terms of like import), the meaning set forth in such agreement or (ii) in any other case, “cause” will have the meaning set forth in the Omnibus Plan, as in effect on February 7, 2023; provided that with respect to each of clause (i) and (ii), an executive officer’s violation of Oak Street Health’s or CVS Pharmacy’s (or any of their respective affiliates’) code of conduct will constitute an additional grounds for termination of employment or service for “cause”, to the extent that such a termination of employment for “cause” is consistent with CVS Pharmacy’s standard human resources policies and procedures.

For purposes of this proxy statement, “good reason”, with respect to an executive officer, means: subject to certain notice and cure provisions, (i) if the executive officer is party to an employment agreement, unless otherwise agreed upon between such executive officer and Oak Street Health or CVS Pharmacy, the meaning set forth in the employment agreement; provided, that, unless otherwise agreed upon between such executive officer and Oak Street Health or CVS Pharmacy, for purposes of such agreement, the definition of “good reason” will be deemed to include a material reduction in the executive officer’s total annual compensation opportunity (which includes base salary, target annual incentive bonus opportunity and target annual long-term equity incentive opportunity), subject to such executive officer’s agreement to waive “good reason” on account of any (a) reduction of such executive officer’s title, duties or responsibilities or adverse change in reporting relationship or (b) material breach of such employment agreement, in each case, that is solely a result of the consummation of the Merger (including the fact that Oak Street Health is no longer publicly traded) so long as such executive officer has substantially the same duties and responsibilities with respect to Oak Street Health’s business that such executive officer had immediately prior to the Effective Time (but without regard to the fact that Oak Street Health is no longer publicly traded) or (ii) in any other case, the occurrence of any of the following (without the executive officer’s written consent): (a) a material reduction in the executive officer’s total annual compensation opportunity (which includes base salary, target annual incentive bonus opportunity and target annual long-term equity incentive opportunity); (b) a material and adverse diminution in the executive officer’s duties and responsibilities; provided, that in no event will the reduction of an executive officer’s duties or responsibilities solely by virtue of the Merger in and of itself constitute grounds for “good reason” so long as the executive officer has substantially the same duties and responsibilities with respect to Oak Street Health’s business that the executive officer had immediately prior to the Effective Time (but without regard to the fact that Oak Street Health is no longer publicly traded); or (c) a relocation of the executive officer’s principal place of work in excess of 50 miles from the executive officer’s principal place of work (excluding any remote work arrangement) as of the Effective Time.

The estimated value of the severance payments and benefits for each of the named executive officers of Oak Street Health is set forth below in the table entitled “— Quantification of Payments and Benefits.”

Transaction and Retention Bonuses

Under the Merger Agreement, Oak Street Health may make awards of transaction and retention bonuses to each of the officers, employees, directors and independent contractors of Oak Street Health and its subsidiaries (“Service Providers”), subject to certain terms and conditions (including continued employment or service through the applicable payment date). As of the date of this proxy statement, Oak Street Health has not made any grants of transaction or retention bonuses to any of its executive officers or directors.

280G Mitigation Actions

Under the Merger Agreement, Oak Street Health may, in consultation with CVS Pharmacy, implement strategies before the Effective Time to mitigate the amount of potential “excess parachute payments” for “disqualified individuals” (each as defined in Section 280G of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), including the executive officers, except that without the consent of CVS Pharmacy, (i) the vesting and payment of any compensation, award or benefit of any disqualified individual may not be accelerated and (ii) Oak Street Health may not provide for different treatment of the disqualified individuals’ equity awards than that set forth in the Merger Agreement. As of the date of this proxy statement, Oak Street Health has not yet approved any specific actions to mitigate any impact of Section 280G of the Code on Oak Street Health or any disqualified individuals. No executive officer is entitled to receive gross-ups or tax reimbursements from Oak Street Health with respect to any potential excise taxes.

Oak Street Health Non-Employee Director Compensation

Under the Merger Agreement, Oak Street Health may continue to pay non-employee members of the Oak Street Health Board their annual fees, retainers, reimbursements and stipends, in each case, without proration and in accordance with the terms of the Non-Employee Director Compensation Policy. As described above in the section entitled “Interests of Oak Street Health’s Directors and Executive Officers in the Merger,” all RSUs and Options held by non-employee directors will accelerate and fully vest “single-trigger” in connection with the closing of the Merger.

Other Interests

As of the date of this proxy statement, none of our directors or executive officers has entered into any agreement, arrangement or understanding with CVS Health or any of its affiliates regarding employment or service with, or compensation following the Merger to be paid by, CVS Health or any of its affiliates. However, prior to the closing of the Merger, our directors or executive officers may discuss or enter into agreements, arrangements or understandings with CVS Health or any of its affiliates regarding employment or service with, or compensation following the Merger, to be paid by CVS Health or any of its affiliates.

Quantification of Payments and Benefits

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of the named executive officers of Oak Street Health that is based on or otherwise relates to the Merger and that will or may become payable to the named executive officers of Oak Street Health at the consummation of the Merger or upon a Qualifying Termination of employment that occurs within 12 months following the consummation of the Merger, assuming (i) the closing had occurred on March 20, 2023, which is the latest practicable date prior to the filing of this proxy statement, (ii) each of the named executive officers experiences a Qualifying Termination on such date, (iii) the named executive officers’ respective base salaries remain unchanged from those that were in effect as of the date of this filing, (iv) performance-based Options held by the named executive officers that are outstanding as of the date hereof will vest at maximum levels of performance upon the completion of the Merger in accordance with their terms, (v) time-based Options, RSAs and time-based RSUs held by the named executive officers that are outstanding as of the date hereof do not otherwise vest prior to the completion of the Merger, (vi) each of the named executive officers’ performance-based RSUs that are expected to vest in accordance with their terms in March 2023 will vest and settle in accordance with their terms prior to the completion of the Merger, (vii) for purposes of determining the value of Options, RSAs and RSUs, the value of a share of Oak Street Health common stock is equal to $39.00, (viii) no named executive officer receives any additional equity grants prior to completion of the Merger, and (ix) each named executive officer has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants) necessary in order to receive the payments and benefits described below. Some of the assumptions used in the table below are based upon estimates of information not currently available (see the footnotes to the table below) and, as a result, the actual amounts to be received by any of the individuals below may materially differ from the amounts set forth below.

The payments described in the table below would be made pursuant to the arrangements described above in the section entitled “Interests of Oak Street Health’s Directors and Executive Officers in the Merger.”

Named Executive Officer	Cash($) (1)		Equity($) (2)	Continued Health Benefits ($)		Total($)
Mike Pykosz	3,042,373		121,097,108	0		124,139,481
Timothy Cook	652,800		45,707,267	0		46,360,067
Geoffrey Price	2,410,273		52,049,072	0		54,459,345
Brian Clem	400,000		19,502,336	17,725	(4)	19,920,061
Robert Guenthner	514,515	(3)	5,599,780	15,410	(5)	6,129,705

(1)

Amounts shown reflect the severance payments provided, as applicable, under the employment agreements and pursuant to the Merger Agreement as described above in the subsection entitled “— Severance Entitlements.”

(2)

Amounts shown reflect the sum of the potential value that each named executive officer could receive in connection with accelerated vesting and settlement of Options, RSAs and RSUs as more fully described above under “— Treatment of Equity-Based Awards and the Oak Street Health ESPP.” The amounts received by the named executive officers could differ from the amounts shown above.

(3)

Represents 12 months of severance, based on the default provision of Mr. Guenthner’s employment agreement. Mr. Guenthner’s employment agreement also provides that the Company may, in its discretion, elect to pay up to 36 months of severance in exchange for a corresponding extension in the duration of Mr. Guenthner’s post-employment non-competition and non-solicitation obligations.

(4)	For Mr. Clem, assumes that our cost for continued COBRA coverage is $1,477.08 per month.
(5)	For Mr. Guenthner, assumes that our cost for continued health, medical, dental, vision or life insurance is $1,284.17 per month.

The amounts in the “Equity” column attributable to time-based Options, RSAs and time-based RSUs are considered to be “double-trigger,” which means that both a “Change in Control” of Oak Street Health, such as the Merger, and a qualifying termination of employment must occur (within 12 months following the consummation of the Merger for time-based Options, RSAs and time-based RSUs) in order for the vesting of any such time-based Options, RSAs and time-based RSUs to be accelerated and for the applicable named executive officer to receive a payment in respect of the time-based Options, RSAs and time-based RSUs prior to the regularly scheduled vesting date(s). The amounts in this column attributable to performance-based Options are considered to be “single-trigger,” which means that the vesting of these awards is accelerated and payable upon a “Change in Control” of Oak Street Health, regardless of whether such named executive officer’s employment is terminated. The estimated amount of each such payment is set forth in the table below.

Named Executive Officer	Time-Based Options (Double Trigger) ($)	Performance- Based Options (Single Trigger)($)	RSAs (Double Trigger) ($)	Time-Based RSUs (Double Trigger) ($)	Total ($)
Mike Pykosz	24,858,702	36,866,990	59,371,416	0	121,097,108
Timothy Cook	3,899,628	7,784,819	31,652,946	2,369,874	45,707,267
Geoffrey Price	12,748,284	6,949,859	30,172,116	2,178,813	52,249,072
Brian Clem	1,187,946	7,784,819	8,225,100	2,304,471	19,502,336
Robert Guenthner	175,410	3,956,761	361,803	1,105,806	5,599,780

Potential Future Arrangements

As of the date of this proxy statement, none of the executive officers of Oak Street Health has entered into any agreement with CVS Health or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, CVS Health or one or more of its affiliates. However, prior to or following the closing of the Merger, certain executive officers of Oak Street Health may have discussions, or may enter into agreements with, CVS Health, Oak Street Health or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, CVS Health or one or more of its affiliates.

Indemnification and Insurance

Pursuant to the terms of the Merger Agreement, Oak Street Health’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies. See “The Merger Agreement — Indemnification of Directors and Officers and Insurance.”

Accounting Treatment

The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Material U.S. Federal Income Tax Considerations

The following discussion summarizes certain material U.S. federal income tax considerations applicable to Oak Street Health stockholders who receive cash in exchange for shares of Oak Street Health common stock pursuant to the Merger. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the Merger. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial decisions and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (referred to herein as the “IRS”) regarding any of the tax issues discussed herein. There can be no assurance that the IRS will not challenge, or that a court will not agree with such a challenge with respect to, one or more of the tax consequences of the Merger described in this proxy statement.

This discussion assumes that Oak Street Health stockholders hold their shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular Oak Street Health stockholder in light of such holder’s individual circumstances, nor does it address U.S. state or local, non-U.S., or estate or gift taxes, alternative minimum taxes, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, the Medicare tax on net investment income or any other aspect of any U.S. federal tax other than the income tax. This discussion also does not address tax considerations that may be relevant to Oak Street Health stockholders subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions, brokers or dealers in securities or currencies, mutual funds, partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities and their partners or members, S corporations, tax-exempt organizations, governmental organizations, retirement or other tax-deferred accounts, insurance companies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, U.S. expatriates and former citizens or long-term residents of the United States, holders who acquired their Oak Street Health common stock through the exercise of Oak Street Health stock options or otherwise as compensation, holders who hold their Oak Street Health common stock as part of a hedge, straddle, constructive sale, conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, real estate investment trusts, regulated investment companies, holders deemed to sell their shares of Oak Street Health common stock under the constructive sale provisions of the Code, persons who own (directly, indirectly or constructively) an equity interest in CVS Pharmacy or the surviving corporation and holders who exercise appraisal rights in connection with the Merger under the DGCL.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Oak Street Health common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partner and the partnership. Partnerships holding Oak Street Health common stock and partners of a partnership holding Oak Street Health common stock are urged to consult their own tax advisor regarding the U.S. federal income tax consequences of the Merger relevant to them.

This discussion is for informational purposes only and is not tax advice. Holders of Oak Street Health common stock are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of the Merger to them in light of their particular circumstances, as well as any tax consequences of the Merger arising under the U.S. federal tax laws other than those pertaining to income tax, including estate or gift tax laws, “golden parachute” rules, or under any state, local or non-U.S. tax laws or under any applicable income tax treaty.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Oak Street Health common stock that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•	a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons as described in Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person (within the meaning of the Code); or

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source.

For purposes of this discussion, a “non-U.S. holder” means a beneficial owner of Oak Street Health common stock that is, for U.S. federal income tax purposes, an individual, a corporation, a trust or an estate that is not a U.S. holder.

U.S. Holders

The receipt of cash in exchange for shares of Oak Street Health common stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the Merger (determined before the deduction of any applicable withholding taxes) and such U.S. holder’s adjusted tax basis in the shares exchanged for cash pursuant to the Merger. A U.S. holder’s adjusted tax basis in a share of Oak Street Health common stock will generally be equal to the amount the U.S. holder paid for such share. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one year as of the date of the closing. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. Short-term capital gains are taxed at ordinary income rates. The deductibility of capital losses is subject to limitations. Gain or loss must be calculated separately for each block of Oak Street Health common stock (i.e., common stock acquired at the same time and at the same price in a single transaction). U.S. holders who own separate blocks of Oak Street Health common stock should consult their own tax advisors with respect to these rules.

A U.S. holder may, unless an exception applies, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the Merger, unless such U.S. holder provides its correct taxpayer identification number (referred to as the “TIN”) on IRS Form W-9 (or if appropriate, a substitute or successor form) and certifies under penalties of perjury that such TIN is correct and that such U.S. holder is not subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the IRS in a timely manner and other requirements are satisfied.

Non-U.S. Holders

Any gain recognized on the receipt of cash pursuant to the Merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with the conduct of a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on earnings and profits (as determined for U.S. federal income tax purposes) effectively connected with a U.S. trade or business, subject to certain adjustments;

•

the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax (or tax at such lower rate as may be specified under an applicable income tax treaty) on the non-U.S. holder’s net gain realized in the Merger, which may be offset by certain U.S. source capital losses of the non-U.S. holder, if any (even though the individual is not considered a resident of the United States), provided that such non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

•

Oak Street Health is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (1) the five-year period ending on the date of the Merger and (2) the non-U.S. holder’s holding period in the Oak Street Health common stock, and, at any time during such period, the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of the outstanding Oak Street Health common stock. Generally, a corporation is a U.S. real property holding corporation only if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Oak Street Health does not believe that it was and does not expect that it will be a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the five-year period ending on the date of the Merger.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently at a rate of 24%) with respect to the cash received by such non-U.S. holder pursuant to the Merger, unless such non-U.S. holder provides the payment agent with an applicable and properly executed IRS Form W-8 certifying under penalties of perjury the holder’s non-U.S. status (and the payor or applicable withholding agent does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person as defined under the Code) or otherwise establishes an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the taxing authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that the non-U.S. holder furnishes the required information to the IRS in a timely manner and other applicable requirements are satisfied. Non-U.S. holders should consult their tax advisors regarding the application of the information reporting and backup withholding rules to them.

Regulatory Approvals Required for the Merger

The obligations of CVS Health and Oak Street Health to consummate the Merger are subject to the expiration or termination of the waiting period applicable to the Merger under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the Merger may not be completed until notifications have been filed and certain information has been furnished to the FTC and the DOJ and the specified waiting period has expired or has been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification and report forms.

Oak Street Health and CVS Health each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on February 24, 2023. The waiting period under the HSR Act expired at 11:59 PM EDT on March 27, 2023. Both before and after the expiration of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the Merger on antitrust grounds.

In addition, the Merger may be reviewed by the state attorneys general in the various states in which Oak Street Health and CVS Health operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or seek to prohibit the Merger under the circumstances and based on the standards set forth in applicable state laws and regulations. There can be no assurance that one or more state attorneys general will not attempt to file an antitrust action to challenge the Merger. As of the date of this proxy statement, neither Oak Street Health nor CVS Health has been notified by any state attorney general indicating any plan to review the Merger.

There can be no assurances that all of the required regulatory approvals will be obtained and, if obtained, there can be no assurances as to the timing of any approvals.

The Merger Agreement includes covenants obligating each of the parties, with respect to filings under the HSR Act, to supply (or cause to be supplied) information that may be required to make such filings or any additional information that may be requested by the FTC, DOJ, or other governmental authorities in which such a filing is made, to cooperate and coordinate (and to cause their respective affiliates to cooperate and coordinate) with the other to make such filings, and, subject to the limitations set forth in the Merger Agreement, to use their reasonable best efforts to take, or cause to be taken (including by their respective affiliates), all actions necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act or other antitrust laws, (2) obtain all clearances, consents, approvals, waivers, actions, non-actions, or other authorizations pursuant to any antitrust laws applicable to the Merger and (3) ensure no governmental authority enters any order, decision, judgment, decree, ruling or injunction preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, in each case, as promptly as practicable and in any event so as to permit consummation of the Merger prior to the Termination Date. For more information regarding these covenants, see the section of this proxy statement titled “The Merger Agreement —Reasonable Best Efforts; Antitrust Filings.”

Litigation Related to the Merger

Two purported stockholders of Oak Street Health have each filed a complaint relating to the Merger in the U.S. District Court for the Southern District of New York. The complaints, captioned Ryan O’Dell v. Oak Street Health, Inc., et al., No. 23-cv-02029 (filed March 9, 2023) and Elaine Wang v. Oak Street Health, Inc., et al., No. 23-cv-02076 (filed March 10, 2023), each name Oak Street Health and its directors as defendants and allege, among other things, that the defendants filed or caused to be filed a materially incomplete and misleading preliminary proxy statement with the SEC relating to the Merger in violation of Sections 14(a) and 20(a) of the Exchange Act, 15 U.S.C. §§ 78n(a), 78t(a), SEC Rule 14a-9, 17 C.F.R. 240.14a-9 and 17 C.F.R. § 244.100. The plaintiffs seek, among other things, injunctive relief preventing the defendants from consummating the Merger unless and until additional disclosures are made, and an award of costs and disbursements, including reasonable attorneys’ and experts’ fees and expenses.

Additionally, Oak Street Health has received demand letters from purported stockholders of Oak Street Health seeking additional disclosures in the proxy statement.

Oak Street Health cannot predict the outcome of these lawsuits and demand letters. Oak Street Health believes the claims asserted in these lawsuits and the demand letters are without merit. Additional lawsuits and demand letters arising out of the Merger may also be filed or received in the future. If additional similar lawsuits and demand letters are filed or received, absent new or significantly different allegations, Oak Street Health will not necessarily disclose such additional lawsuits or demand letters.

Delisting and Deregistration of Oak Street Health Common Stock

If the Merger is completed, the shares of Oak Street Health common stock will be delisted from the NYSE and deregistered under the Exchange Act, and shares of Oak Street Health common stock will no longer be publicly traded.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to carefully read this entire proxy statement, including the annexes and the other documents to which we have referred you. You should also review the section of this proxy statement titled “Where You Can Find Additional Information.”

The Merger Agreement has been included to provide you with information regarding its terms, and we recommend that you read it in its entirety. The Merger Agreement is a contractual document that establishes and governs the legal relations among Oak Street Health, CVS Pharmacy, Merger Sub and CVS Health and allocates risks between the parties with respect to the Merger and the other transactions and agreements contemplated by the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of February 7, 2023 or other specific dates specified in the Merger Agreement. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract between the respective parties and are subject to representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by a confidential disclosure letter made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders, or securities laws. Investors and security holders are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after February 7, 2023, which subsequent information may or may not be fully reflected in Oak Street Health’s public disclosures.

The representations and warranties in the Merger Agreement and the description of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings Oak Street Health publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings Oak Street Health makes with the SEC, as described in the section of this proxy statement titled “Where You Can Find Additional Information.”

The Merger

Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub will merge with and into Oak Street Health, the separate corporate existence of Merger Sub will thereupon cease and Oak Street Health will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of CVS Pharmacy.

Closing and Effective Time of the Merger

The closing of the Merger will take place at 9:00 a.m., New York City time, within three business days after the satisfaction or waiver (to the extent permitted by the Merger Agreement) of the last to be satisfied or waived of all of the conditions described in the section below titled “ — Conditions of the Merger” (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent permitted under the Merger Agreement) of such conditions) or such other time as CVS Pharmacy, Merger Sub and Oak Street Health mutually agree in writing.

The Merger will become effective at the time a certificate of merger is filed with and accepted by the Secretary of State of the State of Delaware or at such later time specified in the certificate of merger and agreed to by CVS Pharmacy, Merger Sub and Oak Street Health.

Certificate of Incorporation and By-laws; Directors and Officers

At the Effective Time, (i) the certificate of incorporation of the surviving corporation will be amended and restated in its entirety to be read as set forth in the applicable exhibit attached to the Merger Agreement, and (ii) the amended and restated bylaws of the surviving corporation will be further amended and restated in their entirety to be identical to the bylaws of Merger Sub, except that all references to Merger Sub will be automatically amended and become references to the surviving corporation.

Under the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time will be the directors of Oak Street Health, as the surviving corporation, immediately following the Effective Time. The officers of Merger Sub immediately prior to the Effective Time will be the officers of Oak Street Health, as the surviving corporation, immediately following the Effective Time.

Consideration to be Received in the Merger

At the Effective Time, and without any action by any Oak Street Health stockholder, each share of Oak Street Health common stock that is issued and outstanding as of immediately prior to the Effective Time (other than shares of Oak Street Health common stock (i) (A) held by Oak Street Health as treasury stock or (B) owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), in each case, as of immediately prior to the Effective Time, (ii) as to which holders thereof have properly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL or (iii) subject to outstanding Oak Street Health restricted stock awards) will be automatically cancelled, extinguished and converted into the right to receive the Merger Consideration.

Treatment of Equity-Based Awards and the Oak Street Health ESPP

Under our equity incentive programs, we have granted Options and RSAs and we continue to grant RSUs to our employees and executive officers, to incentivize and reward them for our long-term corporate performance based on the value of Oak Street Health common stock. Certain of our non-employee directors are granted time-based RSUs under our equity incentive programs in accordance with the terms of our Non-Employee Director Compensation Policy. We have granted Options, RSUs (including RSUs held by our non-employee directors), and RSAs pursuant to the Omnibus Plan. In addition, Oak Street Health maintains the Oak Street Health ESPP.

At the Effective Time, all Oak Street Health equity awards, including awards held by our non-employee directors and executive officers, that are outstanding immediately prior to the Effective Time will generally be subject to the following treatment:

Options

The Merger Agreement provides that at the Effective Time, each outstanding and unexercised Option that is vested or that, pursuant to its terms as in effect as of February 7, 2023 would become vested as of the Effective Time (with any performance conditions applicable to such Option determined in accordance with the applicable award agreement relating thereto as of immediately prior to the Effective Time) and each Option held by a non-employee director, in each case, that has an exercise price less than $39.00, will, at the Effective Time be automatically cancelled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the per share exercise price of such Option.

Each Option (whether vested or unvested) with an exercise price per share equal to or greater than $39.00 will be cancelled automatically at the Effective Time for no consideration.

Each Option that is unvested at the Effective Time and not cancelled pursuant to the provisions described in the preceding paragraphs will, at the Effective Time, automatically be cancelled and converted into a Converted Option Cash Award equal to the product of (i) the number of shares of Oak Street Health common stock subject to such Option as of immediately prior to the Effective Time and (ii) the excess of $39.00 over the exercise price per share of such Option, and each Converted Option Cash Award will be subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Option immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding Option, except that each Converted Option Cash Award will provide that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Restricted Stock Awards

The Merger Agreement provides that at the Effective Time, each RSA that is outstanding as of immediately prior to the Effective Time will automatically be assumed by CVS Pharmacy and converted into an Assumed RSA on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSA immediately prior to the Effective Time, except that each Assumed RSA will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSA as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio, with the result rounded down to the nearest whole number of shares of CVS Health common stock, and such Assumed RSA will provide that the unvested portion, if any, of such Assumed RSA will immediately vest and settle upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

RSUs

Each RSU that is outstanding as of immediately prior to the Effective Time that is vested or, as a result of the Merger, would become vested as of the Effective Time (in each case, with any performance conditions applicable to such RSU determined in accordance with the applicable award agreement as of immediately prior to the Effective Time), will automatically be cancelled and converted into a Cash-Out RSU equal to the product of (i) $39.00 and (ii) the number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time.

Each RSU granted on or after February 7, 2023 that is outstanding and unvested as of the Effective Time will automatically be assumed by CVS Pharmacy and converted into an Assumed RSU Award on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such RSU immediately prior to the Effective Time, except that each Assumed RSU Award will cover a number of whole shares of CVS Health common stock equal to the product of (i) the number of shares of Oak Street Health common stock underlying such RSU as of immediately prior to the Effective Time and (ii) the Equity Award Exchange Ratio.

Each RSU (other than Cash-Out RSUs and RSUs granted on or after February 7, 2023) that is outstanding and unvested as of the Effective Time will automatically be cancelled and converted into a Converted RSU Cash Award equal to the product of (i) $39.00 and (ii) the total number of shares of Oak Street Health common stock subject to such RSU as of immediately prior to the Effective Time, and each Converted RSU Cash Award will be subject to the same terms and conditions (including time-based vesting) as applied to such RSU immediately prior to the Effective Time and will become payable in accordance with the original vesting schedule applicable to the corresponding RSU, except that each Converted RSU Cash Award will provide that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services without “cause” or a resignation by the holder for “good reason” that occurs within the 12-month period following the Effective Time.

Oak Street Health ESPP

Pursuant to the Merger Agreement, Oak Street Health will take all actions necessary pursuant to the terms of the Oak Street Health ESPP to ensure that (i) the commencement of any future offering period under the Oak Street Health ESPP will be suspended following February 7, 2023 unless and until the Merger Agreement is terminated, (ii) there will be no increase in the amount of participants’ payroll deduction elections under the Oak Street Health ESPP during the current offering period from those in effect as of February 7, 2023, (iii) except to the extent required by applicable law, no individual participating in the Oak Street Health ESPP will be permitted to make separate non-payroll contributions to the Oak Street Health ESPP, (iv) no individuals will commence participation in the Oak Street Health ESPP during the period from February 7, 2023 through the Effective Time, (v) each purchase right issued pursuant to the Oak Street Health ESPP will be fully exercised on the earlier of (x) the scheduled purchase date for such offering period and (y) the date that is no later than five business days prior to the Effective Time (with any participant payroll deductions not applied to the purchase of shares of Oak Street Health common stock returned to the participant), and (vi) the Oak Street Health ESPP is terminated effective immediately prior to the Effective Time.

Assumed RSAs and Assumed RSUs

As soon as reasonably practicable, but in any event no later than 10 business days after the Effective Time, CVS Health will file a registration statement on Form S-8 with respect to the issuance of the shares of CVS Health common stock subject to the Assumed RSAs and Assumed RSU Awards that are eligible to be registered on Form S-8. However, in the event that the filing deadline contemplated by the prior sentence occurs while trading of shares of CVS Health common stock has been suspended under CVS Health’s then-effective registration statements, then CVS Health will only be required to cause the filing of the Form S-8 as soon as reasonably practicable after trading has been restored.

Procedure for Receiving Merger Consideration

Prior to the Effective Time, CVS Pharmacy agreed to select a nationally recognized bank or trust company reasonably acceptable to Oak Street Health to act as the payment agent for the Merger (the “Payment Agent”). At or promptly following the Effective Time, CVS Pharmacy will deposit (or cause to be deposited) with the Payment Agent an amount of cash equal to the aggregate Merger Consideration payable to Oak Street Health stockholders.

Promptly following the Effective Time (and in any event no later than three business days thereafter), CVS Pharmacy and Oak Street Health will direct the Payment Agent to mail to each holder of record as of immediately prior to the Effective Time of one or more certificates that represented issued and outstanding shares of Oak Street Health common stock prior to the Effective Time (other than any shares of Oak Street Health common stock that are held by Oak Street Health as treasury stock or owned by CVS Pharmacy or any of its subsidiaries (including Merger Sub), or as to which appraisal rights have been properly exercised in accordance with Delaware law) (the “Certificates”), if any, (i) a letter of transmittal (which will be in customary form and which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent (or effective affidavits of loss in lieu thereof in accordance with the Merger Agreement)) and (ii) instructions for effecting the surrender of the Certificates in exchange for the Merger Consideration payable with respect to the shares of Oak Street Health common stock formerly represented by the Certificates. Upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Oak Street Health common stock represented by such Certificates by (y) the Merger Consideration, and the Certificates so surrendered will be cancelled. With respect to record holders of uncertificated shares of Oak Street Health common stock (other than any shares of Oak Street Health common stock that are held by Oak Street Health as treasury stock or owned by

CVS Pharmacy or any of its subsidiaries (including Merger Sub)), upon the Payment Agent’s receipt of an “agent’s message” (or such other evidence as the Payment Agent may reasonably request), the holder of such uncertificated shares will be entitled to receive in exchange an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Oak Street Health common stock represented by such holder’s transferred uncertificated shares by (2) the Merger Consideration, and the transferred uncertificated shares will be cancelled.

No interest will be paid or accrue on the cash payable to any holder of a Certificate or uncertificated share. Until so surrendered or transferred, outstanding Certificates and uncertificated shares will be deemed from and after the Effective Time to evidence only the right to receive the Merger Consideration payable in respect thereof.

You should not send in your Certificates until you receive a letter of transmittal with instructions from the Payment Agent. Do not send your Certificates with your proxy card.

At or prior to the closing, CVS Pharmacy will deposit (or cause to be deposited) with Oak Street Health, by wire transfer of immediately available funds, the aggregate vested equity award consideration owed to the Cash-Out Equity Award Holders. As promptly as reasonably practicable, but in any event no later than ten business days after the closing date, the Cash-Out Equity Award Holders will be paid by Oak Street Health or the surviving corporation, through its payroll system, payroll provider or Oak Street Health’s standard accounts payable procedures, as applicable, all amounts required to be paid to such Cash-Out Equity Award Holders in respect of vested Options and RSUs that are cancelled and converted into a cash payment, less any required withholding and other authorized deductions.

Oak Street Health will take such actions as is necessary to effect the treatment of unvested Options, RSAs, and RSUs and to effectuate the treatment of the Oak Street Health ESPP upon the Effective Time and otherwise to give effect to the applicable provisions of the Merger Agreement.

Each of the surviving corporation, Merger Sub, CVS Pharmacy and the Payment Agent (each, a “Withholding Agent”) will be entitled to deduct and withhold from any amounts payable to any person pursuant to the Merger Agreement such amounts as may be required to be deducted and withheld under applicable law with respect to taxes; provided, that each such Withholding Agent will use commercially reasonable efforts to provide the recipient of such payment a reasonable opportunity to provide tax forms (including an IRS Form W-9 or appropriate IRS Form W-8, as applicable) in order to reduce or eliminate such withholding; provided, however, that no notice will be required for any deduction or withholding that is required for any Cash-Out Equity Award Holders. Any amounts so deducted or withheld and paid over to the appropriate taxing authority will be treated for all purposes as having been paid to the person in respect of which such deduction or withholding was made.

Representations and Warranties

In the Merger Agreement, Oak Street Health has made customary representations and warranties to CVS Pharmacy and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	valid corporate existence, due organization, good standing, authority to conduct business and the organizational documents of Oak Street Health;

•

Oak Street Health’s corporate power and authority to enter into and perform its obligations under the Merger Agreement and the Transactions, and the requisite vote of Oak Street Health stockholders in connection with the Merger Agreement;

•	the approval by the Oak Street Health Board of the Merger Agreement and the Transactions;

•

the absence of any actions or filings necessary to execute, deliver and perform the Merger Agreement and consummate the Transactions (other than the filing of the certificate of merger, compliance with any applicable requirements under the HSR Act, compliance with applicable securities and exchange laws and any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, an “Oak Street Health Material Adverse Effect”);

•

the absence of any conflict, creation or imposition of liens, violation or material alteration of any organizational documents, material contracts, material real property leases or applicable Laws to Oak Street Health;

•	the capital structure of Oak Street Health;

•	Oak Street Health’s subsidiaries and affiliated practices;

•	Oak Street Health’s SEC filings and compliance with the Sarbanes-Oxley Act of 2002, as amended and the applicable listing and corporate governance rules and regulations of the NYSE;

•	the financial statements of Oak Street Health;

•	the truth and accuracy of the information included in this proxy statement;

•	the absence of certain changes or events;

•	the absence of undisclosed material liabilities;

•	compliance with certain laws, court orders and permits by Oak Street Health and its subsidiaries and affiliated practices;

•	litigation involving Oak Street Health;

•	certain business practices related to compliance with anti-corruption laws;

•	certain real property leased by Oak Street Health or its subsidiaries;

•	trademarks, patents, copyrights and other intellectual property matters;

•	tax matters;

•	employee benefit plans;

•	labor and employment matters;

•	insurance matters;

•	environmental matters;

•	the existence and enforceability of specified categories of Oak Street Health’s material contracts;

•	financial advisor’s, brokers’ and finders’ fees or other similar fees or commissions payable in connection with the Merger Agreement;

•	the rendering of Centerview’s fairness opinion to Oak Street Health;

•	the inapplicability of anti-takeover statutes to the Merger; and

•	information systems, privacy and data security.

In the Merger Agreement, CVS Pharmacy and Merger Sub, and in certain instances, CVS Health, have made customary representations and warranties to Oak Street Health that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	valid corporate existence, due organization, good standing, authority to conduct business and the organizational documents of CVS Health, CVS Pharmacy and Merger Sub;

•	CVS Health, CVS Pharmacy and Merger Sub’s corporate power and authority to enter into and perform its obligations under the Merger Agreement and the Transactions;

•

the absence of any actions or filings necessary to execute, deliver and perform the Merger Agreement and consummate the Transactions (other than the filing of the certificate of merger, compliance with any applicable requirements under the HSR Act, compliance with applicable securities and exchange laws and any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on CVS Health);

•	the absence of any conflict, violation or material alteration of any organizational documents, material contracts or applicable laws to CVS Health, CVS Pharmacy or Merger Sub;

•	the truth and accuracy of information included in this proxy statement;

•	litigation involving CVS Health, CVS Pharmacy or Merger Sub;

•	lack of ownership of Oak Street Health common stock or other securities of Oak Street Health by CVS Pharmacy or its affiliates;

•	the solvency of CVS Pharmacy following the consummation of the Merger and the Transactions;

•	no vote of the stockholders of CVS Health being required to consummate the Merger and the Transactions;

•	brokers’ and finders’ fees and other expenses payable in connection with the Merger Agreement;

•	sufficiency of funds possessed by CVS Pharmacy to consummate the Merger;

•	certain national security matters related to “foreign persons”;

•	arrangements between CVS Health, on the one hand, and members of the Oak Street Health Board or officers or employees of Oak Street Health, on the other hand;

•	operations of Merger Sub for the purpose of engaging in the Merger; and

•	non-reliance on certain estimates and forecasts of Oak Street Health provided to CVS Pharmacy and Merger Sub.

Certain of Oak Street Health’s representations and warranties in the Merger Agreement are qualified as to “materiality” or “Oak Street Health Material Adverse Effect.” The Merger Agreement provides that an Oak Street Health Material Adverse Effect means any change, event, effect, condition, occurrence or development that, individually or in the aggregate, with any other change, event, effect, condition, occurrence or development, has had, or would be reasonably expected to have, a material adverse effect on, (i) the business, financial condition or results of operations of Oak Street Health and its subsidiaries, taken as a whole, or (ii) the ability of Oak Street Health to consummate the Merger prior to the Termination Date; provided, that, for purposes of the foregoing clause (i), none of the following, and no changes, events, effects, conditions, occurrences or developments arising out of, relating to or resulting from the following (in each case, by itself or when aggregated) will be deemed to be or constitute an Oak Street Health Material Adverse Effect or will be taken into account when determining whether an Oak Street Health Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

•	general economic conditions, or conditions in the global, U.S. or regional economy generally, including changes in inflation, supply chain disruptions, and labor shortages;

•

conditions in the equity, credit, debt, financial, currency or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

•

conditions in the industries in which Oak Street Health and its subsidiaries conduct business or in any jurisdiction or geographical area in which Oak Street Health or any of its subsidiaries conduct business, or changes therein;

•

any political or geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, sabotage, cyberattack, cyberterrorism, terrorism or military actions, including any escalation or worsening of, or any law issued by a governmental authority in response to, the foregoing or any threats thereof, in each case, in the United States or any other country or region in the world;

•

earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, nuclear incidents or other natural or man-made disasters, weather conditions, power outages or electrical black-outs, and other force majeure events, including any escalation or worsening of, or any law issued by a governmental authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world;

•

the performance of the Merger Agreement or the announcement of the Merger Agreement or the pendency of the Merger and the other Transactions, including the impact thereof on the relationships, contractual or otherwise, of Oak Street Health and its subsidiaries with employees, customers, suppliers, lenders, lessors, business or joint venture partners, governmental authorities or any other third person (other than for purposes of the representations and warranties expressly made by the Company that are intended to address the consequences of the announcement or performance of the Merger Agreement);

•

any action taken in compliance with the express terms of the Merger Agreement (excluding any action taken by the Company in compliance with its obligations under the Merger Agreement to conduct its business in the ordinary course of business from February 7, 2023 until the Effective Time) or the failure to take any action prohibited by the express terms of the Merger Agreement, including with respect to the restrictions imposed by the Merger Agreement on the Company’s ability to conduct its business from February 7, 2023 until the Effective Time;

•	any action taken with the express written consent of CVS Pharmacy following February 7, 2023;

•

changes following February 7, 2023 in generally accepted accounting principles in the United States (GAAP) or other accounting standards, or in any applicable laws (or the enforcement or interpretation of any of the foregoing);

•

any epidemics, pandemics, plagues, other outbreaks of illness or public health events (including quarantine restrictions), including any escalation or worsening of, or any law issued by a governmental authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world; provided, that COVID-19 and COVID-19 measures promulgated by any governmental authority will be exclusively covered by the bullet below;

•	COVID-19, any COVID-19 measures or any change in COVID-19 measures or interpretations thereof;

•

any changes in the price or trading volume of Oak Street Health common stock, or Oak Street Health’s credit ratings, in each case, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Oak Street Health Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

•

any failure by Oak Street Health and its subsidiaries to meet (A) any internal or public estimates or expectations of Oak Street Health’s revenue, earnings or other financial performance or results of operations for any period or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether an Oak Street Health Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

•	any litigation relating to the Merger or any demand or legal proceeding for appraisal of the fair value of any shares of Oak Street Health common stock pursuant to the DGCL in connection herewith;

•	the identity of CVS Pharmacy, Merger Sub, or their respective affiliates; and

•	certain other exceptions set forth in Oak Street Health disclosure letter,

except, in each case, of the first 5 bullets and bullets 9 and 10 above, to the extent that such conditions, changes, events, effects or developments have had a materially disproportionate adverse effect on Oak Street Health and its subsidiaries, taken as a whole, relative to other similarly situated companies operating in the industries in which Oak Street Health and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether an Oak Street Health Material Adverse Effect has occurred or may, would or could occur.

The representations and warranties of Oak Street Health, CVS Health, CVS Pharmacy and Merger Sub will terminate at the Effective Time.

Covenants Regarding Conduct of Business by Oak Street Health Until the Effective Time

Except for matters set forth in the confidential disclosure letter or as otherwise expressly contemplated by the Merger Agreement or required by applicable law or as approved by CVS Pharmacy in writing (which approval will not be unreasonably withheld, delayed or conditioned and will be deemed not given if CVS Pharmacy provides no written response within seven business days after a written request by Oak Street Health for such consent), from February 7, 2023 to the earlier of the termination of the Merger Agreement and the Effective Time, Oak Street Health will and will cause each of its subsidiaries to, and, to the extent permitted by the terms of the organizations’ documents pertaining to its affiliated practices and subject to applicable law, direct the affiliated practices to use their respective commercially reasonable efforts to, conduct the business of the Company, its subsidiaries and affiliated practices in the ordinary course of business, and use commercially reasonable efforts to (and with respect to the affiliated practices, to the extent permitted by their organizational documents and subject to applicable law, and direct (and enforce any applicable contractual rights to cause) the affiliated practices to use their respective commercially reasonable efforts to), (i) preserve intact in all material respects their material assets and properties and significant commercial relationships with third parties (including governmental authorities that have jurisdiction over their business and operations) and (ii) keep available the services of the Company’s executive officers and key employees; provided, that Oak Street Health and its subsidiaries may make any necessary changes in their respective business practices in response to COVID-19 and any COVID-19 measures, including to (A) protect the health and safety of Oak Street Health’s and its subsidiaries’ employees, suppliers, partners and other individuals having business dealings with Oak Street Health and its subsidiaries or (B) respond to third-party supply or service disruptions caused by COVID-19 or any COVID-19 measures, in each case, to the extent that either (1) such action or omission in response to COVID-19 measures is reasonably determined by Oak Street Health to be reasonably necessary to comply with such COVID-19 measures or (2) such action or omission is taken in response to COVID-19 and is reasonably determined by Oak Street Health to be necessary in response to COVID-19 in order to maintain and preserve in all material respects the business organization, assets, properties and business relations of Oak Street Health, taken as a whole; provided, however, that Oak Street Health will give CVS Pharmacy prior written notice of any such action or omission to the extent reasonably practicable, which notice will describe in reasonable detail the action or omission and the reason(s) that such action or omission is being taken, or omitted to be taken and take into account in good faith the reasonable suggestions of CVS Pharmacy with respect to such actions or omissions to be taken by Oak Street Health, and, in the event that it is not reasonably practicable for Oak Street Health to give the prior written notice described in this proviso, the Company will instead give such written notice to CVS Pharmacy promptly after such act or failure to act.

In addition, without limiting the generality of the foregoing, except for matters set forth in the confidential disclosure letter, required by applicable law, as necessary or advisable in response to COVID-19 or any COVID-19 measures in accordance with the paragraph above, or as otherwise expressly contemplated by the Merger Agreement, from February 7, 2023 to the earlier of the termination of the Merger Agreement and the Effective Time, neither Oak Street Health nor any of its subsidiaries will, nor, to the extent permitted by applicable law and the terms of the affiliated practice organizational documents, will Oak Street Health or its subsidiaries permit the affiliated practices to do, any of the following without the prior written consent of CVS Pharmacy (such consent not to be unreasonably withheld, delayed or conditioned):

•	amend the organizational documents of (i) Oak Street Health, (ii) any of its subsidiaries, and (iii) any affiliated practices, in the cases of clause (ii) and (iii) or amend in any material respect;

•

propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the dissolution of any inactive subsidiary of the Company);

•

issue, sell, deliver or agree or commit to issue, sell or deliver any Oak Street Health securities or any capital stock or other equity or voting interest of any of its subsidiaries, except (i) in accordance with the terms of any employment agreements or arrangements or any award agreements issued by Oak Street Health as of February 7, 2023 under the Omnibus Plan or otherwise with respect to, and upon the vesting, exercise or settlement of, Options, RSAs or RSUs, in effect on February 7, 2023 or granted after the date thereof in compliance with the Merger Agreement or as contemplated by the Merger Agreement; (ii) as expressly contemplated by the forbearance covenants relating to the Company credit agreement; or (iii) the delivery of Oak Street Health securities upon the conversion of the Company’s 0% Convertible Senior Notes due 2026 (the “Convertible Notes”) in accordance with the indenture governing the Convertible Notes;

•

except for transactions solely among Oak Street Health and its subsidiaries or solely among Oak Street Health’s subsidiaries, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than (i) the acquisitions of shares of Oak Street Health common stock in connection with the surrender of shares of Oak Street Health common stock by holders of Options to pay the exercise price of such Options, (ii) the withholding of shares of Oak Street Health common stock to satisfy tax obligations incurred in connection with the exercise of Options, the vesting of RSAs and the vesting and settlement of RSUs, (iii) the acquisition by Oak Street Health of Options, RSAs and RSUs in connection with the forfeiture of such awards, (iv) as required by any employee plan as in effect on February 7, 2023 or amended after the date thereof in accordance with the Merger Agreement, and (v) pursuant to the capped call transactions entered into in connection with the Convertible Notes;

•

establish a record date for, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest of Oak Street Health or its subsidiaries (excluding, for the avoidance of doubt, the Convertible Notes), except for any dividends or other distributions made by any direct or indirect subsidiary of Oak Street Health to Oak Street Health or one of its other subsidiaries;

•

incur, assume, endorse, guarantee, or otherwise become liable for any indebtedness for borrowed money or any material obligation of another person, including by way of a guarantee or an issuance or sale of debt securities, or issue or sell options, warrants, calls or other rights to acquire any debt securities of Oak Street Health or any of its subsidiaries, enter into any “keep well” or other contract to maintain any financial statement or similar condition of another person, or enter into any arrangement having the economic effect of any of the foregoing, except (i) borrowings under the Company credit agreement in amounts available thereunder as of February 7, 2023 or under facilities that replace, renew, extend, refinance or refund such credit agreement (including indebtedness incurred to repay or refinance related fees and expenses); provided, that (A) no such replacement, renewal, extension, refinancing or refund will increase the principal amount of such indebtedness that is the subject thereof, and (B) such refinanced indebtedness will be on then prevailing market terms or on terms substantially consistent with or more beneficial to Oak Street Health and its subsidiaries, taken as a whole, than the indebtedness being replaced, (ii) letters of credit, performance bonds and surety bonds entered into in the ordinary course of business consistent with past practice, (iii) any indebtedness among Oak Street Health and its wholly owned subsidiaries among Oak Street Health’s wholly owned subsidiaries, and

(iv) any additional indebtedness in an amount not to exceed (x) $225,000,000 minus (y) any amounts drawn under clause (i) thereof in the aggregate at any time incurred by Oak Street Health or any of its subsidiaries; provided, that in each case, such indebtedness does not contain any terms or conditions that would prevent or hinder the Merger or other Transactions and only contains prepayment penalties that are consistent with market terms for such type of indebtedness;

•

(i) adopt, amend or modify in any material respect, or terminate any employee plan, (ii) increase the compensation of any director, officer, employee or other service provider, except (A) in the case of clause (i), (I) amendments and modifications in the ordinary course of business consistent with past practice and (II) entering into offer letters that contemplate “at will” employment in conjunction with new hires permitted and (B) in the case of clause (ii), (I) to the extent required pursuant to any employee plan; (II) in conjunction with annual renewal or plan design changes for Oak Street Health’s employee plans that are made in the ordinary course of business consistent with past practice and do not materially increase the cost to Oak Street Health and its subsidiaries; and (III) in conjunction with new hires, promotions and changes in job position or status of any current employee or other service provider who is both (x) not entitled to earn an annual base salary or wage rate that equals or exceeds $275,000 and (y) terminable “at will”; provided that in the case of each of subclause (I) through (III) of clause (ii), any such action is consistent with past practice;

•

compromise or settle (or agree to compromise or settle) certain threatened or actual legal proceedings, including threatened or actual legal proceedings not covered by insurance maintained by Oak Street Health; provided, that, in each case, no such compromise or settlement involves non-monetary relief or any admissions of liability or responsibility by Oak Street Health or any affiliated practice;

•

change Oak Street Health’s or its subsidiaries’ methods, principles or practices of financial accounting, except as required by GAAP or Regulation S-X of the Exchange Act (or any interpretation thereof);

•

incur or commit to incur any capital expenditures other than during the years ended December 31, 2023 and December 31, 2024, in each case, amounts not in excess of 115% of Oak Street Health’s actual capital expenditure spend for the year ended December 31, 2022;

•

(i) other than in the ordinary course of business consistent with past practice, materially modify or materially amend any material rights under, or terminate (other than any material contract or material real property lease that has expired in accordance with its terms) any material contract or material real property lease, (ii) enter into certain contracts that would have constituted a material contract had they been entered into prior to February 7, 2023 or (iii) enter into any contract that would have been a material real property lease had it been entered into prior to February 7, 2023, other than with respect to any contract having an annual rental value of less than $400,000 entered into in the ordinary course of business consistent with past practice;

•

license (other than non-exclusive licenses granted in the ordinary course of business), dedicate to the public, abandon, disclaim, sell, assign, transfer or encumber (other than permitted liens), or contribute as open source software, any material intellectual property owned or purported to be owned by Oak Street Health or any of its subsidiaries or affiliated practices;

•

make any loans or advances to any other person, other than (i) to Oak Street Health or any of its subsidiaries or affiliated practices in the ordinary course of business or (ii) accounts receivable and extensions of credit in the ordinary course of business and advances of expenses to employees, in the case of sub-clauses (i) and (ii), in the ordinary course of business consistent with past practice;

•	adopt, enter into, engage in negotiations for, terminate or materially amend any collective bargaining agreement or other similar agreement with an employee representative body;

•	enter into any new line of business outside of Oak Street Health’s existing business as of February 7, 2023;

•	enter into or adopt any “poison pill” or similar stockholder rights plan;

•

acquire any division, assets, properties, businesses or equity securities in any person (including by merger, amalgamation, plan of arrangement, consolidation or acquisition of securities or assets), other than (i) in or from any wholly owned subsidiary of Oak Street Health to Oak Street Health or any wholly owned subsidiary of Oak Street Health, (ii) acquisition of products and services in the ordinary course of business consistent with past practice, (iii) that do not exceed $50 million in the aggregate or (iv) capital expenditures in accordance with the bullet 10 above;

•

other than in the ordinary course of business consistent with past practice or as otherwise contemplated in bullet 7 above, hire or terminate (other than for cause) the employment or service of any service provider of Oak Street Health and its subsidiaries who is entitled to earn an annual base salary or wage rate equal to or greater than $275,000 (or any individual who would be such a service provider if employed on February 7, 2023);

•

sell, lease, encumber, dispose of or otherwise transfer any of Oak Street Health’s or its subsidiaries’ assets (other than a sale, lease or transfer from Oak Street Health or a wholly owned subsidiary of Oak Street Health to a wholly owned subsidiary of Oak Street Health), securities, properties, interests or businesses if the aggregate amount of consideration paid or transferred to Oak Street Health and its subsidiaries would exceed $50 million in the aggregate, other than sales of Oak Street Health products and services, inventory or used equipment in the ordinary course of business consistent with past practice;

•

(i) change (or file a request to change) any material method of tax accounting or any annual tax accounting period, (ii) change any material tax election of the Company or its subsidiaries, (iii) settle or compromise any claim, investigation, audit or controversy relating to material taxes in excess of the reserves established by the Company or its subsidiaries for such claim, investigation, audit or controversy, (iv) file any amended income or other material tax return other than required by law or (v) waive or agree to extend the statute of limitations with respect to any tax return other than pursuant to extensions of time to file tax returns obtained in the ordinary course of business; or

•	agree, resolve or commit to take any of the foregoing actions.

No-Shop; Oak Street Health Board Recommendation Change

No-Shop

From February 7, 2023 until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Oak Street Health and its subsidiaries agreed to not, and agreed to not instruct (and use their respective reasonable best efforts to cause) any of their respective representatives (in their capacities as such) not to, directly or indirectly:

•

solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or could reasonably be expected to lead to, an Acquisition Proposal (as defined below);

•

furnish to any person (other than CVS Pharmacy or Merger Sub) any non-public information relating to Oak Street Health, any of its subsidiaries or its affiliated practices, in connection with the making, submission or announcement of, or to knowingly encourage, induce or facilitate, a proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•

participate or engage in discussions or negotiations with any person with respect to an Acquisition Proposal (or inquiries, proposals or offers that could reasonably be expected to lead to an inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal);

•	approve, endorse or recommend an Acquisition Proposal; or

•

enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to any Acquisition Proposal (other than certain acceptable confidentiality agreements) (an “Alternative Acquisition Agreement”).

Oak Street Health also agreed to, after February 7, 2023, instruct and use reasonable best efforts to cause its subsidiaries and any of their respective representatives (in their capacities as such) to (x) cease and terminate any discussions, communications or negotiations with any person (other than CVS Pharmacy and its representatives) in connection with an Acquisition Proposal or a proposal or offer that would reasonably be expected to lead to an Acquisition Proposal by such person, (y) promptly (and in any event within one business day after February 7, 2023) shut off all access granted to any such person to any electronic data room maintained by or on behalf of Oak Street Health or its subsidiaries with respect to any Acquisition Proposal and request that all non-public information previously provided be returned or destroyed in accordance with the applicable confidentiality agreement.

From February 7, 2023 until the earlier to occur of the termination of the Merger Agreement and the Effective Time, Oak Street Health will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any existing standstill or similar provision that prohibits a proposal being made to the Oak Street Health Board unless (A) the Oak Street Health Board has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, and (B) Oak Street Health promptly (and in any event within 24 hours) notifies CVS Pharmacy in writing of any such waiver, amendment or release.

If, at any time on or after February 7, 2023, until the earlier to occur of the termination of the Merger Agreement and Oak Street Health’s receipt of the Oak Street Health stockholder approval, the Oak Street Health Board receives an Acquisition Proposal that the Oak Street Health Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal (as defined below), Oak Street Health is entitled to (i) participate or engage in discussions or negotiations with, (ii) furnish any non-public information relating to Oak Street Health or any of its subsidiaries to the person making such Acquisition Proposal, or (iii) afford access to the business and personnel of Oak Street Health or any of its subsidiaries, in each case with respect to an Acquisition Proposal that did not result from a breach of Oak Street Health’s no-shop obligations under the Merger Agreement (other than a de minimis breach). Oak Street Health will provide to CVS Pharmacy any non-public information or data that is provided to such person and was not previously made available to CVS Pharmacy substantially concurrently the time it is provided to such person.

From and after February 7, 2023, Oak Street Health agreed to as promptly as practicable (and in any event within 24 hours) notify CVS Pharmacy of its receipt of any Acquisition Proposal. Such notice must include the identity of the person making such Acquisition Proposal and a copy of such Acquisition Proposal. Oak Street Health must also keep CVS Pharmacy (and its outside counsel) reasonably informed, on a prompt basis (and in any event, within 24 hours), of the status and material terms of any such Acquisition Proposal (including with respect to any change in price or other material amendments) and any related discussions or negotiations. Oak Street Health agreed to, promptly upon receipt or delivery thereof (and in any event within 24 hours), provide CVS Pharmacy with copies of all drafts and final versions of definitive agreements, including schedules and exhibits thereto (in each case, or substantial and material portions thereof) relating to such Acquisition Proposal, in each case, exchanged between Oak Street Health, on the one hand, and the person making such Acquisition Proposal, on the other hand. Oak Street Health will not, and will cause its subsidiaries not to, enter into any agreement with any person subsequent to February 7, 2023 which prohibits Oak Street Health from providing any information to CVS Pharmacy.

As used in the Merger Agreement, the term “Acquisition Proposal” means any bona fide written offer or proposal (other than an offer or proposal by CVS Pharmacy or Merger Sub) to engage in an Acquisition Transaction. Furthermore, the term “Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving:

•

any direct or indirect purchase or other acquisition of shares of more than 20% of the outstanding Oak Street Health common stock or any other securities of the Company representing more than 20% of Oak Street Health common stock outstanding or more than 20% of the voting power of Oak Street

Health common stock outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer;

•

any direct or indirect purchase or other acquisition of more than 20% of the consolidated assets, net revenue or net income of Oak Street Health and its subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition as determined in good faith by the Oak Street Health Board);

•

any merger, consolidation, business combination, share exchange recapitalization, reorganization, liquidation, dissolution or other transaction involving Oak Street Health or any of its subsidiaries pursuant to which any person (other than controlled affiliates of the Specified Stockholders that are investment funds) would hold, directly or indirectly more than 20% of the equity interests of Oak Street Health or the surviving or resulting entity of such transaction after giving effect to the consummation of such transaction; or

•	any combination of the foregoing.

For the avoidance of doubt, the Merger and the other transactions contemplated by the Merger Agreement will not be deemed an Acquisition Transaction.

As used in the Merger Agreement, the term “Superior Proposal” means any Acquisition Proposal for an Acquisition Transaction on terms that the Oak Street Health Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) would be more favorable to Oak Street Health stockholders (solely in their capacity as such) than the Transactions (taking into account any aspects of such proposal, including the person making the Acquisition Proposal and all legal, regulatory and financing aspects that the Oak Street Health Board (or a committee thereof) considers relevant). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

Oak Street Health Board Recommendation Change

The Oak Street Health Board may not (any of the following actions, an “Oak Street Health Board Recommendation Change”):

•

withhold, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, its recommendation to Oak Street Health stockholders to adopt the Merger Agreement (the “Oak Street Health Board Recommendation”) in a manner adverse to CVS Pharmacy, including failing to include the Oak Street Health Board Recommendation in the proxy statement;

•

fail to recommend against a tender or exchange offer related to an Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act by the close of business on the tenth business day after the commencement of such Acquisition Proposal,

•

adopt, endorse, approve, recommend or declare advisable, or propose publicly to adopt, endorse, approve, recommend or declare advisable, or submit to Oak Street Health stockholders for approval or adoption, any Acquisition Proposal; or

•

fail to publicly reaffirm the Oak Street Health Board Recommendation within ten business days of receiving a written request from CVS Pharmacy to provide such public reaffirmation following receipt by Oak Street Health of a publicly announced Acquisition Proposal; provided, that CVS Pharmacy may deliver only one such request with respect to any Acquisition Proposal.

In addition, neither Oak Street Health nor any subsidiary of Oak Street Health may enter into an Alternative Acquisition Agreement.

Notwithstanding anything in the Merger Agreement to the contrary, at any time prior to obtaining the Oak Street Health stockholder approval, the Oak Street Health Board or any committee of the Oak Street Health

Board may make an Oak Street Health Board Recommendation Change in response to (i) a Superior Proposal, if it determines in good faith (after consultation with its outside legal counsel), that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, or (ii) any change, event, effect, condition, occurrence or development (other than any change, event, effect, condition, occurrence or development primarily resulting from the breach of the Merger Agreement by Oak Street Health) that (1) occurred or arose after February 7, 2023 that was not known or reasonably foreseeable or the consequences of which were not known or reasonably foreseeable to the Oak Street Health Board on February 7, 2023 and (2) does not relate to (A) any Acquisition Proposal, (B) any change in price of Oak Street Health common stock in and of itself, or (C) the fact, in and of itself, that Oak Street Health exceeds any internal or published projections, estimates or expectations of Oak Street Health’s revenue, earnings or other financial performance or results of operations for any period (an “Intervening Event”); provided, however, that the underlying reasons for such changes or events described in clauses (B) and (C) may constitute an Intervening Event, if it determines in good faith (after consultation with its outside legal counsel) that the failure to do so is inconsistent with its fiduciary duties under applicable law, subject in each case to compliance with the procedures described below.

In the case of a Superior Proposal, no Oak Street Health Board Recommendation Change and/or termination of the Merger Agreement may be made:

•

until after the fourth business day following written notice from Oak Street Health to CVS Pharmacy that the Oak Street Health Board intends to effect an Oak Street Health Board Recommendation Change and/or terminate the Merger Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal, including the identity of the third party making such Superior Proposal, the material terms of such Superior Proposal and copies of all definitive agreements relating to such Superior Proposal (with any amendment to the financial terms or any other material term of such Superior Proposal requiring a new notice of superior proposal with a new notice period of two business days); and

•

unless during such four business day period (or two business day period following an amended proposal), Oak Street Health agreed to negotiate with CVS Pharmacy in good faith (to the extent that CVS Pharmacy desires to so negotiate) to enable CVS Pharmacy to make such adjustments to the terms and conditions of the Merger Agreement in such a manner that would obviate the need to effect an Oak Street Health Board Recommendation Change or termination, following which the Oak Street Health Board has determined in good faith (after consultation with its financial advisors and outside legal counsel), that even after giving effect to such adjustments proposed by CVS Pharmacy, such Superior Proposal still constitutes a Superior Proposal and the failure to either (x) effect an Oak Street Health Board Recommendation Change in connection therewith or (y) terminate the Merger Agreement to enter into such Acquisition Proposal would continue to be reasonably likely to be inconsistent with the Oak Street Health Board’s fiduciary duties under applicable law.

In the case of an Intervening Event, no adverse recommendation change may be made:

•

until after the fourth business day following written notice from Oak Street Health to CVS Pharmacy that the Oak Street Health Board intends to effect an Oak Street Health Board Recommendation Change in response to such Intervening Event, which notice will specify the basis for such change in the Oak Street Health Board Recommendation, including all material information available to Oak Street Health with respect to such Intervening Event; and

•

unless during such four business day period, Oak Street Health agreed to negotiate with CVS Pharmacy in good faith (to the extent that CVS Pharmacy desires to so negotiate) to enable CVS Pharmacy to make such adjustments to the terms and conditions of the Merger Agreement in such a manner that would obviate the need to effect such Oak Street Health Board Recommendation Change, following which the Oak Street Health Board has determined in good faith (after consultation with its outside legal counsel), that even after giving effect to such adjustments proposed by CVS Pharmacy, the failure to effect an Oak Street Health Board Recommendation Change would continue to be reasonably likely to be inconsistent with the Oak Street Health Board’s fiduciary duties under applicable law.

Reasonable Best Efforts; Antitrust Filings

Oak Street Health and CVS Pharmacy agreed to use their reasonable best efforts to take, or cause to be taken (including by their respective subsidiaries), all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated by the Merger Agreement, including by:

•	causing the conditions to the Merger as set forth in the Merger Agreement to be satisfied;

•	obtaining all consents, waivers, approvals, orders and authorizations from governmental authorities; and

•	making all registrations, declarations and filings with governmental authorities.

Oak Street Health agreed to use its commercially reasonable efforts to obtain, in consultation with CVS Pharmacy, all consents, waivers and approvals and deliver all notifications pursuant to any contracts to which the Company or its subsidiaries is a party in connection with the Merger Agreement and the consummation of the Transactions.

Each of Oak Street Health, on the one hand, and CVS Health, on the other hand, agreed to:

•

file with the FTC and Antitrust Division of the DOJ a Notification and Report Form (and, if applicable, cause their respective affiliates to make such filing) as required under the HSR Act with respect to the Merger and the Merger Agreement and agreed to use reasonable best efforts to promptly as practicable cause the expiration or termination of any applicable waiting periods under the HSR Act; and

•

use reasonable best efforts to take all action necessary, proper or advisable to promptly as practicable, and in any event so as to permit the consummation of the Merger prior to the Termination Date, including by:

•	causing the expiration or termination of any applicable waiting periods under the HSR Act;

•	obtaining all clearances, consents, approvals, waivers, actions, non-actions and other authorizations pursuant to any antitrust laws applicable to the Merger; and

•	ensuring no governmental authority enters any order, decision, judgment, decree, ruling or injunction preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger.

Each party also agreed to:

•	promptly inform (and to cause its affiliates to inform) the other parties of any substantive communication from any governmental authority regarding the Merger;

•

make (or cause to be made) an appropriate response to any comments or request for additional information or documentary material from any governmental authority as promptly as practicable, after consultation with the other party;

•

not enter into any agreement or understanding with any governmental authority to delay or not consummate the Transactions, or otherwise stay, toll or extend, directly or indirectly, any applicable waiting period under the HSR Act or other applicable antitrust law without the consent of the other party (treating CVS Pharmacy, CVS Health and Merger Sub as one party for this purpose), except that CVS Health may, without the consent of Oak Street Health, voluntarily withdraw its notification under the HSR Act on one occasion and refile its HSR Act notification within two business days unless otherwise agreed by the parties; and

•

in the event that any governmental authority issues a request for additional information and documents in relation to the Merger (which we refer to as a “Second Request”), to use reasonable best efforts to be ready to certify substantial compliance within four months after the date of receipt of such Second Request.

Subject to applicable law, each of the parties will (and will cause their respective affiliates to) promptly notify the other parties, and provide the other parties with copies of, any material communications received by a governmental authority in connection with the Merger, provide the other parties a reasonable amount of time to review and discuss in advance (and consider in good faith any comments) any proposed draft notifications, formal notifications, filing, submission or other written or oral communication made in connection with the Merger to a governmental authority by any such person, except for the parties’ HSR filings, keep the other parties informed with respect to such submissions and filings, and not independently participate in any substantive meeting, hearing, proceeding or discussion with or before any governmental authority in respect of the Merger without giving the other party reasonable prior notice and the opportunity to attend and participate.

In furtherance and not in limitation of the other covenants related to the HSR Act, if and to the extent necessary to obtain clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations pursuant to the HSR Act, and to avoid or eliminate each and every impediment under any antitrust law and any other laws applicable to the Merger as promptly as practicable and to ensure that no governmental authority enters any order, decision, judgment, decree, ruling, or injunction preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, each of the parties agreed to (and to cause their respective affiliates to, if applicable) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, and take all action to avoid or eliminate each and every impediment and obtain all clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under the HSR Act and any other laws as promptly as practicable, including:

•

the sale, divestiture, license, transfer, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of CVS Health and its affiliates (and following the closing, Oak Street Health and its subsidiaries);

•

the termination, modification, or assignment of existing relationships, joint ventures, contracts, obligations of CVS Health and its affiliates (and following the closing, Oak Street Health and its subsidiaries);

•	the modification of any course of conduct regarding future operations of CVS Health and its affiliates (and following the closing, Oak Street Health and its subsidiaries); and

•

any other restrictions on the activities of CVS Health and its affiliates (and following the closing, Oak Street Health and its subsidiaries), including their ability to retain one or more of their respective operations, divisions, businesses, product lines, customers, assets, or rights or interests, or their freedom of action, with respect to the assets, properties, or businesses to be acquired pursuant to the Merger Agreement (any such actions contemplated by bullets one to four, collectively, “Remedial Actions”), in each case so as to allow the consummation of the Merger as soon as practicable (and in any event so as to allow the consummation of the Merger prior to the Termination Date);

provided that CVS Health is not required to take any action, including any Remedial Action that, individually or in the aggregate, together with one or more other Remedial Actions, would reasonably be expected to result in a Burdensome Condition. For purposes of this proxy statement, “Burdensome Condition” means any term, condition, obligation, requirement, limitation, prohibition, remedy, sanction or other action imposed upon CVS Health or Oak Street Health (or any of their respective subsidiaries) in connection with effecting the expiration of any waiting period (and any extension thereof) under any antitrust law applicable to the Merger or obtaining from a governmental authority any consent, approval, permit or authorization, in each case necessary in order to consummate the Merger, that would impose any requirement on any business or assets of CVS Health or Oak Street Health which would (i) result in an Oak Street Health Material Adverse Effect (as defined in this proxy statement) or (ii) result in an effect on CVS Health’s existing business that would be commensurate in magnitude to an Oak Street Health Material Adverse Effect.

CVS Health will oppose any request for, the entry of, and seek to have vacated or terminated, any order, decision, judgment, decree, injunction (preliminary or permanent) or ruling of any governmental authority that could restrain, prevent or delay any required consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations applicable to the Merger, including by defending through litigation any action asserted by any person before any governmental authority and by exhausting all avenues of appeal, including appealing properly any adverse decision or order (including any permanent or preliminary injunction) entered by any governmental authority promptly, and will take all steps reasonably necessary to vacate, suspend or modify any decision, order or injunction so as to permit consummation of the Merger as promptly as practicable and in any event, prior to the Termination Date. Notwithstanding the foregoing, nothing in the Merger Agreement will require the Company or any of its subsidiaries or affiliates to enter into any agreement or consent decree with the DOJ, FTC or any other governmental authority, or take any Remedial Action, that is not conditioned on the closing of the Transactions.

Except as specifically required by the Merger Agreement, CVS Health and Oak Street Health have agreed not to take any action, or refrain from taking any action, the effect of which would be to materially delay or materially impede the ability of the parties to consummate the Merger. CVS Health and Oak Street Health have agreed not to acquire or agree to acquire any person or portion thereof, or otherwise acquire or agree to acquire any assets in the same line of business as Oak Street Health or its subsidiaries (in the case of CVS Health) or any assets in the same line of business as CVS Health (in the case of Oak Street Health) if entering into an agreement relating to, or the consummation of, such acquisition could reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any permit, order, ruling, judgment or injunction or other approvals of any governmental authority necessary to consummate the Transactions or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any governmental authority asserting jurisdiction over the Transactions entering an order, ruling, judgment or injunction prohibiting the consummation of the Transactions, (iii) materially increase the risk of not being able to remove any such order, ruling, judgment or injunction on appeal or otherwise, or (iv) materially delay or prevent the consummation of the Transactions.

Proxy Statement; Oak Street Health Stockholders Meeting

Oak Street Health has agreed to conduct in a timely manner a “broker search” in accordance with Rule 14a-13 of the Exchange Act and establish a record date for the Special Meeting in a manner to enable the record date for the Special Meeting to be set so that such Special Meeting will be duly called and held within 35 days following the mailing of the definitive proxy statement to Oak Street Health stockholders.

Oak Street Health may postpone or adjourn the Special Meeting:

•

to allow additional solicitation of votes in order to obtain the stockholder approval or for the absence of a quorum (provided that the Special Meeting may not be so delayed more than twice or for more than 20 business days in the aggregate beyond the originally scheduled date of the Special Meeting without the prior written consent of CVS Pharmacy (such consent not to be unreasonably withheld, conditioned or delayed));

•	if Oak Street Health is required to postpone or adjourn the Special Meeting by applicable law or a request from the SEC or its staff; or

•

in order to give Oak Street Health stockholders sufficient time to evaluate any information or disclosure that Oak Street Health has sent or otherwise made available to its stockholders (including in connection with any Oak Street Health Board Recommendation Change).

If, at the time of the Special Meeting, a quorum has not been established or Oak Street Health has not received proxies representing a sufficient number of shares of Oak Street Health common stock for the requisite stockholder approval, then Oak Street Health will, at the written request of CVS Pharmacy (to the extent permitted by law), adjourn the Special Meeting to a date specified by CVS Pharmacy; provided that in no event will the Special Meeting be postponed or adjourned at the request of CVS Pharmacy more than twice or for more than 20 business days, in the aggregate, without the prior written consent of Oak Street Health (such consent not to be unreasonably withheld, conditioned or delayed).

Unless there has been an Oak Street Health Board Recommendation Change, the Oak Street Health Board has agreed to use reasonable best efforts to solicit from Oak Street Health stockholders proxies in favor of the adoption of the Merger Agreement. Oak Street Health has agreed to keep CVS Pharmacy informed with respect to proxy solicitation results as reasonably requested by CVS Pharmacy. Unless the Merger Agreement is validly terminated, Oak Street Health will submit the Merger Agreement for a vote by its stockholders at the Special Meeting even if the Oak Street Health Board has effected an Oak Street Health Board Recommendation Change.

Oak Street Health has agreed to ensure that this proxy statement will not, at the time of any distribution or dissemination to Oak Street Health stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading. However, Oak Street Health assumes no responsibility with respect to information supplied by CVS Health, CVS Pharmacy, Merger Sub or any of their representatives or advisors (in their capacities as such) for use or incorporation by reference herein. CVS Pharmacy, CVS Health and Merger Sub agreed to ensure that such information supplied by them for inclusion in this proxy statement will not, at the time of any distribution or dissemination to Oak Street Health stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

If at any time prior to the Special Meeting, any information relating to parties to the Merger Agreement or any of their respective affiliates should be discovered by such parties, the Merger Agreement provides that such information should be set forth in an amendment or supplement to this proxy statement, any other required Oak Street Health filing or any other required filing, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated herein (as applicable) or necessary to make the statements herein (as applicable), in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate party and, to the extent required by applicable law or the SEC or its staff, disseminated to Oak Street Health stockholders.

Subject to applicable law, Oak Street Health will use its reasonable best efforts to cause the definitive proxy statement to be disseminated to Oak Street Health stockholders as promptly as reasonably practicable following the filing thereof with the SEC, and in any event within three business days following confirmation by the SEC that it will not review, or that it has completed its review of, this proxy statement, which confirmation will be deemed to have occurred if the SEC has not affirmatively notified Oak Street Health by 11:59 p.m., New York City time, on the tenth day after such filing of this proxy statement with the SEC that the SEC will or will not be reviewing the proxy statement.

Indemnification of Directors and Officers and Insurance

As of the Effective Time, the surviving corporation and its subsidiaries will, and CVS Pharmacy will cause the surviving corporation and its subsidiaries to, honor and fulfill, in all respects, the obligations of Oak Street Health and its subsidiaries pursuant to any indemnification agreements between Oak Street Health or any of its subsidiaries or affiliates, on the one hand, and any of their respective current or former directors or officers (and any person who becomes a director or officer of Oak Street Health or any of its subsidiaries prior to the Effective Time), on the other hand (each an “Indemnified Person” and, collectively, the “Indemnified Persons”). In addition, for a period of six years following the Effective Time, the surviving company or any of its subsidiaries will, and CVS Pharmacy will cause the surviving company and its subsidiaries to, cause all the organizational documents of the surviving corporation and its subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, advancement and reimbursement of expenses provisions set forth in the organizational documents as of February 7, 2023, which provisions will not be repealed, amended or otherwise modified in any adverse manner except as required by applicable law.

For a period of six years following the Effective Time, the surviving corporation will, and CVS Pharmacy will cause the surviving corporation to, indemnify and hold harmless, to the fullest extent permitted by applicable law, each Indemnified Person from and against any costs, fees and expenses (including reasonable and documented attorneys’ fees and investigation expenses), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to the fact that an Indemnified Person is or was a director or officer of Oak Street Health or any of its subsidiaries; any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director or officer of Oak Street Health or any of its subsidiaries, or taken at the request of Oak Street Health or such subsidiary (including in connection with serving at the request of Oak Street Health or such subsidiary as a director, officer, employee, agent, trustee or fiduciary of another person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and the Merger, as well as any actions taken by Oak Street Health, CVS Pharmacy or Merger Sub with respect to the Merger.

If, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to CVS Pharmacy a written notice asserting a claim for indemnification, then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such legal proceeding, the surviving corporation will (and CVS Pharmacy will cause the surviving corporation to) advance all fees and expenses (including fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such legal proceeding; provided, that any person to whom fees and expenses are advanced will be obligated to return the advanced fees and expenses if it is determined that such person is not entitled to indemnification. None of CVS Pharmacy, the surviving corporation nor any of their respective affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which indemnification may be sought by an Indemnified Person unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of or relating to such legal proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the surviving corporation (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the surviving corporation.

For a period of six years following the Effective Time, the surviving corporation will, and CVS Pharmacy will cause the surviving corporation to, maintain in effect Oak Street Health’s current directors’ and officers’ liability and similar insurance in respect of acts or omissions occurring at or prior to the Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are no less favorable in any material respect than those of Oak Street Health’s current directors’ and officers’ liability insurance in effect as of immediately prior to the Effective Time; provided, that in no event will the surviving corporation be obligated to pay annual premiums in excess of 300% of the amount paid by Oak Street Health for coverage for its last full fiscal year, which amount is referred to as the “maximum annual premium.” If the annual premiums of such insurance coverage exceed the maximum annual premium, then CVS Pharmacy and the surviving corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the maximum annual premium from an insurance carrier. In satisfaction of the foregoing obligations, prior to the Effective Time, Oak Street Health may purchase a prepaid “tail” policy with respect to Oak Street Health’s current directors’ and officers’ liability insurance from an insurance carrier with the same or better credit rating as Oak Street Health’s current directors’ and officers’ liability insurance carrier so long as the aggregate cost for such

“tail” policy does not exceed the maximum annual premium. If Oak Street Health elects to purchase such a “tail” policy prior to the Effective Time, the surviving corporation will (and CVS Pharmacy will cause the surviving corporation to) maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations under such “tail” policy in lieu of the maintenance of Oak Street Health’s current directors’ and officers’ liability and similar insurance.

Employee Benefits Matters

For a period of 12 months following the Effective Time, CVS Pharmacy agreed to provide each employee of Oak Street Health or its subsidiaries who is employed by Oak Street Health or its subsidiaries immediately prior to the Effective Time and who continues employment with CVS Pharmacy or any subsidiary of CVS Pharmacy (including the surviving corporation) immediately following the Effective Time (a “Continuing Employee”) with (1) base salary or wage rate, target cash incentive opportunities (including bonus and commission, but excluding retention, change in control or transaction compensation) and target equity or equity-based incentive opportunities that are no less favorable in the aggregate to those in effect for such Continuing Employee immediately before the Effective Time; (2) severance and termination benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time; and (3) all other employee benefits that are no less favorable in the aggregate to those in effect for (or available to) such Continuing Employee under Oak Street Health’s employee plans as of the Effective Time or that are provided by CVS Pharmacy to similarly-situated employees of CVS Pharmacy (excluding any defined benefit pension plan benefits).

With respect to each of Oak Street Health’s annual cash incentive plans (each, an “Oak Street Health Incentive Plan”), for the fiscal year in which the Effective Time occurs, the surviving corporation and its subsidiaries will (and CVS Pharmacy will cause the surviving corporation and its subsidiaries to) pay to each Continuing Employee who remains employed with CVS Pharmacy, the surviving corporation or their respective affiliates through the end of such fiscal year, at the same time or times that CVS Pharmacy, the surviving corporation or their applicable affiliate pays annual bonuses in respect of such fiscal year to other similarly situated employees thereof but in no event later than March 15 immediately after the end of such fiscal year, a bonus for such fiscal year (the “Annual Bonus”) that is equal to the greater of (i) the target Annual Bonus that such Continuing Employee would have been entitled to receive under the applicable Oak Street Health Incentive Plan for such fiscal year, and (ii) the Annual Bonus that such Continuing Employee is entitled to receive under the applicable Oak Street Health Incentive Plan based on actual level of achievement of the applicable performance criteria for such fiscal year (as determined after giving appropriate effect to the Merger). Notwithstanding anything to the contrary in the foregoing and unless otherwise provided in an applicable employee plan, if a Continuing Employee’s employment is terminated without “cause” or due to a resignation by the Continuing Employee for “good reason” before payment of the Annual Bonus (a “Qualifying Termination”), the surviving corporation and its subsidiaries will (and CVS Pharmacy will cause the surviving corporation and its subsidiaries to) pay to such Continuing Employee, no later than 30 days following the date of such Qualifying Termination, subject to such Continuing Employee executing and not revoking a general release of claims in a customary form in favor of the surviving corporation, CVS Pharmacy and each of their respective subsidiaries and affiliates, a pro-rated portion of the target Annual Bonus that such Continuing Employee would have been entitled to receive under the applicable Oak Street Health Incentive Plan for such fiscal year if such Continuing Employee had remained employed, with such proration based on the relative portion of the fiscal year during which such Continuing Employee was employed with the Company, CVS Pharmacy, the surviving corporation or any of their respective affiliates.

With respect to each benefit or compensation plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Effective Time (each such plans, a “New Plan”), the surviving corporation and its subsidiaries will (and CVS Pharmacy will cause the surviving corporation and its subsidiaries to) cause to be granted to such Continuing Employee credit for all service with Oak Street Health and its subsidiaries prior to the Effective Time for which credit was provided by the Company prior to the

Effective Time for purposes of eligibility to participate, vesting, entitlement to benefits, vacation and other time off accrual, equity or equity-based incentive compensation and severance entitlement or terminations pay, except to the extent that such credit would result in duplication of benefits or the funding thereof for the same period of service. In addition, (i) the surviving corporation and its subsidiaries will use commercially reasonable efforts to cause each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces the Continuing Employee’s coverage pursuant to a corresponding employee plan (each such plan, an “Old Plan”); (ii) for purposes of each New Plan providing health and welfare benefits, the surviving corporation and its subsidiaries will use commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents; (iii) for purposes of each New Plan providing health and welfare benefits, the surviving corporation and its subsidiaries will use commercially reasonable efforts to recognize or credit, in the manner determined by CVS Pharmacy in its discretion, any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the corresponding Old Plan ending on the date that Continuing Employees’ participation in the corresponding New Plan begin; and (iv) the surviving corporation and its subsidiaries will use commercially reasonable efforts to credit the accounts of the Continuing Employees pursuant to any New Plan that is a flexible spending account plan with any unused balances in the account of such Continuing Employees under the Old Plan that is a flexible spending account plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time.

To the extent requested in writing by CVS Pharmacy at least ten business days prior to the Effective Time, the Company will, or will cause its applicable affiliate to, (i) take all actions necessary to terminate the Oak Street Health 401(k) Plan, effective no later than the day immediately preceding the Effective Time and (ii) provide CVS Pharmacy with evidence that the Oak Street Health 401(k) Plan has been terminated, with the termination of the Oak Street Health 401(k) Plan effective no later than the day immediately preceding the Effective Time, pursuant to a duly adopted resolution of the Oak Street Health or its applicable affiliate (the form and substance of which will be subject to review and approval by CVS Pharmacy, which approval will not be unreasonably withheld, conditioned or delayed) not later than seven days prior to the Effective Time. If the Oak Street Health 401(k) Plan is terminated in accordance with the prior sentence, CVS Pharmacy will or will cause its applicable affiliate to permit each Continuing Employee who participated in the Oak Street Health 401(k) Plan immediately prior to the Effective Time to (i) participate in a tax-qualified defined contribution retirement plan sponsored by CVS Pharmacy or its applicable affiliate (the “CVS Pharmacy 401(k) Plan”), effective as soon as possible after the Effective Time, but in no case later than the first day of the month following the Effective Time, and (ii) make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, including loans) in the form of cash, notes (in the case of loans) or a combination thereof, in an amount equal to the account balance distributed or distributable to such Continuing Employee from the Oak Street Health 401(k) Plan to the CVS Pharmacy 401(k) Plan, provided that all such rollovers are in a single plan-to-plan transfer (to the extent the recordkeeper of the Oak Street Health 401(k) Plan can accommodate such plan-to-plan transfer), and will credit to such Continuing Employee for all purposes under the CVS Pharmacy 401(k) Plan all service credited by the Company or any of its subsidiaries prior to the closing under the Oak Street Health 401(k) Plan, pursuant to the terms of the Oak Street Health 401(k) Plan in effect as of February 7, 2023.

The Merger Agreement provides that the foregoing provisions described under this “ — Employee Benefits Matters” section will not be deemed to: (i) create any rights to continued employment or service or guarantee employment for any period of time with CVS Pharmacy, the surviving corporation or any Oak Street Health subsidiary or affiliated practice or any of their respective affiliates, or preclude the ability of CVS Pharmacy, the surviving corporation or any of their respective subsidiaries to terminate any service provider at any time and for any reason; (ii) create, terminate, modify, or amend any employee plan or any other benefit or compensation plan, program, agreement or arrangement, or limit the ability of the CVS Pharmacy, the surviving corporation or any of its subsidiaries to amend, modify, or terminate any benefit or compensation plan, program, policy, contract, agreement or arrangement at any time; (iii) alter or limit the ability of CVS Pharmacy or the surviving corporation or any of their respective affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them; or (iv)  create any third party beneficiary rights in any current or former service provider (or beneficiary or dependent thereof).

Other Agreements

The Merger Agreement contains additional agreements between the parties relating to, among other things:

•	repayment and discharge of Oak Street Health’s indebtedness in connection with the Merger;

•	access to information of Oak Street Health;

•	notification of certain matters;

•	treatment of Oak Street Health’s Convertible Notes and related capped call transactions;

•	confidentiality;

•	consultations regarding public statements and disclosure; and

•	litigation relating to the transactions contemplated by the Merger Agreement.

Conditions of the Merger

The obligations of Oak Street Health, CVS Pharmacy and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of various conditions on or prior to the Effective Time, including the following:

•	the adoption of the Merger Agreement by Oak Street Health stockholders at the Special Meeting;

•

the expiration or termination of any applicable waiting period under the HSR Act (see the section of this proxy statement titled “The Merger — Regulatory Approvals Required for the Merger”) (the “HSR Condition”); and

•

no law, judgment, decision, injunction or order from any governmental authority in the United States having jurisdiction over any party to the Merger Agreement (whether temporary, preliminary or permanent) prohibiting, enjoining or otherwise making illegal the consummation of the Merger has been enacted, entered, promulgated and be continuing in effect (the “Legal Restraint Condition”).

CVS Pharmacy and Merger Sub’s obligations to consummate the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver of the following additional conditions:

•

certain representations and warranties regarding Oak Street Health’s corporate existence and power, corporate authorization, capital structure and finders’ and brokers’ fees being true and correct in all material respects as of the closing;

•

certain representations and warranties regarding Oak Street Health’s capitalization being true and correct in all respects as of the closing, except for any inaccuracies relative to the total fully-diluted equity capitalization of Oak Street Health as of the closing date that do not result in an increase in the aggregate consideration otherwise payable by CVS Pharmacy in the Merger by more than $20,000,000;

•	the representations and warranties made by Oak Street Health relating to the absence of an Oak Street Health Material Adverse Effect being true and correct in all respects as of the closing;

•

the other representations and warranties made by Oak Street Health in the Merger Agreement being true and correct in all respects as of the closing, except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Oak Street Health Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have an Oak Street Health Material Adverse Effect;

•

Oak Street Health has performed or compiled in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by Oak Street Health at or prior to the closing;

•

receipt by CVS Pharmacy and Merger Sub of a certificate of Oak Street Health, executed for and on behalf of Oak Street Health by a duly authorized executive officer of Oak Street Health certifying to the satisfaction of the conditions described immediately above; and

•	no Oak Street Health Material Adverse Effect having occurred since February 7, 2023.

Oak Street Health’s obligations to consummate the Merger are subject to the satisfaction or waiver of the following additional conditions:

•

the representations and warranties made by CVS Pharmacy, CVS Health and Merger Sub set forth in the Merger Agreement being true and correct as of the closing, except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “CVS Pharmacy Material Adverse Effect” or words of similar import) would not have a CVS Pharmacy Material Adverse Effect;

•

CVS Pharmacy, CVS Health and Merger Sub have performed or complied in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by it at or prior to closing; and

•

receipt by Oak Street Health of a certificate of CVS Pharmacy and Merger Sub, executed for and on behalf of CVS Pharmacy and Merger Sub certifying to the satisfaction of the conditions described immediately above.

The consummation of the Merger is not conditioned upon CVS Pharmacy’s ability to obtain financing.

Oak Street Health, CVS Pharmacy and Merger Sub can provide no assurance that all of the conditions precedent to the Merger will be satisfied or waived by the party permitted to do so.

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time in the following circumstances:

•	by mutual written agreement of CVS Pharmacy and Oak Street Health;

•	by either CVS Pharmacy or Oak Street Health if:

•

(i) any final and non-appealable judgment injunction or order issued by any court of competent jurisdiction in the United States, preventing or enjoining the consummation of the Merger is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger or (ii) any law has been enacted, entered or enforced that prohibits, makes illegal or enjoins the Merger (referred to as a “Legal Restraint Termination”);

•

the Merger is not consummated by 11:59 p.m., New York City time, on February 7, 2024 (the “Initial Termination Date” and any extensions thereof, the “Termination Date”); provided, however, that (i) the Initial Termination Date will be automatically extended until 11:59 p.m., New York City time, on August 7, 2024 (the “Extended Termination Date”) if all conditions to the closing of the Merger other than the HSR Condition and the Legal Restraint Condition (solely to the extent related to the HSR Act) have been satisfied or waived as of the Initial Termination

Date, (ii) the Extended Termination Date will be further automatically extended until 11:59 p.m., New York City time, on December 23, 2024 if all conditions to the closing of the Merger other than the HSR Condition and the Legal Restraint Condition (solely to the extent related to the HSR Act) have been satisfied or waived as of the Extended Termination Date; and provided, further, that the right to terminate the Merger Agreement on this basis is not available to any party (treating CVS Pharmacy, CVS Health and Merger Sub as one party for this purpose) if the failure of the Merger to be consummated prior to the Termination Date was primarily caused by or primarily the result of the material breach by such party (treating CVS Pharmacy, CVS Health and Merger Sub as one party for this purpose) of any of its obligations under the Merger Agreement (referred to as a “Termination Date Termination”); and

•

the holders of a majority of the outstanding shares of Oak Street Health common stock entitled to vote at the Special Meeting fail to adopt the Merger Agreement at the Special Meeting (referred to as a “Stockholder Vote Termination”);

•	by CVS Pharmacy if:

•

subject to cure rights, Oak Street Health breaches or fails to perform any representation, warranty, covenant or other agreement contained in the Merger Agreement that would result in a condition to the closing of the Merger not being satisfied and such breach has not been timely cured (provided that none of CVS Pharmacy, CVS Health or Merger Sub is then in material breach of its obligations under the Merger Agreement such that Oak Street Health would be entitled to terminate the Merger Agreement pursuant to the CVS Breach Termination) (referred to as an “Oak Street Health Breach Termination”); or

•

prior to the adoption of the Merger Agreement by Oak Street Health stockholders, the Oak Street Health Board has effected an Oak Street Health Board Recommendation Change (referred to as a “Recommendation Change Termination”);

•	by Oak Street Health if:

•

subject to cure rights, CVS Pharmacy, CVS Health or Merger Sub breaches or fails to perform any representation, warranty, covenant or other agreement contained in the Merger Agreement that would result in a condition to the closing of the Merger not being satisfied and such breach has not been timely cured (provided that Oak Street Health is not then in material breach of its obligations under the Merger Agreement such that CVS Pharmacy would be entitled to terminate the Merger Agreement pursuant to the Oak Street Health Breach Termination) (referred to as a “CVS Breach Termination”); or

•

prior to the adoption of the Merger Agreement by Oak Street Health stockholders, in order to substantially concurrently enter into an Alternative Acquisition Agreement with respect to a Superior Proposal received after February 7, 2023, if Oak Street Health has not breached its obligations under the no-shop provisions in the Merger Agreement (other than in a de minimis respect) with respect to such Superior Proposal and substantially concurrently with such termination, Oak Street Health pays CVS Pharmacy the Company Termination Fee (summarized below) (referred to as a “Superior Proposal Termination”).

Effect of Termination

Any valid termination of the Merger Agreement will be effective immediately upon the delivery of written notice by the terminating party to the other parties, and the Merger Agreement will be of no further force or effect without liability of any party to the other parties, as applicable, except that certain provisions of the Merger Agreement, including with respect to the provisions regarding public statements, the effect of termination and payment of termination fees and related expenses and the general provisions contained in Article IX of the Merger Agreement will survive the termination of the Merger Agreement. No valid termination of the Merger Agreement will relieve or release any party from any liabilities or damages arising out of its willful and material breach of any provision of the Merger Agreement, in a circumstance where the Company Termination Fee (as defined below) or the CVS Termination Fee (as defined below), as applicable, is not payable. Receipt of the Company Termination Fee or the CVS Termination Fee, as applicable, in a circumstance where such fee is payable, together with any enforcement expenses, will constitute the sole and exclusive remedy of the recipient of such termination fee against the party paying such termination fee and its affiliates, including in the event of a “willful and material breach” of such party. For purposes of this proxy statement, a “willful and material breach” means a material breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would cause or constitute a material breach of the Merger Agreement.

Termination Fees

Oak Street Health will be required to pay CVS Pharmacy a termination fee of $300 million (the “Company Termination Fee”) if (i) the Merger Agreement is validly terminated for a Superior Proposal Termination, (ii) if the Merger Agreement is validly terminated for a Recommendation Change Termination or (iii) if the Merger Agreement is validly terminated (A) (x) for a Stockholder Vote Termination or (y) for an Oak Street Health Breach Termination, (B) prior to the taking of a vote or the breach, as applicable, giving rise to such termination right, a third party will have publicly made and not withdrawn an Acquisition Proposal, and (C) within 12 months of such termination of the Merger Agreement, Oak Street Health consummates or enters into a definitive agreement providing for the consummation of any alternate Acquisition Transaction that is subsequently consummated whether during or following such 12-month period. For purposes of this paragraph, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

CVS Pharmacy will be required to pay Oak Street Health a termination fee of $500 million (the “CVS Termination Fee”) if (i) the Merger Agreement is validly terminated for a Termination Date Termination or a Legal Restraint Termination (solely to the extent related to United States federal antitrust laws) and at such time, all conditions to the closing of the Merger other than the HSR Condition and the Legal Restraint Condition (solely to the extent related to United States federal antitrust laws) have been satisfied or waived or (ii) if the Merger Agreement is validly terminated for a CVS Breach Termination related to the regulatory covenants of CVS Health, CVS Pharmacy and Merger Sub under the Merger Agreement.

In circumstances where the Company Termination Fee or the CVS Termination Fee, as applicable, is payable under the Merger Agreement, the liability of the Company and CVS Health (and their respective affiliates) under the Merger Agreement is respectively capped at the Company Termination Fee and the CVS Termination Fee. In no event will (i) the Company be required to pay the Company Termination Fee on more than one occasion, or (ii) CVS Pharmacy be required to pay the CVS Termination Fee on more than one occasion, whether or not the Company Termination Fee or the CVS Termination Fee, as applicable, may be payable pursuant to more than one provision of the Merger Agreement at the same or at different times and upon the occurrence of different events.

Specific Performance

The parties to the Merger Agreement will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement. Any party seeking an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically its terms and provisions will not be required to provide any bond or other security in connection with such injunction or enforcement.

Amendments and Waivers

Prior to the Oak Street Health stockholder approval, the Merger Agreement may be amended at any time by the parties to the Merger Agreement, however, following the receipt of the Oak Street Health stockholder approval, no amendment to the Merger Agreement that requires the approval of Oak Street Health stockholders under the DGCL may be made unless the further required approval is obtained.

Any agreement on the part of a party to any extension or waiver with respect to the Merger Agreement is valid only if set forth in an instrument in writing signed on behalf of such party. At any time prior to the Effective Time, the parties to the Merger Agreement (treating CVS Pharmacy and Merger Sub as one party for this purpose) may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement or (iii) waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement. The failure of any party to the Merger Agreement to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Governing Law

The Merger Agreement is governed by and construed in accordance with the laws of the State of Delaware.

VOTING AND SUPPORT AGREEMENTS

The following is a summary of the material provisions of the Voting Agreements, which are substantially in the form of the Form of Voting Agreement attached as Annex C to this proxy statement and is incorporated into this proxy statement by reference. We urge you to carefully read this entire proxy statement, including the annexes and the other documents to which we have referred you. You should also review the section of this proxy statement titled “Where You Can Find Additional Information.”

In connection with the execution of the Merger Agreement, certain Oak Street Health stockholders, including certain affiliates of the Specified Stockholders have each entered into the Voting Agreements.

As of the close of business on the Record Date, the Specified Stockholders in the aggregate beneficially owned 111,864,630 shares of Oak Street Health common stock entitled to vote at the Special Meeting, representing approximately 45.80% of the total shares of Oak Street Health common stock outstanding as of such date. In the event any Specified Stockholder acquires beneficial ownership of Oak Street Health common stock after the execution of the Voting Agreements, such additional shares will automatically become subject to the Voting Agreements. The shares of Oak Street Health common stock subject to the Voting Agreements are referred to in this section as “covered shares.”

Voting Provisions

Under the Voting Agreements, the Specified Stockholders agreed to vote or cause to be voted all covered shares: (1) in favor of the adoption of the Merger Agreement; (2) in favor of any proposal to adjourn or postpone the meeting of Oak Street Health stockholders to approve the adoption of the Merger Agreement to a later date if there are not sufficient votes for the approval of the Merger Agreement on the date on which such meeting is held; and (3) against any action or agreement that would reasonably be expected to prevent or materially delay the ability of Oak Street Health to consummate the Transactions.

The Specified Stockholders also have agreed to be represented in person or by proxy at every meeting of Oak Street Health stockholders during the term of the Voting Agreements or otherwise cause all covered shares that the Specified Stockholders are entitled to vote to be counted as present for purposes of establishing a quorum.

Restrictions on Transfer; Other Restrictions

Pursuant to the Voting Agreements, each Specified Stockholder agreed that it will not, subject to certain exceptions, directly or indirectly transfer, sell, assign, pledge, encumber, hypothecate, grant a security interest in, gift, distribute, or otherwise dispose of (including by operation of law or otherwise) any or all of the covered shares until the earlier to occur of (x) the termination of the Voting Agreements or (y) the adoption of the Merger Agreement by Oak Street Health stockholders.

Each Specified Stockholder also agreed that, until the termination of the Voting Agreements, they would not (1) enter into any voting agreement, voting trust or similar arrangement or understanding that is inconsistent with the Voting Agreements, (2) grant any proxy, consent or power of attorney with respect to the covered shares that is inconsistent with the Voting Agreements, or (3) take any action that would reasonably be expected to constitute a breach of the Voting Agreements or have the effect of delaying or preventing such Specified Stockholder from performing any of its obligations under the Voting Agreements.

Each Specified Stockholder also agreed that, prior to the adoption of the Merger Agreement by Oak Street Health stockholders, they would not take any action that representatives of the Company would then be prohibited from taking pursuant to the Company’s no-shop obligations pursuant to the Merger Agreement.

Waiver of Appraisal Rights and Certain Other Actions; Termination

Under the Voting Agreements, the Specified Stockholders irrevocably waived all appraisal rights under Section 262 of the DGCL and agreed not to commence or participate in any class action with respect to, any claim, derivative or otherwise, that may be brought against the parties to the Merger Agreement relating to the negotiation, execution or delivery of the Merger Agreement, the Voting Agreements or the consummation of the transactions contemplated thereby.

The Voting Agreements will terminate upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement, (iii) as to any Specified Stockholder, any amendment of the Merger Agreement that (x) reduces, changes the form of, or imposes any material restrictions or additional conditions on the payment of the Merger Consideration or (y) extends the Termination Date (aside from extensions contemplated by the Merger Agreement), (iv) mutual written consent of the parties thereto or (v) a change in the Oak Street Health Board’s recommendation that Oak Street Health stockholders vote to adopt the Merger Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of March 3, 2023 for:

•	each person or group known to us who beneficially owns more than 5% of our common stock;

•	each of our directors;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

Each stockholder’s percentage ownership is based on 244,008,928 shares of Oak Street Health common stock outstanding as of March 3, 2023. Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Shares of Oak Street Health common stock subject to Options that are currently exercisable or exercisable within 60 days of March 3, 2023 and/or shares underlying RSUs that are scheduled to vest within 60 days of March 3, 2023 are deemed to be outstanding and beneficially owned by the person holding the Options and/or RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Oak Street Health common stock shown as beneficially owned by the stockholder.

Unless otherwise noted below, the address of each beneficial owner identified in the table is c/o Oak Street Health, Inc., 30 W. Monroe Street, Suite 1200, Chicago, Illinois 60603. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Footnote	Percentage of Shares Outstanding
5% Stockholders:
General Atlantic (OSH) Interholdco, L.P.	61,384,475	(1)	25.16%
Newlight Harbour Point SPV LLC	32,550,265	(2)	13.34%
FMR, LLC	24,729,556	(3)	10.13%
Capital Research Global Investors	16,322,947	(4)	6.69%

Directors and Named Executive Officers:
Mike Pykosz	12,167,684	(5)(15)	4.91%
Timothy Cook	1,658,645	(6)(16)	*
Geoffrey Price	6,541,093	(7)(17)	2.66%
Brian Clem	825,801	(8)	*
Robert Guenthner	630,287	(9)	*
Dr. Griffin Myers	6,218,850	(10)	2.53%
Dr. Mohit Kaushal	216,416	(11)	*
Kim Keck	114,090	(12)	*
Paul Kusserow	492,955	(13)	*
Robbert Vorhoff	—		*
Srdjan Vukovic	—		*
Cheryl Dorsey	24,344	(14)	*
Julie Klapstein	26,724	(14)	*
Dr. Regina Benjamin	18,741	(14)	*
All directors and executive officers as a group (14 individuals)	28,935,630	(18)	11.55%

(1)

As reported on the Schedule 13G/A filed February 13, 2023, includes 61,384,475 shares owned by General Atlantic (OSH) Interholdco, L.P. (“OSH Interholdco”). The limited partners of OSH Interholdco are General Atlantic Partners 93, L.P., a Delaware limited partnership (“GAP 93”), General Atlantic Partners 100, L.P., a Delaware limited partnership (“GAP 100”), GAP Coinvestments CDA, L.P., a Delaware limited partnership (“GAPCO CDA”), GAP Coinvestments III, LLC, a Delaware limited liability company (“GAPCO III”), GAP Coinvestments IV, LLC, a Delaware limited liability company (“GAPCO IV”), and GAP Coinvestments V, LLC, a Delaware limited liability company (“GAPCO V” and, together with GAP 93, GAP 100, GAPCO CDA, GAPCO III and GAPCO IV, the “GA Funds”). General Atlantic GenPar, L.P. (“GA GenPar”) is the general partner of GAP 93 and GAP 100. General Atlantic (SPV) GP, LLC (“GA SPV”) is the general partner of OSH Interholdco. General Atlantic LLC (“GA LLC”) is the general partner of GA GenPar and GAPCO CDA, the managing member of GAPCO III, GAPCO IV and GAPCO V, and the sole member of GA SPV. As of the date thereof, there are nine members of the management committee of GA LLC (the “GA Management Committee”). Mr. Vorhoff is a member of the GA Management Committee and is a Managing Director of GA LLC. OSH Interholdco, GAP 93, GAP 100, GAPCO CDA, GAPCO III, GAPCO IV, GAPCO V, GA GenPar, GA SPV and GA LLC (collectively, the “GA Group”) are a “group” within the meaning of Rule 13d-5 of the Exchange Act. Each of the members of the GA Management Committee disclaims ownership of the shares except to the extent he has a pecuniary interest therein. The business address of Mr. Vorhoff and the GA Group is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055.

(2)

As reported on the Schedule 13G/A filed on February 10, 2023, includes 32,550,265 shares owned by Newlight Harbour Point SPV LLC (“Newlight Harbour Point SPV”). Newlight Partners LP (“Newlight Partners”) controls Newlight Harbour Point SPV and serves as the exclusive investment manager to its client in respect of the shares owned by Newlight Harbour Point SPV (the “Newlight Shares”). The general partner of Newlight Partners is Newlight GP LLC (“Newlight”), which is controlled by David Wassong and Ravi Yadav. In such capacities, each of the entities and individuals referenced in this footnote may also be deemed to be beneficial owners having shared voting power and shared investment power with respect to the Newlight Shares. The business address of Newlight Partners is 320 Park Avenue, New York, NY 10022.

(3)

As reported on the Schedule 13G/A filed on February 9, 2023, includes 24,729,556 shares owned, or that may be deemed owned, by Abigail P. Johnson and FMR LLC, certain of its subsidiaries and affiliates, and other companies. FMR LLC is a parent holding company of the following entities which beneficially own shares of the Company: Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC (which beneficially owns 5% or more of the Company’s shares), Fidelity Management Trust Company and Strategic Advisers LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or indirectly through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares of FMR LLC and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(4)

As reported on the Schedule 13G filed on February 13, 2023, includes 16,322,947 shares owned by Capital Research Global Investors (“CRGI”). CRGI is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CRGI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital Research Global Investors.” The business address of CRGI is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

(5)	Includes 1,522,344 RSAs subject to time-based vesting and 3,944,995 shares subject to Options that are currently exercisable or are exercisable within 60 days of March 3, 2023.
(6)	Includes 811,614 RSAs directly held by Mr. Cook that are subject to time-based vesting and 282,715 shares subject to Options that are currently exercisable.
(7)	Includes 773,644 RSAs subject to time-based vesting and 1,660,645 shares subject to Options that are currently exercisable or are exercisable within 60 days of March 3, 2023.
(8)	Includes 210,900 RSAs subject to time-based vesting and 146,085 shares subject to Options that are currently exercisable.
(9)	Includes 9,277 RSAs subject to time-based vesting and 217,632 shares subject to Options that are currently exercisable.
(10)	Includes 304,158 RSAs subject to time-based vesting and 1,392,097 shares subject to Options that are currently exercisable. All shares are held by the Griffin R. Myers Revocable Trust u/a/d 5/26/2020.
(11)

Includes 3,501 shares subject to Options that are currently exercisable or are exercisable within 60 days of March 3, 2023 and shares underlying 10,373 RSUs that are distributable within 60 days of March 3, 2023.

(12)

Includes 46,778 shares subject to Options that are currently exercisable or are exercisable within 60 days of March 3, 2023 and shares underlying 10,373 RSUs that are distributable within 60 days of March 3, 2023.

(13)

Includes 23,342 shares subject to Options that are currently exercisable or are exercisable within 60 days of March 3, 2023 and shares underlying 10,373 RSUs that are distributable within 60 days of March 3, 2022.

(14)	For each of Mmes. Dorsey and Klapstein and Dr. Benjamin, includes 10,373 shares underlying RSUs that are distributable within 60 days of March 3, 2023.
(15)	Includes 790,273 shares held by the Michael Pykosz Gift Trust, and 250,000 shares held by the Lindsey Revocable Gift Trust.
(16)

Includes 42,241 RSAs held by the Elizabeth Violet Cook Irrevocable Trust dated 8/4/2020 and 42,241 RSAs held by the Conner Thomas Cook Irrevocable Trust dated 8/4/2020 that are, in each case, subject to time-based vesting.

(17)	Includes 1,080,970 shares held by the Price-Uhl Living Trust u/a/d 11/4/2020.
(18)

Includes 3,716,419 RSAs subject to time-based vesting, 6,457,790 shares subject to Options that are currently exercisable or are exercisable within 60 days of March 3, 2023 and 62,238 shares underlying RSUs that are distributable within 60 days of March 3, 2023.

APPRAISAL RIGHTS

General

If the Merger is consummated, shares of Oak Street Health common stock held by Oak Street Health stockholders who do not vote in favor of the adoption of the Merger Agreement, who continuously hold their shares of Oak Street Health common stock through the effective time of the Merger, who properly demand appraisal of their shares of Oak Street Health common stock (and who do not withdraw or otherwise lose their appraisal rights), and who otherwise comply with the procedures of Section 262 of the DGCL will not be converted into the right to receive the Merger Consideration, but Oak Street Health stockholders will be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL.

The following summarizes Delaware law pertaining to appraisal rights in connection with the Merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under Delaware law and is qualified in its entirety by the full text of Section 262 of the DGCL, which is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that you exercise your appraisal rights under Section 262 of the DGCL.

Any person contemplating the exercise of such appraisal rights should carefully review the provisions of Section 262 of the DGCL, which are accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 of the DGCL for demanding and perfecting appraisal rights may result in the loss of such rights. All references in this summary to (i) a “stockholder” are to the record holder of shares of Oak Street Health common stock, (ii) a “beneficial owner” are to a person who is the beneficial owner of shares of Oak Street Health common stock held either in voting trust or by a nominee on behalf of such person, and (iii) a “person” are to an individual, corporation, partnership, unincorporated association or other entity. Under Section 262 of the DGCL, stockholders desiring to exercise their right to appraisal must (1) properly submit a written demand for an appraisal of their shares of Oak Street Health common stock to Oak Street Health prior to the stockholder vote on the Merger Proposal; (2) not submit a proxy or otherwise vote in favor of the Merger Proposal; (3) hold shares of Oak Street Health common stock upon the making of a demand under clause (1) and continue to hold their shares of Oak Street Health common stock through the effective date of the Merger; (4) not thereafter withdraw their demand for appraisal of their shares of Oak Street Health common stock or otherwise lose their appraisal rights, in each case, in accordance with the DGCL; and (5) otherwise meet the criteria and follow the procedures set forth in Section 262 of the DGCL.

A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 of the DGCL summarized above, provided that (i) such beneficial owner continuously owns such shares through the effective date of the Merger and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262 of the DGCL, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Oak Street Health under Section 262 of the DGCL and to be set forth on the Verified List (defined below). The shares of Oak Street Health common stock are currently listed on a national securities exchange, and, assuming such shares remain listed on a national securities exchange immediately prior to the Merger (which we expect to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all Oak Street Health stockholders who are otherwise entitled to appraisal rights unless (x) the total number of shares of Oak Street Health common stock entitled to appraisal exceeds one percent (1%) of the outstanding shares of Oak Street Health common stock eligible for appraisal or (y) the value of the aggregate consideration offered pursuant to the Merger Agreement in respect of such total number of shares exceeds $1,000,000. We refer to these conditions as the “Minimum Conditions.”

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment; provided, however, that at any time before the Delaware Court of Chancery enters judgment in the appraisal proceeding, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case any such interest will accrue after the time of such payment only on the amount that equals the sum of (1) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery and (2) any interest accrued prior to the time of such voluntary payment, unless paid at such time. The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons considering seeking appraisal should be aware that the fair value of their shares of Oak Street Health common stock as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the Merger Consideration.

Under Section 262 of the DGCL, where a merger agreement is to be submitted for approval and adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of the corporation’s stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. This proxy statement constitutes such notice that appraisal rights are available in connection with the Merger, and the full text of Section 262 of the DGCL is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Merger, any person who wishes to exercise appraisal rights or who wishes to preserve such person’s right to do so should review the full text of Section 262 of the DGCL carefully. Failure to comply with the requirements of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Merger Consideration. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal, we believe that if a person considers exercising such rights, that person should seek the advice of legal counsel.

Stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of Oak Street Health common stock must strictly comply with Section 262 of the DGCL. In addition, a stockholder of record, a beneficial owner or the surviving corporation must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective date of the Merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

Because receipt of a signed proxy that does not contain voting instructions will, unless timely revoked, be voted in favor of the Merger Proposal, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the Merger Proposal, abstain or not vote his, her or its shares. Beneficial owners should consult with their bank, broker or other nominee regarding methods of voting.

Filing Written Demand

Any stockholder or beneficial owner wishing to exercise appraisal rights must deliver to Oak Street Health, before the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of such person’s shares. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights.

Record Holders

A demand for appraisal by a holder of record must be executed by or on behalf of the holder of record and must reasonably inform us of the identity of the stockholder and state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. If a holder of record is submitting a demand with respect to shares owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner in such capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of Oak Street Health common stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of Oak Street Health common stock held for one or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of Oak Street Health common stock as to which appraisal is sought. Where no number of shares of Oak Street Health common stock is expressly mentioned, the demand will be presumed to cover all shares of Oak Street Health common stock held in the name of the holder of record.

Beneficial Owners

A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 of the DGCL summarized above, provided that (i) such beneficial owner continuously owns such shares through the effective date of the Merger and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262 of the DGCL, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by Oak Street Health under Section 262 of the DGCL and to be set forth on the Verified List (defined below).

Although not expressly required by Section 262 of the DGCL, Oak Street Health reserves the right to take the position that it may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 of the DGCL with respect to any person sharing beneficial ownership of the shares for which such demand is submitted.

All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:

Oak Street Health, Inc.

30 W. Monroe St, Suite 1200, Chicago, IL 60603

Attention: Chief Legal Officer and Secretary

Demands for appraisal may not be submitted by electronic transmission.

Actions After Completion of the Merger

If the Merger is completed, within ten days after the effective date of the Merger, the surviving corporation will notify each Oak Street Health stockholder who has made a written demand for appraisal pursuant to Section 262 of the DGCL and who has not voted in favor of the Merger Proposal, and any beneficial owner who has properly demanded appraisal, of the effective date of the Merger. At any time within 60 days after the effective date of the Merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the Merger Consideration offered pursuant to the Merger Agreement by delivering to Oak Street Health a written withdrawal of the demand for appraisal. Within 120 days after the effective date of the Merger, the surviving corporation or any person who has complied with Section 262 of the DGCL and is entitled to appraisal rights under Section 262 of the DGCL, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder of record or beneficial owner, demanding a determination of the fair value of the shares held by all of Oak Street Health stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and no person should assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Oak Street Health common stock. Accordingly, any Oak Street Health stockholder or beneficial owner who desire to have their shares of Oak Street Health common stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Oak Street Health common stock within the time and in the manner prescribed in Section 262 of the DGCL. The failure of a record holder or beneficial owner of shares of Oak Street Health common stock to file such a petition within the period specified in Section 262 of the DGCL could result in the loss of appraisal rights.

Within 120 days after the effective date of the Merger, any person who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand on his, her or its own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The surviving corporation must give this statement to the requesting stockholder or beneficial owner within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by a record holder of shares of Oak Street Health common stock or a beneficial owner and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares of Oak Street Health common stock and with whom agreements as to the value of their shares of Oak Street Health common stock have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the surviving corporation and all of the stockholders shown on the Verified List at the addresses stated therein. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and the costs of these notices shall be borne by the surviving corporation.

After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal of their shares of Oak Street Health common stock to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any person fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.

In addition, assuming Oak Street Health common stock remained listed on a national securities exchange immediately prior to the Effective Time, the Delaware Court of Chancery will dismiss the appraisal proceedings as to all Oak Street Health stockholders who assert appraisal rights unless one of the Minimum Conditions is met.

Determination of Fair Value

After determining the persons entitled to appraisal, the Delaware Court of Chancery will determine the “fair value” of the shares of Oak Street Health common stock subject to appraisal, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value (subject, in the case of interest payments, to any voluntary cash payments made by the surviving corporation pursuant to subsection (h) of Section 262 of the DGCL that have the effect of limiting the sum on which interest accrues as described above).

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”

The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares of Oak Street Health common stock as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares of Oak Street Health common stock and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration offered pursuant to the Merger Agreement is not an opinion as to, and may not in any manner address, “fair value” under Section 262 of the DGCL. Although we believe the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and persons considering exercising appraisal rights should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration.

Neither Oak Street Health nor CVS Pharmacy anticipates offering more than the consideration offered pursuant to the Merger Agreement to any holder of shares of Oak Street Health common stock exercising appraisal rights, and Oak Street Health and CVS Pharmacy each reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a share of Oak Street Health common stock is less than the Merger Consideration. If a demand for appraisal is duly withdrawn, a petition for appraisal is not timely filed, or other requirements imposed by Section 262 of the DGCL to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.

Upon application by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262 of the DGCL.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the surviving corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal not dismissed pursuant to subsection (k) of Section 262 of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Subsection (k) of Section 262 of the DGCL. In the absence of such an order, each party bears its own expenses.

If any person who demands appraisal of his, her or its shares of Oak Street Health common stock under Section 262 of the DGCL fails to perfect, or loses or successfully withdraws, such person’s right to appraisal, such person’s shares of Oak Street Health common stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration, without interest. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Merger or if the person delivers to the surviving corporation a written withdrawal of the person’s demand for appraisal in accordance with Section 262 of the DGCL.

From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares of Oak Street Health common stock will be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares, except dividends or other distributions payable to stockholders of record as of a time prior to the Effective Time. If no petition for an appraisal is filed, if the person who has made a demand for appraisal delivers to the surviving corporation a written withdrawal of the demand for an appraisal in respect of some or all of such person’s shares within 60 days after the Effective Time in accordance with Section 262 of the DGCL or, with respect to Oak Street Health stockholders, if neither of the Minimum Conditions is met (assuming the Oak Street Health common stock remained listed on a national securities exchange immediately prior to the Effective Time), then the right of such person to an appraisal of such shares shall cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, no appraisal proceeding shall be dismissed as to any person without the approval of the Delaware Court of Chancery and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under subsection (j) of Section 262 of the DGCL; provided that this sentence does not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after the effective date of the Merger.

Failure to comply with all of the procedures set forth in Section 262 of the DGCL may result in the loss of a stockholder’s or beneficial owner’s statutory appraisal rights. Consequently, any Oak Street Health stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

HOUSEHOLDING

As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this proxy statement, only one copy of this proxy statement is being delivered to Oak Street Health stockholders that reside at the same address and share the same last name, unless such stockholders have notified Oak Street Health of their desire to receive multiple copies of this proxy statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

Oak Street Health will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any Oak Street Health stockholder residing at an address to which only one copy was mailed.

Any Oak Street Health stockholder of record who would like to receive separate copies of our proxy materials may write or call us at the following address or phone number, and we will promptly deliver them. Alternatively, if you received multiple copies of our proxy materials and would like to receive combined mailings of any proxy materials in the future, please write or call us at the following address or phone number:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attention: Investor Relations

(844) 871-5650

Email: investor-relations@oakstreethealth.com

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” please contact your bank, broker or other nominee.

A number of brokerage firms have instituted householding. They will have their own procedures for Oak Street Health stockholders who wish to receive individual copies of the proxy materials. Oak Street Health stockholders residing at the same address and currently receiving multiple copies of this proxy statement may send a written request to the address above to request that only a single copy of a proxy statement be mailed in the future.

FUTURE STOCKHOLDER PROPOSALS

If the Merger is completed, we will become an indirect, wholly owned subsidiary of CVS Health and will no longer have public stockholders, and following the Effective Time, you will no longer be entitled to attend and participate in any future annual meetings of our stockholders. However, if the Merger is not completed, you will continue to be entitled to notice of, and may attend and participate in, Oak Street Health’s annual meetings of stockholders, when and as such annual meetings are required to be held, provided that you own Oak Street Health common stock at the close of business on the record date for such meeting.

Generally, Oak Street Health stockholders who wish to submit proposals pursuant to Rule 14a-8 under the Exchange Act to be included in our proxy statement and form of proxy for our annual meetings of stockholders are required to submit proposals to Oak Street Health at our principal executive offices no later than 120 days prior to the release date disclosed in the proxy statement for the preceding year’s annual meeting of stockholders and follow the other procedures required by Rule 14a-8 of the Exchange Act and our Amended and Restated Bylaws. Oak Street Health stockholders wishing to make a director nomination or bring a proposal before an annual meeting of our stockholders (but not include it in our proxy materials) must provide written notice of such nomination or proposal to the Chief Legal Officer and Secretary at Oak Street Health’s principal executive offices no later than 90 days and not more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, if Oak Street Health changes the date of its annual meeting of stockholders by more than 30 days before or after the anniversary of the date of its preceding year’s annual meeting of stockholders, stockholder proposals must be received by the Chief Legal Officer and Secretary at Oak Street Health’s principal executive offices by the later of (A) the tenth day following the day in which the public announcement of the date of the annual meeting is first made or (B) the date which is 90 days prior to the date of the annual meeting. Any stockholder proposal or director nomination must comply with the requirements set out in our Amended and Restated Bylaws and be submitted in writing to the Chief Legal Officer and Secretary at our principal executive offices. In addition, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also provide written notice to the Chief Legal Officer and Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the first anniversary of the preceding year’s annual meeting of stockholders.

A copy of the provisions in our Amended and Restated Bylaws governing the notice and other requirements set forth above may be obtained through our website, investors.oakstreethealth.com, or may be requested in print, at no cost, by email at investor-relations@oakstreethealth.com or by mail at Oak Street Health, Inc., 30 W. Monroe Street, Suite 1200, Chicago, IL 60603, Attention: Investor Relations.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. Such information may be accessed electronically by means of the SEC’s home page on the Internet at www.sec.gov. We are an electronic filer, and the SEC maintains an Internet site at www.sec.gov that contains the reports and other information we file electronically. Our website address is investors.oakstreethealth.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this proxy statement.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Oak Street Health filings with the SEC are incorporated by reference (in each case excluding any information therein that is deemed to have been “furnished” and not “filed” with the SEC):

•	Oak Street Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed on February 28, 2023;

•

Oak Street Health’s Definitive Proxy Statement on Schedule 14A filed with the SEC on March 17, 2023 (with respect to the information contained therein that is incorporated by reference into Part  III of Oak Street Health’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022); and

•

Oak Street Health’s Report on Form 8-K filed under Items 1.01 and 9.01 with the SEC on February 8,  2023, describing the Merger Agreement and the Voting Agreements, and Oak Street Health’s Report on Form  8-K filed under Item 8.01 with the SEC on March 13, 2023.

In addition, Oak Street Health incorporates by reference additional documents that Oak Street Health may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any other definitive proxy statements. Notwithstanding the foregoing, Oak Street Health does not incorporate by reference into this proxy statement any documents or portions thereof that are not deemed “filed” with the SEC, including any information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including any related exhibits furnished thereunder unless, and except to the extent, expressly incorporated by specific reference in such filing.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Any Oak Street Health stockholder of record may request a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates) by writing or calling us at the following address or phone number:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attention: Investor Relations

(844) 871-5650

Email: investor-relations@oakstreethealth.com

If you are a beneficial owner of shares of Oak Street Health common stock held in “street name,” please contact your bank, broker or other nominee.

Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.

The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

We have not authorized anyone to give you any information or to make any representation about the proposed Merger or Oak Street Health that is different from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

CVS PHARMACY, INC.,

HALO MERGER SUB CORP.,

OAK STREET HEALTH, INC.

and

CVS HEALTH CORPORATION, solely for the limited purposes set forth herein

Dated as of February 7, 2023

ii

EXHIBITS
Exhibit A	Form of Voting Agreement
Exhibit B	Certificate of Incorporation of the Surviving Corporation

iii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of February 7, 2023, by and among CVS Pharmacy, Inc., a Rhode Island corporation (“Parent”), Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Oak Street Health, Inc., a Delaware corporation (the “Company”) and, solely for purposes of Section 1.1 (to the extent the terms defined therein are used in the following Sections and Article of this Agreement) Section 3.28, Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.6, Section 4.9, Section 4.16, Section 6.2, Section 6.12, Section 6.18 and Article IX, CVS Health Corporation, a Delaware corporation and ultimate parent company of Parent (“Ultimate Parent”). Each of Parent, Merger Sub, the Company and Ultimate Parent (to the extent Ultimate Party is a party to this Agreement for purposes of such Sections in accordance with Section 9.9) are sometimes referred to herein as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in this Agreement.

RECITALS

A. The Company Board has unanimously: (i) determined that it is fair to, and in the best interests of, the Company and the Company Stockholders, and declared it is advisable, to enter into this Agreement providing for the merger of Merger Sub with and into the Company, with the Company being the surviving corporation in the merger (the “Merger”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger and the other Transactions upon the terms and subject to the conditions set forth herein; (iii) resolved to recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL; and (iv) directed that the adoption of this Agreement be submitted for consideration by the Company Stockholders at a meeting thereof.

B. Each of the board of directors of Parent and the board of directors of Merger Sub have (i) declared it advisable to enter into this Agreement; and (ii) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations hereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth herein.

C. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, the Specified Stockholders are entering into voting and support agreements with Parent, in the form attached hereto as Exhibit A (the “Voting Agreements”), pursuant to which, among other things, such Persons have agreed to vote such Persons’ shares of Company Common Stock in favor of the adoption of this Agreement, on the terms and subject to the conditions set forth therein.

D. Parent, Merger Sub and the Company desire to (i) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Merger, and (ii) prescribe certain conditions with respect to the consummation of the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:

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ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means any confidentiality agreement, joint defense agreement, clean team agreement or common interest agreement (x) in effect as of the date hereof or (y) executed, delivered and effective after the date hereof and containing terms that are not less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement, except that such confidentiality agreement need not contain any “standstill” or similar provision or otherwise prohibit the making of any Acquisition Proposal; provided, that an Acceptable Confidentiality Agreement may include provisions that are less favorable in the aggregate to the Company or more favorable in the aggregate to the counterparty thereto, as applicable, than those contained in the Confidentiality Agreement or any joint defense agreement, clean team agreement or common interest agreement between Parent and the Company (as applicable), so long as the Company offers to amend (and so amends if Parent desires) the Confidentiality Agreement, or any joint defense agreement, clean team agreement or common interest agreement between Parent and the Company (as applicable), concurrently with execution of such Acceptable Confidentiality Agreement to include substantially similar provisions to the Company or Parent, as applicable.

(b) “Acquisition Proposal” means any bona fide written offer or proposal (other than an offer or proposal by Parent or Merger Sub) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Transactions) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group, whether from the Company or any other Person(s), of shares of Company Common Stock, or securities convertible into, or exchangeable for, shares of Company Common Stock or any other securities of the Company, in each case, representing more than twenty percent (20%) of the Company Common Stock outstanding or securities convertible into, or exchangeable for, more than twenty percent (20%) of the Company Common Stock or more than twenty percent (20%) of the voting power of the Company outstanding after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer; provided that any transfer described on Section 1.1(c) of the Company Disclosure Letter shall not constitute an Acquisition Transaction for purposes hereof;

(ii) any direct or indirect purchase or other acquisition by any Person or Group of more than twenty percent (20%) of the consolidated assets, net revenue or net income of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition as determined in good faith by the Company Board);

(iii) any merger, consolidation, business combination, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries pursuant to which any Person or Group (other than controlled Affiliates of Specified Stockholders that are investment funds), or equityholders of any such Person or Group, would hold, directly or indirectly, more than twenty percent (20%) of the equity interests of the Company or the surviving or resulting entity of such transaction after giving effect to the consummation of such transaction; or

(iv) any combination of the foregoing.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person; provided, however, that none of the Specified

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Stockholders that are investment funds or investment vehicles affiliated with or under common management with such Specified Stockholders, any portfolio company (as such term is commonly understood in the private equity industry) or investment of such Specified Stockholders or any other Person that would otherwise be an Affiliate of such Specified Stockholders (other than any individual serving as a director on the Company Board) pursuant to this definition shall be an “Affiliate” of the Company or any of its Subsidiaries. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise. For the avoidance of doubt, an Affiliated Practice shall not be considered an Affiliate of the Company Group.

(e) “Affiliated Practice Documents” means any and all: (i) management services, administrative services or business support services agreements between an Affiliated Practice and the Company or a Subsidiary of the Company pursuant to which the Company or a Subsidiary of the Company provides administrative and business support services to the Affiliated Practice; (ii) membership interest transfer restriction agreements, stock or securities transfer restriction agreements, transfer cooperation agreements, or other similar agreements among the Affiliated Practice, and any Company Group member and the Persons that hold the equity interests in the Affiliated Practice, and any other agreements such as option agreements between an Affiliated Practice and applicable Persons holding the equity interests in the Affiliated Practice; (iii) any other affiliated or associated agreements between an Affiliated Practice or Persons that hold equity interests in the Affiliated Practice and the Company Group; (iv) the governing documents for any Affiliated Practice; and (v) any intercompany agreements between or among any Affiliated Practices.

(f) “Affiliated Practices” means professional medical organizations, professional corporations or associations, service corporations or companies, and professional limited liability companies and other entities and any and all of their Subsidiaries, to which the Company or any of its Subsidiaries provides comprehensive administrative and business support services under a management or administrative services agreement.

(g) “Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, and all other Laws, in any jurisdiction, whether domestic or foreign, in each case that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Merger.

(h) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2021 set forth in the Company’s Form 10-K filed by the Company with the SEC on February 28, 2022.

(i) “Burdensome Condition” means any term, condition, obligation, requirement, limitation, prohibition, remedy, sanction or other action imposed upon Parent, the Company or any of their respective Subsidiaries in connection with effecting the expiration of any waiting period (and any extension thereof) under any Antitrust Law applicable to the consummation of the Transactions or obtaining from a Governmental Authority any consent, approval, permit or authorization, in each case necessary in order to consummate the Transactions, that would impose any requirement on any business or assets of Parent, the Company or any of their respective Affiliates which would (i) result in a Company Material Adverse Effect or (ii) result in an effect on Parent or Parent’s Affiliates’ existing business that would be commensurate in magnitude to a Company Material Adverse Effect.

(j) “Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(k) “Bylaws” means the Amended and Restated Bylaws of the Company.

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(l) “Capped Call Confirmations” means (i) the base capped call confirmations entered into by the Company at the time of the pricing of the Company Convertible Notes, dated March 11, 2021, with each of JPMorgan Chase Bank, National Association, New York Branch, Deutsche Bank AG, London Branch, Royal Bank of Canada, represented by RBC Capital Markets, LLC, Citibank, N.A., Barclays Bank PLC, through its agent Barclays Capital Inc., Morgan Stanley & Co. LLC, and Goldman Sachs & Co. LLC (together with any successors, assignees or transferees thereof, the “Counterparties”) and (ii) the additional capped call confirmations entered into by the Company at the time of the exercise of the initial purchasers’ option to purchase additional Company Convertible Notes, dated March 12, 2021 with each of the Counterparties.

(m) “Capped Call Transactions” means each of the capped call option transactions evidenced by the Capped Call Confirmations.

(n) “CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020.

(o) “Charter” means the Amended and Restated Certificate of Incorporation of the Company.

(p) “CMS” means the Centers for Medicare and Medicaid Services.

(q) “CMS Direct Contracting Model” means a voluntary risk-sharing program established by CMS under Section 1115A of the Social Security Act, also referred to as the ACO REACH program, whereby Medicare fee-for-service providers can contract with CMS and share in financial risk associated with attributed Medicare beneficiaries.

(r) “Code” means the Internal Revenue Code of 1986.

(s) “Company 401(k) Plan” means the Oak Street Health 401(k) Plan.

(t) “Company Board” means the Board of Directors of the Company.

(u) “Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

(v) “Company Convertible Notes” means the 0% Convertible Senior Notes due 2026 initially issued by the Company on March 16, 2021.

(w) “Company Credit Agreement” means the Loan and Security Agreement, dated as of September 30, 2022, by and among the Company, certain of its Subsidiaries, as co-borrowers, and Hercules Capital, Inc., as administrative agent, collateral agent and lender, and Silicon Valley Bank and the other lenders from time to time party thereto.

(x) “Company ESPP” means the Oak Street Health, Inc. 2020 Employee Stock Purchase Plan.

(y) “Company Group” means the Company and its Subsidiaries and “Company Group member” or “member of the Company Group” means any of the Company or its Subsidiaries.

(z) “Company Indebtedness” means all debt outstanding (including any accrued and unpaid interest) under the Company Credit Agreement.

(aa) “Company Material Adverse Effect” means any change, event, effect, condition, occurrence or development that, individually or in the aggregate with any other change, event, effect, condition, occurrence or development, has had, or would be reasonably expected to have, a material adverse effect on, (i) the business,

4

financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the Merger prior to the Termination Date; provided, that, for purposes of the foregoing clause (i), none of the following, and no changes, events, effects, conditions, occurrences or developments arising out of, relating to or resulting from the following (in each case, by itself or when aggregated) will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

(i) general economic conditions, or conditions in the global, U.S. or regional economy generally, including changes in inflation, supply chain disruptions, and labor shortages;

(ii) conditions in the equity, credit, debt, financial, currency or capital markets, including (A) changes in interest rates or credit ratings; (B) changes in exchange rates for the currencies of any country; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

(iii) conditions in the industries in which the Company and its Subsidiaries conduct business or in any jurisdiction or geographical area in which the Company or any of its Subsidiaries conduct business, or changes therein;

(iv) any political or geopolitical conditions, outbreak of hostilities, armed conflicts, acts of war (whether or not declared), rebellion, insurrection, sabotage, cyberattack, cyberterrorism, terrorism or military actions, including any escalation or worsening of, or any Law issued by a Governmental Authority in response to, the foregoing or any threats thereof, in each case, in the United States or any other country or region in the world;

(v) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, nuclear incidents or other natural or man-made disasters, weather conditions, power outages or electrical black-outs, and other force majeure events, including any escalation or worsening of, or any Law issued by a Governmental Authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world;

(vi) the performance of this Agreement or the announcement of this Agreement or the pendency of the Merger and the other Transactions, including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, customers, suppliers, lenders, lessors, business or joint venture partners, Governmental Authorities or any other third Person (other than for purposes of the representations and warranties expressly made by the Company in Article III that are intended to address the consequences of the announcement or performance of this Agreement);

(vii) any action taken in compliance with the express terms of this Agreement (excluding the Company operating in the ordinary course of business in compliance with Section 5.1) or the failure to take any action prohibited by the express terms of this Agreement, including with respect to Section 5.1 and Section 5.2;

(viii) any action taken with the express written consent of Parent following the date of this Agreement;

(ix) changes following the date of this Agreement in GAAP or other accounting standards, or in any applicable Law (or the enforcement or interpretation of any of the foregoing);

(x) any epidemics, pandemics, plagues, other outbreaks of illness or public health events (including quarantine restrictions), including any escalation or worsening of, or any Law issued by a Governmental Authority in response to, any of the foregoing, in each case, in the United States or any other country or region in the world; provided, that COVID-19 and COVID-19 Measures shall be exclusively covered by clause (xi) below;

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(xi) COVID-19, any COVID-19 Measures or any change in COVID-19 Measures or interpretations thereof;

(xii) any changes in the price or trading volume of the Company Common Stock, or to the Company’s credit ratings, in each case, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

(xiii) any failure by the Company and its Subsidiaries to meet (A) any internal or public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period or (B) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded hereunder);

(xiv) any Transaction Litigation or any demand or Legal Proceeding for appraisal of the fair value of any shares of Company Common Stock pursuant to the DGCL in connection herewith;

(xv) the identity of Parent, Merger Sub, or their respective Affiliates; and

(xvi) the matters set forth in Section 1.1(aa) of the Company Disclosure Letter;

except, in each case of clauses (i), (ii), (iii), (iv), (v), (ix) and (x) to the extent that such conditions, changes, events, effects or developments have had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred or may, would or could occur.

(bb) “Company Options” means any options to purchase shares of Company Common Stock granted pursuant to the Company Stock Plan, including, for the avoidance of doubt, options that vest in whole or in part based on the achievement of specified performance metrics.

(cc) “Company Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company.

(dd) “Company Restricted Stock” means awards of restricted stock of the Company granted pursuant to the Company Stock Plan.

(ee) “Company RSUs” means awards of restricted stock units of the Company, whether granted pursuant to the Company Stock Plan or otherwise, including, for the avoidance of doubt, restricted stock units that vest in whole or in part based on the achievement of specified performance metrics.

(ff) “Company Stock Plan” means the Oak Street Health, Inc. Omnibus Incentive Plan.

(gg) “Company Stockholders” means the holders of shares of Company Common Stock.

(hh) “Company Termination Fee” means an amount equal to $300,000,000.

(ii) “Confidentiality Agreement” means the agreement listed in Section 9.4 of the Company Disclosure Letter.

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(jj) “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time (including those on vacation, sick leave, maternity leave, military service, lay-off, disability or other paid time off or leave of absence) and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Corporation) immediately following the Effective Time.

(kk) “Contract” means any binding agreement, contract, subcontract, note, bond, mortgage, indenture, lease, license or sublicense.

(ll) “Convertible Notes Indenture” means the Indenture governing the Company Convertible Notes, dated as of March 16, 2021, between the Company and U.S. Bank National Association, as trustee.

(mm) “COVID-19” means the coronavirus (COVID-19) pandemic, including any evolutions, mutations or variants of the coronavirus (COVID-19) disease, and any further epidemics or pandemics arising therefrom.

(nn) “COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocol or guideline promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention or the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act, the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020, and the Consolidated Appropriations Act, 2021, Pub. L. 116-260, in each case, together with any administrative or other guidance published with respect thereto by any Governmental Authority.

(oo) “Data Privacy/Security Requirements” means (i) all applicable Privacy Laws to which any member of the Company Group is subject or otherwise bound, (ii) the internal and external privacy and data security policies of the Company Group and (iii) all contractual obligations of the Company Group concerning information security and data privacy (including the Processing of Personal Data).

(pp) “DOJ” means the United States Department of Justice or any successor thereto.

(qq) “Employee Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) and each other bonus, commission, stock option, stock appreciation right, restricted stock, restricted stock unit, performance stock unit, stock purchase or other equity-based, incentive compensation, profit sharing, savings, retirement, disability, vacation, deferred compensation, employment, severance, separation, termination, retention, change of control, stay bonus, and other similar material plan, program, agreement or arrangement that is maintained or contributed to by the Company or any of its Subsidiaries for the benefit of any current or former Service Provider, other than any such plan, scheme or arrangement that the Company or any of its Subsidiaries is required by Law or any Governmental Authority to maintain or contribute to.

(rr) “Environmental Laws” means any applicable Law governing pollution, contamination, or protection of the environment, or otherwise relating to the manufacture, import, use, management, handling, storage, processing, release or disposal of substances or wastes deemed to be dangerous or injurious to the environment and natural resources or, solely as it relates to exposure to Hazardous Substances, human health and safety; provided that Healthcare Laws are not Environmental Laws.

(ss) “Environmental Release” means any release, spill, emission, leaking, dumping, injection, pouring, disposal, discharge, spill, pumping, emptying, escaping, dispersing, leaching or migrating of Hazardous Substances into or through the indoor or outdoor environment.

(tt) “Equity Award Exchange Ratio” means the quotient obtained by dividing (i) the Per Share Price by (ii) the volume weighted average closing sale price (rounded to the nearest cent) of one share of Ultimate

7

Parent Common Stock as reported on the NYSE as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the Parties) for the ten (10) consecutive trading days ending on (and including) the date that is two (2) trading days immediately preceding the Effective Time (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events), rounded to the nearest 0.0001.

(uu) “ERISA” means the Employee Retirement Income Security Act of 1974.

(vv) “ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(ww) “Exchange Act” means the Securities Exchange Act of 1934.

(xx) “Federal Healthcare Program” means any federal health program as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, Medicaid, TRICARE, CHAMPVA, and state healthcare programs (as defined therein), health insurance program for the benefit of federal employees, including those under chapter 89 of title 5, United States Code and any other health care or payment program administered or financed in whole or in part by any domestic federal, state or local government and any successor program to any of the foregoing.

(yy) “FTC” means the United States Federal Trade Commission or any successor thereto.

(zz) “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

(aaa) “Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational.

(bbb) “Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

(ccc) “Group” has the meaning as used in Section 13(d) of the Exchange Act.

(ddd) “Hazardous Substance” means (i) any toxic, radioactive or otherwise hazardous (or words of similar import) substance, waste or material that is listed, classified or regulated under any Environmental Law as such; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, per- and polyfluoroalkyl substances, radioactive material, toxic molds, or radon; or (iii) any other hazardous or toxic substance that is the subject of regulatory action, or that could give rise to liability, under any Environmental Law.

(eee) “Healthcare Laws” means all applicable Law pertaining to healthcare regulatory and related matters applicable to the business, products or operations of the Company Group including: (i) applicable Laws relating to Federal Healthcare Programs; (ii) any and all applicable state insurance Laws governing, regulating or pertaining to the payment for healthcare related items or services, transfer or assumption of financial risk, the processing or administration of insurance claims, provision of utilization review services, or operating a provider network or independent practice association; (iii) applicable Laws relating to healthcare fraud and abuse, false claims, self-referral and kickbacks and financial relationships between referral sources and referral recipients, including the Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et

8

seq.), the Stark Law (42 U.S.C. § 1395nn), the federal Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the federal exclusion Laws (42 U.S.C. §1320a-7), the Federal Criminal False Claims Act (18 U.S.C. § 287), the False Statements Relating to Health Care Matters Law (18 U.S.C. § 1035), the Federal Health Care Fraud Law (18 U.S.C. § 1347), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812); the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Beneficiary Inducement Statute (42 U.S.C. § 1320a-7a(a)(5)), Eliminating Kickbacks in Recovery Act of 2018 (18 USC § 220 et seq.), the Deficit Reduction Act of 2005 (P.L. 109-171, 120 Stat. 4), the Travel Act (18 USC § 1952), and other federal and state Laws regarding kickbacks or financial relationships with referral sources; (iv) HIPAA; (v) the Patient Protection and Affordable Care Act (Pub. L. 111-148), as amended by the Health Care and Education Reconciliation Act of 2010 (Pub. L. 111-152); (vi) any applicable state or federal Laws concerning healthcare related Governmental Authorizations for individuals, entities and facilities, including the Clinical Laboratory Improvement Amendments of 1988 (42 U.S.C. § 263a et seq.) and DEA registrations, and Laws pertaining to quality, safety and mandated reporting of incidents, occurrences, diseases and events; (vii) state Laws concerning the splitting of professional fees or the corporate practice of healthcare professions, the employment or engagement of professionals, the enforcement of non-competition covenants entered into by physicians and other healthcare professionals, and collaborative or supervisory agreements required by applicable Law; (viii) requirements applicable to participation in the Medicare Shared Savings Program (including 42 U.S.C. § 1395jjj), CMS Direct Contracting Model and state Laws relating to assumption of financial risk under such programs and models; (ix) Laws relating to the Medicare Advantage and Part D programs under Parts C and D of Title XVIII of the Social Security Act; (x) applicable Laws relating to the regulation, provision or administration of, or billing, coding, reimbursement or payment for, health care products or services, including any state licensure, credentialing, or certification requirement limiting the scope of activities of persons acting without such license, credential or certification; (xi) all applicable Laws concerning the ordering, storage, security or prescribing of controlled substances, the federal Controlled Substances Act, 21 U.S.C. 13 et seq., and physician dispensing and storage of pharmaceuticals; and (xii) the regulations promulgated pursuant to all of the Laws listed or referenced above.

(fff) “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009) and any implementing regulations.

(ggg) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(hhh) “Information Systems” means all computers and devices, systems, networks, servers, switches, endpoints, software (including APIs), policy as code, platforms, electronics, websites, modules, communication systems, storage, firmware, middleware, routers, hubs, hardware, and other information technology and infrastructure, whether owned, licensed, leased or outsourced (including cloud computing arrangements), and all electronic connections between them.

(iii) “Intellectual Property” means all intellectual property in any jurisdiction, including: (i) all United States and foreign patents and applications therefor and all reissues, divisions, divisionals, renewals, re-examinations, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether or not patentable), trade secrets, know how, data and databases, business methods, technical data and customer lists and other confidential or proprietary information; (iii) all copyrights and copyright registrations and applications, including copyrights in computer software and moral rights, throughout the world; (iv) all trade names, logos, common law trademarks and service marks, domain names, URLs, social media accounts, trademarks and service marks, as well as any other identifiers indicating the business or source of goods or services, registrations and applications therefor, and the goodwill associated therewith throughout the world; (v) all rights in software; and (vi) claims and rights to sue and recover for past, present and future infringement, misappropriation, violation or breach of any of the foregoing.

(jjj) “Intervening Event” means any change, event, effect, condition, occurrence or development (other than any change, event, effect, condition, occurrence or development primarily resulting from the breach

9

of this Agreement by the Company) that (i) occurred or arose after the date of this Agreement that was not known or reasonably foreseeable to the Company Board on the date of this Agreement (or, if known by the Company Board, the consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement) and (ii) does not relate to (A) any Acquisition Proposal, (B) any change in the price of the Company Common Stock in and of itself, or (C) the fact, in and of itself, that the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; provided, however, that the underlying reasons for such changes or events described in clauses (B) and (C) may constitute an Intervening Event.

(kkk) “Knowledge” of the Company, with respect to any fact or matter in question, means the actual knowledge of the individuals identified in Section 1.1(kkk) of the Company Disclosure Letter, in each case, including the knowledge such individual would reasonably discover or become aware of after reasonable inquiry of such individual’s direct reports with operational responsibility for the fact or matter in question.

(lll) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, sanction or guidance (that is binding and has the effect of a statute or regulation) issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(mmm) “Legal Proceeding” means any claim, action, charge, investigation, lawsuit, litigation, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority.

(nnn) “Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

(ooo) “Malicious Code” means (i) any virus, malware, ransomware, Trojan horse, worm, back door, time bomb, drop dead device, spyware or adware and (ii) any similar program, routine, instruction, device, code, contaminant, logic or effect designed or intended to disable, disrupt, erase, harm, or otherwise impede the operation of, or enable any Person to access without authorization, or otherwise materially and adversely affect the functionality of, any Information System (or portion thereof).

(ppp) “NYSE” means the New York Stock Exchange and any successor stock exchange or inter-dealer quotation system operated by the New York Stock Exchange or any successor thereto.

(qqq) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a legal entity.

(rrr) “Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by any Company Group member or any Affiliated Practice.

(sss) “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

(ttt) “Payor” means any Federal Healthcare Program, Medicare Advantage plan, Medicaid managed care plan, and any other healthcare service plan, health maintenance organization, health insurer, physician hospital organization, private, commercial, or governmental third-party payor.

(uuu) “Permits” means all approvals, authorizations, registrations, licenses, exemptions, waivers, permits and consents of Governmental Authorities.

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(vvv) “Permitted Liens” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet due or payable or that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or payable or that are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (iii) leases, subleases and licenses of real property (other than capital leases and leases underlying sale and leaseback transactions); (iv) Liens imposed by applicable Law (other than Laws in respect of Tax); (v) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (vi) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vii) defects, imperfections or irregularities in title, charges, easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances of any type), and zoning, building and other similar codes or restrictions, in each case that do not adversely affect in any material respect the current use of the applicable property; (viii) any non-exclusive license with respect to Intellectual Property entered into in the ordinary course of business consistent with past practice; (ix) Liens pursuant to any Company Indebtedness each of which will be released at Closing; (x) statutory, common Law or contractual Liens (or other encumbrances of any type) securing payments not yet due, including Liens of landlords pursuant to the terms of any lease or Liens against the interests of the landlord or owner of any Leased Real Property unless caused by the Company or any of its Subsidiaries; or (xi) Liens (or other encumbrances of any type) that do not materially and adversely affect the use or operation of the property or other assets subject thereto.

(www) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(xxx) “Personal Data” means any data or information that either directly or indirectly identifies or, alone or in combination with any other information, could reasonably be used to identify a natural person, and any other data or information that constitutes “personal data,” “personal information,” “personally identifiable information,” “nonpublic personal information,” or “protected health information” or which is included under another similarly-defined term under any applicable Privacy Laws.

(yyy) “Privacy Laws” means all Laws that are related to privacy, security, data protection or Processing of Personal Data including, as applicable, data breach notification Laws, consumer protection Laws, Laws concerning requirements for website and mobile application privacy policies and practices, Social Security Number protection Laws, data security Laws, and Laws concerning email, text, mobile, or instant message, or telephone communications. Without limiting the foregoing, Privacy Laws include: the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Telephone Robocall Abuse Criminal Enforcement and Deterrence Act, HIPAA, the European Union General Data Protection Regulation, the California Consumer Privacy Act of 2018, as amended by the California Privacy Rights Act of 2020, and all other similar international, federal, state, provincial, and local Laws.

(zzz) “Process” or “Processing” means any operation or set of operations which is performed on Personal Data, whether or not by automated means, such as the receipt, access, analysis, consultation, de-identification, re-identification, acquisition, collection, recording, organization, compilation, structuring, storage, retention, adaptation or alteration, retrieval, consultation, use, sale, disclosure by transfer, transmission, dissemination or otherwise making available, alignment or combination, restriction, disposal, erasure or destruction.

(aaaa) “Proprietary Software” means software owned, or purported to be owned, by the Company and its Subsidiaries.

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(bbbb) “Representatives” means, with respect to any Person, such Person’s directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives.

(cccc) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(dddd) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(eeee) “Second Request” means any Request for Additional Information and Documentary Material issued pursuant to the HSR Act by either the FTC or the DOJ.

(ffff) “Securities Act” means the Securities Act of 1933.

(gggg) “Security Incident” means any “Security Incident” as defined under HIPAA, “Breach” of “Unsecured Protected Health Information” as defined under HIPAA, unauthorized “Use” or “Disclosure” of “Protected Health Information” as defined under HIPAA, or any other (i) Processing of Personal Data not permitted under applicable Privacy Laws, or (ii) actual occurrence that jeopardizes the confidentiality, security, integrity, or availability of the Information Systems.

(hhhh) “Service Provider” means each of the officers, employees, directors and independent contractors of the Company Group and each Affiliated Practice.

(iiii) “Specified Stockholders” means Newlight Harbour Point SPV LLC, General Atlantic (OSH) Interholdco, L.P. and the members of the Company Board set forth on Section 1.1(iiii) of the Company Disclosure Letter.

(jjjj) “Stimulus Funds” means any grant or other funds received by any Company Group member or any Affiliated Practice from any CARES Act (as amended), Families First Coronavirus Response Act and Health Care Enhancement Act stimulus fund programs, including pursuant to the Paycheck Protection Program or the Economic Injury Disaster Loan Program, Medicare Accelerated and Advance Payments Program, or from the U.S. Department of Health and Human Services Provider Relief Fund.

(kkkk) “Subsidiary” means, with respect to any Person, (i) any other Person (other than a natural Person) of which securities or other ownership interests (A) having ordinary voting power to elect a majority of the board of directors, managers or trustees, or other Persons performing similar functions or (B) representing more than fifty percent (50%) of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person, (ii) a partnership of which such Person is the general partner and has the power to direct the policies, management and affairs of such partnership, or (iii) a limited liability company of which such Person is the managing member and has the power to direct the policies, management and affairs of such company. For the avoidance of doubt, an Affiliated Practice shall not be considered a Subsidiary of the Company Group.

(llll) “Superior Proposal” means any Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) would be more favorable to the Company Stockholders (solely in their capacity as such) than the Transactions (taking into account any aspects of such proposal, including the Person making the Acquisition Proposal and all legal, regulatory and financing aspects that the Company Board (or a committee thereof) considers relevant). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “twenty percent (20%)” in the definition of “Acquisition Transaction” shall be deemed to be references to “fifty percent (50%).”

(mmmm) “Tax” means any U.S. federal, state and local and non-U.S. taxes, assessments and similar governmental charges and impositions (including taxes based upon or measured by gross receipts, income,

12

profits, sales, use, or occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, employment, excise and property taxes) imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed thereon.

(nnnn) “Tax Return” means any return, declaration, report, statement, or information return required to be filed with a Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(oooo) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries or Affiliates (and/or their respective directors and/or executive officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Transactions, other than any Legal Proceedings among the Parties related to this Agreement, or any Legal Proceeding pursuant to the HSR Act, or any other Antitrust Laws, with respect to which the Parties shall be subject to the obligations set forth in Section 6.2.

(pppp) “Transactions” means the Merger and the other transactions contemplated by this Agreement.

(qqqq) “Ultimate Parent Common Stock” means the common stock, par value $0.01 per share, of Ultimate Parent.

(rrrr) “Willful and Material Breach” means a material breach that is a consequence of an act or omission undertaken by the breaching party with the actual knowledge that the taking of, or failure to take, such act would cause or constitute a material breach of this Agreement.

1.2 Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.3(a)
Annual Bonus	6.10(d)
Anti-Corruption Laws	3.14
Assumed Restricted Stock Award	2.8(b)
Assumed RSU Award	2.8(c)(iii)
Capitalization Date	3.5(a)
Care Professional	3.12(e)
Cash-Out Equity Award Consideration	2.8(c)(i)
Cash-Out Equity Award Holders	2.8(f)
Cash-Out Option Consideration	2.8(a)(i)
Cash-Out RSU Consideration	2.8(c)(i)
Certificate of Merger	2.2
Certificates	2.9(c)
Chosen Courts	9.11
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board Recommendation	3.2(b)
Company Board Recommendation Change	5.3(d)(i)
Company Disclosure Letter	Article III
Company Incentive Plan	6.10(d)
Company Information Systems	3.26(a)
Company Related Parties	8.3(e)(i)

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Term	Section Reference
Company SEC Documents	Article III
Company Securities	3.5(e)
Company Stockholder Meeting	6.4(a)
Converted Option Cash Award	2.8(a)(ii)
Converted RSU Cash Award	2.8(c)(ii)
Counterparties	1.1(l)
D&O Insurance	6.9(c)
De-Identified Data	3.26(g)
DGCL	Recitals
Dissenting Company Shares	2.7(c)
DTC	2.9(d)
Effective Time	2.2
Electronic Delivery	9.15
Enforceability Exceptions	3.2(a)
Extended Termination Date	8.1(c)
Indemnified Persons	6.9(a)
Initial Termination Date	8.1(c)
Leased Real Property	3.15(c)
Material Contract	3.22(b)
Material Real Property Lease	3.15(c)
Maximum Annual Premium	6.9(c)
Merger	Recitals
Merger Sub	Preamble
New Plan	6.10(e)
Notice Period	5.3(c)(ii)(A)
OIG	3.12(f)
Old Plan	6.10(e)
Other Indemnified Persons	6.9(e)
Other Required Company Filing	6.3(b)
Owned Company Shares	2.7(a)(iii)
Parent	Preamble
Parent 401(k) Plan	6.10(f)
Parent Material Adverse Effect	7.3(a)
Parent Related Parties	8.3(e)(ii)
Parent Termination Fee	8.3(c)
Party	Preamble
Payment Agent	2.9(a)
Payment Fund	2.9(b)
Payoff Debt	6.5
Per Share Price	2.7(a)(ii)
Proxy Statement	6.3(a)
Qualifying Termination	6.10(d)
Registered Owned Intellectual Property	3.16(e)
Remedial Actions	6.2(b)
Requisite Stockholder Approval	3.2(a)
Security Plan	3.26(c)
Surviving Corporation	2.1
Termination Date	8.1(c)
Ultimate Parent	Preamble
Uncertificated Shares	2.9(c)
Voting Agreements	Recitals
Withholding Agent	2.12

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1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein”, “hereunder” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(g) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(j) References to any agreement or Contract are to that agreement or Contract as amended, amended and restated, supplemented or otherwise modified (including by waiver or consent) from time to time.

(k) All accounting terms used herein will be interpreted in accordance with GAAP.

(l) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

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(m) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.

(n) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o) Documents or other information or materials will be deemed to have been “delivered”, “provided”, “furnished” or “made available” (or any phrase of similar import) to Parent by the Company if such documents, information or materials have been (i) posted to the “Project Top Gun” virtual data room (including any “clean room”) managed by the Company at www.dfsvenue.com or (ii) delivered or provided in writing to Parent or its Affiliates or their respective Representatives, in each case, at least one (1) day prior to the date of execution and delivery of this Agreement.

(p) All references to time shall refer to New York City time unless otherwise specified.

ARTICLE II

THE MERGER

2.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, on the Closing Date: (a) Merger Sub will be merged with and into the Company; (b) the separate corporate existence of Merger Sub will thereupon cease; and (c) the Company will continue as the surviving corporation of the Merger and as a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation.”

2.2 The Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated pursuant to the DGCL by filing a certificate of merger in customary form and substance (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).

2.3 The Closing. The consummation of the Merger will take place at a closing (the “Closing”) to occur at (a) 9:00 a.m., New York City time, remotely by exchange of documents and signatures (or their electronic counterparts), on a date to be agreed upon by Parent, Merger Sub and the Company that is no later than the third (3rd) Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) such other time, location and date as Parent, Merger Sub and the Company mutually agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”

2.4 Effect of the Merger. At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all: (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

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2.5 Certificate of Incorporation and Bylaws.

(a) Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Company shall be amended and restated in its entirety to read as set forth in Exhibit B attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided by the DGCL and such certificate of incorporation (subject to Section 6.9(a)).

(b) Bylaws. At the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation, except that all references to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation, until thereafter amended as provided by the DGCL, the certificate of incorporation and such bylaws (subject to Section 6.9(a)).

2.6 Directors and Officers. The Parties shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation immediately following the Effective Time, and the officers of Merger Sub immediately prior to the Effective Time will be the officers of the Surviving Corporation immediately following the Effective Time, in each case, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal, in each case as provided in the Organizational Documents of the Surviving Corporation and by applicable Law.

2.7 Effect on Capital Stock.

(a) Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the securities described in this Section 2.7, the following will occur:

(i) each share of common stock, par value $0.01 per share of Merger Sub that is issued and outstanding as of immediately prior to the Effective Time will automatically be cancelled and converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation;

(ii) each share of Company Common Stock that is issued and outstanding as of immediately prior to the Effective Time (other than Owned Company Shares, shares subject to outstanding awards of Company Restricted Stock or Dissenting Company Shares) will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $39.00 per share, without interest thereon (the “Per Share Price”), in accordance with the provisions of Section 2.9 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with the provisions of Section 2.11); and

(iii) each share of Company Common Stock that is (A) held by the Company as treasury stock or (B) owned by Parent or any of its Subsidiaries (including Merger Sub), in each case as of immediately prior to the Effective Time (collectively, the “Owned Company Shares”) will automatically be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(b) Adjustment to the Per Share Price. The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Company Common Stock occurring on or after the date of this Agreement and prior to the Effective Time.

(c) Statutory Rights of Appraisal. Notwithstanding anything to the contrary set forth in this Agreement, if required by the DGCL (but only to the extent required thereby), Company Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Owned Company Shares) and that is held by holders of such Company Common Stock who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who have properly exercised appraisal rights with respect thereto in accordance

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with, and who have complied with, Section 262 of the DGCL with respect to any such Company Common Stock held by any such holder (the “Dissenting Company Shares”) will not be converted into the right to receive the Per Share Price pursuant to this Section 2.7, and holders of such Dissenting Company Shares will be entitled to receive payment of the fair value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL unless and until any such holder fails to perfect or effectively withdraws or loses their rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Company Shares will thereupon be treated as if they had been converted into, at the Effective Time, the right to receive the Per Share Price and the Surviving Corporation shall remain liable for payment of the Per Share Price for such Dissenting Company Shares in accordance with this Agreement. At the Effective Time, any holder of Dissenting Company Shares will cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company shall give Parent (i) prompt written notice of any demands received by the Company for appraisal of Company Common Stock and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands. Parent shall not, except with the prior written consent of the Company, make any payment with respect to any demands for appraisal or offer to settle or compromise, or settle or compromise, any such demands. For purposes of this Section 2.7(c), “participate” means that Parent will be kept reasonably apprised of proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company Shares, and Parent may offer comments or suggestions with respect to such demands, which comments or suggestions the Company shall consider in good faith, but will not be afforded any decision-making power or other authority over such demands except for the payment, settlement or compromise consent set forth above.

2.8 Equity Awards and Company ESPP.

(a) Company Options.

(i) Except as set forth in Section 2.8 of the Company Disclosure Letter, at the Effective Time, each outstanding and unexercised Company Option that is vested or that, pursuant to its terms as in effect as of the date hereof, would become vested as of the Effective Time (with any performance conditions applicable to such Company Options determined in accordance with the applicable award agreement relating thereto as of immediately prior to the Effective Time), and has an exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time less than the Per Share Price, will automatically, without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (A) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time and (B) the excess of the Per Share Price over the exercise price per share of such Company Option (the “Cash-Out Option Consideration”).

(ii) Except as set forth in Section 2.8 of the Company Disclosure Letter, at the Effective Time, each Company Option that is not cancelled in accordance with Section 2.8(a)(i) and has an exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time less than the Per Share Price shall, by virtue of the Merger and without further action on the part of the holder thereof, be cancelled and converted into the contractual right to receive a payment in an amount in cash (without interest and subject to applicable withholding Taxes) equal to the product of (A) the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time and (B) the excess of the Per Share Price over the exercise price per share of such Company Option (each, a “Converted Option Cash Award”). Except as otherwise provided in this Section 2.8(a)(ii), each Converted Option Cash Award will be subject to the same terms and conditions (including applicable vesting provisions, but excluding exercise provisions) as applied to the corresponding Company Option immediately prior to the Effective Time and will become payable to the holder thereof in accordance with the original vesting schedule applicable to the corresponding Company Option; provided, that each Converted Option Cash Award shall

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provide that the unvested portion, if any, of such Converted Option Cash Award will immediately vest and become payable upon a termination of the holder’s employment or services by the Surviving Corporation or any of its Subsidiaries without “Cause” or a resignation by the holder for “Good Reason” (each as defined in Section 6.10(d) of the Company Disclosure Letter) that occurs within the twelve (12) month period following the Effective Time. The transactions contemplated by this Section 2.8(a)(ii) shall in all cases be effected in a manner intended to comply with Section 409A of the Code.

(iii) At the Effective Time, each outstanding and unexercised Company Option (whether vested or unvested) that has an exercise price per share of Company Common Stock at which such Company Option was exercisable immediately prior to the Effective Time that is equal to or greater than the Per Share Price, will automatically, without any action on the part of the holder thereof, be cancelled for no consideration.

(b) Company Restricted Stock. At the Effective Time, each award of Company Restricted Stock outstanding as of immediately prior to the Effective Time will automatically, without any action on the part of the holder thereof, be assumed by Parent and converted into an Ultimate Parent restricted stock award (each, an “Assumed Restricted Stock Award”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such award of Company Restricted Stock immediately prior to the Effective Time, except that each Assumed Restricted Stock Award shall cover that number of whole shares of Ultimate Parent Common Stock equal to the product of the number of shares of Company Common Stock underlying such award of Company Restricted Stock as of immediately prior to the Effective Time multiplied by the Equity Award Exchange Ratio, with the result rounded down to the nearest whole number of shares of Ultimate Parent Common Stock, and such Assumed Restricted Stock Award shall provide that the unvested portion, if any, of such Assumed Restricted Stock Award will immediately vest upon a termination of the holder’s employment or services by the Surviving Corporation or any of its Subsidiaries without “Cause” or a resignation by the holder for “Good Reason” (each as defined in Section 6.10(d) of the Company Disclosure Letter) that occurs within the twelve (12) month period following the Effective Time.

(c) Company RSUs.

(i) Except as set forth in Section 2.8 of the Company Disclosure Letter, at the Effective Time each award of Company RSUs that (A) is vested and outstanding as of immediately prior to the Effective Time or (B) pursuant to its terms as in effect as of the date hereof, would become vested as of the Effective Time (in each case, with any performance conditions applicable to such award of Company RSUs determined in accordance with the applicable award agreement relating thereto as of immediately prior to the Effective Time), will automatically, without any action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest thereon and subject to applicable withholding Taxes, equal to the product of (x) the Per Share Price and (y) the total number of shares of Company Common Stock subject to such award of Company RSUs as of immediately prior to the Effective Time (the “Cash-Out RSU Consideration,” and together with the Cash-Out Option Consideration, the “Cash-Out Equity Award Consideration”).

(ii) Except as set forth in Section 2.8 of the Company Disclosure Letter, at the Effective Time, each award of Company RSUs that (A) was granted prior to the date hereof and (B) is outstanding and unvested as of the Effective Time shall, by virtue of the Merger and without further action on the part of the holder thereof, be cancelled and converted into the contractual right to receive a payment in an amount in cash (without interest and subject to applicable withholding Taxes) equal to the product of (x) the Per Share Price and (y) the total number of shares of Company Common Stock subject to such award of Company RSUs as of immediately prior to the Effective Time (each, a “Converted RSU Cash Award”). Except as otherwise provided in this Section 2.8(c)(ii), each Converted RSU Cash Award shall be subject to the same terms and conditions (including time-based vesting conditions) as applied to the corresponding award of Company RSUs immediately prior to the Effective Time and will become payable to the holder thereof in accordance with the original vesting schedule applicable to the corresponding Company RSU; provided, that each Converted RSU Cash Award shall provide that the unvested portion, if any, of such Converted RSU Cash Award will immediately vest and become payable

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upon a termination of the holder’s employment or services by the Surviving Corporation or any of its Subsidiaries without “Cause” or a resignation by the holder for “Good Reason” (each as defined in Section 6.10(d) of the Company Disclosure Letter) that occurs within the twelve (12) month period following the Effective Time.

(iii) At the Effective Time, each award of Company RSUs that is (A) granted on or after the date hereof (to the extent expressly permitted pursuant to Section 5.2(g)) and (B) outstanding and unvested as of the Effective Time shall, by virtue of the Merger and without further action on the part of the holder thereof, be assumed by Parent and converted into an Ultimate Parent restricted stock unit award (each, an “Assumed RSU Award”) on the same terms and conditions (including applicable vesting and expiration provisions) as applied to each such award of Company RSUs immediately prior to the Effective Time, except that each Assumed RSU Award shall cover that number of whole shares of Ultimate Parent Common Stock equal to the product of (x) the number of shares of Company Common Stock underlying such award of Company RSUs immediately prior to the Effective Time multiplied by (y) the Equity Award Exchange Ratio, with the result rounded down to the nearest whole number of shares of Ultimate Parent Common Stock.

(d) As soon as reasonably practicable following the Effective Time (but in no event more than ten (10) Business Days following the Effective Time), Parent shall file a registration statement on Form S-8 (or any successor form) with respect to the issuance of the shares of Ultimate Parent Common Stock subject to the Assumed Restricted Stock Awards and Assumed RSU Awards that are eligible to be registered on Form S-8 and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Assumed Restricted Stock Awards and Assumed RSU Awards remain outstanding; provided, however, that in the event that the filing deadline contemplated by this Section 2.8(d) shall occur while trading of shares of Ultimate Parent Common Stock has been suspended under Ultimate Parent’s then-effective registration statements, then Parent shall only be required to cause the filing of the Form S-8 as soon as reasonably practicable after trading has been restored.

(e) Company ESPP. The Company shall take all actions necessary pursuant to the terms of the Company ESPP to (i) provide that (A) the commencement of any future offering period will be suspended following the date of this Agreement under the Company ESPP unless and until this Agreement is terminated, (B) there will be no increase in the amount of participants’ payroll deduction elections under the Company ESPP during the current offering period from those in effect as of the date of this Agreement, (C) except to the extent required by applicable Law, no individual participating in the Company ESPP shall be permitted to make separate non-payroll contributions to the Company ESPP, (D) no individuals shall commence participation in the Company ESPP during the period from the date of this Agreement through the Effective Time, and (E) each purchase right issued pursuant to the Company ESPP shall be fully exercised on the earlier of (x) the scheduled purchase date for such offering period and (y) the date that is no later than five (5) Business Days prior to the Effective Time (with any participant payroll deductions not applied to the purchase of shares of Company Common Stock returned to the participant), and (ii) terminate the Company ESPP effective immediately prior to the Effective Time.

(f) Payment Procedures. At or prior to the Closing, Parent shall deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, the aggregate Cash-Out Equity Award Consideration owed to all holders of Company Options and Company RSUs pursuant to Section 2.8(a)(i) and Section 2.8(c)(i), respectively (collectively, the “Cash-Out Equity Award Holders”). As promptly as reasonably practicable, but in any event no later than ten (10) Business Days, after the Closing Date, the Cash-Out Equity Award Holders will be paid by the Surviving Corporation, through its payroll system, payroll provider or the Company’s standard accounts payable procedures, as applicable, all amounts required to be paid to such holders in respect of Company Options and Company RSUs that are cancelled and converted pursuant to Section 2.8(a)(i) and Section 2.8(c)(i), respectively, less any required withholding pursuant to Section 2.12 and other authorized deductions.

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(g) Further Actions. The Company shall take such action as is necessary to effect the treatment of Company Options, Company Restricted Stock and Company RSUs under this Section 2.8.

2.9 Exchange of Certificates.

(a) Payment Agent. Prior to the Closing, Parent shall (i) select a nationally recognized bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Payment Fund. On the Closing Date, at or promptly following the Effective Time, Parent shall deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock pursuant to Section 2.7, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock become entitled pursuant to Section 2.7 (the “Payment Fund”). Until disbursed in accordance with the terms and conditions of this Agreement, such cash shall be invested by the Payment Agent, as directed by Parent or the Surviving Corporation, in (i) short-term direct obligations of the United States, (ii) short-term obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services, or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks. To the extent that: (A) there are any losses with respect to any investments of the Payment Fund; (B) the Payment Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.7; or (C) all or any portion of the Payment Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.7 for any reason, Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the amount of cash in the Payment Fund so as to ensure that the Payment Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.7. Any income from investment of the Payment Fund will be payable to Parent or the Surviving Corporation as Parent directs. The Payment Fund shall not be used for any purpose other than the payment to holders of Company Common Stock as contemplated by Section 2.7.

(c) Payment Procedures. Promptly following the Effective Time (and in any event within three (3) Business Days), Parent and the Surviving Corporation shall direct the Payment Agent to mail to each holder of record as of immediately prior to the Effective Time of one or more certificates that immediately prior to the Effective Time represented issued and outstanding shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares, as applicable) (the “Certificates”), if any, (i) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent (or effective affidavits of loss in lieu thereof in accordance with Section 2.11)), and (ii) instructions for effecting the surrender of the Certificates in exchange for the Per Share Price payable with respect to the shares of Company Common Stock formerly represented thereby pursuant to Section 2.7. Upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock represented by such Certificates by (y) the Per Share Price, and the Certificates so surrendered will forthwith be cancelled. Notwithstanding anything to the contrary in this Agreement, no record holder of uncertificated shares of Company Common Stock (other than Owned Company Shares) (the “Uncertificated Shares”) will be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.7 in respect of such Uncertificated Shares. In lieu thereof, such record holder of Uncertificated Shares, upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request), will be entitled to receive in exchange therefor an amount in cash equal to the product

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obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares by (2) the Per Share Price, and the transferred Uncertificated Shares will be cancelled. No interest will be paid or accrued for the benefit of holders of the Certificates or Uncertificated Shares on the Per Share Price payable upon the surrender of such Certificates and transfer of such Uncertificated Shares pursuant to this Section 2.9(c). Until so surrendered or transferred, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Per Share Price payable in respect thereof pursuant to Section 2.7.

(d) DTC Payment. Prior to the Effective Time, Parent and the Company shall cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that the Payment Agent shall transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time multiplied by (ii) the Per Share Price.

(e) Transfers of Ownership. If payment of the Per Share Price is to be made to a Person other than the Person in whose name the surrendered Certificate or transferred Uncertificated Share in exchange therefor is registered, it shall be a condition of payment that (i) the Person requesting such exchange present proper evidence of transfer or shall otherwise be in proper form for transfer reasonably acceptable to the Payment Agent and the Surviving Corporation and (ii) the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Per Share Price to a Person other than the registered holder of such Certificate or Uncertificated Share surrendered or shall have established to the reasonable satisfaction of the Surviving Corporation that such Tax either has been paid or is not applicable.

(f) No Liability. Subject to applicable Law, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(g) Distribution of Payment Fund to Parent. Any portion of the Payment Fund that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Effective Time will be delivered to the Surviving Corporation upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Merger who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.9 shall thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent and the Surviving Corporation (subject to abandoned property, escheat or similar Law), as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.7. Any amounts remaining unclaimed by holders of any such Certificates or Uncertificated Shares five (5) years after the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority, will, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any such holders (and their successors, assigns or personal representatives) previously entitled thereto.

2.10 No Further Ownership Rights in Company Common Stock. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they will (subject to compliance with the exchange procedures of Section 2.9(c)) be cancelled and exchanged as provided in this Article II.

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2.11 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof reasonably acceptable to the Payment Agent and the Surviving Corporation, the Per Share Price payable in respect thereof pursuant to Section 2.7. Parent or the Payment Agent may, in its reasonable discretion and as a condition precedent to the payment of such Per Share Price, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.12 Required Withholding. Each of the Payment Agent, Parent, Merger Sub, the Company and the Surviving Corporation (each, a “Withholding Agent”) shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom pursuant to any Law in respect of Taxes; provided, that each such Withholding Agent shall use commercially reasonable efforts to provide the recipient of such payment a reasonable opportunity to provide tax forms (including an IRS Form W-9 or appropriate IRS Form W-8, as applicable) in order to reduce or eliminate such withholding; provided, however, that no notice shall be required for any deduction or withholding that is required for any Cash-Out Equity Award Consideration. To the extent that such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority, such amounts will be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid in satisfaction of the corresponding obligations hereunder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, subject to Section 9.14, except as (a) disclosed in the reports, statements, schedules and other documents filed or furnished by the Company with the SEC (so long as such documents are publicly available via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or made available to Parent by 5:00 p.m., New York City time, on the date prior to the date of this Agreement) (the “Company SEC Documents”), but excluding any “risk factors” or “forward-looking statements” or any other disclosure therein that is cautionary, forward-looking or predictive in nature, it being understood that any matter disclosed in such Company SEC Documents shall not be deemed disclosed for purposes of Section 3.5 (Capitalization), Section 3.23 (Finders’ Fees) and Section 3.24 (Opinion of Financial Advisor), or (b) set forth in the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”), the Company represents and warrants to Parent and Merger Sub that:

3.1 Corporate Existence and Power.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.

(b) The Company has all corporate powers and all governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as currently conducted, except for those powers, licenses, authorizations, Permits, consents and approvals the absence of which would not have a Company Material Adverse Effect.

(c) The Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not have a Company Material Adverse Effect.

(d) Complete and correct copies of the Charter and the Bylaws (each as amended to the date of this Agreement) have been made available through filings with the SEC. Each of the foregoing documents is in full force and effect, and the Company is not in violation of any of the foregoing documents in any material respect.

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3.2 Corporate Authorization.

(a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions are within the Company’s corporate powers and authority and, except for the Requisite Stockholder Approval, have been duly and validly authorized by all necessary corporate action on the part of the Company. The affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Company Stockholder Meeting (the “Requisite Stockholder Approval”) is the only vote of the holders of any of the Company’s capital stock necessary in connection with the approval and adoption of this Agreement and the consummation of the Merger and the other Transactions and (other than the filing of the certificate of merger with respect to the Merger) no other corporate action is necessary to approve or adopt this Agreement or consummate the Merger or the other Transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms except that (A) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (B) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (such exceptions in clauses (A) and (B), the “Enforceability Exceptions”).

(b) At a meeting duly called and held, the Company Board has unanimously (i) determined that it is fair to, and in the best interests of the Company and the Company Stockholders, and declared it advisable, to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth herein, (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger and the other Transactions upon the terms and conditions set forth herein, (iii) resolved to recommend that the Company Stockholders adopt this Agreement in accordance with the DGCL; and (iv) directed that the adoption of this Agreement be submitted for consideration by the Company Stockholders at a meeting thereof (collectively, the “Company Board Recommendation”).

3.3 Governmental Authorizations. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions require no action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company and its Subsidiaries are qualified to do business, (b) compliance with any applicable requirements of the HSR Act, (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable state or federal securities Laws (including, without limitation, the filing with the SEC of the Proxy Statement), (d) compliance with any applicable rules of the NYSE, (e) any consent, approval, order, authorization, authority, transfer, waiver, disclaimer, and registration, declaration or filing pertaining to Permits set forth in Section 3.3(e) of the Company Disclosure Letter and (f) any actions or filings the absence of which would not have a Company Material Adverse Effect.

3.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Charter or the Bylaws or Organizational Documents of any of the Company’s Subsidiaries, (b) assuming compliance with the matters referred to in Section 3.3, and assuming the representations and warranties in Section 4.7 are true and correct, and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, contravene, conflict with or result in a violation or breach of any provision of any Law applicable to the Company or any of its Subsidiaries, (c) assuming compliance with the matters referred to in Section 3.3, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or

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the loss of or under any Material Contract or Material Real Property Lease or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as would not have a Company Material Adverse Effect.

3.5 Capitalization.

(a) The authorized capital stock of the Company consists of (i) 500,000,000 shares of Company Common Stock; and (ii) 50,000,000 shares of Company Preferred Stock. As of 5:00 p.m., New York City time, on February 3, 2023 (such time and date, the “Capitalization Date”), (A) 243,022,452 shares of Company Common Stock were issued and outstanding (which includes 5,514,359 shares of Company Common Stock subject to outstanding awards of Company Restricted Stock); (B) no shares of Company Preferred Stock were issued and outstanding; (C) no shares of Company Common Stock were held by the Company as treasury shares; and (D) $920,000,000 aggregate principal amount of Company Convertible Notes were issued and outstanding. All issued and outstanding shares of Company Common Stock are validly issued, fully paid, nonassessable and free of any preemptive rights, purchase options, call options, right of first refusal or any similar right pursuant to any provision of Law or Contract to which the Company or any of its Subsidiaries is a party or otherwise bound.

(b) As of the Capitalization Date, the Company has reserved 74,733,776 shares of Company Common Stock for issuance pursuant to the Company Stock Plan. As of the Capitalization Date, there were (i) outstanding Company Options to acquire 19,753,087 shares of Company Common Stock (assuming, for performance-based Company Options, achievement at maximum levels of performance); (ii) 5,514,359 shares of Company Common Stock subject to outstanding awards of Company Restricted Stock; (iii) 3,709,972 shares of Company Common Stock subject to outstanding Company RSUs (assuming, for performance-based Company RSUs, achievement at maximum levels of performance); and (iv) 11,622,176 shares of Company Common Stock subject to conversion or exchange of the Company Convertible Notes. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any shares of Company Common Stock or other equity securities (including derivative or convertible securities), other than pursuant to the exercise of Company Options, the vesting of Company Restricted Stock, the vesting and settlement of Company RSUs or the conversion or exchange of the Company Convertible Notes, in each case, which were granted prior to the date of this Agreement and has not issued any Company Preferred Stock.

(c) None of the outstanding shares of Company Common Stock or awards under the Company Stock Plan have been issued in violation of any foreign, federal or state securities Laws. Except as set forth in Section 3.5(a) and (b), neither the Company nor any of its Subsidiaries is a party to any voting agreement, voting trust, proxy or other Contract with respect to any Company Securities.

(d) The Company has made available to Parent a complete and correct list, as of the Capitalization Date, of each outstanding Company Option, award of Company Restricted Stock and Company RSU, including (x) with respect to each outstanding Company Option, the number of shares of Company Common Stock subject to such Company Option (assuming achievement of any performance metrics applicable thereto at maximum levels), the name of the holder thereof (to the extent permissible under applicable Law) and the exercise price, grant date, expiration date and vesting schedule applicable thereto, (y) with respect to each award of Company Restricted Stock, the number of shares of Company Common Stock subject thereto, the name of the holder thereof (to the extent permissible under applicable Law) and the grant date and vesting schedule applicable thereto and (z) with respect to each outstanding Company RSU, the number of shares of Company Common Stock subject thereto (assuming achievement of any performance metrics applicable thereto at maximum levels), the name of the holder thereof (to the extent permissible under applicable Law) and the grant date, vesting schedule applicable thereto and whether the Company RSU was granted outside of the Company Stock Plan.

(e) Except as set forth in this Section 3.5, as of the date of this Agreement, there are no issued, reserved for issuance or outstanding: (A) shares of capital stock or other securities of or ownership interests in the

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Company and no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company other than those which have become outstanding after the Capitalization Date, which were reserved for issuance as of the Capitalization Date as set forth in Section 3.5(b), (B) securities of the Company or any Subsidiary of the Company convertible into or exchangeable for shares of capital stock or other securities of or ownership interests in the Company, (C) warrants, calls, commitments, options or other rights to acquire from the Company or any Subsidiary of the Company, or other obligation of the Company or any Subsidiary of the Company to issue or sell, any capital stock, securities or securities convertible into or exchangeable for capital stock or securities of the Company, or (D) restricted shares, stock appreciation rights, performance units, profits interests, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or securities of the Company (the items in clauses (A) through (D) being referred to collectively as the “Company Securities”). As of the date of this Agreement, there are no accrued but unpaid dividends or any other distributions with respect to any Company Securities.

(f) Except as set forth in this Section 3.5, no (i) shares of capital stock of the Company, or (ii) Company Securities, are owned by any Subsidiary of the Company.

(g) As of the date of this Agreement, the Company has not received from any of the Counterparties any notice with respect to the occurrence of an adjustment, amendment or modification to the terms of, or the exercise or termination of, any Capped Call Transactions, in whole or in part, or delivered to any of the Counterparties any notice with respect to the exercise or termination of any Capped Call Transactions.

3.6 Subsidiaries.

(a) Section 3.6(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Subsidiary of the Company and its place and form of organization.

(b) Each Subsidiary of the Company has been duly organized, is validly existing and (where applicable) in good standing under the Laws of its jurisdiction of organization and has all organizational powers and all governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as currently conducted, except for those powers, licenses, authorizations, Permits, consents and approvals the absence of which would not have a Company Material Adverse Effect. Each such Subsidiary of the Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not have a Company Material Adverse Effect.

(c) Except as set forth on Section 3.6(c) of the Company Disclosure Letter, all of the outstanding capital stock of or other securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien (other than Permitted Liens) and free of any transfer restriction (other than transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities Laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other securities or ownership interests. Except as set forth on Section 3.6(c) of the Company Disclosure Letter, there are no issued, reserved for issuance or outstanding (i) securities of the Company or any of the Company’s Subsidiaries convertible into, or exchangeable for, shares of capital stock or other securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of the Company’s Subsidiaries, or other obligations of the Company or any of the Company’s Subsidiaries to issue, any capital stock or other securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other securities of, or ownership interests in, any Subsidiary of the Company.

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(d) Section 3.6(d) of the Company Disclosure Letter sets forth a true and complete list of all Affiliated Practices, together with the jurisdiction of organization of each Affiliated Practice and a complete and accurate list of the authorized, issued and outstanding equity interests of each Affiliated Practice as well as, in each case, the name of each Person who holds any such issued and outstanding equity interests. There is no Contract that grants any Person any option to purchase, subscribe for or otherwise acquire any capital stock of any Affiliated Practice (other than as set forth in the applicable Affiliated Practice Documents). Except as set forth on Section 3.6(d) of the Company Disclosure Letter, to the Knowledge of the Company, each Person who currently holds equity interests in an Affiliated Practice satisfies in all material respects any applicable licensure qualifications for ownership of a professional corporation, professional association or professional limited liability company in the state of incorporation or organization of the Affiliated Practice. To the Knowledge of the Company, the Affiliated Practices are in compliance in all material respects with their obligations under their respective management services agreements. To the Knowledge of the Company, each Affiliated Practice Document is in full force and effect and complies in all material respects with all applicable Laws.

3.7 SEC Filings and the Sarbanes-Oxley Act.

(a) The Company has filed with or furnished to the SEC on a timely basis all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since August 6, 2020. Each Company SEC Document complied, as of its filing date, as to form and substance in all material respects with the published rules and regulations of the SEC with respect thereto, the Securities Act, the Exchange Act and the Sarbanes-Oxley Act.

(b) No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such filing or, as of the date each such filing became effective), each Company SEC Document did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since August 6, 2020, there has been no material correspondence between the SEC and the Company that is not reflected in the Company SEC Documents. As of the date hereof, to the Knowledge of the Company, no Company SEC Document is the subject of ongoing SEC review.

(d) Since August 6, 2020, the Company has been in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The management of the Company has, in compliance in all material respects with Rule 13a-15 under the Exchange Act, designed disclosure controls and procedures to ensure reliability of the Company’s financial reporting, including that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities, and disclosed to the Company’s auditors and the audit committee of the Company Board. There were no material weaknesses, or significant deficiencies that in the aggregate would amount to a material weakness, identified in the management of the Company’s assessment of internal controls as of and for the year ended December 31, 2021 (nor has any such material weakness been identified since such date through the date hereof), and the Company has not identified any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(e) Since August 6, 2020, the Company and its Subsidiaries have established and maintained a system of disclosure controls and procedures sufficient to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.

(f) Since August 6, 2020, the Company has complied in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.

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3.8 Financial Statements. The audited consolidated financial statements and unaudited consolidated quarterly financial statements (in each case, including the related notes and schedules) of the Company included or incorporated by reference in the Company SEC Documents in all material respects (a) have been prepared in conformity with GAAP applied on a consistent basis for the periods then ended (except as may be indicated in the notes thereto) and (b) fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (except, in the case of any unaudited quarterly financial statements with respect to clause (a) or (b), as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC and subject to normal year-end audit adjustments, none of which would be material individually or in aggregate).

3.9 Disclosure Documents. The information supplied or to be supplied by the Company for inclusion in the Proxy Statement, at the time of any distribution or dissemination thereof and at the time of the Company Stockholder Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The representations and warranties contained in this Section 3.9 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by Parent, Ultimate Parent, Merger Sub or any of their Representatives or advisors (in their capacities as such) for use or incorporation by reference therein.

3.10 Absence of Certain Changes. From September 30, 2022 until the date of this Agreement, (a) except in connection with the Transactions or in connection with modifications, suspensions and/or alterations of operations resulting from, or determined by the Company to be advisable and reasonably necessary in response to, COVID-19 or any COVID-19 Measures, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business, (b) there has not been a Company Material Adverse Effect, and (c) except as set forth in Section 3.10 of the Company Disclosure Letter and except for events giving rise to and the discussion and negotiation of this Agreement or COVID-19 Measures taken reasonably and in good faith, neither the Company nor any of its Subsidiaries has taken any action that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 5.2(a), Section 5.2(d), Section 5.2(i), Section 5.2(l), Section 5.2(q), Section 5.2(s) or Section 5.2(t).

3.11 No Undisclosed Material Liabilities. As of the date of this Agreement, there are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities or obligations specifically disclosed, reflected or reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Documents filed prior to the date of this Agreement; (ii) liabilities or obligations incurred in the ordinary course of business since the most recent consolidated balance sheet of the Company included in the Company SEC Documents; (iii) liabilities or obligations incurred in connection with the Transactions; (iv) liabilities or obligations that would not be required to be reflected or reserved against on a balance sheet (or notes thereto) under GAAP; and (v) liabilities or obligations that would not have a Company Material Adverse Effect.

3.12 Compliance with Laws and Court Orders; Permits.

(a) Except as set forth on Section 3.12(a) of the Company Disclosure Letter, the Company and each of its Subsidiaries and, to the Knowledge of the Company, each of its Affiliated Practices, is, and since January 1, 2020 have been, in compliance with applicable Law, except for such noncompliance that would not reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole. Except as set forth on Section 3.12(a) of the Company Disclosure Letter, since January 1, 2020, to the Knowledge of the Company, no Company Group member nor any Affiliated Practice has been under investigation by any Governmental Authority with respect to any violation of Law, except for any such investigation that would not reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries and, to the

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Knowledge of the Company, each of its Affiliated Practices, has in effect all Permits which are necessary for such Person to conduct its business as presently conducted, except for such Permits the absence of which have not had and would not have a Company Material Adverse Effect. The Company is not an “investment company” under the Investment Company Act of 1940.

(b) Since January 1, 2020, the Company Group and, to the Knowledge of the Company, each of its Affiliated Practices, has complied with all applicable Healthcare Laws except for such noncompliance that would not have a Company Material Adverse Effect. Since January 1, 2020 to the date of this Agreement, neither the Company Group nor to the Knowledge of the Company, any Affiliated Practice, has received any written notice from any Governmental Authority of any material violation or alleged material violation of any applicable Healthcare Law. Except as set forth in Section 3.12(b) of the Company Disclosure Letter, since January 1, 2020 to the date of this Agreement, to the Knowledge of the Company, no Company Group member nor any Affiliated Practice has been subject to any adverse inspection, finding, penalty assessment or other Legal Proceeding or investigation or non-routine audit by any Governmental Authority that would reasonably be expected to have a material and adverse effect, individually or in the aggregate, on the Company and its Subsidiaries, taken as a whole, if not resolved in the ordinary course.

(c) Since January 1, 2020 to the date of this Agreement, no member of the Company Group is, and to the Knowledge of the Company, nor are any of the Affiliated Practices, with respect to any Governmental Authority, a party to any corporate integrity agreement, judgment, order, deferred prosecution agreement, monitoring agreement, consent decree or settlement agreement that (i) requires the payment of an amount of money exceeding $5,000,000 by the Company Group or any Affiliated Practice to any Governmental Authority, (ii) requires any recoupment of money exceeding $5,000,000 from the Company or any of its Subsidiaries or, to the Knowledge of the Company, any Affiliated Practice, by any Governmental Authority or (iii) prohibits or materially limits any activity currently conducted by such Person under any applicable Healthcare Law. Except as set forth in Section 3.12(c) of the Company Disclosure Letter, and except as would not have a Company Material Adverse Effect, to the Knowledge of the Company, no member of the Company Group or Affiliated Practice is a defendant or named party in any current or pending qui tam or False Claims Act Legal Proceeding.

(d) Since January 1, 2020, the Company and its Subsidiaries and, to the Knowledge of the Company, the Affiliated Practices, have complied in all material respects with all Payor and Governmental Authority requirements and guidance applicable to the submission of diagnosis codes and other data used for risk adjustment purposes under the Medicare Advantage and Part D programs. Since January 1, 2020, the Company Group and, to the Knowledge of the Company, the Affiliated Practices, have not been the subject of any (i) material actions by CMS or any other Governmental Authority under the Medicare Risk Adjustment Data Validation Program or any other related audit or review, any (ii) targeted probe review, claims review, recoupment, refund set-off, challenge suit or other material penalty action or proceeding, or (iii) voluntary disclosure or repayment to a Governmental Authority or Payor expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) Except as set forth on Section 3.12(e) of the Company Disclosure Letter, and except as would not have a Company Material Adverse Effect, each physician, nurse practitioner, physician’s assistant, or other allied health professional (“Care Professional”) currently employed or engaged by or on behalf of the Company Group or, to the Knowledge of the Company, any Affiliated Practice to provide healthcare services who requires a Governmental Authorization to provide any such services is duly licensed, certified or credentialed, as applicable, pursuant to applicable Healthcare Laws.

(f) The Company has and maintains procedures to screen all directors, officers, Care Professionals, employees, independent contractors and agents against the U.S. Department of Health & Human Services Office of Inspector General’s (“OIG”) List of Excluded Individuals/Entities database, applicable state exclusion and debarment lists, and the General Services Administration’s System for Award Management database no less frequently than once per month. None of the Company nor any of its Subsidiaries, nor any of their respective

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directors or officers, nor, to the Knowledge of the Company, any Affiliated Practices or any managing employees of the Company Group or Care Professional: (i) is currently debarred, excluded, or suspended from contracting with the federal or state government or from participating in any Federal Healthcare Program, (ii) is currently subject to or, to the Knowledge of the Company, has been threatened in writing with, an investigation or proceeding that would reasonably be expected to result in such debarment, exclusion or suspension, or (iii) has, since January 1, 2020, been assessed or, to the Knowledge of the Company, threatened in writing with assessment of civil monetary penalties pursuant to 42 C.F.R. Part 1003, except as would not have a Company Material Adverse Effect in the case of (i)-(iii) pertaining to any Care Professional, director, officer or managing employee and in the case of (iii) as it relates to the Company, any Subsidiary, or Affiliated Practice.

(g) To the Knowledge of the Company, each of the Affiliated Practices, as applicable: (i) is eligible and certified for participation and reimbursement under the Federal Healthcare Programs and (ii) is in good standing with all Payors with which such Affiliated Practice is contracted. None of the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any Affiliated Practice, has, since January 1, 2020, received written notice that they are subject to any restriction, limitation, revocation, or termination of its provider status with any Payor, except as such restriction, limitation, revocation or termination that would not have a Company Material Adverse Effect.

(h) Since January 1, 2020 and except as would not have a Company Material Adverse Effect, the Company Group and, to the Knowledge of the Company, any Affiliated Practice, has not received any written notice from any Payor alleging violation of a billing or coding requirement, overpayment, false claim or fraud relating to any product or service provided or billed by any member of the Company Group or any Affiliated Practice. Since January 1, 2020 and except as would not have a Company Material Adverse Effect, each member of the Company Group and, to the Knowledge of the Company, each Affiliated Practice, has timely paid or made provision to pay any identified overpayment received from any Payor.

(i) Since January 1, 2020, no member of the Company Group or any of their respective directors or officers, nor, to the Knowledge of the Company, any Affiliated Practice or any managing employees of the Company Group has offered or paid any remuneration, directly or indirectly, overtly or covertly, in cash or in kind, to any Person to induce such Person (i) to refer an individual to a Person for the furnishing or arranging for the furnishing of any item or service in violation of any Healthcare Laws; or (ii) to purchase, lease, order, arrange for or recommend purchasing, leasing or ordering any good, facility, service or item in violation of any Healthcare Laws.

(j) Since January 1, 2020, each member of the Company Group, and to the Knowledge of the Company, the Affiliated Practices, have, to the extent required by Law, adopted and implemented a compliance program reasonably tailored to address compliance with all applicable Healthcare Laws having the elements of an effective corporate and compliance program identified in applicable guidance from the OIG and Department of Justice. There is no non-routine internal investigation being conducted by the compliance program that has identified an instance of non-compliance or violation of Law that would have a Company Material Adverse Effect.

(k) Except as would not have a Company Material Adverse Effect (i) each member of the Company Group and each Affiliated Practice is, and at all times has been, in compliance with all applicable Laws and requirements established by any Governmental Authority relating to the Stimulus Funds, including the maintenance of accounting records associated with the Stimulus Funds in compliance with their respective terms and conditions and related guidance available as of the date of this Agreement, in each case listed by each tax identification number, as applicable, (ii) no member of the Company Group nor any Affiliated Practice is currently the subject of a non-routine audit or, to the Knowledge of the Company, investigation or other inquiry by a Governmental Authority with respect to attestation, receipt or use of any Stimulus Funds by the Company Group or any Affiliated Practice, and (iii) each Company Group member and each Affiliated Practice has timely submitted all documentation and reporting required to date with respect to receipt and retention of the Stimulus

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Funds and there are no outstanding payments due under the Medicare Accelerated and Advance Payment Program.

3.13 Litigation. Except as set forth on Section 3.13 of the Company Disclosure Letter, as of the date of this Agreement, there is no, and since January 1, 2020 there has been no, Legal Proceeding pending or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries or any present or former officer, director or employee of the Company or any of its Subsidiaries in their capacity as such by or before any Governmental Authority or arbitrator, in each case, that would have a Company Material Adverse Effect. As of the date of this Agreement, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Merger by the Company. As of the date of this Agreement, none of the Company nor any of its Subsidiaries is a party to or subject to any order which would reasonably be expected to prevent or materially delay the consummation of the Merger by the Company.

3.14 Certain Business Practices. Since January 1, 2020, none of the Company nor any of its Subsidiaries, and to the Knowledge of the Company, none of their directors, officers, employees or agents (when acting on behalf of the Company in their capacity as such) has: (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns; or (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act or any other Law prohibiting corruption or bribery applicable to the jurisdictions in which the Company and its Subsidiaries operate (collectively, “Anti-Corruption Laws”). To the Knowledge of the Company, since January 1, 2020, none of the Company nor any of its Subsidiaries have been the subject of any Legal Proceeding relating to compliance with Anti-Corruption Law.

3.15 Properties.

(a) Except as would not have a Company Material Adverse Effect, the Company or its Subsidiaries have good title to, or valid leasehold interests in, as applicable, all real property, personal property and assets reflected on the Audited Company Balance Sheet or acquired after December 31, 2021, including all Material Real Property Leases, free and clear of all Liens other than Permitted Liens, except as have been disposed of since the Audited Company Balance Sheet Date in the ordinary course of business and, if after the date hereof, in accordance with the terms of this Agreement.

(b) The Company does not, nor do any of its Subsidiaries, own any real property.

(c) Section 3.15(c) of the Company Disclosure Letter sets forth a list of all leases, subleases, licenses and other use and occupancy arrangements of real property for which the Company or a Subsidiary of the Company is a tenant or subtenant, licensee or occupant having an annual rental value of $350,000 or more (such real property, the “Leased Real Property” and each underlying lease, a “Material Real Property Lease”). Except as would not have a Company Material Adverse Effect, (i) each lease or sublease under which the Company or any of its Subsidiaries leases or subleases any such Leased Real Property is valid and in full force and effect and, to the Knowledge of the Company, valid and enforceable against the other parties thereto (ii) neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge any other party to a Material Real Property Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Material Real Property Lease, and neither the Company nor any of its Subsidiaries has received or given any notice in writing that there is a breach, violation or default under any Material Real Property Lease where such breach, violation or default remains uncured. Neither the Company nor any of its Subsidiaries has subleased or otherwise granted any Person the right to use or occupy any Leased Real Property. There is no condemnation proceeding pending or, to the Knowledge of the Company, threatened as to any Material Real Property Lease nor any material casualty which has not been fully restored.

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3.16 Intellectual Property.

(a) To the Knowledge of the Company, the Company Group and each of the Affiliated Practices owns, has a valid license or sublicense to, or otherwise possesses the valid and enforceable right to use all Intellectual Property used in or necessary to conduct the business of the Company Group or the Affiliated Practices, as applicable, as currently conducted, except as would not reasonably be expected to be material, individually or in the aggregate, to the Company, its Subsidiaries and the Affiliated Practices, taken as a whole; provided, however, that the foregoing representation and warranty in this Section 3.16(a) shall not constitute or be deemed or construed as any representation or warranty with respect to infringement, misappropriation or violation by the Company, any of its Subsidiaries or any Affiliated Practice of any Intellectual Property, which is addressed in Sections 3.16(b) and (c) below. Except as would not reasonably be expected to be material, individually or in the aggregate, to the Company, its Subsidiaries and the Affiliated Practices, taken as a whole, the Company Group and, to the Knowledge of the Company, each of the Affiliated Practices, will continue to own, license or have the right to use all such Intellectual Property immediately following the Closing to the same extent as prior to the Closing. Except as would not reasonably be expected to be material, individually or in the aggregate, to the Company, its Subsidiaries and the Affiliated Practices, taken as a whole, the Company Group and, to the Knowledge of the Company, each of the Affiliated Practices, exclusively owns, free and clear of all Liens, all material Owned Intellectual Property.

(b) As of the date of this Agreement, there is no Legal Proceeding pending alleging infringement, misappropriation or violation of any Intellectual Property rights of any third party by the Company Group or, to the Knowledge of the Company, by any of the Affiliated Practices, that, if adjudicated against any member of the Company Group, or any Affiliated Practice, as applicable, would reasonably be expected to be material to its or their business, individually or in the aggregate.

(c) The business of each Company Group member and to the Knowledge of the Company, each of the Affiliated Practices, does not infringe, violate, or misappropriate any Intellectual Property of any third party, and has not done so since January 1, 2020, except for such infringements, misappropriations or violations that would not reasonably be expected to be, individually or in the aggregate, material to any such business. Except as disclosed in Section 3.16(c) of the Company Disclosure Letter, since January 1, 2020, no member of the Company Group, and to the Knowledge of the Company, none of the Affiliated Practices, has received any written notice or Legal Proceeding alleging any such infringement, violation or misappropriation, except as would not reasonably be expected to be, individually or in the aggregate, material to the business of any Company Group member or Affiliated Practice. Notwithstanding any provision of this Agreement to the contrary or otherwise, Section 3.16(b) and this Section 3.16(c) contain the sole and exclusive representations and warranties with respect to the infringement or misappropriation by the Company Group or any Affiliated Practice of any Intellectual Property of any third party.

(d) To the Knowledge of the Company, no third party is infringing, violating, or misappropriating any Owned Intellectual Property, except for such infringements, misappropriations or violations that would not reasonably be expected to be material, individually or in the aggregate, to any Company Group member or any Affiliated Practice.

(e) Section 3.16(e) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of (i) all patents, patent applications, trademark registrations, trademark applications, copyright registrations, copyright applications and domain names (“Registered Owned Intellectual Property”) and (ii) Proprietary Software, in each case owned or purported to be owned by any Company Group member or, to the Knowledge of the Company, any Affiliated Practice, that is material to the business of any member of the Company Group or any Affiliated Practice. Except as would not reasonably be expected to be material, individually or in the aggregate, to any Company Group member or any Affiliated Practice, (A) the Company Group and, to the Knowledge of the Company, each Affiliated Practice, as applicable, has paid all maintenance fees and filed all statements of use reasonably necessary to maintain the Registered Owned Intellectual Property

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(except for items that are abandoned in the ordinary course of business), (B) the Registered Owned Intellectual Property is, to the Knowledge of the Company, valid and enforceable, (C) none of the Registered Owned Intellectual Property has been adjudged invalid, and (D) none of the Registered Owned Intellectual Property is the subject of any proceeding before any Governmental Authority, registration or other authority in any jurisdiction that challenges its validity or enforceability (other than in connection with the ordinary course prosecution of such Registered Owned Intellectual Property).

(f) Except as would not be reasonably expected to be material, individually or in the aggregate, to any member of the Company Group or any Affiliated Practice, the Company Group and to the Knowledge of the Company, each of the Affiliated Practices, has maintained since January 1, 2020 and currently maintains commercially reasonable practices to protect the confidentiality of the trade secrets and material confidential information included in the Owned Intellectual Property and trade secrets and material confidential information otherwise disclosed to any member of the Company Group or any Affiliated Practice by third parties. To the Knowledge of the Company, such trade secrets and confidential information have not been disclosed to any third party, except to the extent that such third party is under an obligation of confidentiality or for such disclosures that would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group or any Affiliated Practice.

(g) To the Knowledge of the Company, each employee, contractor and consultant of the Company Group and the Affiliated Practices who has developed material Intellectual Property for any member of the Company Group or any Affiliated Practice, as applicable, within the scope of their employment or engagement has signed a written agreement irrevocably assigning (by way of present tense assignment) all right, title and interest in and to any such Intellectual Property arising out of such Person’s employment or engagement to the Company Group or the Affiliated Practice, as applicable, or all such right, title and interest vests in the Company Group or the Affiliated Practice, as applicable, by operation of Law, except as would not reasonably be expected to be material, individually or in the aggregate, to the Company Group and the Affiliated Practices, taken as a whole. To the Knowledge of the Company, except as disclosed in Section 3.16(g) of the Company Disclosure Letter, no present or former employee, contractor, consultant, officer or director of the Company Group or any Affiliated Practice holds any right, title or interest, directly or indirectly, in whole or in part, in or to any Owned Intellectual Property, except as would not reasonably be expected to be material, individually or in the aggregate, to any Company Group member or Affiliated Practice.

(h) Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group or any Affiliated Practice, to the Knowledge of the Company (i) no member of the Company Group, no Affiliated Practice, nor any other Person acting on behalf of the Company Group or any Affiliated Practice, has licensed, disclosed or delivered to any other Person, or permitted the disclosure or delivery to any escrow agent or other Person, of any source code of the Proprietary Software, and (ii) no event has occurred since January 1, 2020, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the licensing, disclosure or delivery by any member of the Company Group or any Affiliated Practice, or any Person acting on behalf of the Company Group or any Affiliated Practice, of any source code of the Proprietary Software.

(i) Except as would not reasonably be expected to be material, individually or in the aggregate, to a member of the Company Group or any Affiliated Practice, a member of the Company Group and, to the Knowledge of the Company, each of the Affiliated Practices, maintains (i) machine readable copies of the Proprietary Software, (ii) reasonably complete technical documentation or user manuals for material releases or versions thereof currently in use by any Company Group member or Affiliated Practice, currently made available to the Company Group members’ or the Affiliated Practices’ customers, or currently supported by any Company Group member or Affiliated Practice with respect to Proprietary Software that is used or accessed by customers, Service Providers, or physicians, nurse practitioners, physician’s assistants, or other allied health professionals and (iii) at least one copy of the source code of the Proprietary Software.

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(j) Except as would not reasonably be material, individually or in the aggregate, to any member of the Company Group or any Affiliated Practice, no Proprietary Software incorporates, comprises, or is distributed with any “open source software” or is otherwise subject to the provisions of any “open source” or third party license agreement that (i) requires the licensing, disclosure or distribution of any source code of any Proprietary Software to licensees or any other Person, (ii) prohibits or limits the receipt of consideration in connection with licensing or otherwise distributing source code of any Proprietary Software, (iii) except as specifically permitted by Law, allows any Person to decompile, disassemble or otherwise reverse-engineer any Proprietary Software, or (iv) requires the licensing or other distribution of any Proprietary Software to any other Person for the purpose of making derivative works.

(k) Consummation of the Transactions will not, except as would not have a Company Material Adverse Effect, alter or impair the rights of any Company Group member or, to the Knowledge of the Company, any Affiliated Practice, in or to any material Owned Intellectual Property or material Company Information Systems.

3.17 Taxes. Except as would not have a Company Material Adverse Effect:

(a) The Company, each of its Subsidiaries and, to the Knowledge of the Company, each Affiliated Practice, has duly and timely filed (taking into account valid extensions) all Tax Returns required to be filed by any of them under Law, and each such Tax Return (taking into account all amendments thereto) is true, correct and complete and has been prepared in substantial compliance with all Laws.

(b) The Company, each of its Subsidiaries and, to the Knowledge of the Company, each Affiliated Practice, has (i) paid all Taxes that have become due and payable by each of them, other than Taxes that have been reserved against on the Company SEC Documents (whether or not shown on any Tax Return) and (ii) withheld and paid all Taxes required to have been withheld and paid by each of them, including in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or third party.

(c) There is no (i) dispute, investigation or claim concerning any Tax liability being asserted, assessed or threatened in writing against the Company, any of its Subsidiaries or, to the Knowledge of the Company, any Affiliated Practice by any Governmental Authority that has not been fully paid or otherwise fully resolved, (ii) audit of any Tax Return of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any Affiliated Practice, pending or being conducted by a Governmental Authority, (iii) extension of any statute of limitations on the assessment of any Taxes granted by the Company or any of its Subsidiaries currently in effect, (iv) agreement with a Governmental Authority to any extension of time for filing any Tax Return of the Company or any of its Subsidiaries which has not been filed (other than automatic extensions obtained in connection with automatically granted extensions of time to file Tax Returns), or (v) Lien for Taxes on any of the property or assets of the Company or any of its Subsidiaries other than any Permitted Liens. No written claim has been received by the Company or any of its Subsidiaries from any Governmental Authority in a jurisdiction where neither the Company nor any of its Subsidiaries files Tax Returns asserting that the Company or any of its Subsidiaries is required to file a Tax Return with that jurisdiction or that the Company or any of its Subsidiaries is liable for any Tax or is required to collect and withhold any Tax, in each case, that has not been resolved.

(d) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by any Tax sharing, Tax indemnity, or Tax allocation agreement or (ii) has any liability or potential liability to another party under any such agreement, in each case other than (x) agreements entered into in the ordinary course of business, the primary purpose of each of which is not related to Taxes, and (y) agreements the only parties of which are the Company and/or one or more of its Subsidiaries.

(e) Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation Section 1.6011-4(b)(2), or under a corresponding or similar provision of state, local, or foreign Law.

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(f) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intending to be qualified for Tax-free treatment under Section 355 of the Code (or any corresponding or similar provision of state, local or foreign Law) in the two (2) years prior to the date of this Agreement.

(g) Neither the Company, any of its Subsidiaries nor, to the Knowledge of the Company, any Affiliated Practice (i) has been a member of a consolidated, combined, unitary or aggregate group of which the Company (or any Subsidiary of the Company) was not the ultimate parent or (ii) has any unpaid liability for the Taxes of any Person (other than the Company or its Subsidiary) under Section 1.1502-6 of the Treasury Regulations (or any corresponding or similar provision of state, local or foreign Law) as a transferee or successor, or otherwise.

(h) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by any “closing agreement” described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign Law) or other written agreement with a Governmental Authority regarding Taxes or Tax matters or (ii) has requested or received any Tax ruling, in either case that would have continuing effect after the Closing Date.

(i) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date pursuant to Section 481 of the Code (or any corresponding or similar provision of state, local, or foreign Law), in each case, prior to the Closing; (ii) installment sale or open transaction disposition made prior to the Closing; (iii) prepaid or deposit amount received, or deferred revenue accrued, prior to the Closing; or (iv) intercompany transaction entered into prior to the Closing or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local, or foreign Law) relating to transactions occurring prior to the Closing.

(j) Neither the Company nor any of its Subsidiaries (i) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has had an office or fixed place of business in a country outside of the jurisdiction of its incorporation or organization or (ii) is, or has ever been, subject to income Tax in a country outside of its jurisdiction of incorporation or organization.

(k) The Company is not, and has not been during the applicable period provided in Code Section 897(c), a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.

(l) The Company, each of its Subsidiaries and, to the Knowledge of the Company, each Affiliated Practice, has complied with all Laws relating to escheat or unclaimed property, including filing all reports, returns, documents, declarations, elections or other information or filings supplied or required to be supplied to any Governmental Authority with respect to escheat or unclaimed property matters, and remitting all amounts required to be remitted to such Governmental Authorities (whether or not shown on such filings).

(m) Neither the Company nor any of its Subsidiaries has deferred any employer payroll Taxes pursuant to Section 2302 of the Cares Act which Taxes have not yet been paid.

Notwithstanding any other provision in this Agreement, no representation or warranty is made with respect to the existence, availability, usability or limitations (or lack thereof) after the Closing Date of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward or other Tax attribute (whether federal, state, local or foreign) of the Company or any of its Subsidiaries.

3.18 Employee Plans.

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(a) Section 3.18(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each material Employee Plan and separately identifies each such material Employee Plan that is sponsored or maintained for Service Providers of the Affiliated Practices; provided, however, that in each case, to the extent there exists a form of agreement or arrangement that would constitute an Employee Plan, the Company shall be required to list only the forms of such agreements or arrangements.

(b) The Company has made available to Parent true and complete copies of the following with respect to each material Employee Plan, to the extent applicable: (i) a copy (or, to the extent that the Employee Plan is not written, a written summary of material terms) of the current plan document, insurance contracts or other funding arrangements, and any material amendments thereto; (ii) the most recent summary plan description and summary of material modifications; (iii) the most recently filed Internal Revenue Service Form 5500 (and all attachments thereto), including audited financial statements; (iv) the most recent favorable determination letter or opinion letter from the Internal Revenue Service; and (v) all material correspondence concerning audits, inquiries, or investigations by, the Department of Labor, the Internal Revenue Service or any other Governmental Authority since January 1, 2020.

(c) Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to, or has any obligation or liability with respect to, or has, with respect to clauses (i) and (ii), in the past six (6) years sponsored, maintained or contributed to, or had any obligation or liability with respect to, (i) any “employee pension benefit plan” that is subject to Title IV of ERISA, (ii) any “multiemployer plan”, as defined in Section 3(37) of ERISA, (iii) any “multiple employer plan” as described in Section 413(c) of the Code or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(d) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter from the Internal Revenue Service or is established on a pre-approved form of plan document that is the subject of a favorable advisory or opinion letter from the Internal Revenue Service and to the Knowledge of the Company, no revocation of any such determination, advisory, or opinion letter has been threatened by any Governmental Authority, and nothing has occurred that could reasonably be expected to result in any such letter being revoked or the loss of such qualification or a material penalty or material excise tax.

(e) Each Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by Law, including ERISA and the Code, that are applicable to such Employee Plan.

(f) Except as required by Law, set forth in Section 3.18(f) of the Company Disclosure Letter, or expressly provided in this Agreement, the consummation of the Transactions will not (either alone or together with any other event): (i) entitle any current or former Service Provider of the Company or any of its Subsidiaries to any payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Employee Plan, (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after the Closing, Parent to merge, amend or terminate any Employee Plan, or (iv) result in the loss of a deduction to the Company under Section 280G of the Code. No Person is entitled to receive any tax gross-up, indemnity or reimbursement from the Company or any of its Subsidiaries for any tax incurred by such Person, including under Section 409A or Section 4999 of the Code. Each Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code is in a form that has been operated and administered in compliance with all applicable requirements of Section 409A of the Code in all material respects.

(g) Neither the Company nor any of its Subsidiaries has any material liability in respect of, and no Employee Plan provides or promises, any post-employment health or life insurance or similar benefits to any current or former Service Provider of the Company or any of its Subsidiaries except as required under Section 4980B of the Code or any other Law.

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(h) There is no material Legal Proceeding pending against or, to the Knowledge of the Company, threatened against, any Employee Plan before any arbitrator or any Governmental Authority, or any other material claim pending against any Employee Plan, other than routine claims for benefits. With respect to any Employee Plan covered by Subtitle B, Part 4 of Title I of ERISA or Section 4975 of the Code, no non-exempt prohibited transaction has occurred that has caused or would reasonably be expected to cause the Company or any of its Subsidiaries to incur any material liability under ERISA or the Code.

3.19 Labor and Employment Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement with a labor union, works council or other labor organization with respect to employees of the Company or any of its Subsidiaries.

(b) To the Knowledge of the Company, as of the date of this Agreement, there is no (i) activity or proceeding by a labor union or labor organization or representative thereof to organize any employees of the Company or any of its Subsidiaries, (ii) lockout, strike, work slowdown, work stoppage or threat thereof by employees of the Company or any of its Subsidiaries, or (iii) unfair labor practice charge, material grievance, material arbitration, or collective bargaining dispute pending before any Governmental Authority.

(c) The Company and its Subsidiaries are in material compliance with all Laws respecting employment, including discrimination in employment, harassment in employment, terms and conditions of employment, worker classification (including the classification of workers as independent contractors as well as eligibility of employees for overtime pay), wages (including wage payment and withholding of employment-related taxes), hours, occupational safety and health, and employment practices, immigration, workers’ compensation, and no Person has been improperly excluded from participation in any Employee Plan or is entitled to any compensation or benefits in any material amount from the Company or its Subsidiaries under any applicable Law or an Employee Plan that he or she has not received.

(d) There is no, and since January 1, 2020, there has not been any, litigation pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries (or any current or former Service Provider in such Service Provider’s capacity as such), in each case, involving allegations of sexual harassment or sexual misconduct. Since January 1, 2020, the Company and its Subsidiaries have taken appropriate action with respect to any allegations of sexual harassment and sexual misconduct or breach of any policy of the Company and its Subsidiaries relating to the foregoing, in each case (i) involving any current or former employee, officer or director in relation to his or her work at the Company and its Subsidiaries and (ii) about which the Company has knowledge, in accordance with any written policies related thereto.

3.20 Insurance. Except as would not have a Company Material Adverse Effect, (a) the Company and its Subsidiaries maintain insurance in such amounts and against such risks as is sufficient to comply with Law and all applicable Contracts, (b) all insurance policies of the Company and its Subsidiaries are in full force and effect, except for any expiration thereof in accordance with the terms thereof, (c) neither the Company nor any of its Subsidiaries is in breach of, or default under, any such insurance policy and (d) no written notice of cancelation or termination has been received with respect to any such insurance policy, other than in connection with ordinary renewals.

3.21 Environmental Matters.

(a) Except as would not reasonably be expected to, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole:

(i) (x) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened by any Governmental Authority or other Person, in each case that alleges that the Company or any of its Subsidiaries has

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violated or has any liability under any Environmental Law, and (y) neither the Company nor any of its Subsidiaries has any continuing obligations under any judgment, decree, injunction or order of any Governmental Authority resolving or settling any alleged violation of or liability under any Environmental Law;

(ii) the Company and its Subsidiaries are and, since January 1, 2020, have been in compliance with all Environmental Laws, which compliance includes possessing and complying with all Permits required for their operations; and

(iii) there has been no Environmental Release of, or exposure of any Person to, any Hazardous Substance on any real property now or, or to the Knowledge of the Company, formerly owned or leased by (or otherwise resulting from the operations of) the Company or any of its Subsidiaries (or any of their predecessors), which such Environmental Release or exposure has resulted in any unresolved obligation of the Company or any of its Subsidiaries to conduct any investigatory or remedial action under any Environmental Law or would otherwise reasonably be expected to result in liabilities or obligations to the Company or any of its Subsidiaries.

(b) Notwithstanding anything herein to the contrary, the representations and warranties contained in this Section 3.21 are the sole and exclusive representations and warranties of the Company regarding matters arising under Environmental Laws or regarding Environmental Releases or Hazardous Substances.

3.22 Material Contracts.

(a) Except for this Agreement, any Employee Plans, and the Contracts filed as exhibits to the Company SEC Documents that are available as of the date prior to the date of this Agreement, Section 3.22(a) of the Company Disclosure Letter contains a complete and correct list, as of the date of this Agreement, of each of the following Contracts to which the Company or any of its Subsidiaries or an Affiliated Practice is a party and which remains in effect:

(i) each Contract that involves performance of services or delivery of goods, products or developmental, consulting or other services commitments by the Company, any of its Subsidiaries or the Affiliated Practices, and pursuant to which payments to the Company, any of its Subsidiaries or the Affiliated Practices of $6,500,000 or more were made in the Company’s fiscal year ended December 31, 2022, other than Contracts terminable by the Company or one of its Subsidiaries on no more than sixty (60) days’ notice or in connection with an annual renewal without liability, payment or ongoing obligation on the part of the Company or any of its Subsidiaries;

(ii) each Contract that involves performance of services or delivery of goods, materials, supplies or equipment or developmental, consulting or other services commitments to the Company or any of its Subsidiaries, pursuant to which payments by the Company or any of its Subsidiaries of $5,000,000 or more were made in the Company’s fiscal year ended December 31, 2022, other than Contracts terminable by the Company or one of its Subsidiaries on no more than sixty (60) days’ notice or in connection with an annual renewal without liability, payment or ongoing obligation on the part of the Company or any of its Subsidiaries;

(iii) each Contract that contains any provisions restricting the Company or any of its Subsidiaries from competing or engaging in any line of business or with any Person or in any area, except for such restrictions that, individually or in the aggregate, are not material to the Company and its Subsidiaries, taken as a whole;

(iv) each Contract that (A) grants any exclusive rights to any third party, including any exclusive license or supply or distribution agreement or other exclusive rights, (B) grants any rights of first refusal or rights of first negotiation with respect to any product, service or Company Intellectual Property, (C) contains any provision that requires the purchase of all or any portion of the Company’s or any of its Subsidiaries’ requirements from any third party or (D) grants “most favored nation” rights, except in the case of each of clauses (A), (B), (C) and (D) for such rights and provisions that, individually or in the aggregate, are not material to the Company and its Subsidiaries, taken as a whole;

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(v) each Contract pursuant to which any member of the Company Group is granting or is granted any license rights to use any Intellectual Property (other than nonexclusive licenses granted in the ordinary course of business), except for (A) Contracts with current and former employees, contractors, or consultants of the Company Group entered into in connection with their engagement by the Company Group, (B) nondisclosure agreements, (C) licenses for open source software, (D) non-exclusive licenses to available commercial software and (E) any other agreements that, individually or in the aggregate, are not material to the Company Group, taken as a whole;

(vi) each Contract relating to indebtedness for borrowed money (whether incurred, assumed, guaranteed or secured by any asset), except any such agreement (A) with an aggregate available principal amount (whether or not such available principal amount is outstanding) not exceeding $5,000,000 or (B) between or among any of the Company and its Subsidiaries;

(vii) each Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person (except for the Company or any of its Subsidiaries) and has any outstanding obligation with respect thereto, other than (A) extensions of credit in the ordinary course of business, and (B) investments in marketable securities in the ordinary course of business, in each case, consistent with past practice;

(viii) each Contract under which the Company or any of its Subsidiaries has any ongoing obligations (including indemnification obligations) which have not been satisfied or performed (other than confidentiality obligations) relating to the acquisition or disposition of all or any portion of any business or the assets or properties of any business (whether by merger, sale of shares, sale of assets or otherwise) for consideration in excess of $10,000,000, except for acquisitions or dispositions of inventory, properties and other assets in the ordinary course of business consistent with past practice;

(ix) each material partnership, material joint venture or other similar Contract or arrangement;

(x) each Contract between the Company or any of its Subsidiaries, on the one hand, and any current director or officer of the Company or any Person (or any of their Affiliates) beneficially owning five percent (5%) or more of Company Common Stock, on the other hand, except for any commercial Contracts entered into on arm’s length terms in the ordinary course of business and Employee Plans;

(xi) each Contract between the Company, any of its Subsidiaries, or an Affiliated Practice, on the one hand, and a Governmental Authority, on the other hand, pursuant to which the Company, any of its Subsidiaries or an Affiliated Practice receives payments from any Governmental Authority;

(xii) each Contract of the type described and set forth on Section 3.22(a)(xii) of the Company Disclosure Letter;

(xiii) all Contracts for management services, administrative services or business support services agreements between an Affiliated Practice and the Company or a Subsidiary of the Company pursuant to which the Company or a Subsidiary of the Company provides administrative and business support services to the Affiliated Practice;

(xiv) all Contracts that require or provide for the referral or recommendation of patients to the Company Group;

(xv) each Contract entered into in connection with the settlement or other resolution of any threatened or actual Legal Proceeding under which the Company or any of its Subsidiaries have any continuing or outstanding obligations, liabilities or restrictions that, individually or in the aggregate, are material to the Company and its Subsidiaries, taken as a whole; and

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(xvi) each Contract that commits the Company or its Subsidiaries to enter into any Contracts of the types described in the foregoing clauses (i) through (xv).

(b) Except as would not have a Company Material Adverse Effect, as of the date of this Agreement, each Contract filed as an exhibit to the Company SEC Documents or required to be disclosed in Section 3.22(a) of the Company Disclosure Letter (each, a “Material Contract”) (unless it has terminated or expired (in each case according to its terms)) is in full force and effect and is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the Knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the Knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms except as such enforceability may be limited by the Enforceability Exceptions. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party is in breach of or in default under any Material Contract, and no event has occurred that, with or without the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries party thereto, except for such breaches and defaults which would not have a Company Material Adverse Effect. The Company has made available to Parent a true and correct copy of each Material Contract, including all amendments and supplements thereto.

3.23 Finders’ Fees. Except for Centerview Partners LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Affiliates who is entitled to any financial advisor’s, broker’s, finder’s or other similar fee or commission from the Company or any of its Affiliates in connection with the Transactions. On the date hereof, following the execution and delivery of this Agreement, the Company has made available to Parent a true, correct and complete copy of the engagement letter between the Company and Centerview Partners LLC relating to the Transactions.

3.24 Opinion of Financial Advisor. Centerview Partners LLC has delivered to the Company Board its written opinion that, as of the date of such written opinion and based upon and subject to the various assumptions made, procedures followed, matters, and qualifications and limitations set forth therein, the Per Share Price to be paid to the holders of shares of Company Common Stock (other than Owned Company Shares, shares subject to outstanding awards of Company Restricted Stock, Dissenting Company Shares, or shares held by any affiliate of the Company or Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders. A signed copy of such opinion will be made available to Parent for information purposes only following the date of this Agreement (it being understood and agreed that such opinion is for the benefit of the Company and may not be relied upon by Parent, its Affiliates or any other Person).

3.25 Antitakeover Statutes. Assuming the representations and warranties in Section 4.7 are complete and correct, the Company Board has adopted all such resolutions, and the Company has taken all action, necessary to exempt this Agreement, the Merger and the other Transactions contemplated hereby and thereby from any “business combination,” “fair price,” “moratorium,” “control share acquisition” or other anti-takeover provision set forth in the DGCL or other Law.

3.26 Information Systems, Privacy and Data Privacy.

(a) Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group, the Company Group lawfully own(s), lease(s) or license(s) all Information Systems (the “Company Information Systems”) material to the conduct of the business of any member of the Company Group. To the Knowledge of the Company, since January 1, 2020, there has been no failure, malfunction, crash, or other substandard performance of any such Company Information System (including any Proprietary Software) that has caused a material disruption to any member of the Company Group. The Company Information Systems (including the Proprietary Software) (i) are adequate for, and operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with, the operation of the business of any member of the Company Group, (ii) are free from material bugs, errors and other defects, and (iii) to the Knowledge of the Company, do not contain any Malicious

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Code. The Company and its Subsidiaries maintain commercially reasonable anti-malware, anti-virus, backup, security, business continuity, and disaster recovery measures and technology.

(b) The Company Group is, and since January 1, 2020 has been, in compliance in all material respects with applicable Data Privacy/Security Requirements. To the Knowledge of the Company, all vendors, processors, subcontractors and other Persons acting for or on behalf of any Company Group member or Affiliated Practice in connection with the Processing of Personal Data or that otherwise have been authorized to have access to the Company Information Systems or the Personal Data in the possession or control of any Company Group member or Affiliated Practice comply, and have since January 1, 2020 complied, in all material respects with the applicable Data Privacy/Security Requirements.

(c) Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group or Affiliated Practice, since January 1, 2020, the Company Group has implemented and maintains an information security program (the “Security Plan”) comprising administrative, physical and technical safeguards that are designed to protect the security, confidentiality, integrity and availability of the Personal Data Processed by the Company Group and the Company Information Systems in a manner reasonably appropriate to the size and scope of the Company Group and the Personal Data they Process from loss, damage, misuse or unauthorized use, access, modification, destruction, or disclosure, including cybersecurity and malicious insider risks. Except as set forth in Section 3.26(c) of the Company Disclosure Letter, the Security Plan conforms, and since January 1, 2020 has conformed, in all material respects, to the Data Privacy/Security Requirements and any public statements made by the Company Group regarding the Security Plan.

(d) Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group or any Affiliated Practice, no member of the Company Group or, to the Knowledge of the Company, any Affiliated Practice, has, since January 1, 2020, experienced any material Security Incident. There are no actions, suits or proceedings pending or, to the Knowledge of the Company, overtly threatened against any Company Group member or any Affiliated Practice or, to the Knowledge of the Company, their subcontractors (with respect to Personal Data Processed for or on behalf of any Company Group member or Affiliated Practice) with respect to Company Group members’, Affiliated Practices’ or their respective subcontractors’ compliance with its or their privacy, security or data protection practices, including any violations of Privacy Laws. Since January 1, 2020, the Company Group has not received any written or, to the Knowledge of the Company, oral request to make available to the Secretary of the U.S. Department of Health & Human Services or any other Governmental Authority any of its internal practices, books and records relating to the Processing of Personal Data.

(e) Except as would not have a Company Material Adverse Effect, since January 1, 2020, each Company Group member and, to the Knowledge of the Company, each Affiliated Practice, is in compliance with HIPAA and has implemented policies, procedures, and safeguards that comply with HIPAA. Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group, each member of the Company Group and, to the Knowledge of the Company, each Affiliated Practice has executed a “business associate contract” (as described in 45 C.F.R. §§ 164.502(e) and 164.504(e)) that complies with HIPAA requirements for business associate contracts with each: (x) “business associate” (as defined at 45 C.F.R. § 160.103) of any Company Group member or Affiliated Practice, as applicable, (y) “subcontractor” (as defined at 45 C.F.R. § 160.103) of any Company Group member or Affiliated Practice, as applicable, and (z) “covered entity” (as defined at 45 C.F.R. § 160.103) for which any Company Group member or Affiliated Practice, as applicable, provides a function or service or performs an activity that renders any Company Group member or Affiliated Practice, as applicable, a business associate. Each member of the Company Group and each Affiliated Practice is, and has been, in material compliance with all such business associate contracts. Except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Group member nor, to the Knowledge of the Company, any Affiliated Practice has had any unauthorized use or disclosure of “unsecured protected health information” (as defined in HIPAA) that would

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constitute a “breach” (as defined in HIPAA) and that would require any member of the Company Group or any Affiliated Practice, as applicable, to provide notice to any Person under HIPAA.

(f) Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group, the Company Group has all rights, authority, consents and authorizations necessary to receive, access, use, disclose and otherwise Process the Personal Data in their possession or under their control in connection with the operation of their business as presently conducted. The Company Group has made all disclosures regarding, and obtained consent or authorization for, the Processing of Personal Data as required by the Data Privacy/Security Requirements and any privacy statement published by the Company Group.

(g) Except as would not reasonably be expected to be material, individually or in the aggregate, to any member of the Company Group, to the extent that the Company Group (or any third party on its or their behalf) has de-identified, anonymized, or pseudonymized any Personal Data (the “De-Identified Data”): (i) the Personal Data has in all material respects been de-identified, anonymized, or pseudonymized in accordance with the requirements of all applicable Data Privacy/Security Requirements; and (ii) the Company Group (or a third party on their behalf) has in all material respects obtained, or confirmed that others have obtained, any and all required consents, authorizations, permissions, licenses, and other approvals, or permitted waivers of the same, and has provided any and all required notifications, under the Data Privacy/Security Requirements to Process the Personal Data to create De-Identified Data and to Process the De-Identified Data for any lawful purpose.

3.27 Non-Reliance. The Company acknowledges that it has not relied on any representations or warranties whatsoever in connection with the Transactions, express or implied, except as set forth in Article IV (or in the certificate delivered pursuant to Section 7.3(c)).

3.28 No Other Representations or Warranties. Except for the representations and warranties expressly made by the Company in this Article III or in any certificate delivered pursuant to this Agreement, neither the Company nor any other Person makes or has made any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to the Company any of its Subsidiaries or their respective business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to Parent, Ultimate Parent and Merger Sub or any of their Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Without limiting the generality of the foregoing, neither the Company nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, or budget relating to the Company, any of its Subsidiaries or their respective businesses or (b) except for the representations and warranties made by the Company in this Article III, any oral or written information presented to Parent, Ultimate Parent, Merger Sub or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the course of the Transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent, Merger Sub, and solely with respect to Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.6, Section 4.9 and Section 4.16, Ultimate Parent, jointly and severally, hereby represent and warrant to the Company as follows:

4.1 Corporate Existence and Power.

(a) Each of Parent, Ultimate Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has all corporate powers and all

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governmental licenses, authorizations, Permits, consents and approvals required to carry on its business as currently conducted, except for those powers, licenses, authorizations, Permits, consents and approvals the absence of which would not have a Parent Material Adverse Effect. Since the date of its incorporation, Merger Sub has not engaged in any activities other than in connection with or as contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub.

(b) Each of Parent, Ultimate Parent and Merger Sub is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not have a Parent Material Adverse Effect. Parent has heretofore made available to the Company complete and correct copies of the certificates of incorporation and bylaws of Parent and Merger Sub as currently in effect. Each of the foregoing documents is in full force and effect, and neither Parent nor Merger Sub is in violation of any of the foregoing documents in any material respect.

4.2 Corporate Authorization. The execution, delivery and performance by Parent, Ultimate Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Transactions are within the corporate powers of Parent, Ultimate Parent and Merger Sub and, except for the required approval of Parent, as the sole stockholder of Merger Sub, have been duly authorized by all necessary corporate action. Assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of each of Parent, Ultimate Parent and Merger Sub, enforceable against each of Parent, Ultimate Parent and Merger Sub in accordance with its terms (subject to the Enforceability Exceptions).

4.3 Governmental Authorizations. The execution, delivery and performance by Parent, Ultimate Parent and Merger Sub of this Agreement and the consummation by Parent, Ultimate Parent and Merger Sub of the Transactions require no action by or in respect of, or filing with, any Governmental Authority, other than (a) the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which Parent and Ultimate Parent are qualified to do business, (b) compliance with any applicable requirements of the HSR Act, (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable state or federal securities Laws, (d) compliance with any applicable rules of the NYSE and (e) any actions or filings the absence of which would not have a Parent Material Adverse Effect.

4.4 Non-Contravention. The execution, delivery and performance by Parent, Ultimate Parent and Merger Sub of this Agreement, as applicable, and the consummation by Parent and Merger Sub of the Transactions do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent, Ultimate Parent or Merger Sub, (b) assuming compliance with the matters referred to in Section 4.3, contravene, conflict with or result in a violation or breach of any provision of any Law or (c) assuming compliance with the matters referred to in Section 4.3, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent, Ultimate Parent or any of their respective Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent, Ultimate Parent or any of their respective Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (c), as would not have a Parent Material Adverse Effect.

4.5 Disclosure Documents. The information supplied by Parent, Ultimate Parent or Merger Sub for inclusion in the Proxy Statement, at the time of any distribution or dissemination thereof and at the time of the Company Stockholder Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The representations and warranties contained in this Section 4.5 will not apply to statements or omissions included or incorporated by reference in the Proxy Statement based upon information supplied by the Company or any of its Representatives or advisors (in their capacities as such) specifically for use or incorporation by reference therein.

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4.6 Litigation. As of the date of this Agreement, there are no Legal Proceedings pending or, to the knowledge of Parent, Ultimate Parent or any controlled Affiliates of Ultimate Parent, threatened against Parent, Ultimate Parent, Merger Sub or any of their respective Subsidiaries, other than any such Legal Proceeding that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Merger by Parent or Merger Sub, and none of Parent, Ultimate Parent, Merger Sub nor any of their respective Affiliates is a party to or subject to the provisions of any order which would reasonably be expected to prevent or materially delay the consummation of the Merger by Parent or Merger Sub.

4.7 Ownership of Company Securities; Section 203 DGCL. Parent and its Affiliates do not “own” (as defined in Section 203 of the DGCL), or “beneficially own” (within the meaning of Regulation 13D promulgated under the Exchange Act), any shares of Company Common Stock, Company Securities or other securities of the Company or any options, warrants or other rights to acquire Company Common Stock, Company Securities or other securities of, or any other economic interest (through derivative securities or otherwise) in, the Company. Neither Parent nor any of its “affiliates” or “associates” (each as defined in Section 203 of the DGCL) is, or has been at any time with the last three (3) years, an “interested stockholder” as defined in Section 203 of the DGCL. Neither Parent nor any of its Subsidiaries has taken, or authorized or permitted any of its Representatives to take, any action that would cause Parent or any of its “affiliates” or “associates” (each as defined in Section 203 of the DGCL) thereof to be deemed an “interested stockholder” as defined in Section 203 of the DGCL or otherwise render Section 251 of the DGCL inapplicable to the Merger.

4.8 Solvency. Neither of Parent and Merger Sub is entering into the Transactions with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming the accuracy of the representations and warranties set forth in Article III, Parent and the Surviving Corporation will, after giving effect to the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger, any amounts that become payable in respect of the redemption of the Company Convertible Notes and all related fees and expenses of Parent, Merger Sub, the Company and their respective Subsidiaries in connection therewith), be Solvent at the Effective Time. As used in this Section 4.8, the term “Solvent” means, as of the Effective Time, (a) the sum of the assets, at a fair valuation, of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) will exceed their debts, (b) each of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) has not incurred debts beyond its ability to pay such debts as such debts mature, and (c) each of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) does not have unreasonably small capital with which to conduct its business.

4.9 No Vote of Parent Stockholders. No vote of the stockholders of Parent or the holders of any other securities of Parent or Ultimate Parent (equity or otherwise) is required by any Law, the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or Ultimate Parent or the applicable rules of any exchange on which securities of Parent or Ultimate Parent are traded, in order for Parent or Ultimate Parent to consummate the Transactions. For purposes of this Section 4.9, “Parent” or “Ultimate Parent” also includes the equity holders of, or parent company of, Parent or Ultimate Parent, as applicable.

4.10 Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their respective Subsidiaries who is entitled to any fee or commission from Parent, Merger Sub or any of their respective Affiliates in connection with the Transactions, except that Parent has employed Credit Suisse Securities (USA) LLC and Lazard Freres & Co. LLC as its financial advisors.

4.11 Sufficient Funds. As of the Closing, Parent shall have cash and other immediately available funds sufficient to consummate the Merger and to satisfy all of Parent and Merger Sub’s monetary obligations under this Agreement. Notwithstanding anything set forth herein to the contrary, the obligations of Parent and Merger Sub hereunder are not subject to any condition with respect to Parent or Merger Sub’s ability to obtain financing for the Merger.

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4.12 National Security Matters. None of Parent, Merger Sub or any of their respective Affiliates is a “foreign person” within the meaning of 31 C.F.R. § 800.244, and the transactions contemplated by this Agreement are accordingly not “covered transactions” within the meaning of 31 C.F.R. § 800.213.

4.13 Operations of Merger Sub. The authorized capital stock of Merger Sub consists solely of 100 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. Merger Sub has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, Merger Sub shall not have engaged in any other business activities and shall not have incurred liabilities or obligations other than as contemplated by this Agreement or incident to its formation. Parent owns beneficially and of record all of the outstanding capital stock and other equity and voting interest in, Merger Sub free and clear of all Liens (other than Permitted Liens).

4.14 Parent and Management Arrangements. Parent has disclosed to the Company all Contracts (and, with respect to those that are written, Parent has furnished to the Company correct and complete copies thereof), if any, between or among Parent, Merger Sub or any Affiliate of Parent, on the one hand, and any member of the Company Board or officers or employees of the Company or its Subsidiaries, on the other hand.

4.15 Non-Reliance. Each of Parent and Merger Sub acknowledges that neither Parent nor Merger Sub is relying or has relied on any representations or warranties whatsoever in connection with the Transactions, express or implied, except as set forth in Article III (or in the certificate delivered pursuant to Section 7.2(d)). The Company has made available to Parent and Merger Sub, and may continue to make available, certain estimates, projections and other forecasts for the business of the Company and its Subsidiaries and certain plan and budget information. Each of Parent and Merger Sub acknowledges that these estimates, projections, forecasts, plans and budgets and the assumptions on which they are based were prepared for specific purposes and may vary significantly from each other. Further, each of Parent and Merger Sub acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts, plans and budgets, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans and budgets), and that, except as set forth in Article III (or in the certificate delivered pursuant to Section 7.2(d)), none of Parent or Merger Sub is relying on any estimates, projections, forecasts, plans or budgets furnished by the Company, its Subsidiaries or their respective Affiliates and Representatives, and none of Parent or Merger Sub shall, and shall cause its Affiliates and their respective Representatives not to, hold any such Person liable with respect thereto.

4.16 No Other Representations or Warranties. Except for the representations and warranties expressly made by Parent, Ultimate Parent and Merger Sub in this Article IV or in any certificate delivered pursuant to this Agreement, none of Parent, Ultimate Parent, Merger Sub or any other Person makes or has made or is making any representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to Parent, Ultimate Parent or Merger Sub or their respective Affiliates or business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing. Except for the representations and warranties expressly made by the Company in Article III or in any certificate delivered pursuant to this Agreement, Parent, Ultimate Parent and Merger Sub hereby acknowledge that neither the Company nor any of its Subsidiaries, nor any other Person, makes or has made or is making any other representation or warranty of any kind whatsoever, express or implied, at Law or in equity, with respect to the Company or any of its Subsidiaries or their Affiliates or their respective business, operations, assets, liabilities, condition (financial or otherwise), notwithstanding the delivery or disclosure to Parent, Ultimate Parent, Merger Sub or any of their respective Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

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ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as set forth in the Company Disclosure Letter, (c) as required by applicable Law, or (d) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed not given if Parent provides no written response within seven (7) Business Days after a written request by the Company for such consent), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, and, to the extent permitted by the terms of the applicable Affiliated Practice Documents and subject to applicable Law, and direct (and enforce any applicable contractual rights to cause) the Affiliated Practices to use their respective commercially reasonable efforts to, conduct the business of the Company Group and the Affiliated Practices in the ordinary course of business, and, to the extent consistent therewith, use commercially reasonable efforts to (and with respect to the Affiliated Practices, to the extent permitted by the terms of the applicable Affiliated Practice Documents and subject to applicable Law, and direct (and enforce any applicable contractual rights to cause) the Affiliated Practices to use their respective commercially reasonable efforts to), (i) preserve intact in all material respects their material assets and properties and significant commercial relationships with third parties (including Governmental Authorities that have jurisdiction over its business and operations) and (ii) keep available the services of the Company’s executive officers and key employees; provided, that no action or omission by the Company Group with respect to matters specifically addressed by any provision of Section 5.2 shall be deemed a breach of this sentence unless such action or omission would constitute a breach of such relevant provision of Section 5.2; provided, further, that, in each case, the Company and its Subsidiaries may make any necessary or advisable changes in their respective business practices in response to COVID-19 and any COVID-19 Measures, including to (A) protect the health and safety of the Company’s and its Subsidiaries’ employees, suppliers, partners and other individuals having business dealings with the Company and its Subsidiaries or (B) respond to third-party supply or service disruptions caused by COVID-19 or any COVID-19 Measures, in each case, to the extent that either (1) such action or omission in response to COVID-19 Measures is reasonably determined by the Company to be reasonably necessary to comply with such COVID-19 Measures or (2) such action or omission is taken in response to COVID-19 and is reasonably determined by the Company to be necessary in response to COVID-19 in order to maintain and preserve in all material respects the business organization, assets, properties and business relations of the Company Group, taken as a whole; provided, however, that the Company shall give Parent prior written notice of any such action or omission to the extent reasonably practicable, which notice shall describe in reasonable detail the action or omission and the reason(s) that such action or omission is being taken, or omitted to be taken and take into account in good faith the reasonable suggestions of Parent with respect to such actions or omissions to be taken by the Company, and, in the event that it is not reasonably practicable for the Company to give the prior written notice described in this proviso, the Company shall instead give such written notice to Parent promptly after such act or failure to act.

5.2 Forbearance Covenants. Except (1) as expressly contemplated by this Agreement, (2) as set forth in Section 5.2 of the Company Disclosure Letter, (3) as required by applicable Law, (4) as necessary or advisable in response to COVID-19 or any COVID-19 Measures in accordance with Section 5.1, or (5) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed and shall be deemed not given if Parent provides no written response within seven (7) Business Days after a written request by the Company for such consent), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, neither the Company nor any of its Subsidiaries shall, nor, to the extent permitted by applicable Law and the terms of the Affiliated Practice Documents, shall the Company or its Subsidiaries permit the Affiliated Practices to:

(a) amend the Organizational Documents of (i) the Company, (ii) any of its Subsidiaries and (iii) any Affiliated Practices, in the cases of clause (ii) and (iii), in any material respect;

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(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the dissolution of any inactive Subsidiary of the Company);

(c) issue, sell, deliver or agree or commit to issue, sell or deliver any Company Securities or any capital stock or other equity or voting interest of any of its Subsidiaries, except (i) in accordance with the terms of any employment agreements or arrangements or any award agreements issued by the Company as of the date of this Agreement under the Company Stock Plan or otherwise with respect to, and upon the vesting, exercise or settlement of, Company Options, Company Restricted Stock or Company RSUs, in effect on the date of this Agreement or granted after the date hereof in compliance with this Agreement; (ii) as expressly contemplated by Section 5.2(g); or (iii) the delivery of Company Securities upon the conversion of the Company Convertible Notes in accordance with the Convertible Notes Indenture;

(d) except for transactions solely among the Company and its Subsidiaries or solely among the Subsidiaries of the Company, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, directly or indirectly, any of its capital stock or other equity or voting interest, other than (i) the acquisitions of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Options to pay the exercise price of such Company Options, (ii) the withholding of shares of Company Common Stock to satisfy Tax obligations incurred in connection with the exercise of Company Options, the vesting of Company Restricted Stock and the vesting and settlement of Company RSUs, (iii) the acquisition by the Company of Company Options, Company Restricted Stock and Company RSUs in connection with the forfeiture of such awards, (iv) as required by any Employee Plan as in effect on the date of this Agreement or amended after the date hereof as permitted pursuant to Section 5.2(g) and (v) pursuant to the Capped Call Transactions;

(e) establish a record date for, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest of the Company or its Subsidiaries (excluding, for the avoidance of doubt, the Company Convertible Notes), except for any dividends or other distributions made by any direct or indirect Subsidiary of the Company to the Company or one of its other Subsidiaries;

(f) incur, assume, endorse, guarantee, or otherwise become liable for any indebtedness for borrowed money or any material obligation of another Person, including by way of a guarantee or an issuance or sale of debt securities, or issue or sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing, except (i) borrowings under the Company Credit Agreement in amounts available thereunder as of the date of this Agreement or under facilities that replace, renew, extend, refinance or refund the Company Credit Agreement (including indebtedness incurred to repay or refinance related fees and expenses) provided, that (A) no such replacement, renewal, extension, refinancing or refund shall increase the principal amount of such indebtedness that is the subject thereof, and (B) such refinanced indebtedness shall be on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its Subsidiaries, taken as a whole, than the indebtedness being replaced, (ii) letters of credit, performance bonds and surety bonds entered into in the ordinary course of business consistent with past practice, (iii) any indebtedness among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, and (iv) any additional indebtedness in an amount not to exceed (x) $225,000,000 minus (y) any amounts drawn under clause (i) hereof in the aggregate at any time incurred by the Company or any of its Subsidiaries; provided, that in each case, such indebtedness does not contain any terms or conditions that would prevent or hinder the Merger or other Transactions and only contains prepayment penalties that are consistent with market terms for such type of indebtedness;

(g) (i) adopt, amend or modify in any material respect, or terminate any Employee Plan; or (ii) increase the compensation of any director, officer, employee or other Service Provider, except (A) in the case of clause

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(i), (I) amendments and modifications, in the ordinary course of business consistent with past practice and (II) entering into offer letters that contemplate “at will” employment in conjunction with new hires permitted by this Section 5.2 and (B) in the case of clause (ii), (I) to the extent required pursuant to any Employee Plan; (II) in conjunction with annual renewal or plan design changes for the Employee Plans that are made in the ordinary course of business consistent with past practice and do not materially increase the cost to the Company and its Subsidiaries; and (III) in conjunction with new hires, promotions and changes in job position or status of any current employee or other Service Provider who is both (x) not entitled to earn an annual base salary or wage rate that equals or exceeds $275,000 and (y) terminable “at will”; provided that in the case of each of clause (I) through (III), any such action is consistent with past practice;

(h) compromise or settle (or agree to compromise or settle) any threatened or actual Legal Proceeding other than (i) in accordance with Section 5.2(h) of the Company Disclosure Letter and (ii) any compromise or settlement where the amount paid or to be paid by the Company or any of its Subsidiaries in excess of the amounts set forth in Section 5.2(h) of the Company Disclosure Letter is covered by insurance coverage maintained by the Company or any of its Subsidiaries; provided, that, in each case, no such compromise or settlement involves non-monetary relief or any admissions of liability or responsibility by the Company Group or any Affiliated Practice;

(i) change the Company’s or its Subsidiaries’ methods, principles or practices of financial accounting, except as required by GAAP or Regulation S-X of the Exchange Act (or any interpretation thereof);

(j) incur or commit to incur any capital expenditures other than during the years ended December 31, 2023 and December 31, 2024, in each case, amounts not in excess of 115% of the Company’s actual capital expenditure spend for the year ended December 31, 2022;

(k) (i) other than in the ordinary course of business consistent with past practice and in each case, subject to the other clauses of this Section 5.2, materially modify or materially amend, waive, release, assign or settle any material rights, claims or benefits under, or terminate (other than any Material Contract or Material Real Property Lease that has expired in accordance with its terms) any Material Contract or Material Real Property Lease (including any Contract that would be deemed a Material Contract or Material Real Property Lease if it had been entered into prior to the date of this Agreement), (ii) other than as set forth on Section 5.2(k) of the Company Disclosure Letter or with respect to any Material Contract of the type listed in subclauses (i), (ii), (v), (vi), (viii), (ix), (xi), (xiii) and (xv) of Section 3.22(a), enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement or (iii) enter into any Contract that would have been a Material Real Property Lease had it been entered into prior to the date of this Agreement, other than with respect to any Contract having an annual rental value of less than $400,000 entered into in the ordinary course of business consistent with past practice;

(l) license (other than non-exclusive licenses granted in the ordinary course of business), dedicate to the public, abandon, disclaim, sell, assign, transfer or encumber (other than Permitted Liens), or contribute as open source software, any material Owned Intellectual Property;

(m) make any loans or advances to any other Person, other than (i) to the Company or any of its Subsidiaries or Affiliated Practices in the ordinary course of business or (ii) accounts receivable and extensions of credit in the ordinary course of business and advances of expenses to employees, in the case of sub-clauses (i) and (ii), in the ordinary course of business consistent with past practice;

(n) adopt, enter into, engage in negotiations for, terminate or materially amend any collective bargaining agreement or other similar agreement with an employee representative body;

(o) enter into any new line of business outside of its existing business as of the date of this Agreement;

(p) enter into or adopt any “poison pill” or similar stockholder rights plan;

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(q) acquire any division, assets, properties, businesses or equity securities in any Person (including by merger, amalgamation, plan of arrangement, consolidation or acquisition of securities or assets), other than (i) in or from any wholly owned Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company, (ii) acquisition of products and services in the ordinary course of business consistent with past practice, (iii) that do not exceed $50,000,000 in the aggregate or (iv) capital expenditures as contemplated by Section 5.2(j);

(r) other than in the ordinary course of business consistent with past practice or as otherwise contemplated in Section 5.2(g), hire or terminate (other than for cause) the employment or service of any Service Provider who is entitled to earn an annual base salary or wage rate equal to or greater than $275,000 (or any individual who would be such a Service Provider if employed on the date hereof);

(s) sell, lease, encumber, dispose of or otherwise transfer any of the Company’s or its Subsidiaries’ assets (other than a sale, lease or transfer from the Company or a wholly owned Subsidiary of the Company to a wholly owned Subsidiary of the Company), securities, properties, interests or businesses if the aggregate amount of consideration paid or transferred to the Company and its Subsidiaries would exceed $50,000,000 in the aggregate, other than sales of Company products and services, inventory or used equipment in the ordinary course of business consistent with past practice;

(t) (i) change (or file a request to change) any material method of Tax accounting or any annual Tax accounting period, (ii) change any material Tax election of the Company or its Subsidiaries, (iii) settle or compromise any claim, investigation, audit or controversy relating to material Taxes in excess of the reserves established by the Company or its Subsidiaries for such claim, investigation, audit or controversy, (iv) file any amended income or other material Tax Return other than required by Law or (v) waive or agree to extend the statute of limitations with respect to any Tax Return other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business;

(u) agree, resolve or commit to take any of the actions prohibited by this Section 5.2.

If any action taken or refrained from being taken by the Company or any of its Subsidiaries is expressly permitted or addressed by one sentence or subsection of this Section 5.2 and not prohibited thereunder, the taking or refraining from being taken of such action by the Company or any of its Subsidiaries shall be deemed not to be in violation of any other sentence or subsection of this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. Subject to the final sentence of this Section 5.3(a) and subject to the terms of Section 5.3(b), from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company and its Subsidiaries shall not, and shall instruct (and use their reasonable best efforts to cause) any of their respective Representatives (in their capacities as such) not to, directly or indirectly: (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any Person (other than Parent, Merger Sub or any designees of Parent or Merger Sub) any non-public information relating to the Company Group or the Affiliated Practices or afford to any Person access to the business, properties, assets, books, records or personnel, of the Company Group or the Affiliated Practices, in any such case, in connection with the making, submission or announcement of, or to knowingly encourage, induce or facilitate, a proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to an inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, in each case, other than informing such Persons of the existence of the provisions contained in this Section 5.3 and contacting the Person making the Acquisition Proposal in order to clarify the terms of the Acquisition Proposal; (iv) approve, endorse or recommend an Acquisition Proposal; or

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(v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to, or would reasonably be expected to lead to an Acquisition Transaction, an “Alternative Acquisition Agreement”). Subject to the final sentence of this Section 5.3(a) and subject to the terms of Section 5.3(b), after the date of this Agreement, the Company and its Subsidiaries shall, and shall instruct (and use its reasonable best efforts to cause) any of their respective Representatives (in their capacities as such) to (x) cease any discussions, communications or negotiations with any Person (other than Parent and its Representatives) in connection with an Acquisition Proposal or a proposal or offer that would reasonably be expected to lead to an Acquisition Proposal by such Person, (y) promptly (and in any event within one (1) Business Day after the date of this Agreement) shut off all access of any Person (other than the Parties and their respective Representatives) to any electronic data room maintained by or on behalf of the Company or its Subsidiaries with respect to any Acquisition Proposal and request that all non-public information previously provided be returned or destroyed in accordance with the applicable confidentiality agreement. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company will be required to enforce, and will not be permitted to waive, terminate or modify, any provision of any existing standstill (or similar provision that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof)), unless (A) the Company Board (or any committee thereof) has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, and (B) the Company promptly (and in any event within twenty-four (24) hours) notifies Parent in writing of any such waiver, amendment or release.

(b) Superior Proposals. Notwithstanding anything to the contrary set forth in this Agreement, from the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company’s receipt of the Requisite Stockholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives, (i) participate or engage in discussions or negotiations with, (ii) furnish any non-public information relating to the Company or any of its Subsidiaries to, or (iii) afford access to the business, properties, assets, books, records or personnel, of the Company or any of its Subsidiaries, in the case of clause (ii) and clause (iii), pursuant to an Acceptable Confidentiality Agreement to any Person or such Person’s Representatives that has made or delivered to the Company an Acquisition Proposal after the date of this Agreement, contact such Person to clarify the terms and conditions thereof and otherwise facilitate such Acquisition Proposal or assist such Person (and such Person’s Representatives and financing sources) with such Acquisition Proposal if requested by such Person, in each case with respect to an Acquisition Proposal that did not result from a breach of Section 5.3(a) or this Section 5.3(b) (other than a de minimis breach), the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and that failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law. Subject to applicable Law and any applicable “clean team” or similar arrangement, the Company shall provide to Parent any non-public information or data that is provided to any Person given such access that was not previously made available to Parent substantially concurrently with the time it is provided to such Person.

(c) Company Board Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company’s receipt of the Requisite Stockholder Approval:

(i) the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would be reasonably likely to be

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inconsistent with its fiduciary duties under applicable Law; provided, that the Company Board (or a committee thereof) shall not effect such a Company Board Recommendation Change unless:

(A) the Company has provided prior written notice to Parent at least four (4) Business Days in advance to the effect that the Company Board (or a committee thereof) intends to effect a Company Board Recommendation Change in response to an Intervening Event, which notice shall specify the basis for such Company Board Recommendation Change, including all material information available to the Company with respect to such Intervening Event; and

(B) prior to effecting such Company Board Recommendation Change in response to an Intervening Event, (1) the Company and its Representatives, during such four (4) Business Day period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement in such a manner that would obviate the need to effect such Company Board Recommendation Change and (2) the Company Board shall have considered in good faith any proposal by Parent to make adjustments to the terms and conditions of this Agreement, and shall have determined in good faith (after consultation with its outside legal counsel), that even after giving effect to such adjustments proposed by Parent, the failure to effect a Company Board Recommendation Change would continue to be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law; or

(ii) if the Company has received an Acquisition Proposal that did not result from a breach of Section 5.3(a) or Section 5.3(b) (other than a de minimis breach) that the Company Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes a Superior Proposal, then the Company Board may (x) effect a Company Board Recommendation Change with respect to such Acquisition Proposal; or (y) cause the Company to terminate this Agreement pursuant to Section 8.1(h) in order to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal; provided, that the Company Board (or a committee thereof) shall not take any action described in the foregoing clauses (x) and (y) unless:

(A) (1) the Company has provided prior written notice to Parent at least four (4) Business Days in advance (such notice period, including any extension thereto in accordance with this Section 5.3(c)(ii)(A), the “Notice Period”) to the effect that the Company Board (or a committee thereof) intends to take the actions described in subclauses (x) or (y) of Section 5.3(c)(ii), including the identity of the Person or Group making such Acquisition Proposal, the material terms thereof and copies of all definitive agreements relating to such Acquisition Proposal; and (2) prior to effecting such Company Board Recommendation Change or termination with respect to such Acquisition Proposal, (x) the Company and its Representatives, during the Notice Period, have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to enable Parent to make such adjustments to the terms and conditions of this Agreement in such a manner that would obviate the need to effect a Company Board Recommendation Change or termination with respect to such Acquisition Proposal and (y) the Company Board shall have considered in good faith any proposal by Parent to make adjustments to the terms and conditions of this Agreement, and shall have determined in good faith (after consultation with its financial advisors and outside legal counsel), that even after giving effect to such adjustments proposed by Parent such Superior Proposal still constitutes a Superior Proposal and the failure to either (x) effect a Company Board Recommendation Change in connection therewith or (y) terminate this Agreement to enter into such Acquisition Proposal would continue to be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law; provided, that in the event of any material revision, modification or amendment to such Acquisition Proposal (it being understood that any change to the financial terms of such proposal shall be deemed a material modification), the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.3(c)(ii)(A) with respect to such new written notice, it being understood that the “Notice Period” in respect of such new written notice will be extended for an additional two (2) Business Days after notification of such change.

(d) No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as permitted by Section 5.3(c), the Company Board (or any committee thereof) shall not:

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(i) (A) withhold, withdraw, qualify, amend or modify, or publicly propose to withhold, withdraw, qualify, amend or modify, the Company Board Recommendation in a manner adverse to Parent, including failing to include the Company Board Recommendation in the Proxy Statement; (B) fail to recommend against a tender or exchange offer related to an Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act by the close of business on the tenth (10th) Business Day after the commencement of such Acquisition Proposal, (C) adopt, endorse, approve, recommend or declare advisable, or propose publicly to adopt, endorse, approve, recommend or declare advisable, or submit to the Company Stockholders for approval or adoption, any Acquisition Proposal; or (D) fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days of receiving a written request from Parent to provide such public reaffirmation following receipt by the Company of a publicly announced Acquisition Proposal (provided, that Parent may deliver only one (1) such request with respect to any Acquisition Proposal) (any action described in clauses (A)-(D) (or, in respect of an Intervening Event, described in clause (A) only), a “Company Board Recommendation Change”); provided that, for the avoidance of doubt, none of (1) the factually accurate disclosure by the Company to Parent of the receipt of an Acquisition Proposal or the occurrence of an Intervening Event, (2) the determination by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal or that an Intervening Event has occurred; (3) the public disclosure by the Company of (x) the Intervening Event or (y) its determination that an Acquisition Proposal constitutes a Superior Proposal, in each case, so long as such disclosure also states that no Company Board Recommendation Change or termination of this Agreement shall occur until the expiration of the applicable notice period contemplated by Section 5.3(c) has occurred and promptly after the end of such notice period the Company shall either (x) issue a public press release stating that the prior Acquisition Proposal no longer constitutes a Superior Proposal or that there is no longer an Intervening Event or (y) make a Company Board Recommendation Change or terminate this Agreement pursuant to Section 8.1(h), or (4) the delivery by the Company of any notice contemplated by Section 5.3(c) will constitute a Company Board Recommendation Change; or

(ii) cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(e) Notice. From and after the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall as promptly as reasonably practicable (and, in any event, within twenty-four (24) hours) notify Parent in writing if any Acquisition Proposal or any proposals or offers that would reasonably be expected to lead to an Acquisition Proposal are received by the Company, its Subsidiaries or any of their Representatives. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal or such proposal or offer, and (ii) a copy of any such Acquisition Proposal or any such proposal or offer made in writing that would reasonably be expected to lead to an Acquisition Proposal, which may be redacted to the extent necessary to protect confidential information of the Person making such Acquisition Proposal offer or proposal (or, if made orally, a reasonably detailed description of such Acquisition Proposal, proposal or offer). Thereafter, the Company must keep Parent (and its outside counsel) reasonably informed, on a prompt basis (and in any event, within twenty-four (24) hours), of the status and material terms of any such Acquisition Proposal (including with respect to any change in price or other material amendments) and the status of any related discussions or negotiations. The Company will, promptly upon receipt or delivery thereof (and in any event within twenty-four (24) hours), provide Parent with copies of all drafts and final versions of definitive agreements, including schedules and exhibits thereto (in each case, or substantial and material portions thereof) (which may be redacted to the extent necessary to protect confidential information of the Person making such Acquisition Proposal), relating to such Acquisition Proposal, in each case, exchanged between the Company or any of its Representatives, on the one hand, and the Person making such Acquisition Proposal or any of its Representatives, on the other hand. The Company shall not, and shall cause its Subsidiaries not to, enter into any agreement with any Person subsequent to the date of this Agreement which prohibits the Company from providing any information to Parent in accordance with this Section 5.3(e).

(f) Certain Disclosures. Nothing contained in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from taking and disclosing to the Company Stockholders a position

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contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication in connection with the making or amendment of a tender offer or exchange offer), making a customary “stop-look-and-listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication contemplated by Rule 14d-9(f) under the Exchange Act) or from making disclosures to the Company Stockholders pursuant to applicable securities Laws with regard to the Transactions or an Acquisition Proposal and a disclosure that constitutes only a “stop-look-and-listen” statement (or any similar communication contemplated by Rule 14d-9(f) under the Exchange Act) permitted by this Section 5.3(f) shall not be deemed to be a Company Board Recommendation Change.

5.4 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent, Merger Sub and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Required Action and Forbearance; Efforts.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement (including this Section 6.1(a)) and subject to any different standard set forth herein with respect to any covenant or obligation (including Section 5.1, Section 5.3(c) and Section 6.2), Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company shall, on the other hand, use their respective reasonable best efforts to (A) take (or cause to be taken) all actions; (B) do (or cause to be done) all things; and (C) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Merger and the other Transactions, including by (i) causing the conditions to the Merger set forth in Article VII to be satisfied and (ii) (A) obtaining all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (B) making all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transactions. In addition, the Company shall use its commercially reasonable efforts to obtain, in consultation with Parent, all consents, waivers and approvals and deliver all notifications pursuant to any Contracts to which the Company or its Subsidiaries is a party in connection with this Agreement and the consummation of the Transactions.

(b) No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to (i) the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); or (ii) the provision of additional security (including a guaranty), in each case, in connection with obtaining any consent pursuant to any Contract.

(c) Limitations. Section 6.1(a) shall not apply to filings under Antitrust Laws, which shall be governed by the obligations set forth in Section 6.2 below.

6.2 Antitrust and Regulatory Matters.

(a) Filing Under Antitrust Laws. Each of Parent, Ultimate Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company (and its Affiliates, if applicable), on the other hand, shall, within ten (10) Business Days following the date of this Agreement, to the extent

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required, file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act. Each of Parent, Ultimate Parent, Merger Sub and the Company shall (and shall cause their respective Affiliates to, if applicable) (A) cooperate and coordinate with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) supply (or cause to be supplied) promptly any additional information that may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction, including prompt compliance with any Second Request; and (D) use reasonable best efforts to take all action necessary, proper or advisable to (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws applicable to this Agreement or the Merger; (2) obtain all clearances, consents, approvals, waivers, actions, non-actions and other authorizations pursuant to any Antitrust Laws applicable to this Agreement or the Merger; and (3) ensure no Governmental Authority enters any order, decision, judgment, decree, ruling or injunction preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, in each case as promptly as practicable and in any event so as to permit consummation of the Merger prior to the Termination Date. Each of Parent, Ultimate Parent and Merger Sub shall (and shall cause their respective Affiliates to, if applicable), on the one hand, and the Company (and its Affiliates) shall, on the other hand, promptly inform the other of any substantive communication from any Governmental Authority regarding the Merger in connection with such filings. If a Party or any of its Affiliates receives any comments or a request for additional information from any Governmental Authority with respect to the Merger pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request; provided, that Parent or Ultimate Parent may, without the consent of the Company, voluntarily withdraw its notification under the HSR Act on one occasion and refile its HSR Act notification within two (2) Business Days unless otherwise agreed by the Parties, but no Party shall otherwise enter into any agreement or understanding with any Governmental Authority to delay or not to consummate the transactions contemplated hereby, or otherwise stay, toll or extend, directly or indirectly, any applicable waiting period under the HSR Act or other applicable Antitrust Law, without the consent of the other Party (treating Parent, Ultimate Parent and Merger Sub as one Party for this purpose); provided further, that in the event that any applicable Governmental Authority issues a Second Request in relation to this Agreement or the Merger, the Parties agree to use reasonable best efforts to be ready to certify substantial compliance within four (4) months after the date of receipt of such Second Request. For the avoidance of doubt, Parent and Merger Sub shall be solely responsible for payment of all filing fees in connection with filings made under the HSR Act and any other Antitrust Laws in connection with this Agreement or the Merger.

(b) Avoidance of Impediments. In furtherance and not in limitation of the other covenants in this Section 6.2, if and to the extent necessary to obtain clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations pursuant to the HSR Act or any other Antitrust Laws applicable to the Merger, and to avoid or eliminate each and every impediment under any Antitrust Law and any other Laws applicable to the Merger as promptly as practicable and to ensure that no Governmental Authority enters any order, decision, judgment, decree, ruling, or injunction preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, each of Parent, Ultimate Parent, Merger Sub and the Company shall (and shall cause their respective Affiliates to, if applicable) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, and take all action necessary to avoid or eliminate each and every impediment and obtain all clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations under the HSR Act and any other Laws as promptly as practicable, including (i) the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise), of any and all of the capital stock or other equity or voting interest, assets (whether tangible or intangible), rights, properties, products or businesses of Parent, Ultimate Parent, Merger Sub and their respective Affiliates (and, following the Closing, the Company and its Subsidiaries); (ii) the termination, modification, or assignment of existing relationships, joint ventures, Contracts, or obligations of Parent, Ultimate Parent, Merger Sub and their respective Affiliates (and, following the Closing, of the Company and its Subsidiaries); (iii) the modification of any course of conduct regarding future operations of Parent, Ultimate Parent, Merger Sub and their respective Affiliates (and, following the Closing, the Company

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and its Subsidiaries); and (iv) any other restrictions on the activities of Parent, Ultimate Parent, Merger Sub and their respective Affiliates (and, following the Closing, of the Company and its Subsidiaries), including their ability to retain one or more of their respective operations, divisions, businesses, product lines, customers, assets, or rights or interests, or their freedom of action, with respect to the assets, properties, or businesses to be acquired pursuant to this Agreement (any such actions contemplated by this sentence, collectively, “Remedial Actions”), in each case, so as to allow the consummation of the Merger as soon as practicable and, in any event, to permit such consummation of the Merger prior to the Termination Date; provided, that Parent, Ultimate Parent and Merger Sub need not nor shall otherwise be required to take any action, including any Remedial Action that, individually or in the aggregate, together with one or more other Remedial Actions, would reasonably be expected to result in a Burdensome Condition. Parent, Ultimate Parent and Merger Sub shall oppose any request for, the entry of, and seek to have vacated or terminated, any order, decision, judgment, decree, injunction (preliminary or permanent) or ruling of any Governmental Authority that could restrain, prevent or delay any required consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations applicable to the Merger, including by defending through litigation any action asserted by any Person before any Governmental Authority and by exhausting all avenues of appeal, including appealing properly any adverse decision or order (including any permanent or preliminary injunction) entered by any Governmental Authority promptly, and taking all steps reasonably necessary to vacate, suspend, or modify any decision, order or injunction, so as to permit such consummation of the Merger as promptly as practicable and, in any event, prior to the Termination Date; provided, that the costs and expenses of all such actions shall be borne by the Party incurring such cost or expense. Notwithstanding the foregoing, nothing in this Agreement shall require the Company or any of its Subsidiaries or Affiliates to enter into any agreement or consent decree with the DOJ, FTC or any other Governmental Authority, or take any Remedial Action, that is not conditioned on the Closing.

(c) Cooperation. In furtherance and not in limitation of the foregoing, the Company, Parent, Ultimate Parent and Merger Sub shall (and shall cause their respective Affiliates to), subject to any restrictions under applicable Laws, (i) promptly notify the other Parties of, and, if in writing, furnish the others with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Merger and provide the other Parties a reasonable amount of time to review and discuss in advance (and consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filing, submission or other written or oral communication (and any analyses, memoranda, white papers, presentations, correspondence or other data, information, materials or documents submitted therewith) made in connection with the Merger to a Governmental Authority by any such Person, except for the Parties’ HSR filings, (ii) keep the other Parties informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Merger and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval, waiver or other authorizations, (B) the expiration or termination of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation (including any appeal or threatened appeal) or other administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority that could reasonably be expected to affect the Merger, and (iii) not independently participate in any substantive meeting, hearing, proceeding or discussions (whether in person, by telephone, by video or otherwise) with or before any Governmental Authority in respect of the Merger, without giving the other Parties reasonable prior notice of such meeting or substantive discussions and, unless prohibited by such Governmental Authority, the opportunity to attend and participate; provided that materials required to be provided pursuant to this section may be redacted (A) to remove references concerning the valuation of the Company, (B) as necessary to comply with contractual arrangements, (C) as necessary to comply with applicable Laws, and (D) as necessary to address reasonable privilege concerns; provided further, that a Party may reasonably designate any competitively sensitive material provided to another Party under this Section 6.2(c) as “Outside Counsel Only.” The foregoing obligations in this Section 6.2(c) shall be subject to the Confidentiality Agreement and any attorney-client, work product or other privilege. In each case with respect to Antitrust Laws,

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notwithstanding anything to the contrary contained in this Agreement, Parent and Ultimate Parent shall, after consultation with the Company and consideration of the Company’s views in good faith, have principal responsibility for directing, devising, and implementing the strategy for (1) obtaining any such consents, clearances, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations; (2) responding to any request from, inquiry by, or investigation by any Governmental Authority (including, subject to complying with the timing requirements set forth in Section 6.2(a), directing the timing, nature, and substance of all such filings or responses), (3) determining any actions to be taken under this Section 6.2 with respect to meetings and communications with, any Governmental Authority that has authority to enforce any Antitrust Law and (4) with respect to any litigation by any Person or Governmental Authority, or, any action asserted by any Person in any court or before any other Governmental Authority, and including in any appeal thereof.

(d) Other Actions. Except as specifically required by this Agreement, Parent, Ultimate Parent and the Company shall not (and each shall cause its Affiliates not to) take any action, or refrain from taking any action, the effect of which would be to materially delay or materially impede the ability of the Parties to consummate the Transactions. Without limiting the generality of the foregoing, Parent, Ultimate Parent and the Company shall not (and each shall cause its Affiliates not to) acquire or agree to acquire (by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner), any Person or portion thereof, or otherwise acquire or agree to acquire any assets in the same line of business as the Company or its Subsidiaries (in the case of Parent or Ultimate Parent) or any assets in the same line of business as Parent or Ultimate Parent (in the case of the Company) if the entering into an agreement relating to, or the consummation of, such acquisition, merger or consolidation could reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any Permit, order, ruling, judgment or injunction or other approvals of any Governmental Authority necessary to consummate the Transactions or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any Governmental Authority asserting jurisdiction over the Transactions entering an order, ruling, judgment or injunction prohibiting the consummation of the Transactions, (iii) materially increase the risk of not being able to remove any such order, ruling, judgment or injunction on appeal or otherwise, or (iv) materially delay or prevent the consummation of the Transactions. Without limiting the generality of this Section 6.2, the Company shall use its best efforts to take the actions set forth on Section 6.2(d) of the Company Disclosure Letter.

6.3 Proxy Statement.

(a) Proxy Statement. As promptly as reasonably practicable following the date of this Agreement (but in no event later than twenty (20) Business Days after the date of this Agreement), the Company (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) shall prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 5.3, the Company shall include the Company Board Recommendation in the Proxy Statement.

(b) Other Required Company Filing. If the Company is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company (with the assistance and cooperation of Parent and Merger Sub as reasonably requested by the Company) shall promptly prepare and file such Other Required Company Filing with the SEC. The Company shall use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE.

(c) Furnishing Information. Each of the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing. If at any time prior to the Company Stockholder Meeting any information

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relating to the Company, Parent, Merger Sub or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or Merger Sub, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement or any Other Required Company Filing, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other, and an appropriate amendment or supplement to such filing describing such information shall be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable Law or the SEC or its staff, disseminated to the Company Stockholders.

(d) Consultation Prior to Certain Communications. The Company may not file the Proxy Statement or any Other Required Company Filing with the SEC without providing Parent and its counsel a reasonable opportunity to review and comment thereon and the Company shall consider in good faith all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel. The Company and its Affiliates, on the one hand, and Parent, Merger Sub and their respective Affiliates, on the other hand, shall not send a substantive, written communication to the SEC or its staff with respect to the contents of the Proxy Statement or any Other Required Company Filing, as the case may be, without providing the other Party a reasonable opportunity to review and comment on such written communication and each Party shall consider in good faith all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.

(e) Notices. The Company, on the one hand, and Parent and Merger Sub, on the other hand, shall advise the other, promptly after it receives notice thereof, of (i) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement or any Other Required Company Filing; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement or any Other Required Company Filing; or (iii) any receipt of a request by the SEC or its staff for additional information in connection with the items covered in clauses (i) and (ii) above. The Company will use reasonable best efforts to respond to any comments received from the SEC or its staff on the Proxy Statement or any Other Required Company Filing, as promptly as reasonably practicable, but in no case later than ten (10) Business Days after its receipt thereof, including by filing any required amendments to the Proxy Statement.

(f) Dissemination of Proxy Statement. Subject to applicable Law, the Company shall use its reasonable best efforts to cause the definitive Proxy Statement to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC, and in any event within three (3) Business Days following confirmation by the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to have occurred if the SEC has not affirmatively notified the Company by 11:59 p.m., New York City time, on the tenth (10th) day after filing of the Proxy Statement with the SEC that the SEC will or will not be reviewing the Proxy Statement.

6.4 Company Stockholder Meeting.

(a) Call of Company Stockholder Meeting. The Company shall establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (and in any event, but subject to Section 6.4(b), to hold the Company Stockholder Meeting within thirty-five (35) days) following the mailing of the Proxy Statement to the Company Stockholders for the purpose of obtaining the Requisite Stockholder Approval. In furtherance of the foregoing, the Company shall conduct in a timely manner a “broker search” in accordance with Rule 14a-13 of the Exchange Act and establish a record date for the Company Stockholder Meeting in a manner to enable the record date for the Company Stockholder Meeting to be set so that such Company Stockholder Meeting will be duly called and held within the time period set forth in the foregoing sentence. Unless there has been a Company Board Recommendation Change pursuant to Section 5.3(c), the Company Board shall use its reasonable best efforts to solicit from Company Stockholders proxies to obtain the Requisite Stockholder Approval. The

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Company shall keep Parent informed with respect to proxy solicitation results as reasonably requested by Parent and shall provide such information and reasonable cooperation as Parent may reasonably request in connection therewith.

(b) Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting: (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or a request from the SEC or its staff; or (iv) in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders (including in connection with any Company Board Recommendation Change); provided, however, that in the case of the foregoing clauses (i) or (ii), in no event shall the Company Stockholder Meeting be postponed or adjourned by the Company more than twice or for more than twenty (20) Business Days, in the aggregate, with such postponement or adjournment at the request of Parent pursuant to this Section 6.4(b), beyond the originally scheduled date of the Company Stockholder Meeting without Parent’s written consent (which shall not be unreasonably withheld, conditioned or delayed). If, at the time of the Company Stockholder Meeting, a quorum has not been established or the Company has not received proxies representing a sufficient number of shares of Company Common Stock for the Requisite Stockholder Approval, then the Company shall, at the written request of Parent (to the extent permitted by Law), adjourn the Company Stockholder Meeting to a date specified by Parent; provided, however, that in no event shall the Company Stockholder Meeting be postponed or adjourned at the request of Parent more than twice or for more than twenty (20) Business Days, in the aggregate, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

6.5 Indebtedness . At or prior to the Effective Time, Parent shall (or shall provide to the Company funds in an amount equal to the amount necessary for the Company to) repay and discharge in full all Payoff Debt. The Company shall use commercially reasonable efforts to (a) obtain at least two (2) Business Days prior to the Closing Date one or more fully executed copies of customary pay-off letters (each, in form and substance reasonably acceptable to Parent) certifying that upon payoff (i) the Company Indebtedness and any indebtedness (including any accrued and unpaid interest) incurred by the Company or any of its Subsidiaries in accordance with Section 5.2(f) and identified in writing by Parent to the Company at least ten (10) Business Days prior to the Closing Date (such indebtedness, together with the Company Indebtedness, the “Payoff Debt”) has been discharged and paid in full and that all commitments and obligations thereunder have been terminated in full (other than indemnities and other contingent obligations expressly meant to survive termination), (ii) releasing any and all related Liens on any of the assets or properties of the Company and its Subsidiaries securing such Payoff Debt and (iii) authorizing the filing of UCC-3 termination statements (or other comparable documents) for all UCC-1 financing statements (or other comparable documents) filed in connection with any such Lien and other customary filings, releases, terminations or instruments of discharge, in each case effective upon the receipt of funds by the applicable agents, trustees, holders and lenders party to any of the agreements governing such Payoff Debt, and (b) give (by no later than the date required under the applicable agreements governing such Payoff Debt) any necessary notices (including notices of prepayment and/or notice of commitment termination) to allow for the prepayment, payoff, discharge and termination in full of all commitments, obligations, debts and other liabilities under or with respect to such Payoff Debt on the Closing Date (other than indemnities and other contingent obligations expressly meant to survive termination).

6.6 Anti-Takeover Laws. The Company and the Company Board shall (a) take all reasonable actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation is or becomes applicable to the Transactions or the Voting Agreements; and (b) if any “anti-takeover” statute or similar statute or regulation becomes applicable to the Transactions or the Voting Agreements, take all reasonable actions within their power to ensure that the Transactions may be consummated as promptly as reasonably practicable on the terms

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contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Transactions or the Voting Agreements.

6.7 Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall, solely for purposes of furthering the Merger or integration planning related thereto subject to the restrictions or limitations as a result of COVID-19 or any COVID-19 Measures, afford Parent and its Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance request, to the properties, books, records, Contracts and personnel of the Company and its Subsidiaries and instruct its and their Representatives and personnel to reasonably cooperate with Parent, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (i) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information or providing access to such documents or information would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (ii) access to such documents or information would give rise to the waiver of any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (iii) access would result in the disclosure of any trade secrets (including source code) of the Company, any of its Subsidiaries or any third Persons; or (iv) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand (provided, that the foregoing clause shall not restrict any Person’s rights to seek discovery pursuant to Law, and nothing herein shall restrict any Person’s rights to oppose any discovery request pursuant to Law); provided, that the Company shall give written notice to Parent of the fact that it is withholding such information or documents pursuant to clauses (i) through (iv) and thereafter the Company shall use its reasonable best efforts to allow the disclosure of such information (or as much of it as possible) in a manner that would not violate any of clauses (i) through (iv). Nothing in this Section 6.7 shall be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.7 shall be conducted in a manner that does not (i) unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to operate any equipment or perform invasive or subsurface testing or any sampling, monitoring or analysis of soil, groundwater, building materials, indoor air, or other environmental media. Notwithstanding anything herein to the contrary, Parent and Merger Sub shall not, and shall cause their respective Representatives not to, contact any employee or other service provider of the Company or any of its Subsidiaries not involved in the negotiation or consummation of the Transactions or any customer, technology or other partner, vendor or supplier of the Company in connection with the Merger or any of the other Transactions, in each case, without the Company’s prior written consent, and Parent and Merger Sub acknowledge and agree that any such contact shall be arranged and supervised by Representatives of the Company. All requests for access pursuant to this Section 6.7 must be directed to the Chief Legal Officer of the Company or other Person designated by the Company.

6.8 Section 16(b) Exemption. Prior to the Effective Time, the Company shall take all such actions as may be reasonably necessary or advisable hereto to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) (including the disposition, cancellation, or deemed disposition and cancellation of Company Common Stock, Company Options, Company Restricted Stock or Company RSUs) in connection with the Merger by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.9 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

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(a) Indemnified Persons. The Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company and its Subsidiaries pursuant to any indemnification agreements between the Company or any of its Subsidiaries, on the one hand, and any of their respective current or former directors or officers (and any Person who becomes a director or officer of the Company or any of its Subsidiaries prior to the Effective Time), on the other hand (each, an “Indemnified Person” and, collectively, the “Indemnified Persons”). In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause the Organizational Documents of the Surviving Corporation and its Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Organizational Documents of the Subsidiaries of the Company, as of the date of this Agreement. During such six (6) year period, such provisions may not be repealed, amended or otherwise modified in any adverse manner except as required by applicable Law.

(b) Indemnification Obligation. Without limiting the generality of the provisions of Section 6.9(a), during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable Law, each Indemnified Person from and against any costs, fees and expenses (including reasonable and documented attorneys’ fees and investigation expenses), judgments, fines, penalties, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, whenever asserted, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, out of (i) the fact that an Indemnified Person is or was a director or officer of the Company or its Subsidiaries; (ii) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director or officer of the Company or any of its Subsidiaries, or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director or officer, trustee or fiduciary of another Person (including any employee benefit plan), regardless of whether such action or omission, or alleged action or omission, occurred prior to, at or after the Effective Time); and (iii) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto, except that if, at any time prior to the sixth (6th) anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.9(b), then the claim asserted in such notice will survive the sixth (6th) anniversary of the Effective Time until such claim is fully and finally resolved. In the event of any such Legal Proceeding, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) advance all fees and expenses (including reasonable and documented fees and expenses of any counsel) as incurred by an Indemnified Person in the defense of such Legal Proceeding; provided, that any Person to whom fees and expenses are advanced shall be obligated to return the advanced fees and expenses if it is determined that such Person is not entitled to indemnification. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates shall settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of or relating to such Legal Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Corporation (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which shall be paid by the Surviving Corporation.

(c) D&O Insurance. During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain in effect the Company’s current directors’ and officers’ liability and similar insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time on terms

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(including with respect to coverage, conditions, retentions, limits and amounts) that are no less favorable in any material respect than those of the D&O Insurance in effect as of immediately prior to the Effective Time. In satisfying its obligations pursuant to this Section 6.9(c), the Surviving Corporation will not be obligated to pay annual premiums in excess of 300% of the amount paid by the Company for coverage for its last full fiscal year (such 300% amount, the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then Parent and the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. In satisfaction of the foregoing obligations, prior to the Effective Time the Company may purchase a prepaid “tail” policy with respect to the D&O Insurance from an insurance carrier so long as the aggregate cost for such “tail” policy does not exceed the Maximum Annual Premium. If the Company elects to purchase such a “tail” policy prior to the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such “tail” policy in full force and effect for a period of no less than six (6) years after the Effective Time and continue to honor its obligations thereunder in lieu of the maintenance of the D&O Insurance.

(d) Successors and Assigns. If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving entity in such consolidation or merger; or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns shall assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.9.

(e) No Impairment. The obligations set forth in this Section 6.9 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other Person who is a beneficiary pursuant to the D&O Insurance or the “tail” policy referred to in Section 6.9(c) (and their heirs and representatives), the “Other Indemnified Persons”) without the prior written consent of such affected Indemnified Person or other Person. Each of the Indemnified Persons or Other Indemnified Persons are intended to be third party beneficiaries of this Section 6.9, with full rights of enforcement as if a Party. The rights of the Indemnified Persons and Other Indemnified Persons pursuant to this Section 6.9 will be in addition to, and not in substitution for, any other rights that such Persons may have pursuant to (i) the Charter and Bylaws; (ii) the Organizational Documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries; or (iv) applicable Law (whether at Law or in equity).

(f) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.9 is not prior to or in substitution for any such claims pursuant to such policies or agreements.

6.10 Employee Matters.

(a) Acknowledgement. Parent hereby acknowledges and agrees that a “change of control” (or similar phrase) within the meaning of each of the Employee Plans, as applicable, will occur as of the Effective Time.

(b) Existing Arrangements. Subject to this Section 6.10, from and after the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) honor all of the Employee Plans set forth on Sections 3.18(a) and 6.10(b) of the Company Disclosure Letter in accordance with their terms as in effect immediately prior to the Effective Time.

(c) Employment; Benefits. For a period of twelve (12) months following the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its

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Subsidiaries to) maintain for the benefit of each Continuing Employee (i) base salary or wage rate, target cash incentive opportunities (including bonus and commission, but excluding retention, change in control or transaction compensation) and target equity or equity-based incentive opportunities that are no less favorable in the aggregate to those in effect for such Continuing Employee immediately before the Effective Time; (ii) severance and termination benefits that are no less favorable than those applicable to such Continuing Employee immediately before the Effective Time, and which severance and termination benefits are set forth in Section 6.10(c) of the Company Disclosure Letter; and (iii) all other employee benefits that are no less favorable in the aggregate to those in effect for (or available to) such Continuing Employee under the Employee Plans as of the Effective Time or that are provided by Parent to similarly-situated employees of Parent (excluding any defined benefit pension plan benefits).

(d) Company Incentive Plans. With respect to each of the Company’s annual cash incentive plans set forth in Section 6.10(d) of the Company Disclosure Letter (each, a “Company Incentive Plan”), for the fiscal year in which the Effective Time occurs, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay to each Continuing Employee who remains employed with Parent, the Surviving Corporation or their respective Affiliates through the end of such fiscal year, at the same time or times that Parent, the Surviving Corporation or their applicable Affiliate pays annual bonuses in respect of such fiscal year to other similarly situated employees thereof, but in no event later than March 15 immediately after the end of such fiscal year, a bonus for such fiscal year (the “Annual Bonus”) that is equal to the greater of (i) the target Annual Bonus that such Continuing Employee would have been entitled to receive under the applicable Company Incentive Plan for such fiscal year, and (ii) the Annual Bonus that such Continuing Employee is entitled to receive under the applicable Company Incentive Plan based on actual level of achievement of the applicable performance criteria for such fiscal year (as determined after giving appropriate effect to the Transactions). Notwithstanding anything to the contrary in the foregoing and unless otherwise provided in an applicable Employee Plan, if a Continuing Employee’s employment is terminated without “Cause” or due to the Continuing Employee’s resignation with “Good Reason” (each as defined in Section 6.10(d) of the Company Disclosure Letter) before payment of the Annual Bonus (a “Qualifying Termination”), the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay to such Continuing Employee, no later than thirty (30) days following the date of such Qualifying Termination, subject to such Continuing Employee executing and not revoking a general release of claims in a customary form in favor of the Surviving Corporation, Parent and each of their respective Subsidiaries and Affiliates, a pro-rated portion of the target Annual Bonus that such Continuing Employee would have been entitled to receive under the applicable Company Incentive Plan for such fiscal year if such Continuing Employee had remained employed, with such proration based on the relative portion of the fiscal year during which such Continuing Employee was employed with the Company, Parent, the Surviving Corporation or any of their respective Affiliates.

(e) New Plans. With respect to each benefit or compensation plan, program, policy, arrangement or agreement that is made available to any Continuing Employee at or after the Effective Time (each such plan, a “New Plan”), the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) cause to be granted to such Continuing Employee credit for all service with the Company and its Subsidiaries prior to the Effective Time for which credit was provided by the Company prior to the Effective Time for purposes of eligibility to participate, vesting, entitlement to benefits, vacation and other time off accrual, equity or equity-based incentive compensation and severance entitlement or termination pay, except to the extent that such credit would result in duplication of benefits or the funding thereof for the same period of service. In addition, and without limiting the generality of the foregoing, (i) the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause each Continuing Employee to be immediately eligible to participate, without any waiting period, in any and all New Plans to the extent that coverage pursuant to any such New Plan replaces the Continuing Employee’s coverage pursuant to a corresponding Employee Plan (each such plan, an “Old Plan”); (ii) for purposes of each New Plan providing health and welfare benefits, the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to cause all waiting periods, pre-existing condition exclusions, evidence of insurability requirements and

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actively-at-work or similar requirements of such New Plan to be waived for the Continuing Employees and their covered dependents; (iii) for purposes of each New Plan providing health and welfare benefits, the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to recognize or credit, in the manner determined by Parent in its discretion, any eligible expenses incurred by the Continuing Employees and their covered dependents during the portion of the plan year of the corresponding Old Plan ending on the date that Continuing Employees’ participation in the New Plan begins; and (iv) the Surviving Corporation and its Subsidiaries shall use commercially reasonable efforts to credit the accounts of the Continuing Employees pursuant to any New Plan that is a flexible spending account plan with any unused balances in the account of such Continuing Employees under the Old Plan that is a flexible spending account plan. Any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Effective Time will be credited to such Continuing Employee following the Effective Time.

(f) Termination of Company 401(k) Plan. To the extent requested in writing by Parent at least ten (10) Business Days prior to the Effective Time, the Company shall, or shall cause its applicable Affiliate to, (i) take all actions necessary to terminate the Company 401(k) Plan, effective no later than the day immediately preceding the Effective Time and (ii) provide Parent with evidence that the Company 401(k) Plan has been terminated, with the termination of the Company 401(k) Plan effective no later than the day immediately preceding the Effective Time, pursuant to a duly adopted resolution of the Company or its applicable Affiliate (the form and substance of which shall be subject to review and approval by Parent, which approval shall not be unreasonably withheld, conditioned or delayed) not later than seven (7) days prior to the Effective Time. If the Company 401(k) Plan is terminated in accordance with this Section 6.10(f), Parent shall or shall cause its applicable Affiliate to permit each Continuing Employee who participated in the Company 401(k) Plan immediately prior to the Effective Time to (i) participate in a tax-qualified defined contribution retirement plan sponsored by Parent or its applicable Affiliate (the “Parent 401(k) Plan”), effective as soon as possible after the Effective Time, but in no case later than the first day of the month following the Effective Time, and (ii) make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code, including loans) in the form of cash, notes (in the case of loans) or a combination thereof, in an amount equal to the account balance distributed or distributable to such Continuing Employee from the Company 401(k) Plan to the Parent 401(k) Plan, provided that all such rollovers are in a single plan-to-plan transfer (to the extent the recordkeeper of the Company 401(k) Plan can accommodate such plan-to-plan transfer), and shall credit to such Continuing Employee for all purposes under the Parent 401(k) Plan all service credited by the Company or any of its Subsidiaries prior to the Closing under the Company 401(k) Plan, pursuant to the terms of the Company 401(k) Plan in effect as of the date of this Agreement.

(g) No Third-Party Beneficiary Rights. Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.10 will not be deemed to: (i) create any rights to continued employment or service or guarantee employment for any period of time with Parent, the Surviving Corporation or any Company Subsidiary or Affiliated Practice or any of their respective Affiliates, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate any Service Provider at any time and for any reason; (ii) create, terminate, modify, or amend any Employee Plan or any other benefit or compensation plan, program, agreement or arrangement, or limit the ability of the Parent, the Surviving Corporation or any of its Subsidiaries to amend, modify, or terminate any benefit or compensation plan, program, policy, contract, agreement or arrangement at any time; (iii) alter or limit the ability of Parent or the Surviving Corporation or any of their respective affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them; or (iv) create any third party beneficiary rights in any current or former Service Provider (or beneficiary or dependent thereof).

6.11 Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub shall be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

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6.12 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release in the form reasonably agreed to by the Parties, and following such initial press release, the Company, Ultimate Parent and Parent shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon (and consider in good faith any comments made by the other Parties in relation to), any press release or other public statements (including press conferences or conference calls with investors or analysts) with respect to this Agreement or the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as such Party may reasonably conclude may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice as is feasible); provided, that neither the Company nor Parent or Ultimate Parent shall be obligated to engage in such consultation with respect to communications (including communications directed to employees, suppliers, customers, partners, vendors or stockholders) that are in the good faith judgment of the applicable Party consistent with public statements previously made in accordance with this Section 6.12; provided, further, that the restrictions set forth in this Section 6.12 shall not apply to any release or public statement (i) made or proposed to be made by the Company with respect to an Acquisition Proposal, a Superior Proposal or Company Board Recommendation Change made in accordance with this Agreement or (ii) in connection with any dispute between the Parties regarding this Agreement or the Merger.

6.13 Transaction Litigation. Prior to the Effective Time, the Company will provide Parent with prompt written notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the strategy and status thereof. The Company will (a) give Parent the opportunity to participate in (but not control) the defense, settlement or prosecution of any Transaction Litigation; and (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation. The Company may not compromise or settle any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.13, “participate” means that the Company shall keep Parent reasonably apprised of the proposed strategy and other significant decisions with respect to any Transaction Litigation and will use its reasonable best efforts provide Parent with copies of any proposed litigation papers at least forty-eight (48) hours prior to the Company filing any such papers (to the extent that the attorney-client privilege is not undermined or otherwise adversely affected), and Parent may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith, but Parent shall not be afforded decision-making power or authority, except for the consent right set forth in the immediately preceding sentence.

6.14 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of NYSE to cause (a) the delisting of the Company Common Stock from NYSE as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.15 Additional Agreements. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company or Merger Sub, then the proper officers and directors of each Party shall use their reasonable best efforts to take such action.

6.16 Parent Vote. Promptly following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, shall execute and deliver to the Company a written consent adopting this Agreement in accordance with the DGCL.

6.17 Treatment of Notes and Capped Call Transactions.

(a) The Company shall use its commercially reasonable efforts to take actions reasonably requested by Parent with respect to the Company Convertible Notes to be performed by the Company at or prior to the

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Effective Time as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, including the giving of any notices that may be required and delivery to the trustee under the Convertible Notes Indenture, holders or other applicable Person, as applicable, of any documents or instruments that may be delivered at or prior to the Effective Time to such trustee, holders or other applicable Person, in each case in connection with the execution and delivery of this Agreement, the transactions contemplated by this Agreement or as otherwise required by the Convertible Notes Indenture; provided, that (i) the Company shall deliver a copy of any such instrument, notice, certificate or other document to Parent at least three (3) Business Days prior to delivering or entering into such instrument, notice, certificate or other document in accordance with the terms of the Convertible Notes Indenture for the review and approval by Parent; and (ii) prior to the Effective Time the Company shall not amend, modify, supplement or terminate the Convertible Notes Indenture or take any action that would adversely affect the Company’s obligations under the Convertible Notes Indenture, including any action that would result in an adjustment change to the Conversion Rate (as defined in the Convertible Notes Indenture as in effect on the date hereof) without the prior written consent of the Parent. Notwithstanding the foregoing, the Company shall not be required to execute and deliver any document, certificate or instrument pursuant to this Section 6.17(a) (or cause any such document, certificate or instrument to be executed or delivered) that is not conditioned on the occurrence of the Effective Time.

(b) Prior to the Effective Time, the Company shall use commercially reasonable efforts to cooperate with Parent with respect to its efforts to enter into arrangements with any or all of the Counterparties of the Capped Call Transactions to settle or terminate the Capped Call Transactions (which settlement or termination shall occur no earlier than the Effective Time) and the negotiation of any termination or settlement payment or valuation related thereto; provided that nothing in this Section 6.17(b) shall require the Company to (A) pay any fees, incur or reimburse any costs or expenses, or make any payment in connection with any Capped Call Transaction prior to the occurrence of the Effective Time, (B) enter into or effect any settlement, termination, instrument or agreement, or agree to any settlement, termination or any other change or modification to any instrument or agreement, that is effective prior to the occurrence of the Effective Time (other than any exercise or termination contemplated by the Capped Call Confirmations upon any conversion of Company Convertible Notes prior to the Effective Time) or (C) refrain from delivering, or delay the delivery of, any notice required by the terms of the Capped Call Transactions. From and after the execution and delivery of this Agreement until the earlier of the Effective Time and the termination of this Agreement and abandonment of the transactions contemplated by this Agreement pursuant to Article VIII, (I) the Company will not, without Parent’s prior written consent, such consent not to be unreasonably withheld, delayed or conditioned, (A) exercise any right that it may have to terminate the Capped Call Transactions (other than any exercise or termination contemplated by the Capped Call Confirmations upon any conversion of Company Convertible Notes prior to the Effective Time) or (B) agree to any amendment, modification, adjustment or waiver of the terms of the Capped Call Confirmations, and (II) the Company shall use reasonable best efforts to take such actions as may be required in accordance with, and subject to the terms of, the Capped Call Confirmations, including delivery of any notices or other documents or instruments required in connection with the transactions contemplated by this Agreement or otherwise, each of which shall be so delivered substantially in the form previously provided to Parent for Parent’s review unless otherwise agreed by Company and Parent. For the avoidance of doubt, nothing contained in this Agreement shall prohibit the Company from settling upon conversion of the Company Convertible Notes in accordance with the terms of the Convertible Notes Indenture and complying with the terms of the Capped Call Transactions in connection therewith and (except in connection with such a conversion of the Company Convertible Notes) nothing in this Agreement shall require the Company to effect a termination or settlement of the Capped Call Transactions that would be effective prior to the Effective Time.

6.18 Notification of Certain Matters.

(a) Each of Parent and Ultimate Parent will give prompt notice to the Company (and will subsequently keep the Company informed on a reasonably current basis of any material developments related to such notice) upon any of them becoming aware of (a) the occurrence or existence of any change, event, effect, condition, occurrence or development that has had or would reasonably be expected to have a Parent Material Adverse

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Effect or (b) the occurrence or existence of any change, event, effect, occurrence or development that is reasonably likely to result in any of the conditions set forth in Article VII not being able to be satisfied prior to the Termination Date. No notification given by Parent or Ultimate Parent pursuant to this Section 6.18(a) shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement. Parent or Ultimate Parent’s failure to comply with this Section 6.18(a) will not be taken into account for purposes of determining whether any conditions set forth in Article VII to consummate the Merger have been satisfied.

(b) The Company shall give prompt notice to Parent (and will subsequently keep Parent informed on a reasonably current basis of any material developments related to such notice) upon its becoming aware of the occurrence or existence of any change, event, effect, condition, occurrence or development that (a) has had or would reasonably be expected to have a Company Material Adverse Effect or (b) is reasonably likely to result in any of the conditions set forth in Article VII not being able to be satisfied prior to the Termination Date. No notification given by the Company pursuant to this Section 6.18(b) shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement. The Company’s failure to comply with this Section 6.18(b) will not be taken into account for purposes of determining whether any conditions set forth in Article VII to consummate the Merger have been satisfied.

ARTICLE VII

CONDITIONS TO THE MERGER

7.1 Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of each Party to consummate the Merger are subject to the satisfaction (or waiver by Parent and the Company where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Requisite Stockholder Approval. The Company’s receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.

(b) HSR Act. The waiting period applicable to the Transactions pursuant to the HSR Act will have expired or otherwise been terminated.

(c) No Prohibitive Laws or Injunctions. No Law, injunction, judgment, decision or order (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction in the U.S. prohibiting, enjoining or otherwise making illegal the consummation of the Merger shall have been enacted, entered or promulgated and be continuing in effect.

7.2 Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the satisfaction (or waiver by Parent where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in Sections 3.1(a), (b) and (c), Section 3.2, Section 3.5(c) and (f), and Section 3.23 shall be true and correct in all material respects on the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all material respects only as of such specified date), (ii) the representations and warranties of the Company set forth in Section 3.5(a), (b) and (e) shall be true and correct in all respects on the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), except for any inaccuracy or combination of inaccuracies in such representations and warranties relative to the total fully-diluted equity capitalization of the Company as of the Closing Date that do not result in an increase in the aggregate consideration otherwise payable by Parent in the

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Merger by more than $20,000,000, (iii) the representations and warranties of the Company set forth in clause (ii) of Section 3.10(b) shall be true and correct in all respects on the Closing Date as if made on and as of such date (except to the extent that such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), and (iv) the other representations and warranties of the Company set forth in Article III of this Agreement shall be true and correct in all respects on the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct in all respects only as of such specified date), except with respect to clause (iv) where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not have a Company Material Adverse Effect.

(b) Performance of Obligations of the Company. The Company shall have performed or complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.

(d) Officer’s Certificate. Parent and Merger Sub shall have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

7.3 Conditions to the Company’s Obligations to Effect the Merger. The obligations of the Company to consummate the Merger are subject to the satisfaction (or waiver by the Company where permissible pursuant to applicable Law) at or prior to the Effective Time of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of Ultimate Parent, Parent and Merger Sub set forth in this Agreement shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” or words of similar import) on the Closing Date as if made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of a specific date, in which case such representation and warranty shall be true and correct only as of such specified date), except where the failure of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to prevent, materially delay, or have a material adverse effect on the ability of Parent, Ultimate Parent or Merger Sub to perform its obligations under this Agreement or to consummate the Transactions (a “Parent Material Adverse Effect”).

(b) Performance of Obligations of Parent, Ultimate Parent and Merger Sub. Each of Parent, Ultimate Parent and Merger Sub shall have performed or complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing.

(c) Officer’s Certificate. The Company shall have received a certificate of Parent and Merger Sub, validly executed for and on behalf of Parent and Merger Sub and in their respective names by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

8.1 Termination. This Agreement may be validly terminated, and the Merger may be abandoned, only as follows:

(a) at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;

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(b) by either Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any final and non-appealable judgment, injunction or order issued by any court of competent jurisdiction in the United States preventing the consummation of the Merger is in effect that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any Law has been enacted, entered or enforced that prohibits, makes illegal or enjoins the consummation of the Merger;

(c) by either Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Effective Time has not occurred by 11:59 p.m., New York City time, on the date that is twelve (12) months following the date of this Agreement (such time and date, the “Initial Termination Date”, and the Initial Termination Date, as it may be extended pursuant to this Section 8.1(c), the “Termination Date”); provided, however, that (i) if on such date all of the conditions in Article VII (other than Section 7.1(b) or Section 7.1(c) (solely to the extent related to the HSR Act)) shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied if the Closing were to occur on such date), then the Initial Termination Date shall automatically be extended until 11:59 p.m., New York City time, on the date that is six (6) months following the Initial Termination Date (the “Extended Termination Date”), (ii) the Extended Termination Date shall be further automatically extended until 11:59 p.m., New York City time on December 23, 2024 if on the Extended Termination Date, all of the conditions in Article VII (other than Section 7.1(b) or Section 7.1(c) (solely to the extent related to the HSR Act)) shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied if the Closing were to occur on such date), and (iii) if the date on which the Termination Date, as extended under clauses (i) or (ii) hereof, would occur is not a Business Day, then the Termination Date shall be further extended to the next following Business Day; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party (treating Parent, Ultimate Parent and Merger Sub as one party for this purpose) if the failure of the Merger to be consummated prior to the Termination Date was primarily caused by or primarily the result of the material breach by such Party (treating Parent, Ultimate Parent and Merger Sub as one party for this purpose) of any of its obligations under this Agreement;

(d) by either Parent or the Company, at any time prior to the Effective Time, if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Merger;

(e) by Parent, if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or (b), except that if such breach is capable of being cured prior to the Termination Date, Parent will not be entitled to terminate this Agreement prior to the delivery by Parent to the Company of written notice of such breach, delivered at least forty-five (45) days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach has been cured prior to termination; provided, that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(e) if it, Ultimate Parent or Merger Sub is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.3(a) or (b);

(f) by Parent, if at any time prior to the Company’s receipt of the Requisite Stockholder Approval, the Company Board (or a committee thereof) has effected a Company Board Recommendation Change;

(g) by the Company, if Parent, Ultimate Parent or Merger Sub has breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or (b), except that if such breach is capable of being cured prior to the Termination Date, the Company will not be entitled to

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terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach, delivered at least forty-five (45) days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach has been cured prior to termination; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(g) if it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement that would result in a failure of a condition set forth in Section 7.2(a) or (b); or

(h) by the Company, at any time prior to receiving the Requisite Stockholder Approval, in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for a Superior Proposal received after the date of this Agreement, if the Company (i) has not breached Section 5.3(a) or Section 5.3(c)(ii)(A) (other than in a de minimis respect) with respect to such Superior Proposal and (ii) pays to Parent in immediately available funds the Company Termination Fee in accordance with Section 8.3(b)(iii) substantially concurrently with such termination.

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 8.1 pursuant to which this Agreement is being terminated.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, Affiliate or Representative of such Party) to the other Parties, as applicable, except that Section 6.12, this Section 8.2, Section 8.3, Section 8.4 and Article IX will each survive the termination of this Agreement. Notwithstanding anything to the contrary herein, no valid termination of this Agreement will relieve any Party from any liability for fraud or any Willful and Material Breach of this Agreement by such Party prior to termination, in the event of a valid termination of this Agreement pursuant to Section 8.1 in a circumstance where the Company Termination Fee or the Parent Termination Fee, as applicable, is not payable. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement and any applicable clean team or similar arrangement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3 Fees and Expenses.

(a) General. Except as set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such fees and expenses whether or not the Transactions are consummated. For the avoidance of doubt, Parent or the Surviving Corporation shall be responsible for all fees and expenses of the Payment Agent. Except as set forth in Section 2.9(e), Parent shall pay or cause to be paid all (i) transfer, stamp and documentary Taxes or fees; (ii) sales, use, gains, real property transfer and other similar Taxes or fees, in each case, arising out of or in connection with entering into this Agreement and the consummation of the Merger; and (iii) all filing fees in connection with filings made under the HSR Act and any other Antitrust Laws in connection with this Agreement or the Merger. For the avoidance of doubt, Parent or the Surviving Corporation shall not be responsible for any fees of the Company and its Affiliates incurred in connection with the commencement or proposed or threatened commencement of any investigation, litigation or other administrative or judicial action or proceeding in respect of a matter involving Antitrust Laws by any Person or Governmental Authority, including any Legal Proceeding initiated by a private party, or any injunction preliminarily or permanently seeking to restrain, enjoin or prohibit the consummation of the Merger, and including in any appeal thereof.

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(b) Company Payments.

(i) If (A) this Agreement is validly terminated pursuant to Section 8.1(d) or Section 8.1(e), (B) following the execution and delivery of this Agreement, with respect to a termination pursuant to Section 8.1(d), prior to the taking of a vote to approve this Agreement at the Company Stockholder Meeting, or prior to the breach giving rise to Parent’s right to terminate under Section 8.1(e), as applicable, any Person shall have publicly made, proposed or communicated an Acquisition Proposal to the Company and not withdrawn prior to the Company Stockholder Meeting or at the time of the breach giving rise to Parent’s right to terminate under Section 8.1(e), as applicable, and (C) within twelve (12) months following such termination of this Agreement, either an Acquisition Transaction is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction and such Acquisition Transaction is subsequently consummated whether during or following such twelve (12) month period, then the Company shall promptly (and in any event within two (2) Business Days) after such consummation pay, or cause to be paid, to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent. For purposes of this Section 8.3(b)(i), all references to “twenty percent (20%)” in the definition of “Acquisition Transaction” shall be deemed to be references to “fifty percent (50%).”

(ii) If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company must promptly (and in any event within two (2) Business Days) following such termination pay, or cause to be paid, to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(iii) If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company must prior to or substantially concurrently with such termination pay, or cause to be paid, to Parent the Company Termination Fee by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(c) Parent Payments. If this Agreement is validly terminated by (x) Parent or the Company pursuant to Section 8.1(b) (solely to the extent the Law, judgment, injunction or order giving rise to such termination right relates to U.S. federal Antitrust Laws) or Section 8.1(c) and, in the case of a termination pursuant to Section 8.1(b) or Section 8.1(c), at the time of such valid termination, (1) the conditions set forth in Section 7.1(b) or Section 7.1(c) shall have not been satisfied, (2) the conditions set forth in Section 7.1(a) shall have been satisfied and (3) all of the conditions set forth in Section 7.2 shall have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied if the Closing were to occur on such date) or waived, or (y) the Company pursuant to Section 8.1(g) by reason of a breach or failure to perform a covenant or agreement set forth in Section 6.2 of this Agreement by Parent, Ultimate Parent or Merger Sub, then, in each such case, Parent shall pay, or cause to be paid, to the Company an amount equal to $500,000,000 (the “Parent Termination Fee”) promptly (and in any event within two (2) Business Days) after such valid termination by wire transfer of immediately available funds to an account or accounts designated in writing by the Company.

(d) Single Payment Only. The Parties acknowledge and agree that in no event will (i) the Company be required to pay the Company Termination Fee on more than one occasion, or (ii) Parent be required to pay the Parent Termination Fee on more than one occasion, whether or not the Company Termination Fee or the Parent Termination Fee, as applicable, may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events.

(e) Sole Remedy.

(i) Parent’s receipt of the Company Termination Fee, to the extent owed pursuant to Section 8.3(b), any liability pursuant to Section 8.2(b), and Parent’s right to specific performance pursuant to Section 9.8, as applicable, will be the sole and exclusive remedies of Parent, Ultimate Parent and Merger Sub and

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each of the Parent Related Parties against (A) the Company, its Subsidiaries and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling Persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders, heirs and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (collectively, the “Company Related Parties”) in respect of or relating to this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of the Company Termination Fee to the extent payable, together with any fees, costs, expenses and interest payable pursuant to Section 8.3(f), none of the Company Related Parties will have any further liability or obligation to Parent or Merger Sub or any Parent Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and any applicable clean team or similar arrangement, and Section 8.3(a), as applicable). The Company Related Parties are intended third party beneficiaries of this Section 8.3(e)(i).

(ii) The Company’s receipt of the Parent Termination Fee, to the extent owed pursuant to Section 8.3(c), any liability pursuant to Section 8.2(b), and the Company’s right to specific performance pursuant to Section 9.8, as applicable, will be the sole and exclusive remedies of the Company and each of the Company Related Parties against (A) Ultimate Parent, Parent, its Subsidiaries (including Merger Sub) and each of their respective Affiliates; and (B) the former, current and future holders of any equity, controlling Persons, directors, officers, employees, agents, attorneys, Affiliates, members, managers, general or limited partners, stockholders, heirs and assignees of each of Parent, its Subsidiaries and each of their respective Affiliates (collectively, the “Parent Related Parties”) in respect of or relating to this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, and upon payment of the Parent Termination Fee to the extent payable, together with any fees, costs, expenses and interest payable pursuant to Section 8.3(f), none of the Parent Related Parties will have any further liability or obligation to the Company or the Company Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby (except that the Parties (or their Affiliates) will remain obligated with respect to, and the Company and its Subsidiaries may be entitled to remedies with respect to, the Confidentiality Agreement and any applicable clean team or similar arrangement, and Section 8.3(a), as applicable). The Parent Related Parties are intended third party beneficiaries of this Section 8.3(e)(ii).

(f) Acknowledgements. The Parties acknowledge and agree that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without this Section 8.3, the Parties would not have entered into this Agreement. Accordingly, if the Company or Parent fails to promptly pay any amount due pursuant to this Section 8.3, the Company or Parent, as applicable, shall pay to Parent or the Company, respectively, all fees, costs and expenses of enforcement (including reasonable and documented attorneys’ fees as well as reasonable and documented expenses incurred in connection with any Legal Proceeding initiated by such Party in connection with such enforcement), together with interest on the amount of the Company Termination Fee or the Parent Termination Fee, as applicable, at the prime lending rate as published in The Wall Street Journal, in effect on the date such payment is required to be made. The Parties further acknowledge that neither the Company Termination Fee nor the Parent Termination Fee shall constitute a penalty but are each liquidated damages, in a reasonable amount that will compensate each Party in the circumstances in which either the Company Termination Fee or Parent Termination Fee, as applicable, is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision.

8.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval,

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no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without such approval.

8.5 Extension; Waiver. At any time and from time to time prior to the Effective Time, Parent and the Company may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein applicable to such Party (it being understood that Parent and Merger Sub shall be deemed a single Party solely for purposes of this Section 8.5). Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement or in any certificate delivered pursuant to this Agreement will terminate at the Effective Time, except that any covenants that by their terms survive or contemplate performance at or following the Effective Time shall survive the Effective Time in accordance with their respective terms.

9.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a)	if to Parent, Ultimate Parent or Merger Sub to:

CVS Pharmacy, Inc.

One CVS Drive

Woonsocket, Rhode Island 02895

Attn:    Darin P. Smith, Vice President, Senior Legal

            Counsel—Corporate Services

Email: [***]

with a copy (which will not constitute notice) to:

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Attn:    Creighton Condon;

            Daniel Litowitz;

            Derrick Lott

Email: ccondon@shearman.com;

            daniel.litowitz@shearman.com;

            derrick.lott@shearman.com

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(b)	if to the Company (prior to the Effective Time) to:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attn:    Mike Pykosz

            Rob Guenthner

Email:  [***]

          [***]

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:    Daniel Wolf, P.C.

            David M. Klein, P.C.

            Joshua Ayal

Email: daniel.wolf@kirkland.com

            dklein@kirkland.com

            joshua.ayal@kirkland.com

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or e-mail address through a notice given in accordance with this Section 9.2, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 9.2 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five (5) Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 9.3 is null and void.

9.4 Confidentiality. Parent, Merger Sub and the Company hereby acknowledge that Ultimate Parent and the Company have previously executed the Confidentiality Agreement, that shall continue in full force and effect in accordance with its terms. Each Party and their respective Representatives shall hold and treat all documents and information concerning the other Party furnished or made available in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each Party agrees to be bound by, and to instruct their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto.

9.5 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement and the Company Disclosure Letter, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. The Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

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9.6 Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, except (a) as set forth in or as contemplated by Section 6.9, (b) if the Closing occurs, for the right of the holders of Company Common Stock to receive the Per Share Price and, (c) as set forth in or contemplated by Section 8.3(e).

9.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein (including Section 8.3(e)), any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance).

(b) Specific Performance. The Parties acknowledge and agree that (i) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions; (ii) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; (iii) neither the ability of either Party to recover damages for fraud or any Willful and Material Breach of this Agreement nor the provisions of Section 8.3 are intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (iv) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement. The Parties agree not to raise any objections to (A) the availability of or granting of an injunction, specific performance or other equitable relief in accordance with this Section 9.8 to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent and Merger Sub pursuant to this Section 9.8. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. The Parties further agree that (x) by seeking the remedies provided for in this Section 9.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (y) nothing set forth in this Section 9.8 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 9.8 prior to, or as a condition to, exercising any termination right under Article VIII (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 9.8 or anything set forth in this Section 9.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article VIII or

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pursue any other remedies under this Agreement that may be available then or thereafter. Notwithstanding anything to the contrary herein, the Parties acknowledge and agree that, while the Company may pursue a grant of specific performance prior to the termination of this Agreement, following a valid termination of this Agreement in accordance with Article VIII, under no circumstances shall the Company be permitted or entitled to seek a grant of specific performance to cause the Closing to occur; provided, that the Company may continue any ongoing proceeding for specific performance filed prior to a purported termination of this Agreement subject to the limitations set forth in this Agreement.

9.9 Ultimate Parent. The Parties agree and acknowledge that Ultimate Parent shall be a party to this Agreement solely for the purposes of Section 1.1 (to the extent the terms defined therein are used in the following Sections and Article of this Agreement) Section 3.28, Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.6, Section 4.9, Section 4.16, Section 6.2, Section 6.12, Section 6.18 and Article IX.

9.10 Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement, the Transactions or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

9.11 Consent to Jurisdiction. Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transactions, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 9.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law, (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the Transactions, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) agrees that any Legal Proceeding arising in connection with this Agreement or the Transactions shall be brought, tried and determined only in the Chosen Courts, (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same, and (f) agrees that it shall not bring any Legal Proceeding relating to this Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

9.12 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

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REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

9.13 No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto.

9.14 Company Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.

9.15 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

CVS PHARMACY, INC.

By:
/s/ Thomas F. Cowhey
Name: Thomas F. Cowhey
Title: Senior Vice President, Capital Markets

HALO MERGER SUB CORP.

By:
/s/ Thomas S. Moffatt
Name: Thomas S. Moffatt
Title: President

[Signature Page to Agreement and Plan of Merger]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

OAK STREET HEALTH, INC.

By:

/s/ Mike Pykosz
Name: Mike Pykosz
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

CVS HEALTH CORPORATION, solely for the purposes of Section 1.1 (to the extent the terms defined therein are used in the following Sections and Article of this Agreement) Section 3.28, Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.6, Section 4.9, Section 4.16, Section 6.2, Section 6.12, Section 6.18 and Article IX

By:

/s/ Shawn M. Guertin
Name: Shawn M. Guertin
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Agreement and Plan of Merger]

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Exhibit A

Form of Voting Agreement

FORM OF VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of February [•], 2023 (this “Agreement”), by and among Oak Street Health, Inc., a Delaware corporation (the “Company”), the stockholders listed on the signature page(s) hereto (together with any subsequent stockholders or transferees who become “Stockholders” pursuant to Section 3, collectively, the “Stockholders” and each individually, a “Stockholder”), and CVS Pharmacy, Inc., a Rhode Island corporation (“Parent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner of the number of shares of Company Common Stock set forth on Schedule A hereto (together with such additional shares of Company Common Stock that become beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by such Stockholder, whether upon the exercise of options or warrants, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date (as defined below), the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) the Company, and solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation, are entering into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof and in accordance with the applicable provisions of the DGCL, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will thereupon cease and the Company will continue as the surviving corporation and a wholly owned Subsidiary of Parent; and

WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree, severally and not jointly, as follows:

1. Voting of Shares. Each Stockholder hereby agrees that during the period commencing on the date of this Agreement and continuing until the Expiration Date (such period, the “Term”), at the Company Stockholder Meeting and at any other meeting of the stockholders of the Company for any matter contemplated by this Agreement, however called, including any adjournment or postponement of each of the foregoing, such Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon:

(a) appear (in person or by proxy) at each such meeting or otherwise cause all of the Subject Shares that such Stockholder is entitled to vote to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, all of the Subject Shares that such Stockholder is entitled to vote: (i) in favor of the adoption of the Merger Agreement; (ii) without limitation of the preceding clause (i), in favor of any proposal to adjourn or postpone any meeting of the holders of Company Common Stock at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the holders of Company Common Stock to a later date if there are not sufficient votes for approval of

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such matters on the date on which the meeting is held; and (iii) against any action or agreement that would reasonably be expected to prevent or materially delay the ability of the Company to consummate the Transactions.

2. No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except for this Agreement [and the Sponsor Director Nomination Agreement (as defined below)]1, such Stockholder (a) has not entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares that is in effect on the date hereof, and shall not enter into at any time prior to the Expiration Date, any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares, in each case, that is inconsistent with this Agreement, (b) shall not grant at any time prior to the Expiration Date, a proxy, consent or power of attorney with respect to any of the Subject Shares, in each case, that is inconsistent with this Agreement and (c) shall not take any action that would reasonably be expected to constitute a breach hereof or have the effect of delaying or preventing such Stockholder from performing any of its obligations under this Agreement.

3. Transfer of Subject Shares.

(a) Each Stockholder hereby agrees, until the earlier of (i) the Expiration Date or (ii) the time at which the Requisite Stockholder Approval shall have been obtained, not to, directly or indirectly, except as otherwise provided in this Agreement, Transfer (as defined below), either voluntarily or involuntarily, or enter into any Contract with respect to the Transfer of, any of the Subject Shares or any interest therein (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise); provided that nothing herein shall prohibit a Stockholder from the following: (A) Transfers or dispositions of the Subject Shares to any members of such Stockholder’s immediate family, to any trust for the direct benefit of such Stockholder or the immediate family of such Stockholder or to a partnership, limited liability company or other entity of which the Stockholder or any member of the Stockholder’s immediate family are the legal and beneficial owners of all of the outstanding equity securities of such entity or similar interest and the Stockholder controls all of the voting power of such entity, (B) Transfers or dispositions of the Subject Shares by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (C) Transfers that occur by operation of Law pursuant to a qualified domestic relations order or in connection with a divorce settlement or decree, (D) exercise an option or warrant (including a net or cashless exercise of such option or warrant) to purchase shares of Company Common Stock, (E) Transfer of Subject Shares to the Company to cover tax withholding obligations of such Stockholder in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, (F) Transfer Subject Shares pursuant to a charitable gift or contribution, [(G) Transfer Subject Shares pursuant to any contract, instruction or trading plan established pursuant to Rule 10b5-1 under the Exchange Act (and that is in effect as of the date hereof) up to that number of Subject Shares as permitted to be sold under such plan]2 and (H) Transfer Subject Shares to an Affiliate of such Stockholder (clauses (A) through (H) above, a “Permitted Transfer”); provided, further, that any Permitted Transfer pursuant to clauses (A), (C), (E), (F) and (H) shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of such Stockholder under, this Agreement with respect to the Subject Shares so Transferred by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent and the Company. Upon the execution and delivery of a joinder agreement by such transferee, such transferee shall be deemed to be a party hereto as if such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Stockholder with respect to the Subject Shares held by such Person. Any Transfer or attempted Transfer of any Subject Shares

[1]	Note: To be included in the voting agreements with entities that are party to the Sponsor Director Nomination Agreement.
[2]	Note: To be included in voting agreements for Specified Stockholders who are directors of the Company only.

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in violation of this Agreement shall be null and void ab initio. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin.

(b) If any involuntary Transfer of any of the Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement.

(c) For purposes of this Agreement, “Transfer” means any direct or indirect transfer, sale, assignment, pledge, encumbrance, hypothecation, grant of a security interest in, gift, distribution or other disposal of all or any portion of the Subject Shares, by operation of Law or otherwise. For the avoidance of doubt, an indirect Transfer of limited partner interests or limited liability company interests of such Stockholder or any of its direct or indirect holders, and which does not result in the direct or indirect transfer of “control” (as defined in the Merger Agreement) of such Stockholder and does not affect in any way such Stockholder’s obligations under this Agreement, is permitted without notice or consent of any kind.

4. Further Assurances; Disclosure. From time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as Parent or the Company may reasonably request for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, each Stockholder hereby severally as to itself only, but not jointly with any other Stockholder, authorizes Parent and the Company to publish and disclose in any public filing made in connection with the Merger Agreement and the transactions contemplated thereby and in any other announcement or disclosure required by applicable Law, such Stockholder’s identity and ownership of the Subject Shares and the nature of such Stockholder’s obligations under this Agreement and authorizes Parent and the Company to include this Agreement as an exhibit to any filing required to be made by the Company or an Affiliate of Parent with the SEC in connection with the Merger Agreement and the transactions contemplated thereby.

5. Representations and Warranties of Each Stockholder.

(a) Each Stockholder on its own behalf hereby represents and warrants to Parent, severally and not jointly, as of the date hereof with respect to such Stockholder as follows:

(i) Organization. Such Stockholder, if not a natural Person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii) Authority. Such Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. No other actions on the part of such Stockholder (or its governing body, general partner, board of directors, partners or other equityholders, as applicable) are necessary to authorize or adopt this Agreement or compliance with its obligations hereunder.

(iii) No Conflicts. Neither the execution and delivery of this Agreement by such Stockholder, nor the performance by such Stockholder of its obligations hereunder or the consummation by it of the transactions contemplated hereby, will (i) violate, conflict with or result in a breach of, constitute a default (with or without notice or lapse of time or both), or require any material consent or action by any Person, under any provision of, any Contract to which such Stockholder is party, (ii) violate any Law or order, decision, judgment, decree, injunction or ruling of any Governmental Authority applicable to such Stockholder or (iii) conflict with or violate any provision of the certificate of incorporation, bylaws, limited liability company agreement or other comparable governing documents of such Stockholder, in each case, other than

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consents or authorizations that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not materially impair the ability of such Stockholder to perform its obligations hereunder.

(iv) Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Authority, other than such reports, schedules or statements under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and any other consents, approvals, notifications, permits or filings that would not reasonably be expected to materially and adversely affect the ability of such Stockholder to perform its obligations hereunder.

(v) Ownership. Such Stockholder is the record and/or beneficial owner of and has good and valid title to, the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, free and clear of any and all Liens (other than Permitted Liens), other than (I) those created by this Agreement, [(II) the Registration Rights Agreement, dated as of August 10, 2020, by and among Oak Street Health, Inc., General Atlantic (OSH) Interholdco, L.P. and its Affiliates (as defined therein), Newlight Harbour Point SPV LLC and its Affiliates, as applicable, and any Person who becomes party thereto]3, [(III)] restrictions on transfer of general applicability arising under applicable securities Laws or [(IV)] restrictions that would not limit such Stockholder’s ability to comply with its obligations hereunder. Such Stockholder does not own, of record or beneficially, any shares of Company Common Stock other than the Company Common Stock set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to beneficially own Subject Shares owned by other Stockholders). None of such Stockholders’ Subject Shares are, and at no time during the term of this Agreement will be, except for this Agreement, [and the Sponsor Director Nomination Agreement, dated as of August 10, 2020, by and among Oak Street Health, Inc., General Atlantic (OSH) Interholdco, L.P. and Newlight Harbour Point SPV LLC (the “Sponsor Director Nomination Agreement”),] subject to any voting trust or other agreement or arrangement with respect to the voting of such shares of Company Common Stock.

(vi) Reliance by Parent and the Company. Such Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Stockholder contained herein. Such Stockholder has had the opportunity to review this Agreement and the Merger Agreement. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

(vii) No Legal Proceeding. As of the date hereof, there is no Legal Proceeding pending against such Stockholder or, to the knowledge of such Stockholder, threatened against such Stockholder or any of its Affiliates (excluding the Company and its Subsidiaries), or any order, decision, judgment, decree, injunction or ruling of any Governmental Authority to which such Stockholder or any of its Affiliates is subject that would reasonably be expected to question the beneficial or record ownership of such Stockholder’s Subject Shares, the validity of this Agreement or the performance by such Stockholder of its obligations under this Agreement.

(b) Parent hereby represents and warrants to each Stockholder, as of the date hereof, as follows:

(i) Organization. Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii) Authority. Parent has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement

[3]	Note: To be included in the voting agreements with entities that are party to the Registration Rights Agreement and/or Sponsor Director Nomination Agreement, as applicable.

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has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. No actions on the part of Parent (or its board of directors) or its Affiliates that have not been obtained are necessary to authorize or adopt this Agreement or compliance with its obligations hereunder.

(iii) No Conflicts. Neither the execution and delivery of this Agreement by Parent, nor the performance by Parent of its obligations hereunder or the consummation by it of the transactions contemplated hereby, will (i) violate, conflict with or result in a breach of, constitute a default (with or without notice or lapse of time or both), or require any material consent by any Person, under any provision of, any Contract to which Parent is party, (ii) violate any Law or order, decision, judgment, decree, injunction or ruling of any Governmental Authority applicable to Parent or its Affiliates or (iii) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent, in each case, other than consents or authorizations that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not materially impair the ability of Parent to perform its obligations hereunder.

(iv) Consents and Approvals. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not, except as otherwise set forth in the Merger Agreement, require Parent or its Affiliates to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Authority, other than consents, approvals, notifications, permits or filings that would not reasonably be expected to materially and adversely affect the ability of Parent to perform its obligations hereunder.

(v) No Legal Proceeding. As of the date hereof, there is no Legal Proceeding pending against Parent or any of its Affiliates or, to the knowledge of Parent, threatened against Parent or any of its Affiliates, or any order, decision, judgment, decree, injunction or ruling of any Governmental Authority to which Parent or any of its Affiliates is subject that would reasonably be expected to question the validity of this Agreement or the performance by Parent of its obligations under this Agreement.

6. Stockholder Capacity. No individual executing this Agreement who is or becomes a director or officer, or serves in any other similar function or capacity, of the Company or any other Person shall be deemed to make any representation, warranty, agreement or understanding in this Agreement in such Person’s capacity as a director or officer, or any other similar function or capacity. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record holder or beneficial owner of the Subject Shares, and nothing herein shall limit or affect any actions taken (or any failures to act) by a Stockholder or, if applicable, such Stockholder’s or any of its Affiliates’ designee(s) serving on the Company Board in such Person’s capacity as a director or officer, or any other similar function or capacity, of the Company or any other Person. The taking of any actions (or any failures to act) by a Stockholder in such Stockholder’s or any of its Affiliates’ designee(s) capacity as a director or officer, or any other similar function or capacity, of the Company or any other Person, including taking any action permitted by Section 5.3 of the Merger Agreement, shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto. Neither Parent nor Merger Sub shall assert any claim that any action taken by such Stockholder (or any of its Affiliates’ designee(s)) in his capacity as a director of the Company violates any provision of this Agreement.

7. Stockholder Litigation. The Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby; provided that this Section 7 shall not be deemed a waiver of any rights of the Stockholder or its Affiliates for any breach of this Agreement or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

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8. No Solicitation. Prior to obtaining the Requisite Stockholder Approval, no Stockholder shall take any action that the Company’s Representatives would then be prohibited from taking under Section 5.3 of the Merger Agreement.

9. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Subject Shares shall remain vested in and belong to each such Stockholder, and neither Parent nor the Company shall have any authority to exercise any power or authority to direct the Stockholder in the voting of any of the Subject Shares, except as otherwise specifically provided herein. The parties hereto acknowledge and agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act) either among the Stockholders or between any of the Stockholders and Parent.

10. Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) as to the Stockholder, any amendment of the Merger Agreement that (x) reduces the amount of, or changes the form of, or imposes any material restrictions on, or additional conditions on the payment of the Per Share Price or the consummation of the Merger or (y) extends the Termination Date (after giving effect to the extensions contemplated by the Merger Agreement) (each of clauses (x) and (y), an “Adverse Amendment”), in each case, unless such amendment is consented to by such Stockholder, (iv) the mutual written agreement of the Stockholders, the Company and Parent to terminate this Agreement, or (v) the time (if any) at which the Company Board shall have made a Company Board Recommendation Change in accordance with terms of the Merger Agreement (the earliest to occur of any such date under clauses (i) through (v) of this Section 10 being referred to herein as the “Expiration Date”); provided that no such termination shall relieve any party hereto from liability for fraud or any Willful and Material Breach of this Agreement prior to termination. Notwithstanding the foregoing, the provisions set forth in Section 7 and in Sections 11 to 24 of this Agreement shall survive the termination of this Agreement. All representations, warranties, covenants and agreements in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

11. Specific Performance. Each of the parties hereto acknowledges and agrees that (a) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, and (b) irreparable damage would occur and each such party would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the other parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each of the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by each of the other parties hereto, and to enforce specifically the terms and provisions of this Agreement by a decree of specific performance, in accordance with Section 12, without the necessity of proving actual harm or damages or obtaining, furnishing or posting any bond or similar instrument therefor (and each such party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument), this being in addition to any other remedy to which such party is entitled at Law or in equity, and each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that such party has an adequate remedy at Law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at Law or in equity. Without limitation of the foregoing, each of the parties hereto hereby further acknowledges and agrees that during the Term, each party shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by each of the other parties hereto under this Agreement, in addition to any other remedy to which such party is entitled at Law or in equity, including such party’s right to terminate this Agreement pursuant to Section 10. Each of the parties hereto

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further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 11.

12. Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

13. Waiver. At any time and from time to time prior to the Effective Time, Parent and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, as applicable; (b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other party hereto with any of the agreements or conditions contained herein applicable to such party hereto (it being understood that Parent and Merger Sub shall be deemed a single party hereto solely for purposes of this Section 13). Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party hereto. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

14. Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY HERETO MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15. Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other parties hereto, except as permitted in accordance with Section 3 of this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No assignment by any party hereto will relieve such party hereto of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 15 is null and void.

16. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately

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upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a)	If to Parent, to:

CVS Pharmacy, Inc.

One CVS Drive

Woonsocket, Rhode Island 02895

Mail Code 1160

Attention:        Darin P. Smith, Vice President, Senior Legal Counsel—Corporate Services

Email:              [***]

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP

599 Lexington Ave.

New York, New York 10022

Attention:    Creighton Condon

Daniel Litowitz

Derrick Lott

Email:         ccondon@shearman.com

daniel.litowitz@shearman.com

derrick.lott@shearman.com

(b)	If to a Stockholder, to the address set forth on its signature page hereto, with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Ave.

New York, New York 10022

Attention:    Daniel Wolf, P.C.

David M. Klein, P.C.

Joshua Ayal

Email:         daniel.wolf@kirkland.com

dklein@kirkland.com

joshua.ayal@kirkland.com

(c)	If to the Company, to:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attention:        Mike Pykosz

Email:             [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Ave.

New York, New York 10022

Attention:    Daniel Wolf, P.C.

David M. Klein, P.C.

Joshua Ayal

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Email:         daniel.wolf@kirkland.com

dklein@kirkland.com

joshua.ayal@kirkland.com

17. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

18. Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (including the Merger Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

19. Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

20. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

21. Waiver of Appraisal. Each Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Subject Shares.

22. Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in Law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing, shall have any liability (whether in contract or in tort, in Law or in equity, or

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granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated by this Agreement or based on, in respect of, or by reason of this Agreement or the transactions contemplated by this Agreement or the negotiation, execution, performance, or breach of this Agreement.

23. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Charter, the Merger Agreement, this Agreement and any other Voting Agreements and the transactions contemplated by the Merger Agreement, including the Merger.

24. Interpretation and Construction.

(a) When a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule, such reference is to a Schedule to this Agreement, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein”, “hereunder” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(f) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(g) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(h) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(i) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time.

(j) The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(k) The parties hereto agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law,

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regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(l) All references to time shall refer to New York City time unless otherwise specified.

25. Other Agreements. Parent and the Company represent and warrant that they have entered into Voting Agreements with the other Specified Stockholders as of the date hereof, containing the same terms and conditions as this Agreement (collectively, the “Other Agreements”). Parent represents, warrants, covenants and agrees, that it has not entered into, and will not enter into, any other agreement with any stockholder of the Company relating to the voting of shares of Company Common Stock other than the Other Agreements. Without the prior written consent of the Stockholder, Parent shall not supplement, modify, amend, or waive the terms of the Other Agreements or provide consideration to the Specified Stockholders party to the Other Agreements that is not provided to the Stockholder.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

OAK STREET HEALTH, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT

CVS PHARMACY, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

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STOCKHOLDERS:

[•]

By:
Name: [•] Title: [•]

Address for Notice:
[•]
[•]
[•]
Attention: [•]
Email: [•]

[Signature Page to Voting and Support Agreement]

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Schedule A

Stockholder	Shares of Company Common Stock
[•]	[•]
[•]	[•]
[•]	[•]

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Exhibit B

Certificate of Incorporation of the Surviving Corporation

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

OAK STREET HEALTH, INC.

1.	The name of the corporation is: Oak Street Health, Inc. (the “Corporation”).

2.

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

3.

The nature of the business or purposes to be conducted or promoted is: management services and any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the “DGCL”).

4.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is: One Hundred (100); all of such shares shall be shares of common stock, par value $0.01 per share.

5.	The Corporation is to have perpetual existence.

6.	In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized:

a.	To make, alter or repeal the by-laws of the Corporation (the “By-Laws”).

b.	To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

c.	To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

d.

By a majority of the whole board of directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The By-Laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the By-Laws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending this Second Amended and Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws; and, unless the resolution or By-Laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

e.	When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its

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corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the Corporation.

7.	Elections of directors need not be by written ballot unless the By-Laws shall so provide.

a.

Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the By-Laws.

b.

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

8.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

9.

Limitation of Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.

10.	Indemnification.

a.

Right to Indemnification and Advancement. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”) and any other penalties and amounts paid or to be paid in settlement) reasonably

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incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in this Section 10(a) with respect to proceedings to enforce rights to indemnification and advance of expenses (as defined below), the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized in the specific case by the board of directors of the Corporation. The rights to indemnification and advance of expenses conferred in this Section 10(a) shall be contract rights. In addition to the right to indemnification conferred herein, an indemnitee shall also have the right, to the fullest extent not prohibited by law, to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (an “advance of expenses”); provided, however, that if and to the extent that the DGCL requires, an advance of expenses shall be made only upon delivery to the Corporation of an undertaking (an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 10 or otherwise. The Corporation may also, by action of its board of directors, provide indemnification and advancement to employees and agents of the Corporation. Any reference to an officer of the Corporation in this Section 10 shall be deemed to refer exclusively to the President, Secretary and Treasurer of the Corporation, and to any Vice President, Assistant Secretary, Assistant Treasurer or other officer of the Corporation appointed by the board of directors, and any reference to an officer of any other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other enterprise shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other enterprise for purposes of this Section 10 unless such person’s appointment to such office was approved by the board of directors.

b.

Procedure for Indemnification. Any claim for indemnification or advance of expenses by an indemnitee under this Section 10(b) shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses, twenty days, provided that the director or officer has delivered the undertaking contemplated by Section 10(a) if required), upon the written request of the indemnitee. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days, provided that the indemnitee has delivered the undertaking contemplated by Section 10(a) if required), the right to indemnification or advances as granted by this Section 10 shall be enforceable by the indemnitee in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation to the fullest extent permitted by applicable law. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to Section 10(a), if any, has been tendered to the Corporation) that the claimant has not met the applicable standard of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proof shall be on the Corporation to the fullest extent permitted by law. Neither the failure of the Corporation (including its board of directors, a committee thereof, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances

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because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

c.

Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, administrator, employee or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the DGCL.

d.

Service for Subsidiaries. Any person serving as a director, officer, partner, member, trustee, administrator, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a “subsidiary” for purposes of this Section 10) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

e.

Reliance. Persons who after the date of the adoption of this provision become or remain directors or officers of the Corporation or who, while a director or officer of the Corporation, become or remain a director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this Section 10 in entering into or continuing such service. To the fullest extent permitted by law, the rights to indemnification and to the advance of expenses conferred in this Section 10 shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof. Any amendment, alteration or repeal of this Section 10 that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

f.

Non-Exclusivity of Rights; Continuation of Rights of Indemnification. The rights to indemnification and to the advance of expenses conferred in this Section 10 shall not be exclusive of any other right which any person may have or hereafter acquire under the certificate of incorporation or under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise. All rights to indemnification under this Section 10 shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Section 10 is in effect. Any repeal or modification of this Section 10 or repeal or modification of relevant provisions of the DGCL or any other applicable laws shall not in any way diminish any rights to indemnification and advancement of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to any proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such repeal or modification.

g.

Merger or Consolidation. For purposes of this Section 10, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or

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other enterprise, shall stand in the same position under this Section 10 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

h.

Savings Clause. To the fullest extent permitted by law, if this Section 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and advance expenses to each person entitled to indemnification under Section 10(a) as to all expense, liability and loss (including attorneys’ fees and related disbursements, judgments, fines, ERISA excise taxes and penalties and any other penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person and for which indemnification and advancement of expenses is available to such person pursuant to this Section 10 to the fullest extent permitted by any applicable portion of this Section 10 that shall not have been invalidated.

11.

Preservation of Rights. A right to indemnification or to advancement of expenses arising under a provision of this Second Amended and Restated Certificate of Incorporation or the By-Laws shall not be eliminated or impaired by an amendment to this Second Amended and Restated Certificate of Incorporation or the By-Laws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

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Annex B

Centerview Partners LLC 31 West 52nd Street New York, NY 10019 February 7, 2023

The Board of Directors

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

The Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the shares of common stock, par value $0.001 per share (the “Shares”) (other than Excluded Shares, as defined below), of Oak Street Health, Inc., a Delaware corporation (the “Company”), of $39.00 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into and dated as of February 7, 2023 (the “Agreement”), by and among CVS Pharmacy, Inc., a Rhode Island corporation (“Parent”), Halo Merger Sub Corp., a Delaware corporation and wholly owned direct subsidiary of Parent (“Merger Sub”), the Company and, solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation and ultimate parent company of Parent (“CVS”). The Agreement provides that Merger Sub will be merged with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Merger (other than (i) each Share that is (A) held by the Company as treasury stock or (B) owned by Parent or any of its subsidiaries (including Merger Sub), in each case as of immediately prior to the effective time of the Merger, (ii) Shares subject to outstanding awards of Company Restricted Stock (as defined in the Agreement) and (iii) Dissenting Company Shares (as defined in the Agreement) (the Shares referred to in clauses (i), and (ii) and (iii), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”)) will be converted into the right to receive $39.00 per Share in cash, without interest (the $39.00 per Share consideration to be paid in the Merger, the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement in respect of the Transaction, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. We are currently engaged to provide financial advisory services unrelated to the Company to a portfolio company of General Atlantic Service Company, LP (“General Atlantic”) (affiliates of which own approximately 25% of the Shares), and we may receive compensation from such company in the future. In 2022, our restructuring team was engaged to provide financial advisory services unrelated to the Company to a portfolio company of General Atlantic in connection with certain restructuring-related matters, and we received compensation from such company. In 2021, we were engaged to provide financial advisory services to Landmark Health, LLC (“Landmark Health”) in connection with its sale to UnitedHealth Group, at which time General Atlantic was the majority owner of Landmark Health, and we received compensation from Landmark Health for such services. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or CVS, Parent’s ultimate parent entity, and we have not received any compensation from Parent or CVS during such period. We may provide financial advisory and other services to or with respect to the Company, Parent, CVS, General Atlantic or their respective affiliates, including portfolio companies of General Atlantic, in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, CVS, General Atlantic or any of their respective affiliates, including portfolio companies of General Atlantic, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated February 7, 2023 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2021 and December 31, 2020; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the

Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be paid in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of the Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

Annex C

FORM OF VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of February [•], 2023 (this “Agreement”), by and among Oak Street Health, Inc., a Delaware corporation (the “Company”), the stockholders listed on the signature page(s) hereto (together with any subsequent stockholders or transferees who become “Stockholders” pursuant to Section 3, collectively, the “Stockholders” and each individually, a “Stockholder”), and CVS Pharmacy, Inc., a Rhode Island corporation (“Parent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner of the number of shares of Company Common Stock set forth on Schedule A hereto (together with such additional shares of Company Common Stock that become beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by such Stockholder, whether upon the exercise of options or warrants, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date (as defined below), the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) the Company, and solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation, are entering into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions thereof and in accordance with the applicable provisions of the DGCL, Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will thereupon cease and the Company will continue as the surviving corporation and a wholly owned Subsidiary of Parent; and

WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree, severally and not jointly, as follows:

1. Voting of Shares. Each Stockholder hereby agrees that during the period commencing on the date of this Agreement and continuing until the Expiration Date (such period, the “Term”), at the Company Stockholder Meeting and at any other meeting of the stockholders of the Company for any matter contemplated by this Agreement, however called, including any adjournment or postponement of each of the foregoing, such Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon:

(a) appear (in person or by proxy) at each such meeting or otherwise cause all of the Subject Shares that such Stockholder is entitled to vote to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, all of the Subject Shares that such Stockholder is entitled to vote: (i) in favor of the adoption of the Merger Agreement; (ii) without limitation of the preceding clause (i), in favor of any proposal to adjourn or postpone any meeting of the holders of Company Common Stock at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the holders of Company Common Stock to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (iii) against any action or agreement that would reasonably be expected to prevent or materially delay the ability of the Company to consummate the Transactions.

1

2. No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except for this Agreement [and the Sponsor Director Nomination Agreement (as defined below)]1, such Stockholder (a) has not entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares that is in effect on the date hereof, and shall not enter into at any time prior to the Expiration Date, any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares, in each case, that is inconsistent with this Agreement, (b) shall not grant at any time prior to the Expiration Date, a proxy, consent or power of attorney with respect to any of the Subject Shares, in each case, that is inconsistent with this Agreement and (c) shall not take any action that would reasonably be expected to constitute a breach hereof or have the effect of delaying or preventing such Stockholder from performing any of its obligations under this Agreement.

3. Transfer of Subject Shares.

(a) Each Stockholder hereby agrees, until the earlier of (i) the Expiration Date or (ii) the time at which the Requisite Stockholder Approval shall have been obtained, not to, directly or indirectly, except as otherwise provided in this Agreement, Transfer (as defined below), either voluntarily or involuntarily, or enter into any Contract with respect to the Transfer of, any of the Subject Shares or any interest therein (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise); provided that nothing herein shall prohibit a Stockholder from the following: (A) Transfers or dispositions of the Subject Shares to any members of such Stockholder’s immediate family, to any trust for the direct benefit of such Stockholder or the immediate family of such Stockholder or to a partnership, limited liability company or other entity of which the Stockholder or any member of the Stockholder’s immediate family are the legal and beneficial owners of all of the outstanding equity securities of such entity or similar interest and the Stockholder controls all of the voting power of such entity, (B) Transfers or dispositions of the Subject Shares by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (C) Transfers that occur by operation of Law pursuant to a qualified domestic relations order or in connection with a divorce settlement or decree, (D) exercise an option or warrant (including a net or cashless exercise of such option or warrant) to purchase shares of Company Common Stock, (E) Transfer of Subject Shares to the Company to cover tax withholding obligations of such Stockholder in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, (F) Transfer Subject Shares pursuant to a charitable gift or contribution, [(G) Transfer Subject Shares pursuant to any contract, instruction or trading plan established pursuant to Rule 10b5-1 under the Exchange Act (and that is in effect as of the date hereof) up to that number of Subject Shares as permitted to be sold under such plan]2 and (H) Transfer Subject Shares to an Affiliate of such Stockholder (clauses (A) through (H) above, a “Permitted Transfer”); provided, further, that any Permitted Transfer pursuant to clauses (A), (C), (E), (F) and (H) shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of such Stockholder under, this Agreement with respect to the Subject Shares so Transferred by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent and the Company. Upon the execution and delivery of a joinder agreement by such transferee, such transferee shall be deemed to be a party hereto as if such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Stockholder with respect to the Subject Shares held by such Person. Any Transfer or attempted Transfer of any Subject Shares in violation of this Agreement shall be null and void ab initio. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin.

(b) If any involuntary Transfer of any of the Subject Shares shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee)

[1]	Note: To be included in the voting agreements with entities that are party to the Sponsor Director Nomination Agreement.
[2]	Note: To be included in voting agreements for Specified Stockholders who are directors of the Company only.

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shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement.

(c) For purposes of this Agreement, “Transfer” means any direct or indirect transfer, sale, assignment, pledge, encumbrance, hypothecation, grant of a security interest in, gift, distribution or other disposal of all or any portion of the Subject Shares, by operation of Law or otherwise. For the avoidance of doubt, an indirect Transfer of limited partner interests or limited liability company interests of such Stockholder or any of its direct or indirect holders, and which does not result in the direct or indirect transfer of “control” (as defined in the Merger Agreement) of such Stockholder and does not affect in any way such Stockholder’s obligations under this Agreement, is permitted without notice or consent of any kind.

4. Further Assurances; Disclosure. From time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional instruments, and shall take such further actions, as Parent or the Company may reasonably request for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, each Stockholder hereby severally as to itself only, but not jointly with any other Stockholder, authorizes Parent and the Company to publish and disclose in any public filing made in connection with the Merger Agreement and the transactions contemplated thereby and in any other announcement or disclosure required by applicable Law, such Stockholder’s identity and ownership of the Subject Shares and the nature of such Stockholder’s obligations under this Agreement and authorizes Parent and the Company to include this Agreement as an exhibit to any filing required to be made by the Company or an Affiliate of Parent with the SEC in connection with the Merger Agreement and the transactions contemplated thereby.

5. Representations and Warranties of Each Stockholder.

(a) Each Stockholder on its own behalf hereby represents and warrants to Parent, severally and not jointly, as of the date hereof with respect to such Stockholder as follows:

(i) Organization. Such Stockholder, if not a natural Person, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii) Authority. Such Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. No other actions on the part of such Stockholder (or its governing body, general partner, board of directors, partners or other equityholders, as applicable) are necessary to authorize or adopt this Agreement or compliance with its obligations hereunder.

(iii) No Conflicts. Neither the execution and delivery of this Agreement by such Stockholder, nor the performance by such Stockholder of its obligations hereunder or the consummation by it of the transactions contemplated hereby, will (i) violate, conflict with or result in a breach of, constitute a default (with or without notice or lapse of time or both), or require any material consent or action by any Person, under any provision of, any Contract to which such Stockholder is party, (ii) violate any Law or order, decision, judgment, decree, injunction or ruling of any Governmental Authority applicable to such Stockholder or (iii) conflict with or violate any provision of the certificate of incorporation, bylaws, limited liability company agreement or other comparable governing documents of such Stockholder, in each case, other than consents or authorizations that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not materially impair the ability of such Stockholder to perform its obligations hereunder.

(iv) Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations hereunder and the consummation by it of

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the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Authority, other than such reports, schedules or statements under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and any other consents, approvals, notifications, permits or filings that would not reasonably be expected to materially and adversely affect the ability of such Stockholder to perform its obligations hereunder.

(v) Ownership. Such Stockholder is the record and/or beneficial owner of and has good and valid title to, the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, free and clear of any and all Liens (other than Permitted Liens), other than (I) those created by this Agreement, [(II) the Registration Rights Agreement, dated as of August 10, 2020, by and among Oak Street Health, Inc., General Atlantic (OSH) Interholdco, L.P. and its Affiliates (as defined therein), Newlight Harbour Point SPV LLC and its Affiliates, as applicable, and any Person who becomes party thereto]3, [(III)] restrictions on transfer of general applicability arising under applicable securities Laws or [(IV)] restrictions that would not limit such Stockholder’s ability to comply with its obligations hereunder. Such Stockholder does not own, of record or beneficially, any shares of Company Common Stock other than the Company Common Stock set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to beneficially own Subject Shares owned by other Stockholders). None of such Stockholders’ Subject Shares are, and at no time during the term of this Agreement will be, except for this Agreement, [and the Sponsor Director Nomination Agreement, dated as of August 10, 2020, by and among Oak Street Health, Inc., General Atlantic (OSH) Interholdco, L.P. and Newlight Harbour Point SPV LLC (the “Sponsor Director Nomination Agreement”),] subject to any voting trust or other agreement or arrangement with respect to the voting of such shares of Company Common Stock.

(vi) Reliance by Parent and the Company. Such Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Stockholder contained herein. Such Stockholder has had the opportunity to review this Agreement and the Merger Agreement. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

(vii) No Legal Proceeding. As of the date hereof, there is no Legal Proceeding pending against such Stockholder or, to the knowledge of such Stockholder, threatened against such Stockholder or any of its Affiliates (excluding the Company and its Subsidiaries), or any order, decision, judgment, decree, injunction or ruling of any Governmental Authority to which such Stockholder or any of its Affiliates is subject that would reasonably be expected to question the beneficial or record ownership of such Stockholder’s Subject Shares, the validity of this Agreement or the performance by such Stockholder of its obligations under this Agreement.

(b) Parent hereby represents and warrants to each Stockholder, as of the date hereof, as follows:

(i) Organization. Parent is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(ii) Authority. Parent has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions. No actions on the part of Parent (or its board of directors) or its Affiliates that have not been obtained are necessary to authorize or adopt this Agreement or compliance with its obligations hereunder.

[3]	Note: To be included in the voting agreements with entities that are party to the Registration Rights Agreement and/or Sponsor Director Nomination Agreement, as applicable.

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(iii) No Conflicts. Neither the execution and delivery of this Agreement by Parent, nor the performance by Parent of its obligations hereunder or the consummation by it of the transactions contemplated hereby, will (i) violate, conflict with or result in a breach of, constitute a default (with or without notice or lapse of time or both), or require any material consent by any Person, under any provision of, any Contract to which Parent is party, (ii) violate any Law or order, decision, judgment, decree, injunction or ruling of any Governmental Authority applicable to Parent or its Affiliates or (iii) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent, in each case, other than consents or authorizations that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not materially impair the ability of Parent to perform its obligations hereunder.

(iv) Consents and Approvals. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations hereunder and the consummation by it of the transactions contemplated hereby will not, except as otherwise set forth in the Merger Agreement, require Parent or its Affiliates to obtain any consent, approval, order, waiver, authorization or permit of or any filing with or notification to, any Governmental Authority, other than consents, approvals, notifications, permits or filings that would not reasonably be expected to materially and adversely affect the ability of Parent to perform its obligations hereunder.

(v) No Legal Proceeding. As of the date hereof, there is no Legal Proceeding pending against Parent or any of its Affiliates or, to the knowledge of Parent, threatened against Parent or any of its Affiliates, or any order, decision, judgment, decree, injunction or ruling of any Governmental Authority to which Parent or any of its Affiliates is subject that would reasonably be expected to question the validity of this Agreement or the performance by Parent of its obligations under this Agreement.

6. Stockholder Capacity. No individual executing this Agreement who is or becomes a director or officer, or serves in any other similar function or capacity, of the Company or any other Person shall be deemed to make any representation, warranty, agreement or understanding in this Agreement in such Person’s capacity as a director or officer, or any other similar function or capacity. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record holder or beneficial owner of the Subject Shares, and nothing herein shall limit or affect any actions taken (or any failures to act) by a Stockholder or, if applicable, such Stockholder’s or any of its Affiliates’ designee(s) serving on the Company Board in such Person’s capacity as a director or officer, or any other similar function or capacity, of the Company or any other Person. The taking of any actions (or any failures to act) by a Stockholder in such Stockholder’s or any of its Affiliates’ designee(s) capacity as a director or officer, or any other similar function or capacity, of the Company or any other Person, including taking any action permitted by Section 5.3 of the Merger Agreement, shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto. Neither Parent nor Merger Sub shall assert any claim that any action taken by such Stockholder (or any of its Affiliates’ designee(s)) in his capacity as a director of the Company violates any provision of this Agreement.

7. Stockholder Litigation. The Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby; provided that this Section 7 shall not be deemed a waiver of any rights of the Stockholder or its Affiliates for any breach of this Agreement or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

8. No Solicitation. Prior to obtaining the Requisite Stockholder Approval, no Stockholder shall take any action that the Company’s Representatives would then be prohibited from taking under Section 5.3 of the Merger Agreement.

9. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. Except as

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provided in this Agreement, all rights, ownership and economic benefits relating to the Subject Shares shall remain vested in and belong to each such Stockholder, and neither Parent nor the Company shall have any authority to exercise any power or authority to direct the Stockholder in the voting of any of the Subject Shares, except as otherwise specifically provided herein. The parties hereto acknowledge and agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act) either among the Stockholders or between any of the Stockholders and Parent.

10. Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) as to the Stockholder, any amendment of the Merger Agreement that (x) reduces the amount of, or changes the form of, or imposes any material restrictions on, or additional conditions on the payment of the Per Share Price or the consummation of the Merger or (y) extends the Termination Date (after giving effect to the extensions contemplated by the Merger Agreement) (each of clauses (x) and (y), an “Adverse Amendment”), in each case, unless such amendment is consented to by such Stockholder, (iv) the mutual written agreement of the Stockholders, the Company and Parent to terminate this Agreement, or (v) the time (if any) at which the Company Board shall have made a Company Board Recommendation Change in accordance with terms of the Merger Agreement (the earliest to occur of any such date under clauses (i) through (v) of this Section 10 being referred to herein as the “Expiration Date”); provided that no such termination shall relieve any party hereto from liability for fraud or any Willful and Material Breach of this Agreement prior to termination. Notwithstanding the foregoing, the provisions set forth in Section 7 and in Sections 11 to 24 of this Agreement shall survive the termination of this Agreement. All representations, warranties, covenants and agreements in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

11. Specific Performance. Each of the parties hereto acknowledges and agrees that (a) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, and (b) irreparable damage would occur and each such party would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the other parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each of the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by each of the other parties hereto, and to enforce specifically the terms and provisions of this Agreement by a decree of specific performance, in accordance with Section 12, without the necessity of proving actual harm or damages or obtaining, furnishing or posting any bond or similar instrument therefor (and each such party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument), this being in addition to any other remedy to which such party is entitled at Law or in equity, and each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that such party has an adequate remedy at Law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at Law or in equity. Without limitation of the foregoing, each of the parties hereto hereby further acknowledges and agrees that during the Term, each party shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by each of the other parties hereto under this Agreement, in addition to any other remedy to which such party is entitled at Law or in equity, including such party’s right to terminate this Agreement pursuant to Section 10. Each of the parties hereto further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 11.

12. Governing Law. This Agreement and all actions, proceedings, causes of action, claims or counterclaims (whether based on contract, tort, statute or otherwise) based upon, arising out of or relating to this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement thereof (including any claim or cause of action based upon, arising out of or related to any

6

representation or warranty made in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws, including any statutes of limitations, of any jurisdiction other than the State of Delaware.

13. Waiver. At any time and from time to time prior to the Effective Time, Parent and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, as applicable; (b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other party hereto with any of the agreements or conditions contained herein applicable to such party hereto (it being understood that Parent and Merger Sub shall be deemed a single party hereto solely for purposes of this Section 13). Any agreement on the part of a party hereto to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party hereto. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

14. Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY HERETO MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15. Assignment. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other parties hereto, except as permitted in accordance with Section 3 of this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No assignment by any party hereto will relieve such party hereto of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 15 is null and void.

16. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by electronic mail or by hand (with a written or electronic confirmation of delivery), in each case to the intended recipient as set forth below:

(a)	If to Parent, to:

CVS Pharmacy, Inc.

One CVS Drive

Woonsocket, Rhode Island 02895

Mail Code 1160

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Attention:        Darin P. Smith, Vice President, Senior Legal Counsel—Corporate Services

Email: [***]

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP

599 Lexington Ave.

New York, New York 10022

Attention:    Creighton Condon

Daniel Litowitz

Derrick Lott

Email:         ccondon@shearman.com

daniel.litowitz@shearman.com

derrick.lott@shearman.com

(b)	If to a Stockholder, to the address set forth on its signature page hereto, with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Ave.

New York, New York 10022

Attention:    Daniel Wolf, P.C.

David M. Klein, P.C.

Joshua Ayal

Email:         daniel.wolf@kirkland.com

dklein@kirkland.com

joshua.ayal@kirkland.com

(c)	If to the Company, to:

Oak Street Health, Inc.

30 W. Monroe Street, Suite 1200

Chicago, Illinois 60603

Attention:        Mike Pykosz

Email:             [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Ave.

New York, New York 10022

Attention:    Daniel Wolf, P.C.

David M. Klein, P.C.

Joshua Ayal

Email:         daniel.wolf@kirkland.com

dklein@kirkland.com

joshua.ayal@kirkland.com

17. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or

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circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

18. Entire Agreement. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (including the Merger Agreement) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

19. Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

20. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.

21. Waiver of Appraisal. Each Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Subject Shares.

22. Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in Law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as the parties in the preamble to this Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of any of the foregoing, shall have any liability (whether in contract or in tort, in Law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or the transactions contemplated by this Agreement or based on, in respect of, or by reason of this Agreement or the transactions contemplated by this Agreement or the negotiation, execution, performance, or breach of this Agreement.

23. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Charter, the Merger Agreement, this Agreement and any other Voting Agreements and the transactions contemplated by the Merger Agreement, including the Merger.

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24. Interpretation and Construction.

(a) When a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise indicated and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule, such reference is to a Schedule to this Agreement, unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein”, “hereunder” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(f) When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(g) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(h) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(i) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time.

(j) The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(k) The parties hereto agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(l) All references to time shall refer to New York City time unless otherwise specified.

25. Other Agreements. Parent and the Company represent and warrant that they have entered into Voting Agreements with the other Specified Stockholders as of the date hereof, containing the same terms and conditions as this Agreement (collectively, the “Other Agreements”). Parent represents, warrants, covenants and agrees, that it has not entered into, and will not enter into, any other agreement with any stockholder of the

10

Company relating to the voting of shares of Company Common Stock other than the Other Agreements. Without the prior written consent of the Stockholder, Parent shall not supplement, modify, amend, or waive the terms of the Other Agreements or provide consideration to the Specified Stockholders party to the Other Agreements that is not provided to the Stockholder.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

OAK STREET HEALTH, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT

CVS PHARMACY, INC.

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

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STOCKHOLDERS:

[•]

By:
Name: [•] Title: [•]

Address for Notice:
[•]
[•]
[•]
Attention: [•]
Email: [•]

[Signature Page to Voting and Support Agreement]

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Schedule A

Stockholder	Shares of Company Common Stock
[•]	[•]
[•]	[•]
[•]	[•]

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET
Go To: www.proxydocs.com/OSH
	•	Cast your vote online
	•	Have your Proxy Card ready
	•	Follow the simple instructions to record your vote

PHONE Call 1-866-892-1716
	•	Use any touch-tone telephone
	•	Have your Proxy Card ready when you call
	•	Follow the simple recorded instructions
MAIL
	•	Mark, sign and date your Proxy Card
	•	Fold and return your Proxy Card in the postage-paid envelope provided to Proxy Tabulator, Mediant Communications Inc., P.O. Box 8016, Cary, NC 27512-9903

Oak Street Health, Inc.
Special Meeting of Stockholders

For Stockholders of record as of March 20, 2023

TIME:	Friday, April 28, 2023 at 8:30 A.M., Central Time

PLACE:	Special Meeting to be held live via the Internet - please visit
www.proxydocs.com/OSH for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying proxy statement dated March 30, 2023 and hereby appoints Robert Guenthner and Timothy Cook (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Oak Street Health, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held virtually, via live audio webcast on April 28, 2023, at 8:30 A.M. Central time (the “Special Meeting”) and any postponement or adjournment thereof (collectively, the “Shares”) upon the matters specified and upon such other matters as may be properly brought before the Special Meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the Special Meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE UNDERSIGNED STOCKHOLDER AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF OAK STREET HEALTH, INC. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING THAT ARE NOT SPECIFICALLY SET FORTH ON THE PROXY CARD AND THE PROXY STATEMENT, THE NAMED PROXIES WILL VOTE IN THEIR DISCRETION. This proxy card, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the recommendations of the Board of Directors of Oak Street Health, Inc. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this proxy card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Oak Street Health, Inc.

Special Meeting of Stockholders

Please make your marks in blue or black ink like this:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

		FOR	AGAINST	ABSTAIN
1.	To adopt the Agreement and Plan of Merger, dated as of February 7, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Oak Street Health, Inc., a Delaware corporation (“Oak Street Health”), CVS Pharmacy, Inc., a Rhode Island corporation ("CVS Pharmacy"), Halo Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of CVS Pharmacy (“Merger Sub”), and, solely for the limited purposes set forth therein, CVS Health Corporation, a Delaware corporation. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Oak Street Health, with Oak Street Health continuing as the surviving corporation and a wholly owned subsidiary of CVS Pharmacy (the “Merger”);	☐	☐	☐	FOR

2.	To approve, on an advisory, non-binding basis, the compensation that may be paid or may become payable to the named executive officers of Oak Street Health in connection with the Merger; and	☐	☐	☐	FOR

3.	To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.	☐	☐	☐	FOR

You must register in advance to attend and participate in the Special Meeting online at www.proxydocs.com/OSH.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign personally. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this proxy card.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date